As filed with the Securities and Exchange Commission on April 30, 1998

                                                               File No. 2-64715
                                                               File No. 811-1447
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                        --------------------------------

                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      |X|

                       Pre-Effective Amendment No. ___                 |_|

                       Post-Effective Amendment No. 25                 |X|

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  |X|

                                Amendment No. 30                       |X|

                           WPG GROWTH AND INCOME FUND
                           --------------------------
               (Exact name of Registrant as Specified in Charter)

                  ONE NEW YORK PLAZA, NEW YORK, NEW YORK 10004
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                   Registrant's Telephone Number: 800-223-3332
                                                  ------------

                        JAY C. NADEL, WEISS, PECK & GREER
                  ONE NEW YORK PLAZA, NEW YORK, NEW YORK 10004
                  --------------------------------------------
                     (Name and Address of Agent for Service)

                                   Copies to:
                              Ernest V. Klein, Esq.
                                Hale and Dorr LLP
                                 60 State Street
                                Boston, MA 02109

             It is proposed that this filing will become effective:

___ immediately upon filing pursuant to paragraph (b) of Rule 485 _X_ on May 1, 1998 pursuant to paragraph (b) of Rule 485
___ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
___ on ___________ pursuant to paragraph (a)(1) of Rule 485
___ 75 days after filing pursuant to paragraph (a)(2) of Rule 485
___ on ___________ pursuant to paragraph (a)(2) of Rule 485

                           WPG GROWTH AND INCOME FUND

                              CROSS REFERENCE SHEET
                              ---------------------

N-1A ITEM NO.                               LOCATION:
-------------                               ---------

PART A                                      PROSPECTUS
------                                      ----------

    1.   Cover Page.....................    Cover Page

    2.   Synopsis.......................    Cover Page; Description of the
                                            Funds; Expense Information

    3.   Condensed Financial
           Information..................    Financial Highlights; The Funds'
                                            Investment Performance

    4.   General Description of
           Registrant...................    Description of the Funds;
                                            Organization and Capitalization;
                                            Risk Considerations and Other
                                            Investment Practices and Policies
                                            of the Funds

    5.   Management of the Fund.........    Management of the Funds; How
                                            to Purchase Shares; Portfolio
                                            Brokerage

    6.   Capital Stock and Other
           Securities...................    Organization and Capitalization;
                                            Dividends, Distributions and
                                            Taxes; Shareholder Services



    7.   Purchase of Securities
           Being Offered................    How to Purchase Shares;
                                            Shareholder Services; How Each
                                            Fund's Net Asset Value is
                                            Determined

    8.   Redemption or Repurchase.......    How to Redeem Shares

    9.   Pending Legal Proceedings......    Not Applicable

    10.  Cover Page.....................    Cover Page

    11. Table of Contents...............    Table of Contents



N-1A ITEM NO.                               LOCATION:
-------------                               ---------

PART B                                      STATEMENT OF
------                                      ------------
                                            ADDITIONAL INFORMATION
                                            ----------------------

    12. General Information
          and History...................    Organization

    13. Investment Objectives and
          Policies                          Investment Objective and
                                            Policies; Investment Restrictions

    14. Management of the Fund..........    Advisory and Administrative
                                            Services; Trustees and Officers;
                                            Custodian

    15. Control Persons and Principal
          Holders of Securities.........    Trustees and Officers

    16. Investment Advisory and Other
          Services......................    Advisory and Administrative
                                            Services; Investor Services

    17. Brokerage Allocation and
          Other Practices...............    Portfolio Brokerage; Portfolio
                                            Turnover

    18. Capital Stock and Other
          Securities....................    Organization

    19. Purchase, Redemption and
          Pricing of Securities
          Being Offered.................    How to Purchase Shares;
                                            Redemption of Shares; Net Asset
                                            Value

    20. Tax Status......................    Dividends, Distributions and Tax
                                            Status

    21. Underwriters....................    Not Applicable

    22. Calculations of Yield
          Quotations of Money Market
          Funds.........................    Performance Information; Fund
                                            Performance Summary

    23. Financial Statements............    Financial Statements

                           WEISS, PECK & GREER, L.L.C.
                                  MUTUAL FUNDS
                             NO-LOAD OPEN-END FUNDS
                               One New York Plaza
                            New York, New York 10004
                                 1-800-223-3332

                        WPG GOVERNMENT MONEY MARKET FUND
                         WPG TAX FREE MONEY MARKET FUND

                      WPG INTERMEDIATE MUNICIPAL BOND FUND
                               WPG CORE BOND FUND

                           WPG GROWTH AND INCOME FUND
                                 WPG TUDOR FUND
                     WEISS, PECK & GREER INTERNATIONAL FUND
                                 WPG GROWTH FUND
                          WPG QUANTITATIVE EQUITY FUND

      ALTHOUGH THE GOVERNMENT MONEY MARKET FUND AND THE TAX FREE MONEY MARKET FUND ARE MONEY MARKET FUNDS AND ATTEMPT TO MAINTAIN A STABLE $1.00 NET ASSET VALUE PER SHARE, INVESTMENT IN THESE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT EITHER FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


This Prospectus sets forth concisely the information that a prospective investor should know before investing in any of the Funds. It should be retained for future reference. A combined Statement of Additional Information ("SAI") about each Fund, dated May 1, 1998, has been filed with the Securities and Exchange Commission ("SEC") and is available, without charge, by writing to the Funds at the address for the Funds shown above. The SAI is incorporated by reference into this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI and other information regarding the Funds.


All of the Funds are open-end management investment companies registered under the Investment Company Act of 1940, as amended ("1940 Act"). All the Funds are no-load mutual funds, which means you pay no sales commission or other transaction charges when you purchase or redeem shares of the Funds.


 PROSPECTUS DATED MAY 1,  1998

WPG GOVERNMENT MONEY MARKET FUND (THE "GOVERNMENT MONEY MARKET FUND") is a money market fund that seeks to provide high current income, consistent with preservation of capital and liquidity, through investment primarily in a portfolio of short-term securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities and repurchase agreements collateralized by such securities.

WPG TAX FREE MONEY MARKET FUND (THE "TAX FREE MONEY MARKET FUND") seeks to provide high current income exempt from regular federal income tax, consistent with preservation of capital and liquidity, through investment primarily in high quality, tax-exempt money market instruments.

WPG INTERMEDIATE MUNICIPAL BOND FUND (THE "MUNICIPAL BOND FUND") seeks to provide a high level of current income exempt from regular federal income tax, consistent with relative stability of principal, through investment primarily in a diversified portfolio of investment grade municipal securities.


WPG CORE BOND FUND (THE "CORE BOND FUND") seeks to provide high current income consistent with capital preservation, through investment primarily in investment grade bonds of all types that are quoted or denominated in U.S. dollars.


WPG GROWTH AND INCOME FUND (THE "GROWTH AND INCOME FUND") seeks long-term growth of capital, a reasonable level of current income, and an increase in future income through investment primarily in a diversified portfolio of income-producing equity securities that have prospects for growth of capital and increasing dividends.

WPG TUDOR FUND (THE "TUDOR FUND") seeks capital appreciation through investment primarily in a diversified portfolio of common stocks, securities convertible into common stocks, and "special situations."

WEISS, PECK & GREER INTERNATIONAL FUND (THE "INTERNATIONAL FUND") seeks long-term capital growth through investment primarily in a diversified portfolio of non-U.S. equity securities. Current income is a secondary objective.


WPG GROWTH FUND (THE "GROWTH FUND") seeks maximum capital appreciation through a diversified portfolio that emphasizes investments in common stocks and securities convertible into common stocks of small and medium capitalization companies with superior growth potential and "special situations."


WPG QUANTITATIVE EQUITY FUND (THE "QUANTITATIVE EQUITY FUND") seeks to provide investment results that exceed the performance of publicly traded common stocks in the aggregate, as represented by the Capitalization Weighted Standard & Poor's 500 Composite Stock Price Index.

                                TABLE OF CONTENTS

                                                                      PAGE
                                                                      ----

Expense Information................................................    4
Financial Highlights...............................................    5
Overview...........................................................    9
Description of the Funds...........................................    9
How to Purchase Shares.............................................   17
Shareholder Services...............................................   19
How Each Fund's Net Asset Value is Determined......................   22
How to Redeem Shares...............................................   23
Management of the Funds............................................   24
Dividends, Distributions and Taxes.................................   28
Portfolio Brokerage................................................   30
Organization and Capitalization....................................   31
Risk Considerations and Other Investment Practices
   and Policies of the Funds................. .....................   32
The Funds' Investment Performance..................................   42

                               EXPENSE INFORMATION

     The Table and Examples below are included in this Prospectus to assist your understanding of all the fees and expenses to which an investment in each Fund would be subject. Shown below are all fees and expenses incurred by each Fund during its most recently completed fiscal year as revised to reflect any current expense limitations. Actual fees and expenses for the Funds in the future may be greater or less than those shown below. A more complete description of all fees and expenses for the Funds is included in this Prospectus under "Management of the Funds."


SHAREHOLDER TRANSACTION EXPENSE

                              TAX
                 GOVERNMENT   FREE                      GROWTH
                    MONEY     MONEY  MUNICIPAL  CORE     AND             INTER-         QUANTITATIVE
                    MARKET    MARKET   BOND     BOND    INCOME   TUDOR  NATIONAL  GROWTH   EQUITY
                    FUND      FUND     FUND     FUND     FUND    FUND    FUND     FUND      FUND
                    ----      ----     ----     ----     ----    ----    ----     ----      ----
Sales Load Imposed
   on Purchase      None      None     None     None      None    None    None     None      None
Sales Load Imposed
   on Reinvested
   Dividends        None      None     None     None      None    None    None     None      None
Deferred Sales Load
   Imposed on
   Redemptions      None      None     None     None      None    None    None     None      None
Redemption Fee (1)  None      None     None     None      None    None    None     None      None
Exchange Fee        None      None     None     None      None    None    None     None      None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
Management Fees     0.50%     0.50%    0.19%(2) 0.24%(2)  0.75%   0.90%   0.50%    0.75%     0.75%
Rule 12b-1 Fees     0.00%     0.00%    0.00%    0.00%(3)  0.00%   0.00%   0.00%    0.00%     0.00%
Other Expenses      0.31%     0.24%    0.66%(2) 0.26%(2)  0.31%   0.34%   1.39%    0.37%     0.28%
                    ----      ----     ---- --  ---- --   ----    ----    ----     ----      ----

Total Fund Operating
   Expenses         0.81%     0.74%    0.85%(2) 0.50%(2)  1.06%   1.24%   1.89%    1.12%     1.03%
                    ====      ====     ==== ==  ==== ==   ====    ====    ====     ====      ====



(1) There are no charges imposed upon redemption, although the Transfer Agent will charge a fee (currently $9.00) for transfers of redemption proceeds by wire. For further information regarding wire fees, please call toll free 1-800-223-3332.


(2) After expense limitation. Weiss, Peck & Greer, L.L.C. ("WPG" or the "Adviser") voluntarily agreed to limit certain other expenses. These agreements are voluntary and temporary and may be revised or terminated by WPG at any time although it has no current intention to do so. Absent any expense limitation, Management Fees, Other Expenses and Total Fund Operating Expense ratios for the fiscal year ended December 31, 1997 would have been 0.46%, 0.69% and 1.15%, respectively, for the Municipal Bond Fund and 0.60%, 0.26% and 0.86%, respectively, for the Core Bond Fund. See "Management of the Funds."

(3) Rule 12b-1 fees paid by Core Bond Fund represented less than 0.01% of average daily net assets for the fiscal year ended December 31, 1997.

EXAMPLES: An investor in each Fund would pay the following expenses on a hypothetical $1,0001 investment, assuming (1) 5% annual return and (2) redemption at the end of each future time period:


     FUND                         1 YEAR   3 YEARS   5 YEARS    10 YEARS
     ----                         ------   -------   -------    --------
Government Money Market            $ 9       $26       $ 45       $100
Tax Free Money Market              $ 8       $24       $ 41       $ 92
Municipal Bond                     $ 8       $27       $ 47       $105
Core Bond                          $ 9       $27       $ 48       $106
Growth and Income                  $11       $34       $ 58       $129
Tudor                              $13       $39       $ 68       $150
Growth                             $11       $36       $ 62       $136
International                      $19       $59       $102       $220
Quantitative Equity                $11       $33       $ 57       $126

------------------
     1 Unless waived by the Funds, the minimum initial investment required for each Fund is $2,500, except for the Core Bond Fund and the Growth Fund whose minimum initial investments are $25,000 and $250,000 , respectively.

     These examples should not be considered a representation of past or future expenses for any Fund. Actual expenses may be greater or less than those shown above. Similarly, the annual rate of return assumed in the examples is not an indication or guarantee of future investment performance. The payment of Rule 12b-1 fees by Core Bond Fund and International Fund may result in a long-term shareholder paying more than the economic equivalent of the maximum front-end sales charges permitted under the rules of the National Association of Securities Dealers, Inc.


FINANCIAL HIGHLIGHTS

     The following tables represent a condensed financial history for each Fund and use each Fund's taxable year (which ends on December 31 except for certain periods for the International Fund as noted below). The tables express the information for each of the Funds in terms of a single share for the Fund outstanding throughout each period. This condensed financial information has been derived from the Funds' financial statements , which have been audited by the Funds' independent auditors, KPMG Peat Marwick LLP, independent certified public accountants, whose unqualified reports thereon are incorporated by reference into the Funds' Statement of Additional Information. The Funds' 1997 Annual Report includes more information about the Funds' performance and is available free of charge by writing to the Funds at the address shown on the cover of this Prospectus.



FINANCIAL HIGHLIGHTS


                                                  $ PER SHARE
-----------------------------------------------------------------------------------------------------------------------------
                            Net       Total
                          Realized  Income/(Loss)
           Net              and       From        Dividends  Distri-                                 Net             Net
          Asset    Net   Unrealized   invest-      From      butions   Tax                          Asset          Assets at
        Value at  Invest- Gains or    ment          Net       From    Return  Total    Contri-     Value at         End of
        Beginning  ment  (Losses) on  Opera-     Investment  Capital    of    Distri-  butions to  End of   Total   Period
        of Period Income  Securities  tions        Income     Gains   Capital butions  Capital     Period   Return  ($000's)
        --------- ------  ----------  -----        ------     -----   ------- -------  -------     ------   ------  --------

GOVERNMENT MONEY MARKET
1997     $1.00   $0.05     $0.00     $0.05        $(0.05)    $0.00     $0.00  $(0.05)  $0.00       $1.00     4.76%  $207,817
1996      1.00    0.04      0.00      0.04         (0.04)     0.00      0.00   (0.04)   0.00        1.00     4.56    152,786
1995      1.00    0.05      0.00      0.05         (0.05)     0.00      0.00   (0.05)   0.00        1.00     5.16    131,210
1994      1.00    0.04     (0.01)     0.03         (0.04)     0.00      0.00   (0.04)   0.01        1.00     3.58    188,197
1993      1.00    0.03      0.00      0.03         (0.03)     0.00      0.00   (0.03)   0.00        1.00     2.80    140,926
1992      1.00    0.03      0.00      0.03         (0.03)     0.00      0.00   (0.03)   0.00        1.00     2.95    103,109
1991      1.00    0.05      0.00      0.05         (0.05)     0.00      0.00   (0.05)   0.00        1.00     5.33     94,553
1990      1.00    0.07      0.00      0.07         (0.07)     0.00      0.00   (0.07)   0.00        1.00     7.74    129,076
1989      1.00    0.09      0.00      0.09         (0.09)     0.00      0.00   (0.09)   0.00        1.00     8.84    112,626
1988(a)   1.00    0.06      0.00      0.06         (0.06)     0.00      0.00   (0.06)   0.00        1.00     6.56     80,230

TAX FREE MONEY MARKET
1997      1.00    0.03      0.00      0.03         (0.03)     0.00      0.00   (0.03)   0.00        1.00     3.23    130,083
1996      1.00    0.03      0.00      0.03         (0.03)     0.00      0.00   (0.03)   0.00        1.00     3.14    117,423
1995      1.00    0.04      0.00      0.04         (0.04)     0.00      0.00   (0.04)   0.00        1.00     3.63    121,754
1994      1.00    0.03      0.00      0.03         (0.03)     0.00      0.00   (0.03)   0.00        1.00     2.61    152,501
1993      1.00    0.02      0.00      0.02         (0.02)     0.00      0.00   (0.02)   0.00        1.00     2.32    136,889
1992      1.00    0.03      0.00      0.03         (0.03)     0.00      0.00   (0.03)   0.00        1.00     2.95    125,622
1991      1.00    0.05      0.00      0.05         (0.05)     0.00      0.00   (0.05)   0.00        1.00     4.63    106,512
1990      1.00    0.06      0.00      0.06         (0.06)     0.00      0.00   (0.06)   0.00        1.00     5.70     96,912
1989      1.00    0.06      0.00      0.06         (0.06)     0.00      0.00   (0.06)   0.00        1.00     6.23     74,620
1988(a)   1.00    0.04      0.00      0.04         (0.04)     0.00      0.00   (0.04)   0.00        1.00     4.17     17,053

INTERMEDIATE MUNICIPAL BOND
1997     10.14    0.47      0.31      0.78         (0.47)     0.00      0.00   (0.47)   0.00       10.45     7.85     23,508
1996     10.20    0.48     (0.06)     0.42         (0.48)     0.00      0.00   (0.48)   0.00       10.14     4.20     15,214
1995      9.51    0.44      0.69      1.13         (0.44)     0.00      0.00   (0.44)   0.00       10.20    12.05     12,730
1994     10.15    0.41     (0.64)    (0.23)        (0.41)     0.00      0.00   (0.41)   0.00        9.51    (2.29)    14,005
1993(c)  10.00    0.19      0.15      0.34         (0.19)     0.00      0.00   (0.19)   0.00       10.15     3.48     12,334

CORE BOND
1997      9.19    0.51      0.15      0.66         (0.51)     0.00      0.00   (0.51)   0.00        9.34     7.37    108,443
1996      9.38    0.64     (0.29)     0.35         (0.54)     0.00      0.00   (0.54)   0.00        9.19     3.85    120,804
1995      8.83    0.60      0.54      1.14         (0.59)     0.00      0.00   (0.59)   0.00        9.38    13.25    171,578
1994     10.37    0.68     (1.56)    (0.88)        (0.64)    (0.02)     0.00   (0.66)   0.00        8.83    (8.70)   216,364
1993     10.38    0.79      0.14      0.93         (0.79)    (0.15)     0.00   (0.94)   0.00       10.37     8.96    334,904
1992     10.54    0.70      0.01      0.71         (0.70)    (0.17)     0.00   (0.87)   0.00       10.38     7.90    263,407
1991     10.22    0.80      0.57      1.37         (0.80)    (0.25)     0.00   (1.05)   0.00       10.54    13.96    193,616
1990     10.18    0.82      0.04      0.86         (0.82)     0.00      0.00   (0.82)   0.00       10.22     8.95    130,897
1989      9.74    0.86      0.44      1.30         (0.86)     0.00      0.00   (0.86)   0.00       10.18    13.94     90,778
1988      9.77    0.78     (0.03)     0.75         (0.78)     0.00      0.00   (0.78)   0.00        9.74     7.90     79,254

GROWTH AND INCOME
1997    29.32   0.24       10.30     10.54         (0.24)    (4.51)     0.00   (4.75)   0.00       35.11    36.27    117,146
1996    26.02   0.24        6.11      6.35         (0.39)    (2.66)     0.00   (3.05)   0.00       29.32    24.42     82,937
1995    21.36   0.51        6.44      6.95         (0.53)    (1.76)     0.00   (2.29)   0.00       26.02    32.73     67,357
1994    23.34   0.56       (1.83)    (1.27)        (0.62)    (0.09)     0.00   (0.71)   0.00       21.36    (5.47)    61,045
1993    23.89   0.56        1.71      2.27         (0.89)    (1.93)     0.00   (2.82)   0.00       23.34     9.53     62,714
1992    24.07   0.45        2.82      3.27         (0.43)    (3.02)     0.00   (3.45)   0.00       23.89    13.80     49,304
1991    18.53   0.29        7.23      7.52         (0.31)    (1.67)     0.00   (1.98)   0.00       24.07    40.72     41,538
1990    22.05   0.26       (2.51)    (2.25)        (0.33)    (0.94)     0.00   (1.27)   0.00       18.53   (10.38)    29,948
1989    19.95   0.25        5.25      5.50         (0.24)    (3.16)     0.00   (3.40)   0.00       22.05    27.64     33,410
1988    18.73   0.17        1.70      1.87         (0.17)    (0.48)     0.00   (0.65)   0.00       19.95     8.89     34,115



                             RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------

                               Ratio of     Ratio of               Average
                               Expenses     Net Income  Portfolio Commission
                               To Average   To Average  Turnover     Per
                               Net Assets   Net Assets   Rate       Share
                               ----------   ----------   ----       -----

GOVERNMENT MONEY MARKET
1997                             0.81%       4.68%       N/A         N/A
1996                             0.83        4.48        N/A         N/A
1995                             0.82        5.06        N/A         N/A
1994                             0.80        3.54        N/A         N/A
1993                             0.81        2.75        N/A         N/A
1992                             0.92        2.92        N/A         N/A
1991                             0.88        5.35        N/A         N/A
1990                             0.75        7.47        N/A         N/A
1989                             0.76        8.46        N/A         N/A
1988(a)                          0.82(b)     6.78(b)     N/A         N/A

TAX FREE MONEY MARKET
1997                             0.74        3.17        N/A         N/A
1996                             0.72        3.10        N/A         N/A
1995                             0.76        3.56        N/A         N/A
1994                             0.73        2.59        N/A         N/A
1993                             0.74        2.29        N/A         N/A
1992                             0.76        2.92        N/A         N/A
1991                             0.78        4.52        N/A         N/A
1990                             0.75        5.56        N/A         N/A
1989                             0.68        6.20        N/A         N/A
1988(a)                          1.01(b)     4.44(b)     N/A         N/A

INTERMEDIATE MUNICIPAL BOND
1997                             0.85        4.55       39.8%        N/A
1996                             0.85        4.72       44.4         N/A
1995                             0.85        4.38       51.2         N/A
1994                             0.85        4.20       30.9         N/A
1993(c)                          0.84(b)     3.86(b)    17.0(b)      N/A

CORE BOND
1997                             0.86*       5.56       330.3        N/A
1996                             0.81        5.87       333.1        N/A
1995                             0.82        6.52       375.0        N/A
1994                             0.80        7.18       115.9        N/A
1993                             0.81        7.43       97.5         N/A
1992                             0.78        7.36       137.2        N/A
1991                             0.81        7.64       189.8        N/A
1990                             0.75        8.13       183.6        N/A
1989                             0.76        8.64       158.7        N/A
1988                             0.82        7.97       130.3        N/A

GROWTH AND INCOME
1997                             1.06        0.88        69.6      $0.062
1996                             1.15        1.50        75.8       0.062
1995                             1.22        2.10        79.4        N/A
1994                             1.23        2.49        71.9        N/A
1993                             1.26        2.15        86.4        N/A
1992                             1.34        1.79        75.5        N/A
1991                             1.48        1.28        88.6        N/A
1990                             1.56        1.21        91.0        N/A
1989                             1.41        1.04        66.6        N/A
1988                             1.53        0.82        42.2        N/A




FINANCIAL HIGHLIGHTS


                                                  $ PER SHARE
-----------------------------------------------------------------------------------------------------------------------------
                            Net       Total
                          Realized  Income/(Loss)
           Net              and       From        Dividends  Distri-                                 Net             Net
          Asset    Net   Unrealized   invest-      From      butions   Tax                          Asset          Assets at
        Value at  Invest- Gains or    ment          Net       From    Return  Total    Contri-     Value at         End of
        Beginning  ment  (Losses) on  Opera-     Investment  Capital    of    Distri-  butions to  End of   Total   Period
        of Period Income  Securities  tions        Income     Gains   Capital butions  Capital     Period   Return  ($000's)
        --------- ------  ----------  -----        ------     -----   ------- -------  -------     ------   ------  --------

TUDOR
1997    $23.28   $0.06    $2.46      $2.52        $0.00     $(3.90)   $0.00   $(3.90)  $0.00      $21.90    11.11% $166,459
1996     22.95   (0.14)    4.41       4.27         0.00      (3.94)    0.00    (3.94)   0.00       23.28    18.82   181,370
1995     19.34   (0.10)    8.03       7.93         0.00      (4.32)    0.00    (4.32)   0.00       22.95    41.18   165,534
1994     23.40   (0.13)   (2.14)     (2.27)        0.00      (1.79)    0.00    (1.79)   0.00       19.34    (9.81)  144,207
1993     24.85   (0.22)    3.51       3.29         0.00      (4.74)    0.00    (4.74)   0.00       23.40    13.38   242,067
1992     24.76   (0.16)    1.40       1.24         0.00      (1.15)    0.00    (1.15)   0.00       24.85     5.13   273,394
1991     17.85   (0.02)    8.14       8.12        (0.23)     (0.98)    0.00    (1.21)   0.00       24.76    45.84   263,703
1990     22.21    0.21    (1.32)     (1.11)       (0.21)     (3.04)    0.00    (3.25)   0.00       17.85    (5.16)  162,202
1989     20.90    0.18     5.07       5.25        (0.19)     (3.75)    0.00    (3.94)   0.00       22.21    25.05   156,551
1988     18.82    0.04     2.82       2.86        (0.03)     (0.75)    0.00    (0.78)   0.00       20.90    15.11   157,293

INTERNATIONAL
1997     10.29    0.01     0.29       0.30        (0.01)     (0.43)    0.00    (0.44)   0.00       10.15     2.89    8,555
1996     11.01   (0.07)    0.57       0.50        (0.04)     (1.18)    0.00    (1.22)   0.00       10.29     4.64    13,161
1995     10.93    0.04     1.15       1.19        (0.15)     (0.96)    0.00    (1.11)   0.00       11.01    10.92    14,194
1994     11.72    0.01    (0.75)     (0.74)        0.00      (0.05)    0.00    (0.05)   0.00       10.93    (6.32)   17,102
1993      8.54   (0.02)    3.20       3.18         0.00       0.00     0.00     0.00    0.00       11.72    37.24    15,996
1992      9.04    0.07    (0.57)     (0.50)        0.00       0.00     0.00     0.00    0.00       8.54     (5.53)    8,311
1991      8.99    0.06     0.02       0.08         0.00       0.00    (0.03)   (0.03)   0.00       9.04      0.90     9,443
1990(g)   9.53    0.02    (0.40)     (0.38)       (0.06)     (0.10)    0.00    (0.16)   0.00       8.99     (4.04)   11,751
1990(f)  10.40    0.05    (0.61)     (0.56)       (0.03)     (0.28)    0.00    (0.31)   0.00       9.53     (5.48)   14,064
1989(e)  10.00   (0.01)    0.41       0.40         0.00       0.00     0.00     0.00    0.00       10.40     4.00    11,288

GROWTH
1997    118.47    0.54    10.73      11.27         0.00     (16.00)    0.00   (16.00)   0.00       113.74    9.67    46,557
1996    125.17  (10.76)   22.90      22.14         0.00     (28.84)    0.00   (28.84)   0.00       118.47   17.99    62,839
1995     94.45   (0.22)   37.70      37.48         0.00      (6.76)    0.00    (6.76)   0.00       125.17   39.72    60,453
1994    116.62   (0.29)  (15.96)    (16.25)        0.00      (5.92)    0.00    (5.92)   0.00       94.45   (14.03)   87,942
1993    126.68   (0.78)   19.42      18.64         0.00     (28.70)    0.00   (28.70)   0.00       116.62   14.87   169,302
1992    132.06   (0.47)    8.24       7.77        (0.02)    (13.13)    0.00   (13.15)   0.00       126.68    6.27   208,384
1991     95.28    0.00    54.03      54.03         0.00     (17.25)    0.00   (17.25)   0.00       132.06   56.80   160,586
1990    111.13    0.61   (14.76)    (14.15)       (0.68)     (1.02)    0.00    (1.70)   0.00       95.28   (12.80)  117,847
1989     93.79    0.13    23.25      23.38        (0.59)     (5.45)    0.00    (6.04)   0.00       111.13   24.95   130,148
1988     83.91    0.16     9.83       9.99        (0.10)     (0.01)    0.00    (0.11)   0.00       93.79    11.50   117,894

QUANTITATIVE EQUITY
1997      5.89    0.08     1.42       1.50        (0.08)     (1.47)    0.00    (1.55)   0.00       5.84     25.47    96,055
1996      6.85    0.16     1.13       1.29        (0.15)     (2.10)    0.00    (2.25)   0.00       5.89     18.51   102,450
1995      5.44    0.13     1.70       1.83        (0.12)     (0.30)    0.00    (0.42)   0.00       6.85     33.37   133,201
1994      5.58    0.13    (0.11)      0.02        (0.11)     (0.05)    0.00    (0.16)   0.00       5.44      0.34    73,484
1993      5.00    0.08     0.62       0.70        (0.08)     (0.04)    0.00    (0.12)   0.00       5.58     13.90    46,921




                RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------

               Ratio of    Ratio of               Average
               Expenses    Net Income  Portfolio Commission
               To Average  To Average  Turnover     Per
               Net Assets  Net Assets   Rate       Share
               ----------  ----------   ----       -----
TUDOR
1997              1.24%    (0.44%)      106.3%   $   0.060
1996              1.25     (0.57)       105.4        0.058
1995              1.30     (0.47)       123.1        N/A
1994              1.28     (0.62)       109.1        N/A
1993              1.25     (0.76)       118.2        N/A
1992              1.21     (0.71)        88.8        N/A
1991              1.17     (0.11)        89.8        N/A
1990              1.11      0.84         73.2        N/A
1989              1.10      0.76         93.9        N/A
1988              1.14      0.22         89.2        N/A

INTERNATIONAL
1997              1.89      0.02         55.1    $   0.027
1996              1.71      0.31         85.2        0.019
1995              1.74      0.39         55.9        N/A
1994              1.95      0.12         69.8        N/A
1993              2.12     (0.13)        75.9        N/A
1992              2.28      0.71         96.8        N/A
1991              2.38      0.58         76.5        N/A
1990(g)           2.56(b)   0.99(b)      47.1(b)     N/A
1990(f)           2.28      0.52         74.7        N/A
1989(e)           2.74(b)  (0.17)(b)     38.9(b)     N/A

GROWTH
1997              1.12     (0.12)        84.3        0.054
1996              1.08     (0.07)       122.4        0.064
1995              1.07     (0.21)       119.0        N/A
1994              0.95     (0.27)        99.3        N/A
1993              0.98     (0.54)       126.6        N/A
1992              0.95     (0.57)        84.3        N/A
1991              0.96      0.00         83.6        N/A
1990              1.05      0.55         81.6        N/A
1989              1.00      0.50         91.3        N/A
1988              1.05      0.16         90.3        N/A

QUANTITATIVE EQUITY
1997              1.03      1.03         77.7     $  0.054
1996              0.95      1.52         60.8        0.034
1995              1.00      2.00         26.1        N/A
1994              1.14      2.36         46.8        N/A
1993              1.32      2.01         20.6        N/A




* Effective January 1, 1998 WPG has voluntarily agreed to limit the total expenses of the Core Bond Fund to 0.50% of average daily net assets.
(a)  From January 22, 1988 (commencement of operations) to December 31, 1988.
(b)  Annualized
(c)  The Fund commenced operations on July 1, 1993.
(e)  From June 1, 1989 (commencement of operations) to October 31, 1989.
(f)  From November 1, 1989 to October 31, 1990.
(g) Effective November 1, 1990 the International Fund changed its fiscal year end from October 31 to December 31. The data presented are for the resulting two month fiscal period ending December 31, 1990.

The Adviser agreed to limit other operating expenses and not to impose its full fee for certain periods. Had the Adviser not so agreed, and had the Funds not received a custody fee earnings credit, the total return would have been lower and the ratio of operating expenses to average net assets and the ratio of net income to average net assets would have been:



                                        RATIO OF
                                        OPERATING       NET
                                        EXPENSES        INCOME
                                        TO AVERAGE      TO AVERAGE
                                        NET ASSETS      NET ASSETS
                                        ----------      ----------
        GOVERNMENT MONEY MARKET
        1988                              0.84% A          6.75% A
        TAX FREE MONEY MARKET
        1989                              0.83%            6.05%
        1988                              1.28%A           4.17% A
        INTERMEDIATE MUNICIPAL BOND
        1997                              1.15%            4.25%
        1996                              1.01%            4.56%
        1995                              0.97%            4.25%
        1994                              1.45%            3.60%
        1993**                            2.00%A           2.70%A
        GROWTH AND INCOME
        1988                              1.56%           (0.79%)
        GROWTH
        1995                              1.08%           (0.21%)
        TUDOR
        1990                              1.13%            0.82%
        1988                               1.17%           0.19%
        INTERNATIONAL
        1997                               1.92%          (0.01%)
        1996                               1.76%           0.26%
        1995                               1.76%           0.39%
        1994                               2.35%          (0.28%)
        1993                               2.89%          (0.64%)
        1992                               3.23%          (0.24%)
        1991                               3.02%          (0.06%)
        1990+                              3.22% A         0.33%) A
        1990++                             3.05%          (0.25%)
        1989*                              3.74% A        (1.17%) A
        QUANTITATIVE EQUITY
        1993                               1.41%           1.92%


For the Tudor, Growth and Income, Quantitative Equity, Core Bond, Intermediate Municipal Bond, Government Money Market and Tax Free Money Market Funds the custody fee earnings credit had an effect of less than 0.01% per share on the above ratios.

Notes:
 +    Two month period ended December 31, 1990
++    For the year ended October 31, 1990
 *    From June 1, 1989 (commencement of operations) to December 31, 1989
**    From July 1, 1993 (commencement of operations) to December 31, 1993
 A    Annualized

                                    OVERVIEW

     Weiss, Peck & Greer, L.L.C. ("WPG" or the "Adviser") serves as investment adviser to the Funds.

     WPG is a privately held limited liability company with over 27 years' experience as an investment adviser to individual and institutional clients. WPG seeks to maintain a balance between being large enough to offer a fully diversified range of investment alternatives and small enough to focus on providing the quality investment advice and services needed to achieve each client's investment objectives. WPG is a member firm of the New York Stock Exchange and, together with its affiliates, has approximately $14 billion under management.


                            DESCRIPTION OF THE FUNDS

                          GOVERNMENT MONEY MARKET FUND

INVESTMENT OBJECTIVE. The Government Money Market Fund is a money market fund that seeks to provide high current income, consistent with preservation of capital and liquidity, through investment primarily in a diversified portfolio of short-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by such securities.

INVESTMENT PROGRAM. To seek to achieve its objective, the Government Money Market Fund invests, under normal circumstances, at least 65% of its total assets in short-term obligations of the U.S. Government, its agencies (such as the Government National Mortgage Association) and instrumentalities (such as the Federal National Mortgage Association). See "U.S. Government Securities" in this Prospectus for a more complete description of these securities. All of the Fund's investments consist of U.S. dollar-denominated money market instruments that present minimal credit risks and that at the time of acquisition are eligible securities. Eligible securities are securities rated in one of the two highest rating categories for short-term debt obligations by any two nationally recognized statistical rating organizations ("NRSROs") or by one NRSRO if only one has rated the securities ("Requisite NRSROs") or, if unrated, are determined to be of equivalent investment quality. The Fund invests at least 95% of its total assets in eligible securities that are rated in the highest rating category for short-term debt obligations by the Requisite NRSROs or unrated securities of equivalent investment quality.

     In addition, the Fund may invest up to 35% of its total assets in other securities, including the following types of eligible money market instruments:

(1) Short-term obligations, including certificates of deposit, loan participations, bankers' acceptances and time deposits of banks and savings and loan associations whose deposits are federally insured and that have total assets in excess of $1 billion (except that obligations of smaller institutions may be held in amounts not exceeding federal insurance coverage);
(2) Short-term corporate obligations, including notes and bonds with remaining actual or effective maturities of 13 months or less;
(3) Commercial paper (unsecured promissory notes having maturities of nine months or less) issued by corporations and finance companies;
(4)  Repurchase agreements;
(5) U.S. dollar-denominated obligations of foreign issuers. Up to 20% of the Fund's assets may be invested in obligations of foreign branches of U.S. banks (Eurodollar obligations) and U.S. branches of foreign banks (Yankee dollar obligations), if in the opinion of WPG such obligations are of comparable quality to obligations of domestic banks the Fund may purchase; and
(6) Privately issued obligations collateralized by a portfolio of U.S. Government securities or by a portfolio of privately issued asset-backed securities.


     Certain of these money market securities may have adjustable or floating rates of interest or periodic demand features. The Fund may lend its portfolio securities and purchase securities on a when-issued or forward commitment basis. For further information concerning the securities in which the Fund may invest and the Fund's investment techniques, policies and risks, see "Risk Considerations and Other Investment Practices and Policies of the Funds" in this Prospectus.


MATURITY. The Fund invests in eligible money market securities with remaining actual or effective maturities of 13 months or less and maintains a dollar-weighted average portfolio maturity of 90 days or less. These practices are designed to minimize any price fluctuation in the Fund's portfolio securities.


PRICE. The Fund seeks to maintain a constant net asset value of $1.00 per share. The Fund uses the amortized cost method of valuing its portfolio securities.


PORTFOLIO MANAGEMENT. WPG actively manages the Fund, adjusting the composition of investments and the average maturity of the Fund's portfolio according to its outlook for short-term interest rates.

TAX FREE MONEY MARKET FUND


INVESTMENT OBJECTIVE. The Tax Free Money Market Fund seeks to provide high current income exempt from regular federal income taxes, consistent with preservation of capital and liquidity, through investment primarily in a diversified portfolio of high quality money market instruments, the interest on which is not included in gross income for federal income tax purposes and may be exempt from state income taxes in certain cases ("tax-exempt money market instruments").



INVESTMENT PROGRAM. To seek to achieve its objective, the Tax Free Money Market Fund invests, under normal market conditions, at least 80% of its net assets in a diversified portfolio of tax-exempt money market instruments. All of the Fund's investments consist of instruments that present minimal credit risks and that at the time of acquisition are eligible securities. Eligible securities are securities rated in one of the two highest rating categories by the Requisite NRSROs or, if unrated, determined to be of equivalent investment quality. The Tax Free Money Market Fund intends to satisfy certain federal tax requirements so that the dividends it pays to its shareholders that are attributable to interest income on such tax-exempt securities will be exempt from regular federal income tax, but such dividends may be subject to state or local taxes. The eligible tax-exempt money market securities in which the Fund may invest include:


(1) Short-term municipal debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Such municipal debt securities include: (a) municipal notes such as tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes, and (b) short-term municipal bonds such as (i) general obligation bonds, which are secured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest, (ii) revenue bonds, which are paid from the revenues of a particular facility, a specific tax or other sources, and (iii) pre-refunded tax-exempt bonds and escrowed tax-exempt bonds;
(2)  Tax-exempt commercial paper; and
(3)  Variable or floating rate tax-exempt instruments.

     Although it has no current intention of doing so, the Tax Free Money Market Fund may, under normal market circumstances, invest up to 20% of its net assets in obligations the interest on which is subject to regular federal income tax. To the extent the Fund invests in these securities, a portion of the income the Fund receives and distributes to share holders would be subject to regular federal, as well as state and local, income tax. The Fund's distributions from its tax-exempt interest income may also be subject to alternative minimum tax and/or state and local income taxes. See "Dividends, Distributions and Taxes" for additional information. Such taxable short-term obligations will be of the same type as are permissible investments for the Government Money Market Fund. The Fund may also enter into repurchase agreements, purchase securities on a when-issued or forward commitment basis and lend its portfolio securities. For further information concerning the securities in which the Fund may invest and the Fund's investment techniques, policies and risks, see "Risk Considerations and Other Investment Practices and Policies of the Funds" in this Prospectus.


MATURITY. The Fund invests in eligible money market securities with remaining actual or effective maturities of 13 months or less and maintains a dollar-weighted average portfolio maturity of 90 days or less. These practices are designed to minimize any price fluctuation in the Fund's portfolio securities.


PRICE. The Fund seeks to maintain a constant net asset value of $1.00 per share. The Fund uses the amortized cost method of valuing its portfolio securities.


PORTFOLIO MANAGEMENT. WPG actively manages the Fund, adjusting the composition of investments and the average maturity of the Fund's portfolio according to its outlook for short-term interest rates.


MUNICIPAL BOND FUND
INVESTMENT OBJECTIVE. The Municipal Bond Fund seeks to provide a high level of current income exempt from regular federal income tax, consistent with relative stability of principal, through investment primarily in a diversified portfolio of investment grade municipal securities.


INVESTMENT PROGRAM. To seek to achieve its objective, the Municipal Bond Fund invests primarily in investment grade municipal securities. Municipal securities include bonds, notes and other instruments issued by or on behalf of the states, territories and possessions of the U.S. (including the District of Columbia) and their political subdivisions, agencies and municipalities. These securities may be issued in a number of forms, including general obligation and revenue bonds, tax exempt commercial paper, variable and floating rate instruments (including variable rate demand obligations), auction rate securities, tender option bonds, zero coupon and capital appreciation bonds, and municipal leases and participations therein, pre-refunded tax-exempt and escrowed tax-exempt bonds. The Fund may also invest in other types of municipal securities that currently exist or which may be developed in the future, the interest on which is, or will be, in the opinion of counsel (when available) excluded from gross income for federal income tax purposes, i.e., exempt from regular federal income tax; provided that investing in such securities is otherwise consistent with the Fund's investment objective and policies. See "Municipal Securities" in this Prospectus for a more complete description of these securities and their risks.
     The average dollar-weighted effective maturity of the Fund's portfolio will generally range between four and ten years. When, in the opinion of WPG, market conditions warrant, the Fund's average effective portfolio maturity may be shorter than four years. As a matter of fundamental policy, the Municipal Bond Fund invests, under normal circumstances, at least 80% of its net assets in securities whose interest income is exempt from regular federal income tax. See "Dividends, Distributions and Taxes."
     As a temporary defensive measure during times of adverse market conditions, the Fund may invest up to 50% of its assets in (a) corporate commercial paper and other short-term commercial obligations rated Prime-1 or MIG by Moody's Investors Service, Inc. ("Moody's") or A-1 or AAA by Standard & Poors Ratings Group ("S&P"); (b) obligations of banks (including certificates of deposit, bankers' acceptances and repurchase agreements) with $1 billion or more of assets; (c) U.S. Government securities; and (d) other taxable investment grade securities. Distributions from the income earned on those investments would be taxable to shareholders.


QUALITY OF INVESTMENTS. The Municipal Bond Fund's investments in municipal securities are limited to securities of "investment grade" quality, at the time of investment, as rated by any NRSRO or, if not rated, judged to be of comparable credit quality by WPG. Investment grade municipal securities eligible for purchase by the Fund include

(i) municipal bonds rated BBB or higher by S&P or Baa or higher by Moody's, (ii) municipal notes (including variable rate demand obligations) rated SP-2/A-2 or higher by S&P or MIG-2/VMIG-2 or higher by Moody's and (iii) tax-exempt commercial paper rated A-2 or higher by S&P or Prime-2 or higher by Moody's. Comparable ratings by other NRSROs may be used. If a security is rated differently by two or more NRSROs, WPG uses the highest rating to determine the securities rating category.
      Obligations in the lowest investment grade (I.E., BBB or Baa), referred to as "medium grade" obligations, have speculative characteristics, and changes in economic conditions and other factors are more likely to lead to weakened capacity to make interest payments and repay principal on these obligations than is the case for higher rated securities. In the event that a municipal security purchased by the Fund is subsequently downgraded below investment grade, WPG will consider such event in its determination of whether the Fund should continue to hold the security. However, at no time may the Fund have more than 5% of its net assets invested in securities rated below investment grade as a result of such downgrades.

     To seek to enhance the liquidity, stability or quality of a municipal obligation, the Fund may acquire the right to sell the security to another party for a guaranteed price and term. These rights are commonly referred to as puts, demand features or standby commitments. In addition, the Municipal Bond Fund may lend portfolio securities, enter into repurchase agreements, purchase securities on a forward commitment or when-issued basis and invest in money market funds which invest in municipal securities.

     There are market risks inherent in all investments in securities, and the value of the Fund's investments and, consequently, of an investment in the Fund will fluctuate over time. Generally, the value of the Fund's investments varies inversely with changes in interest rates. For example, as interest rates rise, the value of the Fund's investments will tend to decline and, as interest rates fall, the value of the Fund's investments will tend to increase. For further information concerning the securities in which the Fund may invest and the Fund's investment techniques, policies and risks, see "Risk Considerations and Other Investment Practices and Policies of the Funds" in this Prospectus.


CORE BOND FUND
INVESTMENT OBJECTIVE. The Core Bond Fund seeks to provide high current income, consistent with capital preservation.

INVESTMENT PROGRAM. To seek to achieve its objective, the Core Bond Fund invests under normal market conditions substantially all, and at least 80%, of its total assets in bonds. Bonds include debt obligations of all types, such as: notes, bills, bonds, commercial paper, mortgage-backed securities, asset-backed securities, convertible securities, and money market instruments. These securities may be issued by the U.S. Government, its agencies or instrumentalities or by corporate issuers. The Fund will only invest in securities that are denominated or quoted in U.S. dollars. The bonds in which the Fund will invest may pay interest on a fixed, variable, floating, deferred, contingent or in-kind basis.
     WPG intends to allocate the Fund's investments among corporate securities, U.S. Treasury securities, U.S. Government agency securities, mortgage-backed securities and asset-backed securities in a manner similar to the allocations by its benchmark index, the Lehman Brothers Aggregate Index, among those classes of securities. As of December 31, 1997, the Lehman Brothers Aggregate Index allocations (which change from time to time) were as follows: 43% --U.S. Treasury securities; 7% -- U.S. Government agency securities; 30% -- mortgage-backed securities; 19% -- corporate securities; and 1% -- asset-backed securities. The Fund is not, however, an "index" fund and the Fund's investments may vary significantly from such allocations when, in the WPG's opinion, the potential return on a particular class or classes of securities outweighs the potential return on the other classes of securities.
     There are market risks inherent in all investments in securities, and the value of the Core Bond Fund's investments and, consequently, of an investment in the Fund will fluctuate over time. Generally, the value of the Fund's investments varies inversely with changes in interest rates. For example, as interest rates rise, the value of the Fund's investments will tend to decline and, as interest rates fall, the value of the Fund's investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal payments with respect to certain mortgage-backed securities in which the Fund may invest (E.G., obligations issued or guaranteed by the Government National Mortgage Association ("Ginnie Mae")). Prepayment of high interest rate mortgage-backed securities during times of declining interest rates will generally tend to lower the return of the Fund, and may even result in losses to the Fund, if some securities were acquired at a premium.

To seek to enhance current income or reduce market interest rate risks, the Fund may engage in a variety of strategies involving the use of options and futures contracts. For example, the Fund may (i) purchase and sell call and put options on securities and securities indices, (ii) purchase and sell interest rate futures contracts and (iii) purchase and sell call and put options on interest rate futures contracts. In addition, the Fund may lend portfolio securities, enter into repurchase agreements, enter into mortgage dollar roll transactions, purchase securities on a forward commitment or when -issued basis and invest in other investment companies and in illiquid securities. For further information concerning the securities in which the Fund may invest and the Fund's investment techniques, policies and risks, see "Risk Considerations and Other Investment Practices and Policies of the Funds" in this Prospectus.

QUALITY OF INVESTMENTS. The securities in which the Core Bond Fund invests will, at the time of investment, be rated investment grade (i.e., at least Baa by Moody's, BBB by S&P or comparable ratings of other NRSROs) or, if unrated, determined by WPG to be of comparable credit quality. If a security is rated differently by two or more NRSROs, the Adviser uses the highest rating to determine the security's rating category.
     Obligations in the lowest investment grade (I.E., Baa or BBB), referred to as "medium grade" obligations, have speculative characteristics, and changes in economic conditions and other factors are more likely to lead to weakened capacity to make interest payments and repay principal on these obligations than is the case for higher rated investment grade securities. If a security is down graded below investment grade, WPG will deter mine whether to retain that security in the Fund's portfolio.

DURATION. Under normal market conditions, the average dollar-weighted duration of the Core Bond Fund's portfolio will vary from three to seven years. Duration of an individual portfolio security is a measure of the security's price sensitivity taking into account expected cash flow and prepayments under a wide range of interest rate scenarios.


GROWTH AND INCOME FUND
INVESTMENT OBJECTIVE. The Growth and Income Fund seeks long-term growth of capital, a reason able level of current income and an increase in future income through investment primarily in a diversified portfolio of income-producing equity securities that have prospects for growth of capital and increasing dividends.


INVESTMENT PROGRAM. To seek to achieve its objective, the Growth and Income Fund invests, under normal circumstances, in common stocks and other equity-related securities (including preferred stocks, securities convertible into or exchangeable for common stocks, warrants and shares of real estate investment trusts) that offer the prospect of capital appreciation and growth of income, while paying current income. The common stocks and equity-related securities selected by WPG will typically be those of companies believed by WPG either (i) to possess better than average prospects for long-term growth of capital or (ii) to be growing faster than the U.S. economy at the time of purchase. While WPG's selection of equity securities emphasizes current income, the Fund may purchase equity securities that do not pay current dividends but offer prospects for growth of capital and future income.
     Although the Growth and Income Fund will ordinarily invest in common stocks and equity-related securities, the Fund may also (i) invest in other securities, including corporate debt and U.S. Government securities (including U.S. Treasury bonds and notes), asset-backed securities, and structured or hybrid notes, (ii) write call options on securities and securities indices and enter into closing purchase transactions on such options, (iii) invest in securities of non-U.S. issuers and to the extent it so invests, engage in forward foreign currency exchange transactions, (iv) invest in domestic and U.S. dollar-denominated foreign money market investments (including repurchase agreements and Eurodollar and Yankee Dollar obligations) and (v) invest in securities of other investment companies.
     The Fund may invest up to 35% of its total assets in debt obligations rated as low as BB or B (or their equivalent) by any NRSRO or, if unrated, of equivalent investment quality as determined by WPG. Such securities, commonly referred to as "junk bonds," are regarded as predominantly speculative with respect to the issuer's capacity to make interest payments and repay principal in accordance with the terms of the obligation. The Fund may also lend its portfolio securities and purchase securities on a forward commitment or when-issued basis. For temporary or defensive purposes, the Growth and Income Fund may invest in money market instruments and U.S. Government securities without limitation. For further information concerning the securities in which the Fund may invest and the Fund's investment techniques, policies and risks, see "Risk Considerations and Other Investment Practices and Policies of the Funds" in this Prospectus.


TUDOR FUND

INVESTMENT OBJECTIVE. The Tudor Fund seeks capital appreciation through investment in a diversified portfolio of common stocks, securities convertible into common stocks and special situations. The Fund intends to focus its investments in common stocks of companies with market capitalizations of less than $2 billion.

INVESTMENT PROGRAM. To seek to achieve its investment objective, the Tudor Fund invests, under normal circumstances, in common stocks or equity-related securities (including preferred stocks, securities convertible into or exchangeable for common stocks, shares of real estate investment trusts, warrants and rights) of companies believed by WPG to offer the potential for capital appreciation. In selecting securities for the Fund's portfolio, WPG's primary focus is companies with prospects for sustainable above average growth in earnings per share, revenues, cash flow, asset value and/or other appropriate measures.
     In addition, the Fund may invest in "special situations." Special situations refer to unusual and possibly unique developments for a company which may create a special opportunity for significant returns. Developments that may be considered special situations include: significant technological improvements or important discoveries; a reorganization, recapitalization, or other significant security exchange or conversion; a merger, liquidation, or distribution of cash, securities, or other assets; a breakup or workout of a holding company; litigation which, if resolved favorably, would enhance the value of the company's stock; a new or changed management; or material changes in management policies. The Fund may also invest up to 5% of its total assets in debt securities rated as low as B or its equivalent by any NRSRO or, if unrated, of equivalent investment quality as determined by WPG.


     Although the Tudor Fund will invest primarily in common stocks and equity-related securities, the Fund may also utilize other investment practices and invest in other securities, including: (i) purchasing and selling call or put options on securities and stock indices, (ii) investing in securities of non-U.S. issuers; and (iii) investing in domestic and U.S. dollar-denominated foreign money market instruments. To a limited extent the Fund may also purchase and sell futures contracts on securities and securities indices, purchase and sell options on such futures contracts and engage in forward foreign currency exchange contracts. The Fund may also lend its portfolio securities, enter into repurchase agreements, invest in securities of other investment companies and purchase securities on a forward commitment or when-issued basis. For temporary or defensive purposes the Fund may invest in money market instruments without limitation. For further information concerning the securities in which the Fund may invest and the Fund's investment techniques, policies and risks, see "Risk Considerations and Other Investment Practices and Policies of the Funds" in this Prospectus.


     Because the Fund selects portfolio securities on the basis of their potential for capital appreciation, no consideration is given to possible dividend or interest income and, therefore, the Fund may realize little, if any, such income. The Fund is not intended as a complete investment program and is not suitable for those investors whose objective is income or preservation of capital.



INTERNATIONAL FUND
INVESTMENT OBJECTIVES. The International Fund seeks long-term capital growth primarily through investment in a diversified portfolio of non-U.S. equity securities. Current income is a secondary objective.


INVESTMENT PROGRAM. To seek to achieve its investment objectives, the International Fund invests, under normal circumstances, at least 65% of its total assets in common stocks and equity-related securities (I.E., securities convertible into or exchangeable for common stocks, preferred stocks, rights and warrants) of issuers, wherever organized, which do business primarily outside the U.S. and whose securities are traded primarily in non-U.S. markets. In analyzing equity investments, WPG, or the Fund's subadviser, Hill Samuel Asset Management Limited ("HSAM"), 10 Fleet Place, London, England, generally consider the following factors, among others: the company's overall growth prospects, strong competitive advantages, management strength, earnings growth, government regulations which may favorably affect the company, and the company's overall financial strength and capital re sources. Investments in preferred stock and convertible and fixed income securities will be selected on the basis of a consistent record of payment of dividends or interest. Although the Fund invests principally in securities of established larger capitalization companies, the Fund may also purchase securities of medium and small capitalization companies when, in the judgment of WPG or HSAM, such securities offer above-average appreciation potential. The Fund generally invests in equity securities listed on non-U.S. stock exchanges or in established non-U.S. over-the-counter markets. The Fund may invest in equity securities of non-U.S. issuers through the purchase of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and International Depository Receipts ("IDRs"), or other similar securities representing interests in or convertible into securities of foreign issuers.
     The Fund intends to diversify its holdings with respect to the number of issuers, the industries of such issuers, and the number of countries in which the Fund invests. Under normal circumstances, the Fund has at least three countries other than the U.S. represented in its portfolio. The Fund may also invest in emerging countries if, in WPG's or HSAM's opinion, the opportunities presented by such investments outweigh the related risks, taking into account the quality of those securities markets and other factors relevant generally to such investments.
     Although the Fund intends to invest primarily in non-U.S. equity securities, the Fund may also invest in other securities and instruments. For example, the Fund may (i) invest in equity securities of U.S. issuers and in investment grade debt securities of the U.S. and foreign governments and U.S. and foreign corporations; (ii) invest in securities of other investment companies; (iii) invest in domestic and foreign money market securities; and
(iv) purchase and sell call and put options on securities and stock indices.
For temporary or defensive purposes, the Fund may invest in money market instruments without limitation. To a limited extent the Fund may also purchase and sell futures contracts on securities and securities indices and may purchase options on such futures. The Fund may also lend its portfolio securities and purchase securities on a forward commitment or when-issued basis. In addition, to seek to reduce risks associated with currency fluctuations, the Fund may (i) enter into currency futures contracts and forward currency contracts to purchase or sell selected currencies; and (ii) purchase and sell call and put options on currencies and currency futures contracts. For further information concerning the securities in which the Fund may invest and the Fund's investment techniques, policies and risks, see "Risk Considerations and Other Investment Practices and Policies of the Funds" in this Prospectus.

GROWTH FUND

INVESTMENT OBJECTIVE. The Growth Fund seeks maximum capital appreciation by emphasizing investments in common stocks and securities convertible into common stocks of small and medium capitalization companies with prospects for sustainable above average growth in earnings per share, revenues, cash flow, asset value and/or other appropriate measures. The Fund also invests in special situations. The Fund is designed especially for institutional investors.

INVESTMENT PROGRAM. To seek to achieve its objective, the Growth Fund invests, under normal circumstances, at least 65% of its total assets in common stocks and equity-related securities (including preferred stocks, securities convertible into or ex changeable for common stocks, shares of real estate investment trusts, warrants and rights) of small and medium capitalization companies (i.e., $2 billion or less) with superior growth prospects and less well-known companies, or companies that have been in business for a relatively short time and offer superior growth potential. Special situations refer to unusual and possibly unique developments for a company which may create a special opportunity for significant returns. Developments that may be considered special situations include: significant technological improvements or important discoveries; a reorganization, recapitalization, or other significant security exchange or conversion; a merger, liquidation, or distribution of cash, securities or other assets; a breakup or workout of a holding company; litigation which, if resolved favorably, would enhance the value of the company's stock; a new or changed management; or material changes in management policies.
     While the Growth Fund invests primarily in common stocks and equity-related securities of small and medium capitalization companies and special situations, the Fund may also invest in other securities and instruments. For example, the Fund may (i) invest in common stocks and equity-related securities of relatively established, better-known companies in growth industries which, in the opinion of WPG, have superior products, management, or other advantages over other companies in those industries; (ii) invest in securities of non-U.S. issuers and to the extent it so invests, engage in forward foreign currency ex change transactions; (iii) purchase and sell call and put options on securities and indices; and (iv) invest in high-quality domestic and U.S. dollar-denominated foreign money market instruments rated within the two highest rating categories assigned by any NRSRO or, if unrated, of equivalent investment quality as determined by WPG. To a limited extent, the Fund may purchase and sell futures contracts on securities and securities indices and may purchase and sell options on such futures. The Fund may also lend its portfolio securities, enter into repurchase agreements, invest in securities of other investment companies, and purchase securities on a forward commitment or when-issued basis. The Fund may also invest up to 5% of its net assets in debt securities rated as low as B or its equivalent by any NRSRO or, if unrated, of equivalent investment quality as determined by WPG.

     For temporary or defensive purposes the Growth Fund may invest in money market instruments without limitation. For further information concerning the securities in which the Fund may invest and the Fund's investment techniques, policies and risks, see "Risk Considerations and Other Investment Practices and Policies of the Funds" in this Prospectus.

     Current income is considered an incidental factor in the selection of portfolio securities and, accordingly, the Fund may realize little, if any, income from its investments. The Fund is not intended as a complete investment program. In addition, there may be a greater degree of risk involved with an investment in the Fund, as compared to investments in other mutual funds whose investment programs seek capital appreciation, but who invest in better-known or larger companies, and do not invest in special situations.

QUANTITATIVE EQUITY FUND
INVESTMENT OBJECTIVE. The Quantitative Equity Fund seeks to provide investment results that exceed the performance of publicly traded common stocks in the aggregate, as represented by the capitalization weighted Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index").


INVESTMENT PROGRAM. To seek to achieve its investment objective, the Quantitative Equity Fund invests, under normal market conditions, in a portfolio of stocks that is considered by WPG to be more "efficient" than the S&P 500 Index. An efficient portfolio is one that has the maximum expected return for any level of risk. The efficient mix of such a portfolio's investments is established quantitatively, taking into account the expected return and volatility of returns for each security in a given universe.

     To implement this strategy, WPG compiles the historical market data for over 1,000 stocks, comprised of the S&P 500 Index and 500 other large capitalization stocks. WPG then derives expected returns for each stock and seeks to maximize the expected return for a given level of risk.
     Using a sophisticated software program incorporating risk reduction techniques that have been developed by investment professionals of WPG, a portfolio is constructed that is believed to have optimized risk/reward ratio. WPG selects the combination of stocks, together with their appropriate weightings, that WPG believes will comprise the optimal portfolio for the Fund.
     It is expected that the Fund's optimal portfolio will consist of between 100 and 180 stocks. This optimal portfolio is designed to have a return greater than, but highly correlated to, the return of the S&P 500 Index.
     After the optimal portfolio is constructed, the portfolio will be rebalanced from time to time to maintain the optimal risk/reward trade-off. WPG continually assesses each stock's changing characteristics relative to its contribution to portfolio risk.
     The S&P 500 Index is a market weighted compilation of 500 common stocks selected on a statistical basis by S&P. The S&P 500 Index is typically composed of issues in the following sectors: industrial, financial, public utilities and transportation. Most of the stocks that comprise the Index are traded on the New York Stock Exchange, although some are traded on the American Stock Exchange and in the over-the-counter market.
     While the Quantitative Equity Fund will generally be substantially fully invested in equity securities, it may invest up to 35% of its total assets in fixed income obligations maturing in one year or less that are rated at least AA by S&P or Aa by Moody's, or their equivalents, or unrated securities determined by WPG to be of comparable quality. The Fund may also purchase and sell futures contracts on securities and securities indices and options on such futures contracts, as well as purchase and sell (write) put and call options on securities and securities indices. The Fund also may lend its portfolio securities to generate additional income, enter into repurchase agreements, invest in securities of other investment companies, warrants and ADRs, and purchase securities on a forward commitment or when-issued basis. The realization of current income is not a significant part of the Fund's investment strategy, and any income generated will be incidental to the Fund's objective of out performing the S&P 500 Index.

     WPG's research personnel will monitor and occasionally make changes in the way the portfolio is constructed or traded. Such changes may include: determining better ways to derive expected returns, improving the manner in which each stock's contribution to risk is determined, altering constraints in the optimization process, and effecting changes in trading procedure (to reduce transaction costs or enhance the effects of rebalancing). Any such changes are intended to be consistent with the Fund's basic philosophy of seeking higher returns than those that could be obtained by investing directly in all of the stocks in the S&P 500 Index. There can be no assurance that the Fund will achieve its investment objective. For further information concerning the securities in which the Fund may invest and the Fund's investment techniques, policies and risks, see "Risk Considerations and Other Investment Practices and Policies of the Funds" in this Prospectus.




                             HOW TO PURCHASE SHARES
                     INITIAL INVESTMENT MINIMUM: $2,500 PER
                 FUND ($250 FOR RETIREMENT ACCOUNTS AND UNIFORM

GIFTS TO MINORS); $25,000 FOR THE CORE BOND FUND; $250,000 FOR THE GROWTH FUND . The Funds may waive the minimum for initial investment in their discretion.

     OPENING AN ACCOUNT. You may make an initial purchase of shares of any Fund by mail, by wire, or through any authorized securities dealer. Shares of the Funds may be purchased on any day on which the New York Stock Exchange is open for business.

     YOU WILL FIND AN APPLICATION INCLUDED WITH THIS PROSPECTUS. A COMPLETED AND SIGNED APPLICATION IS REQUIRED FOR EACH NEW ACCOUNT YOU OPEN WITH ANY FUND REGARDLESS OF HOW YOU CHOOSE TO MAKE YOUR INITIAL PURCHASE.

     BY MAIL. You may purchase shares of the Funds by mailing the completed Application, with your check(s) or money order(s) made payable to the particular Fund(s) in which you have chosen to invest, to the Funds' Transfer Agent, First Data Investor Services Group, Inc., Attention: WPG Mutual Funds, 4400 Computer Drive, Westboro, Massachusetts 01581-5120.
     BY WIRE. You may also purchase shares of a Fund by wiring funds to the wire bank account for such Fund with the Fund's Custodian. Before wiring funds, please call WPG toll free at 1-800-223-3332 to receive instructions as to how and where to wire your investment. Please remember to return your completed Application to First Data Investor Services Group, Inc., as described in the prior paragraph.
     THROUGH AN AUTHORIZED SECURITIES DEALER. Securities dealers approved by WPG are authorized to sell you shares of the Funds. You also may obtain copies of the Application from any such authorized securities dealer. Shares purchased through such securities dealers may be subject to transaction fees, no part of which will be received by the Funds or WPG.

     WPG, at its own expense, provides compensation to Charles Schwab & Co., Inc. whose customers become shareholders of the Municipal Bond Fund or Quantitative Equity Fund for introducing such customers to the Funds and responding to certain customer inquiries. Such compensation is paid at the annual rate of 0.10% of the average daily net assets of the Equity Funds and the Income Funds, respectively (as defined in "Share Price" below) attributable to shares held by such customers. Such compensation does not represent an additional expense to any Fund or its shareholders, since it will be paid from the assets of WPG or its affiliates, including amounts received by WPG under its Investment Advisory Agreements with the Funds.
     SUBSEQUENT INVESTMENT MINIMUM: $100 PER FUND; $5,000 FOR THE CORE BOND FUND; $25,000 FOR THE GROWTH FUND . Subsequent purchases of shares of the Funds may be made by mail, wire, through an authorized securities dealer, or by means of certain services available to share holders of the Funds, such as the Exchange Privilege and Automatic Investment Plan described below under "Shareholder Services." The minimum subsequent investment under the Automatic Investment Plan is $50 per Fund (not available for the Growth Fund or the Quantitative Equity Fund) The Funds may waive the subsequent investment minimum in their discretion.

     SHARE PRICE. Your shares in each Fund will be priced at the net asset value per share of that Fund next determined after your purchase order has been received in good order by the Fund or its agents.

     With respect to the Government Money Market Fund, the Tax Free Money Market Fund, the Core Bond Fund and the Municipal Bond Fund (the "WPG Income Funds"), if your purchase payment is transmitted by federal funds wire, the purchase order will be considered in good order upon receipt of the wire payment by Boston Safe Deposit and Trust Company, the Funds' Custodian. If your purchase payment as transmitted to the Funds' Transfer Agent is not in federal funds (I.E., monies credited to the Funds' Custodian by a Federal Reserve Bank), your payment must first be converted to federal funds before your purchase order will be considered in "good order." If your purchase payment is by a check drawn on a member bank of the Federal Reserve System, conversion to federal funds usually occurs within one business day after the check is deposited by the Funds' Custodian. Checks drawn on banks which are not members of the

Federal Reserve System may take longer to convert into federal funds. During the period prior to receipt of federal funds by the Funds' Custodian, your money will not be invested in the WPG Income Funds. You will begin to earn dividends on the business day following the date on which your purchase order is converted to federal funds (I.E., the trade date). With respect to Government Money
Market Fund and Tax Free Money Market Fund, for a purchase by federal funds wire, you may qualify for a dividend on the date the purchase order is received if your federal funds wire is received prior to 12:00 noon Eastern Time.

     With respect to the other Funds in the WPG family of funds (the "WPG Equity Funds"), receipt of federal funds by the Funds' Custodian is not necessary for a purchase order to be considered in good order when received by the Funds' Transfer Agent.
     If you purchase shares through an authorized securities dealer, the dealer must receive your order before the close of regular trading on the New York Stock Exchange and transmit it to the Fund(s) or their agents by 4:00 p.m. Eastern Time to receive that day's net asset value. (Each Fund's per share net asset value is computed as described under "How Each Fund's Net Asset Value is Determined" in this Prospectus.)

     CONDITIONS OF YOUR PURCHASE. Each Fund reserves the right to reject any purchase for any reason and to cancel any purchase due to nonpayment. Purchase orders are not binding on the Funds nor considered received until such purchase orders are received in good order as described above. All purchases must be made in U.S. dollars and, to avoid fees and delays, all checks must be drawn only on U.S. banks. No cash will be accepted. As a condition of this offering, if your purchase is cancelled due to nonpayment or because your check does not clear (and, therefore, your account is required to be redeemed), you will be responsible for any loss incurred by the Fund(s) affected.
     SHARE CERTIFICATES. The Government Money Market Fund, Tax Free Money Market Fund, Municipal Bond Fund, Core Bond Fund and Quantitative Equity Fund will not issue share certificates. With respect to the other Funds, share certificates will not be issued for shares unless you have been a shareholder of the Fund in question for at least 30 days and you specifically request share certificates in writing. The Funds will issue certificates only for full shares. Most shareholders elect not to receive share certificates. If you lose a share certificate you may incur an expense to replace it.

     RETIREMENT PLAN ACCOUNTS. If you are a participant in a corporate or institutional retirement plan account (including any deferred compensation plan), you must contact your Plan Administrator regarding purchase and redemption procedures, including limitations thereon, contained in your retirement plan. Requests for redemptions from retirement plan accounts must be in writing.

     IN-KIND PURCHASES. Shares of the Funds may be purchased in whole or in part by delivering to the Funds' Custodian securities determined by WPG to be suitable for that Fund's portfolio. Investors interested in making "in-kind" purchases should refer to the SAI for the terms, conditions and tax consequences of these transactions.


                              SHAREHOLDER SERVICES
     SHAREHOLDER INQUIRIES AND SERVICES OFFERED. If you have any questions about the Funds or the shareholder services described below, please call the Funds at 1-800-223-3332. Written inquiries should be sent to First Data Investor Services Group, Inc., Attention: WPG Mutual Funds, 4400 Computer Drive, Westboro, Massachusetts 01581- 5120. The Funds reserve the right to amend the shareholder services described below or to change the terms or conditions relating to such services upon 60 days' notice to shareholders. You may discontinue any service you select, provided that with respect to the Automatic Investment and Systematic Withdrawal Plans described below, the Funds' Transfer Agent receives your notification to discontinue such service(s) at least ten days before the next scheduled investment or withdrawal date.

     CONFIRMATIONS, SHAREHOLDER STATEMENTS, AND REPORTS. Each time you buy or sell shares you will receive a confirmation statement with respect to such transaction. In addition, following each distribution for each Fund in which you are a shareholder, you will receive a shareholder statement reflecting any reinvestment of a dividend or distribution in the Fund including your current share balance with the Fund. These statements will be sent to you monthly if you are a shareholder in a WPG Income Fund. The Funds also will send you shareholder reports no less frequently than semi-annually. You also will receive year-end tax information about your account(s) with each Fund.
     TELEPHONE EXCHANGE PRIVILEGE. For your convenience, the Funds provide a Telephone Exchange Privilege that enables you by telephone to authorize the exchange of shares from your account in one Fund for shares in any other WPG Mutual Fund described in this Prospectus provided all accounts are identically registered.
     In addition, certain qualified retirement plans (I.E., 401(k) and 403(b) plans and other plans but NOT Individual Retirement Accounts) may exchange their Fund shares for shares of the Tomorrow Funds, consisting of Tomorrow Long-Term Retirement Fund, Tomorrow Medium-Term Retirement Fund and Tomorrow Short-Term Retirement Fund. Please call 1-800-223-3332 to obtain a free copy of the Tomorrow Funds' prospectus, including fees and expenses. You should read the prospectus carefully before requesting any exchange into the Tomorrow Funds.

     The telephone exchange privilege is not available to shareholders automatically; to authorize this Telephone Exchange Privilege, please mark the appropriate boxes on the Application and supply us with the information required. To ex change shares by telephone, simply call 1-800-223-3332 between 9:00 a.m. and 4:00 p.m. Eastern Time on any day that the Funds are open. Shares exchanged will be valued at their respective net asset values next determined after the telephone exchange request is received. Telephone exchange requests made after 4:00 p.m. Eastern Time will not be accepted. At the time of any telephone exchange request, please notify the Funds of all current shareholder service privileges you wish to continue to utilize in any new account opened. To confirm that telephone exchange requests are genuine, the Funds will employ reasonable procedures such as providing written confirmation of telephone exchange transactions and tape recording of telephone exchange requests. If a Fund does not employ such reasonable procedures, it may be liable for any loss incurred by a share holder due to a fraudulent or other unauthorized telephone exchange request. Otherwise, neither the Funds nor their agents will be liable for any loss incurred by a shareholder as a result of following instructions communicated by telephone that they reasonably believe to be genuine. The Funds re serve the right to refuse any request made by telephone and may limit the amount involved or the numbers of telephone requests made by any shareholder. (Such exchange requests may, however, be made in writing in accordance with procedures described in this Prospectus.) During periods of extreme economic conditions or market changes, requests by telephone may be difficult to make due to heavy volume. During such times, please consider placing your order by mail.

     The telephone exchange privilege is not available with respect to (i) shares for which certificates have been issued or (ii) redemptions for accounts requiring supporting legal documents. See "Written Exchange Privilege" below for further information concerning exchanges and "Excessive Trading" below for information concerning the Funds' policy limiting excessive exchanges and purchase/redemption transactions.
     WRITTEN EXCHANGE PRIVILEGE. The Written Ex change Privilege is a convenient way to change your investment mix in the WPG Mutual Funds in order to respond to changes in your investment goals or market conditions. In addition to using the Telephone Exchange Privilege described above, shareholders in any of the Funds may exchange their shares for shares in any other Fund by submitting a written request, in proper form, to the Transfer Agent. Such shares exchanged will be valued at their respective net asset values next determined after the receipt of the written exchange request. When making a written exchange request, please provide your current Fund's name, your account name(s) and number(s), and the dollar or share amount you wish to exchange, and specify all current plans or shareholder service privileges you wish to continue to utilize in your new account (e.g. Automatic Investment Plans). For written exchange requests, the signatures of all registered owners (or executed powers of attorney) are required. Signature guarantees are also required if the account in the Fund whose shares are being purchased will not be identically registered. See "How to Redeem Shares" below for a discussion of acceptable signature guarantors. If share certificates were issued for the shares being exchanged, such certificates, properly endorsed, must accompany the written ex change request. No sales charge is imposed on exchanges. Please note that an exchange involves a redemption of the shares exchanged and may therefore result in a tax liability for you. Unless waived by the Funds, the minimum initial investment in each Fund, whether by exchange or purchase, is $2,500 for each Fund ($25,000 for the Core Bond Fund; $250,000 for the Growth Fund). Unless waived by the Funds, all subsequent amounts ex changed must be a minimum of $100 for each Fund ($5,000 for the Core Bond Fund; $25,000 for the Growth Fund). Exchange requests will not be accepted for shares purchased by check within 15 days of the request. The exchange privilege is available to shareholders in all states where it is legally permitted. Currently all states permit such exchanges. See "Excessive Trading" below for information concerning the Funds' policy limiting excessive exchanges and purchase/redemption transactions.

     CHECKWRITING SERVICE. Checkwriting is avail able for shareholders of the Government Money Market Fund and Tax Free Money Market Fund. There is no charge for this service. The minimum amount of each check must be $500. The checkwriting service may not be used for a complete redemption of your account. If the amount of the check is greater than the value of your account, the check will be returned unpaid. In addition, checks written on amounts subject to the 15-day check clearing period, described below under "How to Redeem Shares," also will be returned unpaid. The Application for this service is included with this Prospectus. All notices with respect to checks must be given to the Funds' Transfer Agent. The checkwriting service is not available for Individual Retirement Accounts or other retirement accounts.
     AUTOMATIC INVESTMENT AND SYSTEMATIC WITHDRAWAL PLANS. For your convenience, the Funds provide plans that enable you to add to your investment or withdraw from your account(s) with a minimum of paperwork. The Application for these plans is included with this Prospectus.

(1) AUTOMATIC INVESTMENT PLAN. The Automatic Investment Plan is a convenient way for you to purchase shares of the Funds at regular monthly or quarterly intervals selected by you. The Automatic Investment Plan enables you to achieve dollar-cost averaging with respect to investments in Funds with fluctuating net asset values through regular purchases of a fixed dollar amount of shares in the Funds. Dollar-cost averaging brings discipline to your investing. Dollar-cost averaging results in more shares being purchased when a Fund's net asset value is relatively low and fewer shares being purchased when a Fund's net asset value is relatively high, thereby helping to decrease the average price of your shares. Through the Automatic Investment Plan, Fund shares are purchased by transferring funds (minimum of $50 per transaction per Fund) from your designated checking, NOW, or bank account. Your automatic investment in the Fund(s) designated by you will be processed on a regular basis beginning on or about the first business day of the month or quarter you select. This Plan is not available to shareholders of the Growth Fund or the Quantitative Equity Fund.

(2) SYSTEMATIC WITHDRAWAL PLAN. The Systematic Withdrawal Plan provides a convenient way for you to receive regular cash payments while maintaining an investment in the Funds. The Systematic Withdrawal Plan permits you to have payments of

     $50 or more automatically transferred from your account(s) in the Fund(s) to you or your designated bank account on a monthly or quarterly basis. In order to start this Plan, you must have a minimum balance of $15,000 in any Fund account utilizing this feature. Your systematic withdrawals will be processed on a regular basis beginning on or about the first business day of the month or quarter you select.


     SWEEP PROGRAM. The Sweep Program is a convenient way for you to invest automatically excess credit balances in any of your brokerage accounts with WPG in shares of the Government Money Market Fund or the Tax Free Money Market Fund. Under the Sweep Program, if you have a brokerage account with WPG you may elect to have credit balances automatically invested in shares of the Government Money Market Fund or Tax Free Money Market Fund. WPG will transmit orders for the purchase of a Fund's shares on the same day that excess credit balances are available in your brokerage account. To obtain further information concerning this service, please call 1-800-223-3332.

     TAX-SHELTERED RETIREMENT PLANS. Investors in the Funds (other than the Growth Fund, the Tax Free Money Market Fund and the Municipal Bond Fund) may make use of a variety of retirement plans, including Individual Retirement Accounts, simplified employee pension plans, money purchase pension and profit sharing plans, and 401(k) Plans.


(1) INDIVIDUAL RETIREMENT ACCOUNTS ("IRAS"), ROTH INDIVIDUAL RETIREMENT ACCOUNTS ("ROTH IRAS") AND SIMPLIFIED EMPLOYEE PENSION PLANS ("SEP-IRAS"). You may save for your retirement and shelter your investment income from current taxes by either: (i) establishing a new IRA; or (ii) "rolling-over" or transferring to an IRA invested in the Funds monies from other IRA accounts or qualified distributions from a plan. An IRA is an attractive retirement-savings vehicle for qualified individuals. Using your IRA, you can invest, on a tax-favored basis, up to $2,000 per year in the Funds. Up to $2,000 per year may also be invested for your spouse, subject to certain limits and conditions. If you satisfy certain requirements, you may be eligible to contribute to a Roth IRA. A Roth IRA, like a Traditional IRA, is a retirement program in which you may obtain certain income tax benefits by accumulating funds to provide retirement income. Unlike a Traditional IRA, contributions to a Roth IRA are never deductible. However, the Roth IRA is a tax-sheltered account and, if certain conditions are met, distributions from the Roth IRA will be tax-free. In addition, your employer may (i) establish new SEP-IRAs for its employees that can be used to invest on a tax-favored basis in the Funds or (ii) use the Funds as additional funding vehicles for existing SEP-IRAs.

(2) PROTOTYPE RETIREMENT PLANS. Both a prototype money purchase pension plan and a profit sharing plan, which may be used alone or in combination, are available to sole proprietors, partnerships and corporations to provide retirement benefits for individuals and employees.

(3) 401(K) PLANS. Through the establishment of a 401(k) Plan by your company, your employees can invest a portion of their wages in the Funds on a tax-deferred basis for their retirement needs.

     OTHER ACCOUNTS. The Funds also offer special services to meet the needs of investors.

(1) UNIFORM GIFT TO MINORS. By establishing a Uniform Gift to Minors Account with the Funds, you can build a fund for your children's education or a nest egg for their future and, at the same time, potentially reduce your own income taxes. (Not available for the Growth Fund.)

(2) CUSTODIAL AND FIDUCIARY ACCOUNTS. The Funds provide a convenient means of establishing custodial and fiduciary accounts for investors with fiduciary responsibilities.

     For further information regarding any of the above retirement plans and accounts, please call toll free at 1-800-223-3332. Retirement investors should consult with their own tax counsel or adviser.

                            HOW EACH FUND'S NET ASSET
                               VALUE IS DETERMINED
     The net asset value per share of the Funds is calculated as of the close of regular trading on the New York Stock Exchange ("Exchange"), normally 4:00 p.m. Eastern Time, every day the Exchange is open for regular trading. In addition, Government Money Market Fund and Tax Free Money Market Fund calculate their net asset value per share as of 12:00 p.m. Eastern Time on those days on which the Exchange is open for regular trading and on which a purchase order for Fund shares and related federal funds wire is received prior to 12:00 p.m. Eastern Time. The per share net asset value, calculated as described below, is effective for all orders received in good order (as previously described) by the Funds or their agents prior to the close of regular trading on the Exchange for that day. Orders received by the Funds or their agents after the close of regular trading on the Exchange or on a day when the Exchange is not open for business will be priced at the net asset value per share next computed.

     The net asset value of each Fund's shares is determined by adding the value of all securities, cash and other assets of the Fund, subtracting liabilities (including accrued expenses and dividends payable), and dividing the result by the total number of outstanding shares in the Fund.
     For purposes of calculating the net asset value per share of the Government Money Market Fund and the Tax Free Money Market Fund, portfolio securities are valued on the basis of amortized cost, which method does not take into account unrealized gains or losses on the Funds' portfolio securities. Amortized cost valuation involves initially valuing a security at its cost, and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value of a security, as determined by amortized cost, may be higher or lower than the price the Government Money Market Fund or the Tax Free Money Market Fund would receive if the Fund sold the security. The Board of Trustees has established procedures to monitor any such deviation between amortized cost and market value and to take corrective action should the deviation exceed specified amounts.

     For purposes of calculating each other Fund's net asset value per share, portfolio securities (other than certain money market instruments) are valued primarily based on market quotations, or, if market quotations are not available, by a valuation committee as appointed by the Board of Trustees. In accordance with procedures approved by the Board of Trustees for each Fund, the Funds may use pricing services to value bonds and other fixed income investments of the Funds. Money market instruments with a remaining maturity of 60 days or less at the time of purchase are generally valued at amortized cost.


                              HOW TO REDEEM SHARES
     Subject to the restrictions outlined below, shareholders have the right to redeem all or any part of their shares in the Funds at a price equal to the net asset value of such shares next computed following receipt and acceptance of the redemption request by the Funds or their agents, I.E., the Transfer Agent. A redemption is a taxable transaction that may result in a tax liability for you. In order to redeem shares of the Funds, a written request in "proper form" (as explained below) must be sent directly to First Data Investor Services Group, Inc., Attention: WPG Mutual Funds, 4400 Computer Drive, Westboro, MA 01581-5120. No charge is imposed on any redemption request processed by the Funds' Transfer Agent or WPG. You may also, of course, transmit your redemption request to the Funds through your broker-dealer, who may charge you a transaction fee for such services. Please note that you cannot redeem shares by telephone or telegram. In addition, the Funds cannot accept requests which specify a particular date or price for redemption or which specify any other special conditions.

PROPER FORM FOR ALL REDEMPTION REQUESTS. Your redemption request must be in proper form. To be in proper form, your request must include: (1) your share certificates, if any, endorsed by all shareholders for the account exactly as the shares are registered or accompanied by executed power(s) of attorney and the signature(s) must be guaranteed, as described below; (2) for written redemption re quests, a "letter of instruction," which is a letter specifying the name of the Fund, the number of shares to be sold, the name(s) in which the account is registered, and your account number. The letter of instruction must be signed by all registered shareholders for the account using the exact names in which the account is registered or accompanied by executed power(s) of attorney; (3) any signature guarantees that are required as described above in (1), or required by the Funds if the redemption proceeds are to be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account; and (4) other supporting legal documents, as may be necessary, for redemption requests by corporations, estates, trusts, guardianships, custodianships, partnerships, and pension and profit sharing plans. Signature guarantees, when required, must be obtained from any one of the following institutions, provided that such institution meets credit standards established by the Funds' Transfer Agent: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, or a federal savings bank or association; or (v) a national securities exchange, a registered securities ex change or a clearing agency.

     YOUR REQUEST FOR REDEMPTION WILL NOT BE PROCESSED UNLESS IT IS IN PROPER FORM, AS DESCRIBED ABOVE.
     RECEIVING YOUR REDEMPTION PAYMENT. Except under certain emergency conditions, your redemption payment will be sent to you (net of any required withholding taxes) within three business days after receipt of your written redemption request in proper form by the Funds or their agents, I.E., Transfer Agent. If you wish to have your redemption proceeds wired to your checking or bank account, you may so elect. Currently, the Transfer Agent for the Funds charges a fee for wire transfers. If you make a redemption request within 15 days of the date you purchased shares by means of a personal, corporate or government check, the redemption payment will be held until the purchase check has cleared (up to 15 days). Nevertheless, the shares redeemed will be priced for redemption at the price next determined after receipt of your redemption request. You can avoid the inconvenience of this check clearing period by purchasing shares with a certified, treasurer's or cashier's check, or with a federal funds or bank wire.

     MINIMUM ACCOUNT SIZE. Due to the relatively high cost of maintaining smaller accounts, the Funds reserve the right to redeem shares in any account if, as the result of redemptions, the value of that account drops below $100 ($15,000 for the Core Bond Fund and the Growth Fund.) You will be allowed at least 60 days, after written notice by the Funds, to make an additional investment to bring your account value up to at least the specified minimum before the redemption is processed.

     EXCESSIVE TRADING. To prevent excessive transaction activity and to protect shareholders, the Funds have adopted a policy ("Trading Policy") to limit the number of exchanges and purchase/redemption transactions (as described below) by any one shareholder account (or group of accounts under common management) to a total of six such transactions per year. This Trading Policy applies to:
(i) exchanges into or out of any Fund described in this Prospectus (other than between WPG Income Funds), and (ii) any pair of transactions involving a purchase of shares of any one Fund followed by a redemption of an offsetting or substantially equivalent dollar amount of shares of that same Fund. THIS TRADING POLICY DOES NOT APPLY TO TRANSACTIONS SOLELY AMONG OR SOLELY INVOLVING THE WPG INCOME FUNDS. If you violate this Trading Policy, your future purchases of, or exchanges into, the Funds may be permanently refused. This Trading Policy does not prohibit you from redeeming shares of any Fund. WPG reserves the right to waive the Trading Policy in its discretion.


                             MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER AND ADMINISTRATOR. As noted above, WPG, One New York Plaza, New York, New York 10004, serves as the investment adviser to each Fund. HSAM serves as subadviser to the International Fund pursuant to a Subadvisory Agreement with the International Fund and WPG. HSAM is a wholly-owned indirect subsidiary of Lloyds TSB Group plc, London, England.

     Under the investment advisory agreements with the Funds, WPG manages the Funds' portfolios. Subject to the general supervision of the Funds' Boards of Trustees, WPG is responsible for the selection and management of all portfolio investments of each Fund (other than as described below for the International
Fund) in accordance with each Fund's investment objective, investment program, policies and restrictions.

     With respect to the International Fund, WPG (i) is responsible for the selection and management of the International Fund's U.S. securities, (ii) oversees and assists in the management of the International Fund's assets by HSAM and monitors on a continuous basis HSAM's selection and management of the Fund's investments in non-U.S. securities, and (iii) determines, in consultation with HSAM, the percentage allocation of the International Fund's assets between U.S. and non-U.S. securities.

     Each Fund pays WPG a fee equal on an annual basis to a percentage of such Fund's average daily net assets as follows:


                                                                                             ACTUAL RATE
                                                                                            PAID FOR THE
                                            PRESENT                                          YEAR ENDED
                                            ANNUAL                                          DECEMBER 31,
     FUND                                   FEE RATE                                          1997
     ----                                   --------                                          ----

Government Money Market Fund        0.50% of net assets up to $500 million                      0.50%
   and                              0.45% of net assets $500 million to $1 billion
Tax-Free Money Market Fund          0.40% of net assets $1 billion to $1.5 billion
                                    0.35% of net assets in excess of $1.5 billion

Municipal Bond Fund                 0.00% of average daily net assets while net assets          0.19%
                                        are less than $17 million and
                                    0.50% of average daily net assets while net assets
                                        are $17 million or more

Core Bond Fund                      0.60% of net assets up to $300 million                           0.60%(1)
                                    0.55% of net assets $300 million to $500 million
                                    0.50% of net assets in excess of $500 million

Growth and Income Fund              0.75% of net assets                                         0.75%

Tudor Fund                          0.90% of net assets up to $300 million                      0.90%
                                    0.80% of net assets $300 million to $500 million
                                    0.75% of net assets in excess of $500 million

International Fund(2)               0.50% of average daily net assets when net assets           0.50%
                                        are less than $15 million
                                    0.85% of average daily net assets when net
                                        assets are $15 million or more but are
                                        less than $20 million
                                    1.00% of average daily net assets when net
                                        assets are $20 million or more

Growth Fund                          0.75% of net assets                                        0.75%

Quantitative Equity Fund             0.75% of net assets                                        0.75%



------------------

     (1) Although the Core Bond Fund paid investment advisory fees at the rate of 0.60% for the year ended December 31, 1997, WPG has voluntarily agreed, effective January 1, 1998, to limit total operating expenses (including investment advisory fees but excluding litigation, indemnification and other extraordinary expenses) of the Core Bond Fund to 0.50% of average daily net assets. See "Expenses" below.

     (2) Pursuant to the International Fund's Subadvisory Agreement, WPG pays HSAM, on a quarterly basis, a subadvisory fee equal on an annual basis to 40% of the advisory fee actually received by WPG. The International Fund has no responsibility to pay such subadvisory fee and pays only the advisory fee at the rate set forth above.


     Pursuant to separate administration agreements, WPG also acts as the administrator of each Fund. As administrator, WPG provides personnel for supervisory, administrative, accounting, shareholder services and clerical functions; oversees the performance of administrative and professional services to the Funds by others; provides office facilities, furnishings and office equipment; and prepares, but does not pay for, reports to shareholders, the SEC and other regulatory authorities. For all administrative services and facilities provided by WPG under each administration agreement, WPG receives a fee, computed daily and payable monthly, at an annual rate based on the average net assets of each Fund as shown as follows: Tudor 0.05%, Growth and Income 0.06%, Growth 0.15%, Quantitative Equity 0.06%, International 0.00% while net assets are $25 million and below, and 0.06% while assets exceed $25 million, Core Bond 0.05%, Municipal Bond 0.00% while net assets are $50 million and below, and 0.12% while assets exceed $50 million, Government Money Market 0.04%, Tax Free Money Market 0.05%. See the SAI for the rates and amounts at which administration fees were paid for the fiscal year ended December 31, 1997. The administrative fee of each Fund is reviewed and approved annually by the Board of Trustees.


PORTFOLIO MANAGERS. The following is a list of the portfolio managers of the Funds and their business experience during the past five years. Each portfolio manager is responsible for the day-to-day management of his or her Fund.


WPG GOVERNMENT MONEY MARKET FUND. Daniel S. Vandivort and Thomas J. Girard are co-portfolio managers of the Fund. Mr. Vandivort has been a Managing Director of WPG since November 1994. From 1989 to 1994, Mr. Vandivort served in various capacities with CS First Boston Investment Management, including Managing Director and Head of U.S. Fixed Income and Senior Portfolio Manager and Director, Global Product Development and Marketing. Mr. Girard has been a Principal of WPG since March, 1996. From 1994 to 1996, Mr. Girard served as a Vice President and portfolio manager with Bankers Trust Company and was a Vice President of J.P. Morgan-Morgan Guaranty Trust Company prior thereto.

WPG TAX FREE MONEY MARKET FUND. Janet A. Fiorenza has been a portfolio manager of the Fund since its inception. Ms. Fiorenza is a Managing Director of WPG.

WPG INTERMEDIATE MUNICIPAL BOND FUND. S. Blake Miller has been a portfolio manager of the Fund since its inception. Mr. Miller is a Principal of WPG.

WPG CORE BOND FUND. Daniel S. Vandivort and Sid Bakst serve as the Fund's co-portfolio managers. Mr. Vandivort has been the portfolio manager of the Fund since February 1995. Please see "WPG Government Money Market Fund" above for a description of Mr. Vandivort's business experience during the past five years. Mr. Bakst has been a portfolio manager to the Fund since January 1998 and has been a Principal of WPG since 1997. Prior thereto, Mr. Bakst served as vice president and portfolio manager for New York Life Asset Management with respect to corporate bonds for annuity and insurance products.

WPG GROWTH AND INCOME FUND. A. Roy Knutsen has been the portfolio manager of the Fund since 1992. Mr. Knutsen has been a Managing Director of WPG for over 5 years.

WPG TUDOR FUND. Adam Starr, who has 20 years of investment experience, has been the portfolio manager of the Fund since December 1997. Mr. Starr has been a Managing Director and research analyst for the Large Cap Growth and Small Cap Growth Divisions of WPG since 1996. Mr. Starr was an analyst and portfolio manager for the Farber Fund from 1993 to 1996.

WPG INTERNATIONAL FUND. An drew November has been the portfolio manager of the Fund since February 1998 and has been a fund manager at HSAM since 1996, most recently on HSAM's Global Strategy Team. Mr. November was a fund manager at Lazard Brothers Asset Management from 1994 to 1996, and a fund manager for Far East and Latin American countries at Confederation Life Insurance Company (UK) prior thereto.

WPG GROWTH FUND. Adam Starr has been the portfolio manager of the Fund since December 1997. Please see "WPG Tudor Fund' above for a description of Mr. Starr's business experience during the past five years.

WPG QUANTITATIVE EQUITY FUND. Daniel J. Cardell has been the portfolio manager of the Fund since May 1996. Mr. Cardell has been a Managing Director of WPG since May 1996. Prior to joining WPG, Mr. Cardell was Senior Vice President and Director of Equities for the Bank of America.


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT. First Data Investor Services Group, Inc., 4400 Computer Drive, Westboro, Massachusetts 01581- 5120 serves as Transfer Agent and Dividend Disbursing Agent for the Funds. The Funds may also enter into agreements with and compensate other transfer agents and financial institutions who process shareholder transactions and maintain share holder accounts.

PRINCIPAL UNDERWRITER. Shares of the Funds are offered directly to the public by the Funds them selves. The Funds employ no principal underwriter or distributor.


EXPENSES. Each Fund bears all expenses of its operation. In particular, each Fund pays: investment advisory fees; administration fees; custodian and transfer agent fees and expenses; legal and accounting fees and expenses; expenses of preparing, printing, and distributing Prospectuses and SAIs to existing shareholders, and shareholder communications and reports, except as used to market its shares; expenses of computing its net asset value per share; federal and state registration fees and expenses with respect to its shares; proxy and shareholder meeting expenses; expenses of issuing and redeeming its shares; independent trustees' fees and expenses; expenses of bond, liability, and other insurance coverage; brokerage commissions; taxes; trade association fees; and certain non-recurring and extraordinary expenses. In addition, the expenses of organizing the Municipal Bond Fund and initially registering and qualifying its shares under federal and state securities laws are being charged to the Fund's operations, as an expense, over a period not to exceed 60 months from the Fund's inception date.
     WPG has agreed to limit the total operating expenses (excluding litigation, indemnification and other extraordinary expenses) of the Municipal Bond Fund and the Core Bond Fund to 0.85% and 0.50% of the respective Fund's average daily net assets. These agreements are voluntary and temporary and may be revised or terminated by WPG at any time although it has no current intention to do so.

ADMINISTRATION AND SERVICE PLANS. Pursuant to Administration and Service Plans (the "Plans"), the Core Bond Fund and the International Fund may each enter into contracts ("Servicing Agreements") with banks, trust companies, broker-dealers or other financial organizations ("Service Organizations") to provide certain administrative and shareholder services for such Funds. As of the date of this Prospectus, a Servicing Agreement is in effect with respect to Core Bond Fund.

     Administrative and shareholder servicing functions to be provided by the Service Organizations may include, among other things: processing purchase and redemption transactions; answering client inquiries regarding the applicable Fund, assisting clients in changing dividend and distribution options, account designations and addresses; performing sub-accounting; establishing and maintaining shareholder accounts and records; investing client cash account balances automatically in shares in accordance with arrangements made by the client; providing periodic statements of a client's account balance and integrating such statements with those of other transactions and balances in the client's other accounts serviced by the Service Organization; arranging for bank wires; and such other services as the Funds may request, to the extent permitted by applicable statute, rule or regulation.

     Each Service Organization may receive a fee payable by the applicable Fund, in respect of shares held by or through such Service Organization for its customers, for services performed pursuant to the Plans and the applicable Servicing Agreements. The schedule of fees and the basis upon which such fees may be paid will be determined by the Trustees, and may be based on a flat fee, a percentage of the average daily net assets attributable to the shares held by the customers of the Service Organizations or other reasonable basis. Each Fund may pay an aggregate amount of up to 0.05% per year of its average daily net assets to Service Organizations under the Plans. For the fiscal year ended December 31, 1997, Core Bond Fund paid Service Organizations fees of less than 0.01% of the Fund's average daily net assets. International Fund did not make any payments to service organizations during the fiscal year ended December 31, 1997. For additional information on the Plans, see the Funds' SAI, "Investment Adviser-Administration and Service Plans."

     Service Organizations may impose certain additional or different conditions on their clients, such as requiring their clients to invest more than the minimum initial investment, and may charge their clients a direct fee for services provided to their customers. These fees would be in addition to any amounts which might be received from the Funds under the Plans. Shareholders are urged to consult their Service Organizations to obtain a schedule of any such fees.



     The annualized ratios of operating expenses to average net assets for the Funds for the year ended December 31, 1997 are set forth under the "Financial Highlights" section.

YEAR 2000 ISSUE. The Funds' operations generally depend on the seemless functioning of computer systems in the financial service industry, including those of the Adviser, the Custodian and the Transfer Agent. Many computer software systems in use today cannot properly process date-related information after December 31, 1999 because of the method by which dates are encoded and calculated. This failure, commonly referred to as the "Year 2000 Issue," could adversely affect the handling of securities trades, pricing and account servicing for the Funds. The Adviser has made compliance with the Year 2000 Issue a high priority and is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to its computer systems. The Adviser has also been informed that comparable steps are being taken by the Funds' other major service providers. The Adviser does not currently anticipate that the Year 2000 Issue will have a material impact on its ability to continue to fulfill its duties as investment adviser.


DIVIDENDS, DISTRIBUTIONS AND TAXES
     Each Fund has qualified and elected to be treated as a "regulated investment company" ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), and intends to qualify as such for each taxable year. A Fund which qualifies as a RIC will not be subject to federal income or excise tax on its income and gains distributed to its share holders in accordance with the Code's timing and other requirements. Each Fund intends to distribute all of its net investment income and net capital gains each year.


     Income dividends, if any, will be declared daily and distributed monthly for the Government Money Market Fund, the Tax Free Money Market Fund, the Core Bond Fund and the Municipal Bond Fund and at least annually for each other Fund. Net capital gains of each Fund, if any, realized during the taxable year will be distributed no less frequently than annually. Income dividends are derived from each Fund's net investment income (including dividends, interest and recognized market discount income), net short-term capital gain in excess of net long-term capital loss, and certain net foreign currency gains received by a Fund, and are taxable to you as ordinary income for federal income tax purposes, except for exempt-interest dividends paid by the Tax-Free Money Market Fund and the Municipal Bond Fund from tax-exempt interest they receive as described below. Corporate shareholders may be entitled to take the corporate dividends-received deduction for income dividends received from a Fund that are attributable to dividends received by that Fund from a domestic corporation, subject to certain restrictions under the Code. Distributions designated by a Fund as from its net long-term capital gain in excess of net short-term capital loss ("capital gain distributions") are taxable to you as capital gain, regardless of how long you have held your shares. These capital gain distributions may be taxable at different maximum rates for noncorporate shareholders, depending usually upon a Fund's holding periods for the assets that produce the gain. Income dividends and capital gain distributions declared in October, November or December as of a record date in such a month and paid in the following January are treated under the Code as if they were received on December 31 of the year declared. Each Fund in which you are a shareholder will mail to you tax information by the end of January indicating the federal tax status of your income dividends and capital gain distributions for that Fund. Such tax status is not affected by your choice to receive such distributions in additional shares or in cash.
     Provided that the Tax Free Money Market Fund and the Municipal Bond Fund satisfy certain requirements of the Code, each such Fund may designate its dividends derived from the interest earned on tax-exempt obligations as "exempt interest dividends," which are not subject to regular federal income tax. The Tax Free Money Market Fund and the Municipal Bond Fund anticipate that substantially all of their income dividends will be exempt from regular federal income tax, although they may be included in the tax base for determining taxability of Social Security or railroad retirement benefits and may increase a shareholder's liability, if any, for federal alternative minimum taxes ("AMT"). Distributions of interest income exempt for federal income tax purposes may also be exempt under the tax laws of certain individual states or localities if derived from obligations of such states or localities. You may wish to consult your tax adviser concerning the status in your state or locality of income dividends from the Tax Free Money Market Fund and the Municipal Bond Fund, the impact, if any, of the AMT, and the possible taxability of exempt-interest dividends for "substantial users" of facilities financed by industrial revenue or certain private activity bonds.
     If, as is anticipated, the International Fund or another Fund pays withholding or other taxes to any foreign government during the year with respect to its investment in foreign securities, such taxes paid (net of amounts to be reclaimed) will reduce the Fund's dividends. If the International Fund satisfies certain requirements of the Code, it may elect to pass through to you your proportionate share of such foreign taxes that are treated as income taxes under the Code, which would then be included in your taxable income. However, you may be able to claim an offsetting credit or itemized deduction on your tax return, subject to holding period requirements and certain limitations under the Code. If this election is made, the Form 1099 you receive will indicate the amount of foreign tax for which a credit or deduction may be available. Only the International Fund may qualify to make this election. Please consult your tax adviser if you have any questions.
     If you invest in the Core Bond Fund or the Government Money Market Fund, you should know that many states and local taxing authorities allow an exemption from state or local income tax for distributions derived from interest received by a fund from direct obligations of the U.S. Government, such as U.S. Treasury obligations, or an exemption from intangible property taxes based on the extent of a fund's investment in such direct U.S. Government obligations, subject in some states to satisfaction of minimum holding thresholds and/or reporting requirements. You may wish to consult your tax adviser concerning the possible existence of such an exemption in the states and localities where you pay tax.


TAX WITHHOLDING AND CERTIFICATION  INSTRUCTIONS

     Each Fund is required by federal law to withhold as "backup withholding" 31% of reportable payments (which may include income dividends (other than exempt-interest dividends), capital gain distributions and, except for Funds that maintain a constant net asset value per share, share redemption proceeds) paid to individuals and other non-exempt shareholders who have not provided the Fund with their correct social security number or other taxpayer identification number (TIN) and certain certifications required by the IRS. In order to avoid such withholding and possible penalties, you must certify under penalties of perjury on your Application, or on a separate W-9 Form supplied by the Transfer Agent, that the TIN you provide is your correct TIN (or that you have applied for such a number and are waiting for it to be issued, in which case backup withholding may apply until you provide your number and required certifications to the Fund) and that you are not currently subject to backup withholding, or you are exempt from backup withholding.


     An individual's TIN is generally his social security number. Special rules apply in determining the TIN an entity, including an exempt recipient, must provide. Exempt recipients include corporations, tax exempt pension plans and IRAs, govern mental agencies, financial institutions, registered securities and commodities dealers and others. If you are unsure of the correct TIN to provide or whether you are an exempt recipient, consult your tax adviser. A Fund may nevertheless be required to impose backup withholding if it is notified by the IRS or a broker that the TIN you have provided is incorrect or that you are otherwise subject to such withholding. Any tax withheld may be credited against taxes owed on your federal income tax return. For further information, see
Section 3406 of the Code and consult your tax adviser.
     If you are not a U.S. person under the Code, you should provide the Funds with an IRS Form W-8 to avoid backup withholding on capital gain distributions and, except for Funds that maintain a constant net asset value per share, redemption proceeds. You should consider the U.S. and foreign tax consequences of your investment in a Fund, including the possible applicability of a U.S. with holding tax at rates up to 30% on income dividends paid to non-U.S. persons.


REINVESTMENT OF INCOME DIVIDENDS AND
CAPITAL GAIN DISTRIBUTIONS
     Unless you elect otherwise, as permitted in the Account Application, income dividends and capital gain distributions with respect to a particular Fund will be reinvested in additional shares of that Fund and will be credited to your account with that Fund at the net asset value per share next determined as of the ex-dividend date. Both income dividends and capital gain distributions are paid by the Fund on a per share basis. As a result, at the time of such payment, the net asset value per share of the Funds (except the Core Bond Fund, the Municipal Bond Fund, Government Money Market Fund and the Tax Free Money Market
Fund) will be reduced by the amount of such payment. Income dividends (other than exempt-interest dividends of the Tax Free Money Market Fund or the Municipal Bond Fund) and capital gain distributions are taxable to shareholders of each Fund that are subject to federal income tax as described above, regardless of whether they are taken in cash or reinvested in shares of the Fund, unless the accounts of such shareholders are maintained as qualified retirement plans, IRAs, SEP-IRAs and other tax-deferred plans or accounts or such shareholders are otherwise exempt from federal income tax. Participants in such retirement plans or accounts may be subject to tax on all or a portion of their distributions from such plans or accounts under complex Code provisions concerning which a tax adviser should be consulted. If you wish to change the manner in which you receive income dividends and capital gains distributions, your written notification of such change must be received by the Funds'
Transfer Agent at least ten days before the next scheduled distribution.



                               PORTFOLIO BROKERAGE

     In effecting securities transactions, the Funds generally seek to obtain the best price and execution of orders under the circumstances. Commission rates are a component of price and are considered along with other factors, including the ability of the broker-dealer to effect the transaction, and the broker-dealer's facilities, reliability and financial responsibility. Subject to the foregoing, the Funds intend to utilize WPG as their primary broker in connection with the purchase and sale of exchange-traded portfolio securities. As the Funds' primary broker, WPG will receive brokerage commissions from the Funds, limited to the "usual and customary broker's commission" specified by the 1940 Act. The Funds intend to continue to use WPG as their primary broker-dealer on exchange-traded securities, provided WPG is able to provide execution at least as favorable as that provided by other qualified broker-dealers.
     With respect to the International Fund, it is also contemplated that Lloyds Bank Stockbrokers ("LBS") , a broker-dealer and an affiliate of HSAM, may serve as a broker-dealer with respect to portfolio transactions effected on U.K. securities exchanges and German securities exchanges, respectively, subject to the limits specified by the 1940 Act, and provided further that LBS is able to provide execution at least as favorable as that of other qualified broker-dealers.
     The Board of Trustees for each Fund has developed procedures to limit the commissions received by WPG and LBS to the standard specified by the 1940 Act. On a quarterly basis, each Fund's Board of Trustees reviews transactions of each Fund with WPG and LBS to assure compliance with such procedures.
     The Funds will also execute their portfolio transactions through qualified broker-dealers other than WPG. In selecting such other broker-dealers, WPG will also consider the quality and reliability of brokerage services, including execution capability and performance and financial responsibility, and may consider the research and other investment information provided by such broker-dealers. Accordingly, the commissions paid to any such broker-dealer may be greater than the amount another firm might charge, provided WPG determines in good faith that the amount of such commission is reasonable in relation to the value of the brokerage services and research information provided by such broker-dealer. Such information may be used by WPG (and its affiliates) in managing all of its accounts and not all of such information may be used by WPG in managing the Funds. In selecting other broker-dealers for a Fund, WPG may also consider the sale of shares of the Fund effected through such other broker-dealers as a factor in the selection, provided the Fund obtains the best price and execution of orders under the circumstances.
     Money market securities and other fixed income securities in which the Funds may invest are traded primarily in the over-the-counter ("OTC") market. These securities generally trade on a net basis without the payment of brokerage commissions but include a mark-up or "spread" by the securities broker-dealer. For transactions effected in the OTC market, the Funds intend to deal with the primary market-makers in the securities involved, unless a more favorable result is obtainable elsewhere.



                         ORGANIZATION AND CAPITALIZATION
     The Funds described in this Prospectus are separately managed investment portfolios.

     The Government Money Market Fund, the Tax Free Money Market Fund, the Core Bond Fund, the Quantitative Equity Fund and the Municipal Bond Fund are each separate portfolios of the Weiss, Peck & Greer Funds Trust ("WPG Funds Trust"). Each Fund in WPG Funds Trust represents a separate series of shares in the Trust having different objectives, programs, policies, and restrictions. WPG Funds Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts ("Massachusetts business trust") on September 11, 1985. Prior to January 20, 1998, the Core Bond Fund was named WPG Government Securities Fund. Each share of beneficial interest of each of these five Funds represents an equal proportionate interest in that Fund with each other share in that Fund. Each share of each of these five Funds is entitled to one vote on all matters submitted to a vote of all shareholders of WPG Funds Trust, such as the election of Trustees and ratification of the selection of auditors. Shares of a particular Fund vote separately on matters affecting only that Fund, including approval of an investment advisory agreement for a particular Fund and changes in fundamental policies or restrictions of a particular Fund. WPG Funds Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest, having a par value of $.001 per share, in one or more portfolios.

     The Growth and Income Fund was organized as a Delaware corporation in December 1966 and reorganized as a Massachusetts business trust on April 29, 1988. The Growth and Income Fund is authorized to issue an unlimited number of full and fractional shares of beneficial interest, par value $1.00 per share.
     The Tudor Fund was organized as a Delaware corporation in June 1968 and reorganized as a Massachusetts business trust on April 29, 1988. The Tudor Fund is authorized to issue an unlimited number of full and fractional shares of beneficial interest, par value $.33 1/3 per share.
     The International Fund was organized as a Massachusetts business trust on January 24, 1989. The International Fund is authorized to issue an unlimited number of full and fractional shares of beneficial interest, par value $.01 per share.
     The Growth Fund was organized as a Delaware corporation in October 1985 and reorganized as a Massachusetts business trust on April 29, 1988. The Growth Fund is authorized to issue an unlimited number of full and fractional shares of beneficial interest, par value $.001 per share.
     Each Fund, including each of the five Funds in WPG Funds Trust offered through this Prospectus, currently issues one class of shares all of which have equal rights with regard to voting, redemptions, dividends and distributions.
     Each Fund, subject to the authorization by its Board of Trustees, is authorized to issue multiple classes of shares which may in the future be marketed to different types of investors. The Boards currently do not intend to authorize the issuance of multiple classes of shares. In addition, subject to approval by its Board of Trustees, each Fund may pursue its investment objective by investing all of its investable assets in a pooled fund. See "Risk Considerations and Other Investment Practices and Policies of the Funds" below.
     Shares in each Fund, when issued, will be fully paid and nonassessable. The shares in each Fund have no preemptive or conversion rights. In the event of liquidation of a Fund, shareholders in that Fund are entitled to share pro rata in that Fund's net assets available for distribution to shareholders.
     Each Fund's activities are supervised by the Board of Trustees for that Fund or, as appropriate, WPG Funds Trust. The Board of Trustees for each Fund has overall responsibility for the management of the business of each Fund. Shareholders in each Fund have one vote for each share held on matters as to which they are entitled to vote. The Funds are not required to hold and have no current intention of holding annual shareholder meetings. Nevertheless, special meetings may be called for purposes such as electing or removing Trustees, changing fundamental policies, or approving an investment advisory agreement. Shareholders will be assisted in communicating with other shareholders in connection with removing a Trustee as if Section 16(c) of the 1940 Act were applicable.
     Although each Fund is offering only its own shares, since the Funds use a combined Prospectus, it is possible that one Fund (or WPG Funds Trust) might become liable for a misstatement or omission in this Prospectus regarding another Fund. The Trustees for each Fund and WPG Funds Trust have considered this factor in approving the use of a combined Prospectus.


                             RISK CONSIDERATIONS AND
                         OTHER INVESTMENT PRACTICES AND
                              POLICIES OF THE FUNDS

WRITING AND PURCHASING PUT AND CALL OPTIONS ON SECURITIES, STOCK INDICES, AND CURRENCIES. To seek additional income or to seek to minimize anticipated declines in the value of its securities, the Core Bond Fund, the Growth and Income Fund, the Tudor Fund, the International Fund, the Growth Fund and the Quantitative Equity Fund may each write (I.E., sell) call options on securities and securities indices. The Core Bond Fund, the International Fund, the Tudor Fund, the Growth Fund and the Quantitative Equity Fund may also write put options on securities and securities indices. In addition, to earn additional income or to seek to reduce risks associated with currency fluctuations, the International Fund may purchase and sell call and put options on currencies. The Tudor Fund, the International Fund, the Core Bond Fund, the Growth Fund and the Quantitative Equity Fund may purchase call and put options on securities and securities indices. These options may be traded on exchanges or in the OTC markets.

     In general, a call option on a security gives the holder (purchaser) the right, in return for a premium paid, to buy and obligates the writer (seller) to sell (if the option is exercised), the underlying security at the exercise price during the option period. Conversely, a put option on a security gives the holder the right, in return for a premium paid, to sell and obligates the writer to purchase (if the option is exercised), the underlying security at the exercise price during the option period. A call or put option on a currency operates in a similar manner, except that delivery is made of the particular currency. A securities index call or put option is, in economic effect, similar to a call or put option on a security, except that the value of the option depends on the weighted value of the group of securities comprising the securities index, rather than a particular security, and settlements are made in cash rather than by delivery of a particular security.

     Although these investment practices will be used to seek to generate additional income and to seek to reduce the effect of any adverse price movement in the securities or currency subject to the option, they do involve certain risks that are different in some respects from investment risks associated with similar funds which do not engage in such activities. These risks include the following: for writing call options, the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities or currencies above the exercise price; for writing put options, the inability to effect closing transactions at favorable prices and the obligation to purchase the specified securities or currencies or to make a cash settlement on the securities index at prices which may not reflect current market values or exchange rates; and for purchasing call and put options-possible loss of the entire premium paid. In addition, the effectiveness of hedging through the purchase or sale of securities index options, including options on the S&P 500 Index, will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with the price movements in the selected securities index. Perfect correlation may not be possible because the securities held or to be acquired by a Fund may not exactly match the composition of the securities index on which options are written. If the forecasts of WPG or HSAM regarding movements in securities prices, interest rates or currency exchange rates are incorrect, a Fund's investment results may have been better without the hedge transactions. The ability of the Funds to terminate OTC options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. A more extensive description of these investment practices and their associated risks is contained in the Funds' SAI.


SPECIAL SITUATIONS AND EMERGING GROWTH COMPANIES. The Tudor Fund and Growth
Fund may invest in special situations. Special situations refer to unusual and possibly unique developments for a company which may create a special opportunity for significant returns. Smaller, less well-known companies are often more likely to present special situation investment opportunities; however, such opportunities may also exist in larger, well-capitalized companies. Since every special situation involves a departure from past experience, uncertainties in the appraisal of the particular special situation company's future value and the risk of possible loss tend to be greater than with an investment in a well-established company carrying on business according to long-established patterns. On the other hand, if an investment in a special situation is made at the appropriate time and the anticipated development does materialize, greater than average appreciation may be achieved by the Fund.
     The Growth Fund may also invest in emerging growth companies. An emerging growth company may be a smaller company (I.E., normally, a company having a capitalization of $1 billion or less), a less well-known company, or a company that has been in business for less than three years and offers superior growth potential. While investment in emerging growth companies can provide opportu-nities for rapid capital growth, it may also involve greater risk than is customarily associated with investment in more established companies. Emerging growth companies often have limited product lines, and lack established markets, depth of experienced management, or the ability to generate necessary funds.
The securities of such companies may have limited marketability and may be subject to greater price volatility than securities of larger companies or the market averages in general.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. To seek to hedge against changes in interest rates, securities prices or currency exchange rates or for non-hedging purposes, a Fund, subject to its investment objectives and policies, may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. A Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices. A Fund will not enter into futures contracts or options thereon for non-hedging purposes if, immediately thereafter, the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options on futures will exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase.
     The use of futures contracts entails certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of the Fund's income due to the use of hedging; possible reduction in value of both the securities hedged and the hedging instrument; possible lack of liquidity due to daily limits on price fluctuations; imperfect correlation between the contract and the securities being hedged; and potential losses in excess of the amount initially invested in the futures contracts themselves. If the expectations of WPG regarding movements in securities prices, interest rates or currency exchange rates are incorrect, the Fund may have experienced better investment results without hedging. The use of futures contracts and options on futures contracts requires special skills in addition to those needed to select portfolio securities. A further discussion of futures contracts and their associated risks is contained in the Funds' SAI.


SECURITIES OF FOREIGN ISSUERS. Subject to each Fund's investment objective, investment program, policies and restrictions, each Fund (other than Core Bond Fund, Municipal Bond Fund and Tax Free Money Market Fund) may invest in certain types of U.S. dollar-denominated securities of foreign issuers. With respect to certain foreign securities, the Funds may purchase ADRs, EDRs, GDRs and IDRs. ADRs are U.S. dollar-denominated certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank. EDRs, GDRs and IDRs are receipts issued in Europe, generally by a non-U.S. bank or trust company, and evidence ownership of non-U.S. securities. ADRs are traded on domestic exchanges or in the U.S. OTC market and, generally, are in registered form. EDRs, GDRs and IDRs are traded on non-U.S. exchanges or in non-U.S. OTC markets and, generally, are in bearer form. Investments in ADRs have certain advantages over direct investment in the underlying non-U.S. securities because
(i) ADRs are U.S. dollar-denominated investments which are registered domestically, easily transferable, and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are subject to the same auditing, accounting and financial reporting standards as domestic issuers. To the extent a Fund acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner.

     In addition, the Growth and Income Fund, Tudor Fund, Growth Fund and International Fund may invest in securities denominated in foreign currencies ("foreign denominated securities") in accordance with their specific investment objectives, investment programs, policies and restrictions. Investing in foreign denominated securities may involve advantages and disadvantages not present in domestic investments. International diversification of a Fund's portfolio may lower overall risk to the extent that it lessens the portfolio's susceptibility to adverse conditions unique to domestic markets, while simultaneously expanding investment opportunities. There may, however, be less publicly available information about securities not registered domestically, or their issuers, than is available about domestic issuers or their domestically registered securities. Stock markets outside the U.S. may not be as developed as domestic markets, and there may also be less government supervision of foreign exchanges and brokers. Foreign denominated securities may be less liquid or more volatile than U.S. securities. Trade settlements may be slower and could possibly be subject to failure. In addition, brokerage commissions and custodial costs with respect to foreign denominated securities may be higher than those for domestic investments. Accounting, auditing, financial reporting, and disclosure standards for foreign issuers may be different than those applicable to domestic issuers. Foreign denominated securities may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations (including currency blockage) and a Fund using such securities may incur costs in connection with conversions between various currencies. Foreign denominated securities may also involve risks due to changes in the political or economic conditions of such foreign countries, the possibility of expropriation of assets or nationalization, and possible difficulty in obtaining and enforcing judgments against foreign entities.


FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Currency transactions may be utilized by the Growth and Income Fund, Tudor Fund, Growth Fund and International Fund, in connection with their purchase and sale of foreign currency denominated securities. Such currency transactions may be either: (i) on the spot (I.E., cash) basis at the spot rate prevailing in the foreign exchange market, or (ii) conducted through the use of forward foreign currency exchange contracts ("forward currency contracts"). A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the forward currency contract as agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts are principally traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers and are not guaranteed by a third party. Accordingly, each party to a forward currency contract is dependent upon the creditworthiness and good faith of the other party.
     The Funds will enter into forward currency contracts only under two circumstances. First, when a Fund enters into a contract to purchase or sell a foreign denominated security, the Fund may be able to protect itself against a possible loss between the trade date and settlement date for such security resulting from a decline in the U.S. dollar against the foreign currency in which such security is denominated by entering into a forward currency contract in U.S. dollars for the purchase or sale of the amount of the foreign currency involved in the underlying security transaction. This practice may limit the potential gains that might result from a positive change in such currency relationships. Second, if WPG, or HSAM in the case of the International Fund, believes that the value of currency of a particular foreign country may depreciate or appreciate substantially relative to the U.S. dollar (or other currency), each Fund may enter into a forward currency contract to sell or buy an amount of foreign currency approximating the value of some or all of that Fund's portfolio securities denominated in such foreign currency. The forecasting of short-term currency market movements is extremely difficult and it is uncertain whether such short-term hedging strategies will be successful.

EURODOLLAR AND YANKEE DOLLAR INVESTMENTS. Certain Funds may invest in obligations of foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars) as well as foreign branches of foreign banks. These investments involve risks that are different from investments in securities of U.S. banks, including potential unfavorable political and economic developments, different tax provisions, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.


MUNICIPAL SECURITIES. Certain Funds, and in particular the Tax Free Money
Market Fund and the Municipal Bond Fund, may invest in municipal securities. Municipal securities include bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is, in the opinion of bond counsel for the issuers (when available), excluded from gross income for federal income tax purposes, i.e. exempt from regular federal income tax. The two principal classifications of municipal bonds are "general obligations" and "revenue obligations." General obligations are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest, although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations are not backed by the credit and taxing authority of the issuer, but are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. In addition, revenue obligations may be backed by a letter of credit, guarantee or insurance. Revenue obligations include private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes.
     A Fund may invest in variable, floating rate and other municipal securities on which the interest may fluctuate based on changes in market rates.

The interest rates payable on variable rate securities are adjusted at designated intervals (e.g., daily, monthly, semi-annually) and the interest rates pay able on floating rate securities are adjusted when ever there is a change in the market rate of interest on which the interest payable is based. The interest rate on variable and floating rate securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure. The value of floating and variable rate securities generally is more stable than that of fixed rate securities in response to changes in interest rate levels. A Fund may consider the maturity of a variable or floating rate municipal security to be shorter than its ultimate maturity if that Fund has the right to demand prepayment of its principal at specified intervals prior to the security's ultimate maturity.

     Funds that may invest in municipal securities may invest in municipal leases and certificates of participation in municipal leases. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. The primary risk associated with municipal lease obligations and certificates of participation is that the governmental lessee will fail to appropriate funds to enable it to meet its payment obligations under the lease. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering, or the failure to fully recover, the Fund's original investment. To the extent that a Fund invests in unrated municipal leases or participates in such leases, the Adviser will monitor on an ongoing basis the credit quality rating and risk of cancellation of such unrated leases. Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purposes of the Funds' 15% limitation on investments in illiquid securities.


ZERO COUPON AND CAPITAL APPRECIATION BONDS. Funds that may invest in debt securities may invest in zero coupon and capital appreciation bonds. Zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value that do not entitle the holder to any payment of interest prior to maturity or a specified redemption date (or cash payment date). The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. The market prices of zero coupon and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.
     A Fund may also invest in municipal securities in the form of notes which generally are used to provide for short-term capital needs in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable.
     Funds that may invest in municipal securities may invest in "pre-refunded tax-exempt bonds" and "escrowed tax-exempt bonds." Pre-refunded tax-exempt bonds and escrowed tax-exempt bonds are issued originally as general obligation or revenue bonds of governmental entities, but are now secured until the call date or maturity by an escrow fund consisting entirely of U.S. Government obligations that are sufficient for paying the bondholders. A new issue of refunding bonds is brought to the market and the proceeds are placed into an escrow account to defease and, at a future date, to retire the old issue. The escrow account is typically invested in direct U.S. Treasury obligations, other U.S. Government securities or a combination of these securities. The principal and interest flow through the escrow account to pay the investor the debt service on the refunded or escrowed municipal bond.

REAL ESTATE INVESTMENT TRUSTS. Certain Funds may invest in shares of real estate investment trusts ("REITs"). REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. Funds that invest in REITs will indirectly bear their proportionate share of any expenses paid by such REITs in addition to the expenses paid by the Funds.
     Investing in REITs involves certain risks: equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs whose underlying assets include long-term health care properties, such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry.
     Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500.


U.S. GOVERNMENT SECURITIES. U.S. Government securities are either (i) backed by the full faith and credit of the U.S. Government (E.G., U.S. Treasury bills),
(ii) guaranteed by the U.S. Treasury (E.G., Ginnie Mae mortgage-backed securities), (iii) supported by the issuing agency's or instrumentality's right to borrow from the U.S. Treasury (E.G., Federal National Mortgage Association ("Fannie Mae") discount notes) or (iv) supported only by the issuing agency's or instrumentality's own credit (E.G. securities of each of the Federal Home Loan Banks). Such guarantees of U.S. Government securities held by a Fund do not, how ever, guarantee the market value of the shares of the Fund. There is no guarantee that the U.S. Government will continue to provide support to its agencies or instrumentalities in the future.

MORTGAGE-BACKED SECURITIES. Certain Funds, and in particular the Government Money Market Fund and the Core Bond Fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits ("REMIC") pass-through certificates and collateralized mortgage obligations ("CMOs").

GUARANTEED MORTGAGE PASS-THROUGH SECURITIES. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. Governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the Ginnie Mae, Fannie Mae and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Ginnie Mae certificates are guaranteed by the full faith and credit of the U.S. Government for timely payment of principal and interest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the U.S. Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

MULTIPLE-CLASS PASS-THROUGH SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS. CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.
     Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.
     A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts although the Funds do not intend to invest in residual interests.

RISK FACTORS ASSOCIATED WITH MORTGAGE-BACKED SECURITIES. Investing in Mortgage-Backed Securities involves certain risks, including the failure of a counter-party to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. Further, the yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.
     Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be pre-dicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, a Fund may fail to recoup fully its investment in Mortgage-Backed Securities not withstanding any direct or indirect governmental or agency guarantee. When a Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

     Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many Mortgage-Backed Securities. This possibility is often referred to as extension risk. Extending the average life of a Mortgage-Backed Security increases the risk of depreciation due to future increases in market interest rates. The market for certain types of Mortgage-Backed Securities (I.E., certain CMOs) may not be liquid under all interest rate scenarios, which may prevent a Fund from selling such securities held in its portfolio at times or prices that it desires.


RISKS ASSOCIATED WITH SPECIFIC TYPES OF DERIVATIVE DEBT SECURITIES. Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. Thus, the magnitude of exposure may be less than for more leveraged Mortgage-Backed Securities.
     Planned amortization class ("PAC") and target amortization class ("TAC") CMO bonds involve less exposure to prepayment, extension and interest rate risk than other Mortgage-Backed Securities, provided that prepayment rates remain within expected pre-payment ranges or "collars." To the extent that prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risk associated with the underlying mortgage assets.


ASSET-BACKED SECURITIES. Certain Funds, and in particular the Government Money Market Fund, Core Bond Fund and Growth and In come Fund, may invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Asset- backed securities may also be collateralized by a portfolio of U.S. Government securities, but are not direct obligations of the U.S. Government, its agencies or instrumentalities. Such asset pools are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present; however privately issued obligations collateralized by a portfolio of privately issued asset- backed securities do not involve any government- related guarantee or insurance. In addition to risks similar to those associated with Mortgage-Backed Securities, asset-backed securities present further risks that are not presented by Mortgage-Backed Securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets.


CONVERTIBLE SECURITIES AND PREFERRED STOCKS. Certain Funds may invest in debt securities or preferred stocks that are convertible into or exchangeable for common stock. Preferred stocks are securities that represent an ownership interest in a company and provide their owner with claims on the company's earnings and assets prior to the claims of owners of common stock but after those of bond owners. Preferred stocks in which the Funds may invest include sinking fund, convertible, perpetual fixed and adjustable rate (including auction rate) preferred stocks. There is no mini mum credit rating applicable to a Fund's investment in preferred stocks and securities convertible into or exchangeable for common stocks.


RISK FACTORS OF LOWER RATED DEBT SECURITIES. The Growth and Income Fund, Growth Fund and Tudor Fund may invest in debt securities rated as low as B by Moody's or B by S&P (and comparable unrated securities) (commonly known as "junk bonds"). These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of loss of principal and in come (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories. However, since yields vary over time, no specific level of income can ever be assured. These lower rated, high yielding debt securities generally tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher rated securities, which react primarily to fluctuations in the general level of interest rates. (These lower rated securities are also affected by changes in interest rates as described below.) These debt securities will also be affected by the market's perception of their credit quality (especially during times of adverse publicity) and the outlook for economic growth. In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The market for these lower rated debt securities may be less liquid than the market for investment grade fixed income securities. Therefore, judgment may at times play a greater role in valuing these securities than in the case of investment grade debt securities, and it also may be more difficult during certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market. The value of fixed-income securities in the Funds' portfolios generally varies inversely with changes in interest rates.



FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES. Each Fund may purchase securities on a when-issued, delayed delivery, or forward commitment basis. When such transactions are negotiated, the price of such securities is fixed at the time of the commitment, but delivery and payment for the securities may take place up to 90 days after the date of the commitment to purchase. The securities so purchased are subject to market fluctuation, and no interest accrues to the purchaser during this period. When-issued securities or forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. When a Fund purchases securities on a forward commitment or when-issued basis, the Fund's custodian will maintain in a segregated account cash or liquid securities having a value (determined daily) at least equal to the amount of the Fund's purchase commitment. A Fund may close-out a position in securities purchased on a when-issued, delayed delivery or forward commitment basis prior to the settlement date.


LENDING OF PORTFOLIO SECURITIES. Subject to its investment policies and restrictions, each Fund may also seek to increase its income by lending portfolio securities. Such loans may be made to institutions, such as certain broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents, or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. If WPG determines to make securities loans, the value of the securities loaned would not exceed 33 1/3% of the value of the total assets of the Fund. A Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.


ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets (10% of total assets in the case of the Government Money Market Fund and the Tax Free Money Market Fund) in illiquid investments, which includes repurchase agreements maturing in more than seven days, securities that are not readily marketable, certain over-the-counter options and restricted securities, unless the Adviser determines in accordance with procedures approved by the Board of Trustees that such restricted securities are liquid. The Board of Trustees has adopted guidelines and delegated to WPG the daily function of determining and moni-toring liquidity of restricted securities. The Board, however, retains sufficient oversight and is ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for restricted securities sold and offered under Rule 144A under the Securities Act of 1933 will develop, the Board of Trustees monitors each Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

MORTGAGE DOLLAR ROLL TRANSACTIONS. The Core Bond Fund may enter into mortgage dollar roll transactions in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, the Core Bond Fund will not receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Core Bond Fund compared with what such perfor-mance would have been without the use of mortgage dollar rolls. The Core Bond Fund will hold and maintain in a segregated account until the settlement date cash or liquid, high grade debt securities in an amount equal to the forward purchase price. Any benefits derived from the use of mortgage dollar rolls may depend upon mortgage prepayment assumptions, which will be affected by changes in interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.


REPURCHASE AGREEMENTS. Subject to its investment policies and restrictions, each Fund may utilize repurchase agreements through which the Fund may purchase a security (the "underlying security") from a domestic securities dealer or bank that is a member of the Federal Reserve System. Under the agreement, the seller of the repurchase agreement (I.E., the securities dealer or bank) agrees to repurchase the underlying security at a mutually agreed upon time and price. In repurchase transactions, the underlying security, which must be a high-quality debt security, is held by the Fund's custodian through the federal book-entry system as collateral and marked-to-market on a daily basis to ensure full collateralization of the repurchase agreement. For the Government Money Market Fund and the Tax Free Money Market Fund, the underlying security must be either a U.S. Government security or a security rated in the highest rating category by the Requisite NRSROs. In the event of bankruptcy or default of certain sellers of repurchase agreements, the Funds could experience costs and delays in liquidating the underlying security held as collateral and might incur a loss if such collateral declines in value during this period.

MARKET CHANGES. The market value of the Funds' investments, and thus the Funds' net asset values, will change in response to market conditions affecting the value of its portfolio securities. When interest rates decline, the value of fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

DIVERSIFICATION. All the Funds are diversified, as defined in the 1940 Act. As such, each Fund has a fundamental policy that limits its investments so that, with respect to 75% of the total assets of the Tudor Fund, Growth Fund, Quantitative Equity Fund, International Fund and the Municipal Bond Fund and 100% of the total assets of each of the other Funds, (i) no more than 5% of that Fund's total assets will be invested in the securities of a single issuer and
(ii) each will purchase no more than 10% of the outstanding voting securities of a single issuer. These limitations do not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or repur-chase agreements collateralized by U.S. Government securities. In addition, the Government Money Market Fund and the Tax Free Money Market Fund will limit their investment in any one issuer of securities that has received less than the highest rating from the Requisite NRSROs (I.E., Second Tier Securities) to no more than 1% of each Fund's total assets.


PORTFOLIO TURNOVER. Although no Fund purchases securities with a view to rapid turnover, there are no limitations on the length of time that securities must be held by any Fund and a Fund's annual portfolio turnover rate may vary significantly from year to year. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by the applicable Fund and its shareholders . The actual portfolio turnover rates for each Fund for the year ended December 31, 1997 are noted in the "Financial Highlights" section of this Prospectus.


CERTAIN OTHER POLICIES TO REDUCE RISK. Each Fund has adopted certain fundamental investment policies in managing its portfolio that are designed to reduce risk. No Fund will (i) invest more than 25% of its total assets in securities of companies in the same industry, except that the Government Money Market and Tax Free Money Market Funds may invest a greater percentage in bank and bank holding companies and the Quantitative Equity

Fund may invest more of its total assets in securities of issuers in the same industry to the extent that the optimal portfolio derived from the S&P 500 Index is also so concentrated, (ii) issue senior securities except as permitted by the 1940 Act or borrow money except for certain temporary or emergency purposes and then not in excess of 33% of its assets; (iii) engage in underwriting securities of others except to the extent a Fund may be deemed to be an underwriter in purchasing and selling portfolio securities; (iv) purchase real estate except that a Fund may acquire office space for its principal office and may invest in securities representing interests in real estate or companies engaged in the real estate business and Municipal Bond Fund may acquire real estate as a result of ownership of securities; (v) make loans except that a Fund may lend its portfolio securities and enter into repurchase agreements; or (vi) invest in commodities or commodities contracts other than financial futures contracts, options on futures and forward commitment and when-issued securities. The Municipal Bond Fund will not invest 25% or more of its total assets in securities issued in any one state, territory or possession of the United States (except U.S. Government securities and securities the payment of which is secured by U.S. Government securities). To the extent that a Fund concentrates its investments in one or more industries, the Fund may be more susceptible to factors affecting those industries than are Funds not so concentrated. See the Funds' SAI for further information concerning its investment policies and re-strictions.

OTHER INVESTMENT COMPANIES. The shareholders of each Fund have approved a fundamental policy authorizing each Fund, subject to authorization by its Board of Trustees, and notwithstanding any other investment restriction, to invest all of its assets in the securities of a single open-end investment company (a "pooled fund"). If authorized by its Board, a Fund would seek to achieve its investment objective by investing in a pooled fund which would invest in a portfolio of securities that complies with the Fund's investment objective, policies and restrictions. The Boards currently do not intend to authorize investing in pooled funds.

     Each Fund (other than Government Money Market Fund and Tax Free Money Market Fund) may invest up to 10% of its total assets in the securities of other investment companies . For example, the Quantitative Equity Fund may invest in Standard & Poor's Depositary Receipts (commonly referred to as "Spiders"), which are exchange-traded shares of a closed-end investment company that are designed to replicate the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index. The Intermediate Municipal Bond Fund will only invest in investment companies that are money market funds which invest in municipal obligations. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund.


FURTHER INFORMATION. Each Fund's investment program is subject to further restrictions as described in the SAI. Each Fund's investment objectives and investment program, unless otherwise specified, are not fundamental and may be changed without shareholder approval by the Board of Trustees of each Fund. If there is a change in a Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their current financial position and needs.


                        THE FUNDS' INVESTMENT PERFORMANCE
     Each Fund may illustrate in advertisements and sales literature its average annual total return, which is the rate of growth of the Fund that would be necessary to achieve the ending value of an investment kept in the Fund for the period specified and is based on the following assumptions: (1) all dividends and distributions by the Fund are rein vested in shares of the Fund at net asset value; and (2) all recurring fees are included for applicable periods.
     Each Fund may also illustrate in advertisements its cumulative total return for several time periods throughout the Fund's life based on an assumed initial investment of $1,000. Any such cumulative total return for each Fund will assume the rein vestment of all income dividends and capital gains distributions for the indicated periods and will include all recurring fees.

     The Government Money Market Fund and the Tax Free Money Market Fund each may illustrate in advertisements and sales literature its current yield and effective yield. Current yield quotations of each of these Funds are based on that Fund's investment income, less expenses, for a seven-day period. To calculate the current yield quotations, this income is annualized, by assuming that the amount of income generated during that seven-day period is generated each week over a one-year period, and expressed as a percentage of the investment. The effective yield for each of these Funds is calculated similarly but, when annualized, income earned from an investment is assumed to be reinvested. Effective yield for each of these Funds will be slightly higher than its current yield because of the compounding effect of this assumed reinvestment. The Tax Free Money Market Fund and the Municipal Bond Fund may also illustrate a tax equivalent yield that compares the yield on a tax free investment to the yield on a taxable investment. See the SAI for a sample of tax able equivalent yields.

     The Core Bond Fund and the Municipal Bond Fund each may also illustrate in advertisements and sales literature its yield and effective yield. Yield for each of these Funds is based on income generated by an investment in the Fund during a 30-day (or one-month) period. To calculate yield, this income is annualized, that is, the amount of income generated during the 30-day (or one-month) period is assumed to be generated each 30-day (or one-month) period over a one-year period, and expressed as an annual percentage rate. Effective yield for these Funds is calculated in a similar manner but, when annualized, the income earned from an investment is assumed to be rein vested. Effective yield for each of these Funds will be slightly higher than its current yield because of the compounding effect of this assumed reinvestment. For additional information on the WPG Funds or for daily Fund prices, please call 1-800-223-3332.

     The following table sets forth the historical total return performance of all fee paying, domestic core bond portfolios under discretionary management by the Adviser that have substantially similar investment objectives, policies and strategies as the Core Bond Fund (the "Core Bond Portfolios") as measured by the WPG Domestic Core Bond Composite (the "Composite"). As of December 31, 1997, the composite consisted of 3 portfolios representing approximately $600 million in assets. The performance data of the Core Bond Portfolios, as represented by the Composite, has been computed in accordance with the SEC's standardized formula. Because the gross performance data does not reflect the deduction of investment advisory fees attributable to the Core Bond Portfolios, the net performance data may be more relevant to potential investors in the Fund in their analysis of the historical experience of the Adviser in managing domestic core bond portfolios with investment objectives, policies and strategies substantially similar to those of the Fund. The net performance data assumes that the Core Bond Portfolios incurred fees and expenses of 0.50% per year, which exceeds the actual amounts incurred by such portfolios and is equal to the expense limitation voluntarily agreed to by the Adviser with respect to the Fund. The fees and expenses paid by the Core Bond Portfolio generally differ in type and amount to varying extents from the fees and expenses paid by the Core Bond Fund, which will affect the relevance of the performance presented in the Composite to investors in the Core Bond Fund.




                             WPG DOMESTIC CORE BOND
                              COMPOSITE PERFORMANCE

                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIODS ENDED DECEMBER 31, 1997

THE COMPOSITE                1 YEAR         2.5 YEARS
-------------                ------         ---------
Equal Weighted
 (Gross)                      10.29%          8.16%
Equal Weighted
 (Net)                         9.79%          7.66%

     The performance of the Core Bond Portfolios is not that of the Core Bond Fund or any other Fund, and is not necessarily indicative of the Core Bond Fund's future results. (The Core Bond Fund's performance is set forth below.) The Core Bond Fund's actual total return may vary significantly from the past and future performance of these Core Bond Portfolios. Although the Adviser has man aged Core Bond Portfolios for periods prior to June 30, 1995, the Adviser considers its performance record for Core Bond Portfolios achieved prior to such date to be of less relevance to potential investors in the Core Bond Fund because of differences in personnel on the Adviser's domestic core bond portfolio team. While the Core Bond Portfolios incur inflows and outflows of cash from clients, they do so less frequently than mutual funds, such as the Funds. Accordingly, there can be no assurance that the continuous offering of the Core Bond Fund's shares and the Core Bond Fund's obligation to redeem its shares will not impact the Core Bond Fund's performance relative to the Composite's performance. In the opinion of the Adviser, so long as the Core Bond Fund has at least $25 million in net assets, the relative difference in the size between the Core Bond Fund and the Core Bond Portfolios should not affect the relevance of the performance of the Core Bond Portfolios to a potential investor in the Core Bond Fund. Investment returns and the net asset value of shares of the Core Bond Fund will fluctuate in response to market and economic conditions as well as other factors and an investment in the Core Bond Fund involves the risk of loss.



                               WPG CORE BOND FUND
                                 PERFORMANCE(1)

                           AVERAGE ANNUAL TOTAL RETURN
                              FOR THE PERIODS ENDED
                                DECEMBER 31, 1997

               1 YEAR      2.5 YEARS     5 YEARS     10 YEARS
               ------      ---------     -------     --------


                7.37%        6.37%         4.67%       7.54%



------------------
(1) Prior to January 20, 1998, the Core Bond Fund was subject to different investment policies than those described in this prospectus which different policies may affect the Core Bond Fund's performance.

                       THIS PAGE LEFT INTENTIONALLY BLANK.

                                   May 1, 1998
                                     PART B


                       STATEMENT OF ADDITIONAL INFORMATION

                        WPG GOVERNMENT MONEY MARKET FUND
                         WPG TAX FREE MONEY MARKET FUND

                      WPG INTERMEDIATE MUNICIPAL BOND FUND
                               WPG CORE BOND FUND

                           WPG GROWTH AND INCOME FUND
                                 WPG TUDOR FUND
                     WEISS, PECK & GREER INTERNATIONAL FUND
                                 WPG GROWTH FUND
                          WPG QUANTITATIVE EQUITY FUND
                               ONE NEW YORK PLAZA
                            NEW YORK, NEW YORK 10004


This Combined Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the combined Prospectus dated May 1, 1998, as amended and/or supplemented from time to time (the "Prospectus"), of WPG Government Money Market Fund, WPG Tax Free Money Market Fund, WPG Intermediate Municipal Bond Fund, WPG Core Bond Fund, WPG Growth and Income Fund, WPG Tudor Fund, Weiss, Peck & Greer International Fund, WPG Growth Fund, and WPG Quantitative Equity Fund (each, a "Fund" and collectively, the "Funds"). This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by writing to Weiss, Peck & Greer, L.L.C., One New York Plaza, New York, NY 10004.


THE STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                TABLE OF CONTENTS

                                                                       PAGE
                                                                       ----


General Information and History..........................................1
The Funds' Investment Objectives, Policies and Techniques................1
Investment Restrictions ................................................23
Advisory, Subadvisory and Administrative Services ......................32
Trustees and Officers ..................................................41
How to Purchase Shares ................................................ 52
Redemption of Shares .................................................. 54
Net Asset Value ....................................................... 55
Investor Services ..................................................... 57
Dividends, Distributions and Tax Status ............................... 59
Portfolio Brokerage ................................................... 68
Portfolio Turnover .................................................... 72
Organization .......................................................... 73
Custodian ............................................................. 74
Transfer Agent ........................................................ 74
Legal Counsel ......................................................... 75
Independent Auditors .................................................. 75
Calculation of Performance Data ....................................... 75
Financial Statements .................................................. 80
Appendix A - Bond Ratings and Glossary .................................A-1
Appendix B - Investors Services.........................................B-1

                         GENERAL INFORMATION AND HISTORY

       Prior to January 20, 1998, the name of WPG Core Bond Fund, a series of Weiss, Peck & Greer Funds Trust, was WPG Government Securities Fund.


            THE FUNDS' INVESTMENT OBJECTIVES, POLICIES AND TECHNIQUES

     The WPG Government Money Market Fund (the "Government Money Market Fund"), WPG Tax Free Money Market Fund (the "Tax Free Money Market Fund"), WPG Intermediate Municipal Bond Fund (the "Municipal Fund"), WPG Core Bond Fund (the "Core Bond Fund"), WPG Growth and Income Fund (the "Growth and Income Fund"), WPG Tudor Fund (the "Tudor Fund"), Weiss, Peck & Greer International Fund (the "International Fund"), WPG Growth Fund (the "Growth Fund") and WPG Quantitative Equity Fund (the "Quantitative Fund") each have their own investment objective and investment policies. Tax Free Money Market Fund and Government Money Market Fund are sometimes referred to herein as the "Money Market Funds".


     Weiss, Peck & Greer, L.L.C. (the "Adviser") serves as each Fund's investment adviser and administrator.

       The investment objectives, policies and restrictions of each Fund may be changed or altered by the Board of Trustees of their respective Fund (each, a "Board" and collectively, the "Boards") without shareholder approval, except to the extent such policies and restrictions have been adopted as fundamental. See "Investment Restrictions." The securities in which each Fund may invest and certain other investment policies are further described in the Prospectus. See "Description of the Funds" and "Risk Considerations and Other Investment Practices and Policies of the Funds" in the Prospectus. There can be no assurance that any of the Funds' investment objectives will be achieved.

       The Appendix to this Statement of Additional Information contains a description of the quality categories of corporate bonds and municipal obligations in which the Funds may invest and a Glossary describing some of the Funds' investments.

"SPECIAL SITUATIONS"

       The Tudor Fund and Growth Fund may invest in "Special Situations" as defined in, and subject to, their respective fundamental investment restriction set forth under "Investment Restrictions." Since every Special Situation involves, to some extent, a break with past experience, the uncertainties in the appraisal of future value and the risk of possible loss of capital are greater than in the experienced, well-established companies carrying on business according to long-established patterns. The market price of a Special Situation may decline significantly if an anticipated development does not materialize. For the very same reasons, however, the Tudor Fund and Growth Fund believe that if a Special Situation is carefully studied by the Adviser and an investment is made at the appropriate time, maximum appreciation may be achieved.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

     Subject to its investment restrictions and policies, each Fund may enter into repurchase agreements with banks, broker-dealers or other financial institutions in order to generate additional current income. A repurchase agreement is an agreement under which a Fund acquires a security from a seller subject to resale to the seller at an agreed upon price and date. The resale price reflects an agreed upon interest rate effective for the time period the security is held by a Fund. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase price may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the security. Typically, repurchase agreements are in effect for one week or less, but may be in effect for longer periods of time. Repurchase agreements of more than one week's duration are subject to each Fund's respective limitation on investments in illiquid securities.

     Repurchase agreements are considered by the Securities and Exchange Commission (the "SEC") to be loans by the purchaser collateralized by the underlying securities. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Funds will generally enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars or primary U.S. Government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Funds may invest. The Funds will monitor the value of the underlying securities throughout the term of the agreement to ensure that their market value always equals or exceeds the agreed-upon repurchase price to be paid to a Fund. Each Fund will maintain a segregated account with the Custodian for the securities and other collateral, if any, acquired under a repurchase agreement with a broker-dealer for the term of the agreement.

       In addition to the risk of the seller's default or a decline in value of the underlying security (see "Risk Considerations and Other Investment Practices and Policies of the Funds -- Repurchase Agreements" in the Prospectus), a Fund also might incur disposition costs in connection with liquidating the underlying securities. If the seller becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of that Fund and therefore subject to sale by the seller's trustee in bankruptcy. Finally, it is possible that a Fund may not be able to perfect its interest in the underlying security and may be deemed an unsecured creditor of the seller. While the Funds acknowledge these risks, it is expected that they can be controlled through careful monitoring procedures.


       The Core Bond Fund may enter into reverse repurchase agreements with domestic banks or broker-dealers, subject to its policies and restrictions. Under a reverse repurchase agreement, the Fund sells a security held by it and agrees to repurchase the instrument on a specified date at a specified price, which includes interest. The Fund will use the proceeds of a reverse repurchase agreement to purchase other securities which either mature at a date simultaneous with or prior to the expiration of the reverse repurchase agreement or which are held under an agreement to resell maturing as of that time. The Core Bond Fund will enter into reverse repurchase agreements only when the Adviser believes the interest income and fees to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction.

       Under the Investment Company Act of 1940, as amended (the "1940 Act"), reverse repurchase agreements may be considered borrowings by the seller. The Core Bond Fund may not enter into a reverse repurchase agreement if as a result its current obligations under such agreements would exceed one-third of the current market value of its total assets (less its liabilities other than under reverse repurchase agreements).

       In connection with entering into reverse repurchase agreements, the Fund will segregate U.S. Government securities, cash or cash equivalents with an aggregate current value sufficient to repurchase the securities or equal to the proceeds received upon the sale, plus accrued interest.

FOREIGN SECURITIES


       The International Fund invests primarily, and the Growth and Income Fund, Tudor Fund and Growth Fund may invest, in securities of foreign issuers. The Government Money Market Fund and the Core Bond Fund may also invest in securities of foreign issuers that are denominated in U.S. dollars. Investment in foreign issuers involves certain special considerations, including those set forth below, which are not typically associated with investment in U.S. issuers.


       Since foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Although fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, the Funds will endeavor to achieve the most favorable net results on their foreign portfolio transactions.

       There is generally less government supervision and regulation of stock exchanges, brokers and listed companies in foreign countries than in the United States. In some foreign transactions there may be a greater risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In addition, it may be more difficult to obtain and enforce a judgment against a foreign issuer or a foreign custodian. The U.S. dollar value of foreign securities will be favorably or adversely affected by exchange rate fluctuations between the dollar and the applicable foreign currency. A Fund will incur costs in converting foreign currencies into U.S. dollars.

INVESTING IN EMERGING MARKETS

       The International Fund may invest in countries with emerging economies or securities markets.

       MARKET CHARACTERISTICS. Debt securities of most emerging markets issuers may be less liquid and are generally subject to greater price volatility than securities of issuers in the U.S. and other developed countries. The markets for securities of emerging markets may have substantially less volume than the market for similar securities in the U.S. and may not be able to absorb, without price disruptions, a significant increase in trading volume or trade size. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The less liquid the market, the more difficult it may be for the Fund to accurately price its portfolio securities or to dispose of such securities at the times determined to be appropriate. The risks associated with reduced liquidity may be particularly acute to the extent that the Fund needs cash to meet redemption requests, to pay dividends and other distributions or to pay its expenses.

     Securities markets of emerging markets may also have less efficient clearance and settlement procedures than U.S. markets, making it difficult to conduct and complete transactions. Delays in settlement could result in temporary periods when a portion of the Fund's assets is uninvested and no return is earned thereon. Inability to make intended security purchases could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability of the Fund to the purchaser.

       Transaction costs, including brokerage commissions and dealer mark-ups, in emerging markets may be higher than in the U.S. and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

       ECONOMIC, POLITICAL AND SOCIAL FACTORS. Emerging markets may be subject to a greater degree of economic, political and social instability that could significantly disrupt the principal financial markets than are the U.S., Japan and most Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes or attempted changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and
(v) ethnic, religious and racial disaffection and conflict. Many emerging markets have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. The economies of many emerging markets are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging markets may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.

       RESTRICTIONS ON INVESTMENT AND REPATRIATION. Certain emerging markets require governmental approval prior to investments by foreign persons or limit investments by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of the Fund.

RISK CONSIDERATIONS OF LOWER RATED SECURITIES


     The Growth and Income Fund, Tudor Fund and Growth Fund may invest in fixed income securities that are not investment grade but are rated as low as B by Moody's Investors Service, Inc. ("Moody's") or B by Standard & Poor's Ratings Group ("Standard & Poor's") (or their equivalents or, if unrated, determined by the Adviser to be of comparable credit quality). In the case of a security that is rated differently by two or more rating services, the higher rating is used in connection with the foregoing limitation. In the event that the rating on a security held in a Fund's portfolio is downgraded by a rating service, such action will be considered by the Adviser in its evaluation of the overall investment merits of that security, but will not necessarily result in the sale of the security. The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates. An economic downturn could severally disrupt the market for high yield fixed income securities and adversely affect the value of outstanding fixed income securities and the ability of the issuers to repay principal and interest.

       The prices of high yield fixed income securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a fixed income security owned by a Fund defaulted, the Fund could incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield fixed income securities and a Fund's net asset value, to the extent it holds such securities.

       High yield fixed income securities also present risks based on payment expectations. For example, high yield fixed income securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund may, to the extent it holds such fixed income securities, have to replace the securities with a lower yielding security, which may result in a decreased return for investors. Conversely, a high yield fixed income security's value will decrease in a rising interest rate market, as will the value of a Fund's assets, to the extent it holds such fixed income securities.

       In addition, to the extent that there is no established retail secondary market, there may be thin trading of high yield fixed income securities, and this may have an impact on the Adviser's ability to accurately value such securities and a Fund's assets and on the Fund's ability to dispose of such securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield fixed income securities, especially in a thinly traded market.

       New laws and proposed new laws may have an impact on the market for high yield securities. For example, legislation requiring federally-insured savings and loan associations to divest their investments in high yield securities could have an adverse effect on a Fund's net asset value and investment practices, to the extent it holds such securities.

        Finally, there are risks involved in applying credit or dividend ratings as a method for evaluating high yield securities. For example, ratings evaluate the safety of principal and interest or dividend payments, not market value risk of high yield securities. Also, since rating agencies may fail to timely change the credit ratings to reflect subsequent events, a Fund will continuously monitor the issuers of high yield securities in its portfolio, if any, to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the security's liquidity so the Fund can meet redemption requests.

FORWARD COMMITMENT AND WHEN-ISSUED TRANSACTIONS

       Each Fund may purchase or sell securities on a when-issued or forward commitment basis (subject to its investment policies and restrictions). These transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitments are negotiated directly with the other party, and such commitments are not traded on exchanges. A Fund will not enter into such transactions for the purpose of leverage.

       When-issued purchases and forward commitments enable a Fund to lock in what is believed by the Adviser to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a Fund might sell securities it owns and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields.

       The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of a Fund's net asset value starting on the date of the agreement to purchase the securities, and the Fund is subject to the rights and risks of ownership of the securities on that date. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place within two months after the date of the transaction, but a Fund may agree to a longer settlement period.

       A Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. A Fund may realize a capital gain or loss in connection with these transactions, and its distributions from any net realized capital gains will be taxable to shareholders.


       When a Fund purchases securities on a when-issued or forward commitment basis, the Fund or the Custodian will maintain in a segregated account cash or liquid securities having a value (determined daily) at least equal to the amount of the Fund's purchase commitments. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.


LOANS OF PORTFOLIO SECURITIES

       Subject to its investment restrictions, each Fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to financial institutions, such as broker-dealers, and would be required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. See "Risk Considerations and Other Investment Practices and Policies of the Funds -- Lending of Portfolio Securities" in the Prospectus. The rules of the New York Stock Exchange, Inc. give a Fund the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, a Fund would receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. A Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

       At the present time the staff of the SEC does not object if an investment company pays reasonable negotiated fees to its custodian in connection with loaned securities as long as such fees are pursuant to a contract approved by the investment company's trustees.

OPTIONS ON SECURITIES AND SECURITIES INDICES


       WRITING COVERED OPTIONS. The Core Bond Fund, Growth and Income Fund, Tudor Fund, International Fund, Growth Fund and Quantitative Fund may each write covered call and (except Growth and Income Fund) put options on any securities in which it may invest or on any securities index based on securities in which it may invest. In addition, International Fund may write call and put options on currencies. A Fund may purchase and write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. A call option written by a Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a Fund are covered, which means that the Fund will own the securities subject to the option so long as the option is outstanding or use the other methods described below. The purpose of a Fund in writing covered call options is to realize greater income than would be realized in portfolio securities transactions alone. However, in writing covered call options for additional income, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.


       A put option written by a Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The purpose of writing such options is to generate additional income. However, in return for the option premium, the Fund accepts the risk that it will be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.


       All call and put options written by a Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which, in the case of the International Fund, may be quoted or denominated in any currency, in a segregated account noted on the Fund's records or maintained by the Fund's custodian with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position.


       A Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

        A Fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.


       The Funds may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account ) upon conversion or exchange of other securities in its portfolio. A Fund may also cover call and put options on a securities index by using the other methods described above.

       PURCHASING OPTIONS. The Core Bond Fund, Tudor Fund, International Fund, Growth Fund and Quantitative Fund may each purchase put and call options on any securities in which it may invest or on any securities index based on securities in which it may invest, and a Fund may enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased. In addition, the International Fund may purchase put and call options on currencies.


       A Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund's securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the underlying portfolio securities.

       A Fund may purchase put and call options on securities indices for the same purposes as it may purchase options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

       Transactions by a Fund in options on securities and securities indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

       WRITING AND PURCHASING CURRENCY CALL AND PUT OPTIONS. The International Fund may write covered put and call options and purchase put and call options on foreign currencies to seek to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired.


       A call option written by the Fund obligates the Fund to sell specified currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option written by the Fund obligates the Fund to purchase specified currency from the option holder at a specified price if the option is exercised at any time before the expiration date. The writing of currency options involves a risk that the Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency's market value or be required to purchase currency subject to a put at a price that exceeds the currency's market value.

       The Fund may terminate its obligations under a written call or put option by purchasing an option identical to the one written. Such purchases are referred to as "closing purchase transactions." The Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on purchased options.

       The Fund would normally purchase call options in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by the Fund are denominated or quoted. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. The Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

       The Fund would normally purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are denominated or quoted ("protective puts"). The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the U.S. dollar value of the Fund's portfolio securities due to currency exchange rate fluctuations. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying currency.

       RISKS ASSOCIATED WITH OPTIONS TRANSACTIONS. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

       Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing

Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

       The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will monitor the liquidity of over-the-counter options and, if it determines that such options are not readily marketable, a Fund's ability to enter such options will be subject to the Fund's limitation on investments on illiquid securities.

       The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options for hedging purposes depends in part on the Adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS


       To seek to increase total return or to hedge against changes in interest rates, securities prices or, in the case of the International Fund, (but only for hedging purposes) currency exchange rates, Core Bond Fund, Tudor Fund, International Fund, Growth Fund and Quantitative Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. A Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. Government Securities), securities indices, foreign currencies (in the case of the International Fund) and any other financial instruments and indices. A Fund will engage in futures and related options transaction only for bona fide hedging purposes as defined below or for purposes of seeking to increase total return to the extent permitted by regulations of the Commodity Futures Trading Commission ("CFTC"). All futures contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.


       FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

       When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. The International Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

       Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, a Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.


       HEDGING STRATEGIES. Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that a Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. A Fund may, for example, take a "short" position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or (in the case of the International Fund) foreign currency rates that would adversely affect the U.S. dollar value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, the International Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for a Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by seeking to achieve only a partial hedge against price changes affecting the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.


       On other occasions, a Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available.

       OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

       The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Funds will incur transaction costs in connection with the writing of options on futures.

       The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

       OTHER CONSIDERATIONS. The Funds will engage in futures and related options transactions only for bona fide hedging or, except for purchases or sales by the International Fund of futures on currencies, to seek to increase total return as permitted by the CFTC regulations which permit principals of an investment company registered under the Act to engage in such transactions without registering as commodity pool operators. A Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. Except as stated below, a Fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are quoted or denominated) it intends to purchase. As evidence of this hedging intent, each Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.


       As an alternative to compliance with the bona fide hedging definition, a CFTC regulation permits a Fund to elect to comply with a different test under which the aggregate initial margin and premiums required to establish positions to seek to increase total return in futures contracts and options on futures will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. Each Fund will engage in transactions in currency forward contracts, futures contracts and options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company for federal income tax purposes. See "Taxation."


       Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the International Fund to purchase securities or currencies, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.


       While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.


       Perfect correlation between a Fund's futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. Government securities. The only futures contracts available to hedge the Fund's portfolio are various futures on Eurodollars, U.S. Government securities, securities indices and foreign currencies.



FORWARD FOREIGN CURRENCY TRANSACTIONs

       The International Fund, Growth and Income Fund, Tudor Fund and Growth Fund may each, to the extent that it invests in foreign securities, enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign currency exchange rates. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

       The Funds are permitted to enter into forward contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security quoted or denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed number of U.S. dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

       Second, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may cause a Fund to enter a forward contract to sell, for a fixed U.S. dollar amount, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.

       Although the Funds have no current intention to do so, the Funds may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value in securities denominated or quoted in a different currency if the Adviser determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other U.S. foreign currency, if the Adviser determines that there is a pattern of correlation between the proxy currency and the U.S. dollar.

       The Funds will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Funds to deliver an amount of foreign currency in excess of the value of the Funds' respective portfolio securities or other assets quoted or denominated in that currency. At the consummation of the forward contract, a Fund may either make delivery of the foreign currency or terminate its contractual obligation by purchasing an offsetting contract obligating it to purchase at the same maturity date, the same amount of such foreign currency. If a Fund chooses to make delivery of foreign currency, it may be required to obtain such delivery through the sale of portfolio securities quoted or denominated in such currency or through conversion of other assets of the Fund into such currency. If a Fund engages in an offsetting transaction, the Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is party to the original forward contract.

       The Funds' transactions in forward contracts will be limited to those described above. Of course, no Fund is required to enter into such transactions with regard to its foreign currency quoted or denominated securities, and a Fund will not do so unless deemed appropriate by the Adviser.


       When entering into a forward contract, a Fund will segregate either cash or liquid securities quoted or denominated in any currency in an amount equal to the value of the Fund's total assets committed to the consummation of forward currency exchange contracts which require the Fund to purchase a foreign currency. If the value of the segregated securities declines, additional cash or securities will be segregated by the Fund on a daily basis so that the value of the segregated securities will equal the amount of the Fund's commitments with respect to such contracts.


       This method of protecting the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of a Fund's foreign assets. It also reduces any potential gain which may have otherwise occurred had the currency value increased above the settlement price of the contract.

       While the Funds may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while a Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund then if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund's portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to the risk of foreign exchange loss.

       Forward contracts are subject to the risks that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price.

       The Funds' foreign currency transactions (including related options, futures and forward contracts) may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.


PRIVATELY ISSUED MORTGAGE-BACKED SECURITIES


       Certain Funds, and in particular the Government Money Market Fund and the Core Bond Fund, may invest in mortgage-backed securities issued by trusts or other entities formed or sponsored by private originators of and institutional investors in mortgage loans and other non-governmental entities (or representing custodial arrangements administered by such institutions). These private originators and institutions include savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.


       Privately issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae or Freddie Mac, in order to receive a high quality rating from the rating organizations (e.g., Standard & Poor's or Moody's), they often are structured with one or more types of "credit enhancement." Such credit enhancement falls into two categories: (1) liquidity protection and (2) protection against losses resulting after default by a borrower and liquidation of the collateral (e.g., sale of a house after foreclosure). Liquidity protection refers to the payment of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time. Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. Such protection may be provided through guarantees, insurance policies or letters of credit, through various means of structuring the securities or through a combination of such approaches.

       Examples of credit enhancement arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes entitled to receive payment before other classes, with the result that defaults on the underlying mortgages are borne first by the holders of the subordinated class), creation of "spread accounts" or "reserve funds" (where cash or investments are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on the underlying mortgages in a pool exceeds the amount required to be paid on the mortgage-backed securities). The degree of credit enhancement for a particular issue of mortgage-backed securities is based on the level of credit risk associated with the particular mortgages in the related pool. Losses on a pool in excess of anticipated levels could nevertheless result in losses to security holders since credit enhancement rarely covers every dollar owed on a pool. See the Funds' Prospectus for a further description of mortgage-backed securities.

RISKS ASSOCIATED WITH SPECIFIC TYPES OF DERIVATIVE SECURITIES


       The Core Bond Fund may invest in floating rate securities based on the Cost of Funds Index ("COFI floaters"), other "lagging rate" floating rate securities, floating rate securities that are subject to a maximum interest rate ("capped floaters"), and Mortgage-Backed Securities purchased at a discount. The primary risks associated with these derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates.


STRUCTURED OR HYBRID NOTES

       The Growth and Income Fund may invest in "structured" or "hybrid" notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed-income securities or interest rates. Examples of these benchmarks include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows the Fund to gain exposure to the benchmark market while fixing the maximum loss that the Fund may experience in the event that market does not perform as expected. Depending on the terms of the note, the Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; the Fund's loss cannot exceed this foregone interest and/or principal.

       It is expected that not more than 5% of the Fund's net assets will be at risk as a result of investments in structured or hybrid notes. In addition to the risks associated with a direct investment in the benchmark asset, investments in structured and hybrid notes involve the risk that the issuer or counterparty to the obligation will fail to perform its contractual obligations. Certain structured or hybrid notes may also be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on the benchmark asset is a multiple of the change in the reference price. Leverage enhances the price volatility of the security and, therefore, the volatility of the Fund's net asset value. Further, certain structured or hybrid notes may be illiquid for purposes of the Fund's limitation on investments in illiquid securities.

VARIABLE AMOUNT MASTER DEMAND NOTES

       The Government Money Market Fund, Tax Free Money Market Fund and Municipal Fund may invest in variable amount master demand notes, which are a form of commercial paper. These are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The lender has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes. However, they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with master demand note arrangements, the Adviser will consider, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the borrower and its ability to pay principal and interest on demand. These notes generally are not rated by Moody's or Standard & Poor's. A Fund may invest in them only if the Adviser believes that, at the time of investment, the notes are of comparable quality to the other commercial paper in which that Fund may invest, including, in the case of the Government Money Market Fund and Tax Free Money Market Fund, the requirements of the rules of the SEC applicable to the use of the amortized cost method of securities valuation.

       For the purpose of limitations on the maturities of the investments of a Fund, variable amount master demand notes will be considered to have a maturity of one day unless the Adviser has reason to believe that the borrower could not make immediate repayment upon demand.

VARIABLE RATE DEMAND INSTRUMENTS

       The Government Money Market Fund, Tax Free Money Market Fund and Municipal Fund may purchase variable rate demand instruments that are tax-exempt municipal obligations and other debt securities providing for a periodic adjustment in the interest rate paid on the instrument according to changes in interest rates generally. These instruments also permit a Fund to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument. A bank that issues a repurchase commitment may receive a fee from a Fund for this arrangement. The issuer of a variable rate demand instrument may have a corresponding right to prepay in its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to that required for the holder to demand payment.

       The variable rate demand instruments that these Funds may purchase are payable on demand on not more than thirty calendar days' notice. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. The Funds intend to exercise the demand only (1) upon a default under the terms of the debt security, (2) as needed to provide liquidity, or (3) to maintain the respective quality standards of each Fund's investment portfolio. A Fund will determine the variable rate demand instruments that it will purchase in accordance with procedures approved by the Boards to minimize credit risks. The Adviser may determine that an unrated variable rate demand instrument meets a Fund's quality criteria by reason of being backed by a letter of credit or guarantee issued by a bank that meets the quality criteria for the Fund. Thus, either the credit of the issuer of the obligation or the guarantor bank or both will meet the quality standards of a Fund. The Adviser will reevaluate each unrated variable rate demand instrument held by a Fund on a quarterly basis to determine that it continues to meet the Fund's quality criteria.

       The value of the underlying variable rate demand instruments may change with changes in interest rates generally, but the variable rate nature of these instruments should decrease changes in value due to interest rate fluctuations. Accordingly, as interest rates decrease or increase, the potential for capital gain and the risk of capital loss on the disposition of portfolio securities are less than would be the case with a comparable portfolio of fixed income securities. The Funds may purchase variable rate demand instruments on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent a Fund purchases such instruments, increases or decreases in value of such variable rate demand notes may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on variable rate demand instruments is made in relation to changes in the applicable rate adjustment index, variable rate demand instruments are not comparable to long-term fixed interest rate securities. Accordingly, interest rates on variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar final maturities.

       The maturity of the variable rate demand instruments held by the Funds will ordinarily be deemed to be the longer of (1) the notice period required before a Fund is entitled to receive payment of the principal amount of the instrument or (2) the period remaining until the instrument's next interest rate adjustment.


       The acquisition of variable rate demand notes for the Government Money Market Fund and the Tax Free Money Market Fund must also meet the requirements of rules issued by the SEC applicable to the use of the amortized cost method of securities valuation.


PARTICIPATION INTERESTS

       Subject to their respective investment objective and policies, Government Money Market Fund and Tax Free Money Market Fund may purchase from banks participation interests in all or part of specific holdings of municipal or other debt obligations. Each participation interest is backed by an irrevocable letter of credit or guarantee of the selling bank that the Adviser has determined meets the prescribed quality standards of each Fund. Thus, even if the credit of the issuer of the debt obligation does not meet the quality standards of a Fund, the credit of the selling bank will, subject in each instance to the requirements of rules issued by the SEC applicable to the use by these Funds of the amortized cost method of valuation. Each Fund will have the right to sell the participation interest back to the bank after seven days' notice for the full principal amount of a Fund's interest in the municipal or debt obligation plus accrued interest, but only (1) as required to provide liquidity to that Fund, (2) to maintain the quality standards of each Fund's investment portfolio or (3) upon a default under the terms of the debt obligation. The selling bank may receive a fee from a Fund in connection with the arrangement. Tax Free Money Market Fund will not purchase participation interests in municipal obligations unless it receives an opinion of issuer's counsel or a ruling of the Internal Revenue Service (the "Service") satisfactory to its Board that interest earned by the Fund on municipal obligations in which it holds participation interests is excluded from gross income for Federal income tax purposes in the hands of such Fund.


MUNICIPAL OBLIGATIONS

       Tax Free Money Market Fund and Municipal Fund may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for various public purposes. The interest on most of these obligations is generally exempt from regular Federal income tax in the hands of most individual investors, although it may be subject to the individual and corporate alternative minimum tax. The two principal classifications of municipal obligations are "notes" and "bonds."

       Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, and construction loan notes. Tax anticipation notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as federal revenues available under the Federal Revenue Sharing Program. Tax anticipation notes and revenue anticipation notes are generally issued in anticipation of various seasonal revenues such as income, sales, use, and business taxes. Bond anticipation notes are sold to provide interim financing. These notes are generally issued in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. Construction loan notes are sold to provide construction financing. After the projects are successfully completed and accepted, many projects receive permanent financing through the Federal Housing Administration under "Fannie Mae" (the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage Association). There are, of course, a number of other types of notes issued for different purposes and secured differently from those described above.

       Municipal bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have two principal classifications, "general obligation" bonds and "revenue" bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

       The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

       Industrial development bonds (now a subset of a class of bonds known as "private activity bonds"), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Distributions by the Tax Free Money Market Fund and the Municipal Fund of interest income from private activity bonds may subject certain investors to the federal alternative minimum tax.

       There is, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications above.

       An entire issue of municipal obligations may be purchased by one or a small number of institutional investors such as one of the Funds. Thus, the issue may not be said to be publicly offered. Unlike securities which must be registered under the Securities Act of 1933, as amended (the "1933 Act"), prior to offer and sale unless an exemption from such registration is available, municipal obligations which are not publicly offered may nevertheless be readily marketable. A secondary market exists for municipal obligations which were not publicly offered initially.

       The Adviser determines whether a municipal obligation is readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its value. The Adviser believes that the quality standards applicable to the Tax Free Money Market Fund's investments enhance marketability. In addition, stand-by commitments and demand obligations also enhance marketability.

       For the purpose of a Fund's investment restrictions, the identification of the "issuer" of municipal obligations which are not general obligation bonds is made by the Adviser on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal of and interest on such obligations.

       Yields on municipal obligations depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation and the quality of the issue. High grade municipal obligations tend to have a lower yield than lower rated obligations. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due principal of and interest on its or their municipal obligations may be materially affected.


       The Tax Free Money Market Fund expects that it will not invest more than 25% of its total assets in municipal obligations whose issuers are located in the same state or more than 25% its total assets in municipal obligations the security of which is derived from any one of the following categories: hospitals and health facilities; turnpikes and toll roads; ports and airports; or colleges and universities. The Tax Free Money Market Fund may invest more than 25% of its total assets in municipal obligations of one or more of the following types: public housing authorities; general obligations of states and localities; lease rental obligations of states and local authorities; state and local housing finance authorities; municipal utilities systems; bonds that are secured or backed by the Treasury or other U.S. Government guaranteed securities to the extent such securities are tax-exempt as defined in the Code; or industrial development and pollution control bonds. The Municipal Fund will not invest 25% or more of its total assets in municipal obligations whose issuers are located in the same state. There could be economic, business or political developments, which might affect all municipal obligations of a similar type. However, the Adviser believes that the most important consideration affecting risk is the quality of particular issues of municipal obligations rather than factors affecting all, or broad classes of, municipal obligations.


       The acquisition of municipal securities by the Tax Free Money Market Fund will also be subject to the rules of the SEC applicable to use of the amortized cost method of securities valuation.



       MUNICIPAL LEASES. Funds that may invest in municipal securities may invest in municipal leases and certificates of participation in municipal leases. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. The primary risk associated with municipal lease obligations and certificates of participation is that the governmental lessee will fail to appropriate funds to enable it to meet its payment obligations under the lease. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering, or the failure to fully recover, the Fund's original investment. To the extent that a Fund invests in unrated municipal leases or participates in such leases, the Adviser will monitor on an ongoing basis the credit quality rating and risk of cancellation of such unrated leases. Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purposes of the Municipal Fund's 15% (10% with respect to the Money Market Funds) limitation on investments in illiquid securities.


       PRE-REFUNDED MUNICIPAL SECURITIES. Funds that invest in municipal securities may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded municipal securities are usually purchased at a price which represents a premium over their face value.

STAND-BY COMMITMENTS

       The Tax Free Money Market Fund and Municipal Fund may acquire stand-by commitments. Acquisition of stand-by commitments by a Fund may improve portfolio liquidity by making available same-day settlements on sales of portfolio securities (and thus facilitate the same-day payments of redemption proceeds in federal funds). A Fund may engage in such transactions subject to the limitations in the rules under the 1940 Act. A stand-by commitment is a right acquired by a Fund, when it purchases a municipal obligation from a broker, dealer or other financial institution ("seller"), to sell up to the same principal amount of such securities back to the seller, at that Fund's option, at a specified price. Stand-by commitments are also known as "puts." The exercise by a Fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

       Stand-by commitments acquired by the Funds will generally have the following features: (1) they will be in writing and will be physically held by the Fund's custodian; (2) the Funds' rights to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Adviser's opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) a Fund's acquisition cost (excluding the cost, if any, of the stand-by commitment) of the municipal obligations which are subject to the commitment (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.

       The Trust, on behalf of the Tax Free Money Market Fund and the Municipal Fund, expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Funds will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments. If the Fund pays additional consideration for a stand-by commitment, the yield on the security to which the stand-by commitment relates will, in effect, be lower than if the Fund had not acquired such stand-by commitment.

       It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Boards will determine that stand-by commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. When a Fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.


       The Adviser understands that the Service has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each Fund intends to take the position that it is the owner of any municipal obligations acquired subject to a stand-by commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with this position in any particular case or that stand-by commitments will be available to the Funds, nor have the Funds assumed that such commitments would continue to be available under all market conditions.

       A Fund, subject to its investment policies and restrictions, may also enter into stand-by commitments in which the Fund may bind itself to accept delivery of a municipal obligation with a stated price and fixed yield upon the exercise of an option held by the other party to the agreement at a stated future date. The Fund will receive a commitment fee in consideration of its agreement to "stand-by" to purchase the municipal obligation. This stand-by commitment may be deemed to be the sale by the Fund of a put. The stand-by commitment agreement creates a risk of loss to the investment company and its shareholders well in excess of the commitment fees the Fund would receive as consideration for entering into the agreement.

For example, if interest rates in the marketplace increase after the agreement is made, it is likely that the contract price on the delivery date will exceed the then current market value of the municipal obligation. The broker-dealer can be expected to exercise its option and, in effect, pass the decline in the value of the municipal obligation to the investment company. That decline in value may significantly exceed the fee received by the investment company for entering into the agreement. In accordance with the SEC's General Statement of Policy (IC-10666), and in order to limit risk of loss, if a Fund engages in a stand-by commitment transaction, such Fund will maintain in a segregated account, commencing on the date the Fund enters into the stand-by commitment agreement, liquid assets equal to the value of the purchase price under the stand-by commitment.


RESTRICTED AND ILLIQUID SECURITIES


       Each Fund may purchase securities that are not registered or offered in an exempt non-public offering ("Restricted Securities") under the 1933 Act, including securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act. However, a Fund will not invest more than 15% of its net assets (10% of total assets in the case of the Government Money Market Fund and the Tax Free Money Market Fund) in illiquid investments, which include repurchase agreements maturing in more than seven days, interest rate, currency and mortgage swaps, interest rate caps, floors and collars, certain SMBS, municipal leases, certain over-the-counter options, securities that are not readily marketable and Restricted Securities, unless the Boards determine, based upon a continuing review of the trading markets for the specific Restricted Securities, that such Restricted Securities are liquid. Certain commercial paper issued in reliance on Section 4(2) of the 1933 Act is treated like Rule 144A Securities. The Boards have adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of the Fund's portfolio securities. The Boards, however, retain sufficient oversight and are ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for Restricted Securities sold and offered under Rule 144A or Section 4(2) will develop, the Boards will carefully monitor the Funds' investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these Restricted Securities.


       The purchase price and subsequent valuation of Restricted Securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon they type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

OTHER INVESTMENT COMPANIES


       Each Fund, subject to authorization by its Board, may invest all of its investable assets in the securities of a single open-end investment company (a "Portfolio"). If authorized by the Board, a Fund would seek to achieve its investment objective by investing in a Portfolio, which Portfolio would invest in a portfolio of securities that complies with the Fund's investment objectives, policies and restrictions. The ability of the Funds to convert to the so-called Master-Feeder fund structure does not require shareholder approval. The Boards do not intend to authorize investing in this manner at this time.


       Each Fund may invest up to 10% of its total assets in the securities of other investment companies not affiliated with WPG, but not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company.

For example, the Quantitative Fund may invest in Standard & Poor's Depositary Receipts (commonly referred to as "Spiders"), which are exchange-traded shares of a closed-end investment company that are designed to replicate the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index. The Municipal Fund will only invest in investment companies that are money market funds which invest in municipal obligations. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund.

                             INVESTMENT RESTRICTIONS

       Each Fund has adopted the following investment restrictions, which may not be changed without approval of the holders of a majority of the outstanding voting securities of the applicable Fund. As defined in the 1940 Act and as used in the Prospectus and this Statement of Additional Information, "a majority of the outstanding voting securities" of a Fund, means the lesser of (1) 67% of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund. So long as these fundamental restrictions are in effect, each Fund may not:


FOR THE GOVERNMENT MONEY MARKET FUND, TAX FREE MONEY MARKET FUND, MUNICIPAL FUND AND CORE BOND FUND:


       1. Purchase securities of an issuer if such purchase would result in more than 10% of the voting securities of any one issuer (except U.S. Government securities as defined in the Prospectus), being held by the Fund; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund. This restriction only applies to 75% of Municipal Fund's total assets.

       2. Purchase securities of an issuer if such purchase would result in more than 5% of the Fund's total assets being invested in the securities of any one issuer (except U.S. Government securities and options thereon); provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund. This restriction only applies to 75% of Municipal Bond Fund's total assets.

       3. Purchase or sell real estate (other than securities secured by real estate or interests therein, or issued by entities which invest in real estate or interests therein or, for Municipal Bond Fund, real estate acquired by the Fund as a result of the ownership of securities), but it may lease office space for its own use and invest up to 15% of its assets in publicly held real estate investment trusts.

       4. Borrow amounts in excess of 33% of its total assets (including the amount borrowed) and then only as a temporary measure for extraordinary or emergency purposes. This restriction shall not apply to reverse repurchase agreements entered into in accordance with a Fund's investment policies.


       5. Make loans, except that this restriction shall not prohibit the purchase of or investment in bank certificates of deposit or bankers acceptances, the purchase and holding of all or a portion of an issue of publicly distributed debt securities, the lending of portfolio securities and the entry into repurchase agreements.


       6. Engage in the business of underwriting securities of others, except to the extent that the Fund may be deemed to be an underwriter under the 1933 Act, when it purchases or sells portfolio securities in accordance with its investment objectives and policies; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

       7. Purchase securities, excluding U.S. Government securities, of one or more issuers conducting their principal business activity in the same industry, if immediately after such purchase the value of its investments in such industry would exceed 25% of its total assets (except securities of banks and bank holding companies in the case of the Government Money Market Fund and the Tax Free Money Market Fund and except municipal securities, U.S. Government securities and securities the payment of which is secured by U.S. Government securities in the case of the Municipal Bond Fund); provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund. In addition, in the case of the Municipal Bond Fund, for purposes of this restriction, state and municipal governments and their agencies and instrumentalities are not deemed to be industries.

       8. Issue senior securities, except as permitted under the 1940 Act and except that the Fund may issue shares of beneficial interest in multiple classes or series.

FOR THE QUANTITATIVE FUND:

       1. Purchase or sell real estate, including securities of real estate investment trusts or real estate limited partnerships, but the Fund may lease office space for its own use as its principal office and may invest in securities of companies engaged in the real estate business.

       2. Borrow amounts in excess of 33% of its total assets (including the amount borrowed) and then only as a temporary measure for extraordinary or emergency purposes.

       3. Make loans, except that this restriction shall not prohibit the purchase of or investment in bank certificates of deposits or bankers acceptances, the purchase and holding of all or a portion of an issue of publicly distributed debt securities, the lending of portfolio securities and the entry into repurchase agreements.

       4. Engage in the business of underwriting securities of others, except to the extent that the Fund may be deemed to be an underwriter under the 1933 Act, when it purchases or sells portfolio securities in accordance with its investment objectives and policies; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

       5. Purchase securities, excluding U.S. Government securities, of one or more issuers conducting their principal business activity in the same industry, if immediately after such purchase the value of its investments in such industry would exceed 25% of its total assets except that the Fund may concentrate its assets in securities of issuers in any industry to the extent the S&P 500 Index is so concentrated; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

       6. Invest in commodities or in commodities contracts except that the Fund may purchase and sell financial futures contracts on securities, indices and currencies and options on such futures contracts, and the Fund may purchase securities on a forward commitment or when-issued basis.

       7. Issue senior securities except as permitted under the 1940 Act and except that the Fund may issue shares of beneficial interest in multiple classes or series.

       8. With respect to 75% of its total assets, the Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if:

                (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or

                (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund;

                provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

FOR THE GROWTH AND INCOME FUND:

       1. Purchase securities of an issuer if such purchase would result in more than 10% of the voting securities of any one issuer, other than the United States Government and its instrumentalities, being held by the Fund; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

       2. Purchase securities of an issuer if such purchase would result in more than 5% of the Fund's total assets being invested in the securities of any one issuer other than the United States Government and its agencies and instrumentalities; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

       3. Purchase, sell or invest in commodities or commodity contracts or real estate or interests in real estate, except futures contracts on securities and securities indices and options on such futures, forward foreign currency exchange contracts and except that the Fund may purchase, sell or invest in marketable securities of companies holding real estate or interests in real estate, including real estate investment trusts.

       4. Purchase securities of one or more issuers conducting their principal business activity in the same industry, if immediately after such purchase the value of its investments in such industry would exceed 25% of its total assets, provided that this restriction shall not apply to securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

       5. Lend its funds to other persons, except through the purchase of all or a portion of an issue of debt securities publicly distributed or other securities or debt obligations in accordance with its objective or through entering into repurchase agreements; provided that each such repurchase agreement has a duration of no more than seven days and that the value of all of the Fund's outstanding repurchase agreements, together with the value of all illiquid investments of the Fund, does not exceed 15% of the Fund's total assets at any time.

       6. Lend its portfolio securities unless the borrower is a broker, dealer or financial institution; provided that the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the Rules and Regulations or interpretations of the SEC thereunder.


       7. Borrow money, except from banks as a temporary measure to facilitate the meeting of redemption requests which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes, provided that the aggregate amount of such borrowings may not exceed 33% of the value of the Fund's total assets (including amounts borrowed) at the time of borrowing, or mortgage, pledge or hypothecate its assets, except in an amount sufficient to secure any such borrowing.


       8. Issue senior securities, except as permitted under the 1940 Act and except that the Fund may issue shares of beneficial interest in multiple classes or series.

       9. Engage in the business of underwriting the securities of other issuers (except as the Fund may be deemed an underwriter under the 1933 Act in connection with the purchase and sale of portfolio securities in accordance with its investment objective and policies); provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

FOR THE TUDOR FUND:

       1. Purchase securities of one or more issuers conducting their principal business activity in the same industry, if immediately after such purchase the value of its investments in such industry would exceed 25% of its total assets provided that this restriction shall not apply to securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund. In this connection, the Fund may invest in "Special Situations." The term "Special Situation" shall be deemed to refer to a security of a company in which an unusual and possibly nonrepetitive development is taking place which, in the opinion of the investment adviser of the Fund, may cause the security to attain a higher market value independently, to a degree, of the trend in the securities market in general. The particular development (actual or prospective) which may qualify a security as a "Special Situation" may be one of many different types. Such developments may include, among others, a technological improvement or important discovery or acquisition which, if the expectation for it materialized, would effect a substantial change in the company's business; a reorganization; a recapitalization or other development involving a security exchange or conversion; a merger, liquidation or distribution of cash, securities or other assets; a breakup or workout of a holding company; litigation which, if resolved favorably, would improve the value of the company's stock; a new or changed management; or material changes in management policies. A "Special Situation" may often involve a comparatively small company which is not well known and which has not been closely watched by investors generally, but it may also involve a large company. The fact, if it exists, that an increase in the company's earnings, dividends or business is expected, or that a given security is considered to be undervalued, would not in itself be sufficient to qualify as a "Special Situation." The Fund may invest in securities (even if not "Special Situations") which, in the opinion of the investment adviser of the Fund, are appropriate investments for the Fund, including securities which the investment adviser of the Fund believes are undervalued by the market. The Fund shall not be required to invest any minimum percentage of its aggregate portfolio in "Special Situations," nor shall it be required to invest any minimum percentage of its aggregate portfolio in securities other than "Special Situations."

       2. With respect to 75% of its total assets, the Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if:

                (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or

                (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund;

                provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

       3. Lease, acquire, purchase, sell or hold real estate, but it may lease office space for its own use and invest in marketable securities of companies holding real estate or interests in real estate, including real estate investment trusts.

       4. Purchase or sell commodities or commodities contracts, except futures contracts, including but not limited to contracts for the future delivery of securities and contracts based on securities indices and options on such futures contracts, and forward foreign currency exchange contracts.

       5. Lend money, except that it may (i) invest in all or a portion of an issue of bonds, debentures and other obligations distributed publicly or of a type commonly purchased by financial institutions (e.g., certificates of deposit, bankers' acceptances or other short-term debt obligations) or other debt obligations in accordance with its objectives or (ii) enter into repurchase agreements; provided that the Fund will not enter into repurchase agreements of more than one week's duration if more than 15% of its net assets would be invested therein together with other illiquid or not readily marketable securities.

       6. Lend its portfolio securities unless the borrower is a broker, dealer, bank or other qualified financial institution; provided that the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the Rules and Regulations or interpretations of the SEC thereunder.

       7. Engage in the business of underwriting the securities of others, except to the extent that the Fund may be deemed to be an underwriter under the 1933 Act when it purchases or sells portfolio securities; provided, however, thatthe Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

       8. Borrow money except as a temporary measure to facilitate the meeting of redemption requests or for extraordinary or emergency purposes, provided that the aggregate amount of such borrowings may not exceed 33% of the value of the Fund's total assets (including the amount borrowed), at the time of such borrowing.

       9. Issue senior securities except as permitted under the 1940 Act and except that the Fund may issue shares of beneficial interest in multiple classes or series.

FOR THE GROWTH FUND:

       1. Purchase securities of one or more issuers conducting their principal business activity in the same industry, if immediately after such purchase the value of the Fund's investments in such industry would exceed 25% of the value of its total assets provided that this restriction shall not apply to securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies and instrumentalities and provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund. In this connection, the Fund may invest in "Special Situations." The term "Special Situation" shall be deemed to refer to a security of a company in which an unusual and possibly nonrepetitive development is taking place which, in the opinion of the investment adviser of the Fund, may cause the security to attain a higher market value independently, to a degree, of the trend in the securities market in general. The particular development (actual or prospective) which may qualify a security as a Special Situation may be one of many different types. Such developments may include, among others, a technological improvement or important discovery or acquisition which, if the expectation for it materialized, would effect a substantial change in the company's business; a reorganization; a recapitalization or other development involving a security exchange or conversion; a merger, liquidation or distribution of cash, securities or other assets; a breakup or workout of a holding company; litigation which, if resolved favorably, would improve the value of the company's stock; a new or changed management; or material changes in management policies. A Special Situation may often involve a comparatively small company which is not well known and which has not been closely watched by investors generally, but it may also involve a large company. An expectation of an increase in the company's earnings, dividends or business or a judgment that a given security is undervalued, would not be sufficient in itself to qualify as a Special Situation. The Fund may invest in securities (even if they are not Special Situations) which, in the opinion of the investment adviser of the Fund, are appropriate investments for the Fund, including securities which the investment adviser of the Fund believes are undervalued by the market.

       2. With respect to 75% of its total assets, the Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if:

                (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or

                (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund;

                provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

       3. Lease, acquire, purchase, sell or hold real estate other than securities secured by real estate or interests therein or issued by entities which invest in real estate or interests therein, but it may lease office space for its own use.

       4. Purchase or sell commodities or commodities contracts, except futures contracts, including but not limited to contracts for the future delivery of securities and contracts based on securities indices.

       5. Lend money, except that it may (i) invest in all or a portion of an issue of bonds, debentures and other obligations distributed publicly or of a type commonly purchased by financial institutions (e.g., certificates of deposit, bankers' acceptances, or other short-term debt obligations) or (ii) enter into repurchase agreements; provided that each such repurchase agreement is with a broker-dealer, bank or other financial institution and that the Fund will not enter into repurchase agreements of more than one week's duration if more than 15% of its net assets would be invested therein together with other illiquid or not readily marketable securities.

       6. Lend its portfolio securities unless the borrower is a broker-dealer, bank or other qualified financial institution; provided that the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder.

       7. Engage in the business of underwriting securities of others, except to the extent that the Fund may be deemed to be an underwriter under the 1933 Act when it purchases or sells portfolio securities; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

       8. Borrow money except as a temporary measure to facilitate the meeting of redemption requests or for extraordinary or emergency purposes, provided that the amount borrowed may not exceed 33% of the Fund's total assets at the time of such borrowing; provided, however, that this restriction shall not prohibit the Fund from entering into repurchase agreements or option or futures contracts.

       9. Issue senior securities except as permitted under the 1940 Act and except that the Fund may issue shares of beneficial interest in multiple classes or shares.

FOR THE INTERNATIONAL FUND:

       1. With respect to 75% of its total assets, invest more than 5% of its total assets in securities of any one issuer, excluding securities issued or guaranteed by the United States Government or by its agencies and instrumentalities except that the Fund may invest up to 10% of its total assets in repurchase agreements with any member bank of the Federal Reserve System or member of the NASD which is a primary dealer in U.S. Government securities; or purchase more than 10% of the voting securities of any class of any issuer; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

       2. Make an investment that would result in more than 25% of its total assets being invested in securities of issuers in the same industry, except U.S. Government securities; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

       3. Purchase or sell commodities or commodities contracts, except that the Fund may enter into or purchase futures contracts, including but not limited to contracts for the future delivery of securities, contracts based on securities indices, forward foreign currency contracts, foreign currency futures and options, and options on securities.

       4. Lend money, except that it may (i) invest in all or a portion of an issue of bonds, debentures and other obligations distributed publicly or of a type commonly purchased by financial institutions (e.g., certificates of deposit, bankers' acceptances or other short-term debt obligations) or other debt obligations in accordance with its objectives or (ii) enter into repurchase agreements; provided that the Fund will not enter into repurchase agreements of more than one week's duration if more than 15% of its net assets would be invested therein together with other illiquid or not readily marketable securities.

       5. Lend its portfolio securities unless the borrower is a broker, dealer or financial institution; provided that the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the Rules and Regulations or interpretations of the SEC thereunder.

       6. Engage in the business of underwriting the securities of other issuers (except as the Fund may be deemed an underwriter under the 1933 Act in connection with the purchase and sale of portfolio securities in accordance with its investment objective and policies); provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

       7. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

       8. Invest its assets in securities of other open-end investment companies but the Fund may invest in closed-end investment companies to the extent permitted by the 1940 Act or rules, regulations or orders issued thereunder; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.


       9. Participate on a joint or joint and several basis in any securities trading account; provided, however, that combining or "bunching" of orders of other accounts under the investment management of the Adviser or Hill Samuel Asset Management shall not be considered participation in a joint securities trading account.


       10. Invest in or retain the securities of any issuer, if, to the knowledge of the Fund, those officers and trustees of the Fund who individually own in excess of 1/2 of 1% of the issuer's securities own more than 5% of such securities in the aggregate.

       11. Issue senior securities, except as permitted under the 1940 Act and except that the Fund may issue shares of beneficial interest in multiple classes or series.

       12. Purchase securities on margin except as short-term credits may be necessary for the clearance of transactions; provided, however, that this restriction shall not prohibit the Fund from entering into repurchase agreements or option contracts, nor from entering into transactions pursuant to investment restriction 14 below.


       13. Make short sales of securities except short sales against the box; provided, however, that this restriction shall not prohibit the Fund from writing or entering into option contracts.


       14. Borrow money, except as a temporary or emergency measure, and then only from banks and trust companies in an aggregate amount not exceeding 10% of the value of its total assets taken at cost. The Fund may pledge, mortgage, or hypothecate no more than 15% of its total assets in connection with such borrowings.

       15. Lease, acquire, purchase, sell or hold real estate (including limited partnership interests which are not readily marketable), but it may lease office space for its own use and invest in (1) readily marketable interests of real estate investment trusts or readily marketable securities of issuers whose business involves the purchase and sale of real estate; and (2) securities secured by real estate or interests therein.

       Each Fund may, notwithstanding any other fundamental or non-fundamental investment restriction or policy, invest all of its assets in the securities of a single open-end investment company with substantially the same investment objectives, restrictions and policies as that Fund.

       For purposes of the above fundamental investment restrictions regarding industry concentration, the Adviser generally classifies issuers by industry in accordance with classifications set forth in the Standard & Poor's Stock Guide.

In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Adviser may classify an issuer according to its own sources.

       In addition to the fundamental policies mentioned above, the Board has adopted the following non-fundamental policies which may be changed or amended by action of the Board without approval of shareholders. So long as these non-fundamental restrictions are in effect, the Fund may not:

                (a) Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

                (b) Purchase securities of any other investment company except as permitted by the 1940 Act.

                (c) Purchase securities on margin, except any short-term credits which may be necessary for the clearance of transactions and the initial or maintenance margin in connection with options and futures contracts and related options.

                (d) Invest more than 15% of its net assets in securities which are illiquid (10% of total assets for Government Money Market Fund and Tax Free Market Fund).

                (e) Purchase additional securities if the Fund's borrowings exceed 5% of its net assets.

       All percentage limitations apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be treated as a violation. Under the 1940 Act, each Fund will be required to maintain continuous asset coverage of at least 300% for borrowings from a bank. In the event that such asset coverage is below 300%, the applicable Fund will be required to reduce the amount of its borrowings to obtain 300% asset coverage, within three days (not including Sundays and holidays) or such longer period as the rules and regulations of the SEC prescribe.


                ADVISORY, SUBADVISORY AND ADMINISTRATIVE SERVICES

INVESTMENT ADVISER

       Weiss, Peck & Greer, L.L.C. (the "Adviser" or "WPG"), One New York Plaza, New York, New York 10004, serves as investment adviser and administrator to each Fund. See "Management of the Funds -- Investment Adviser and Administrator" and "Portfolio Brokerage" in the Prospectus for a description of the duties of WPG as investment adviser and administrator to the Funds.

       On April 3, 1995, Weiss, Peck & Greer, the Funds' prior investment adviser and administrator, was converted from a New York limited partnership to a limited liability company organized under Delaware law. The conversion did not result in any changes in the existing ownership, structure or business of the firm. The conversion did not involve an increase in the advisory fee paid by any Fund and did not result in a change in the employees, services and resources utilized in managing the Funds' investments.

       The Funds' investment advisory agreements (the "Advisory Agreements") were initially approved by the Board, including a majority of the Trustees of the Funds who are not parties to such agreements or "interested persons" (as such term is defined in the 1940 Act) of any party thereto (the "non-Interested Trustees"), on January 20, 1993 and became effective May 1, 1993. On April 22, 1998, the Boards approved the continuation of the Advisory Agreements until April 30, 1999.

       Pursuant to the Advisory Agreements, the Adviser supervises and assists in the management of the assets of each Fund and furnishes each Fund with research, statistical and advisory services. In managing the assets of the Funds, the Adviser furnishes continuously an investment program for each Fund consistent with the investment objectives and policies of that Fund. More specifically, the Adviser determines from time to time what securities shall be purchased for the Fund, what securities shall be held or sold by the Fund and what portion of the Fund's assets shall be held uninvested as cash, subject always to the provisions of the applicable Fund's Declaration of Trust, By-Laws and registration statement and to its investment objectives, policies and restrictions, as each of the same shall be from time to time in effect, and subject, further, to such policies and instructions as the applicable Fund's Board may from time to time establish. To carry out such determinations, the Adviser places orders for the investment and reinvestment of each Fund's assets. (See "Portfolio Brokerage.")


       For its investment advisory services under the Advisory Agreements, the Adviser receives an annual fee, payable monthly, which varies in accordance with the average daily net assets of the Funds under the management of the Adviser. The advisory fee is accrued daily and will be prorated if the Adviser shall not have acted as a Fund's investment adviser during any entire monthly period.


       The annual fee rates under the Advisory Agreements and the advisory fees paid to the Adviser or its predecessor in interest, as the case may be, for the fiscal years ended December 31, 1995 , 1996 and 1997 are as follows:


                                               ADVISORY FEES PAID
                                                 DECEMBER 31,



                                 ANNUAL

FUND                            FEE RATE                        1995          1996             1997
----                            --------                 -----------          ----             ----


GOVERNMENT MONEY        0.50% of net assets up to         $754,581          $684,845          $780,088
MARKET FUND AND           $500 million
TAX FREE MONEY          0.45% of net assets                620,407         637,124           650,081
MARKET FUND               $500,000 million to $1
                          billion
                        0.40% of net assets $1
                          billion to $1.5 billion
                          0.35% of net assets in
                          excess $1.5 billion
MUNICIPAL FUND          0.00% of average daily               -0-                -0-          39,8631
                          net assets while net
                          assets are less than
                          $17 million
                        0.50% of average


                                      -33-



                          daily net assets
                          while net assets are
                          $17 million or more
CORE BOND FUND          0.60% of net assets              1,117,390         864,402          702,166
                          up to $300 million
                          0.55% of net assets $30
                         million to $500
                          million
                        0.50% of net assets in
                          excess of $500 million
GROWTH AND INCOME       0.75% of net assets                490,867         551,520           759,489
 FUND
TUDOR FUND              0.90% of net assets up           1,361,493       1,634,978       166,458,723
                          to $300 million
                          0.80% of net assets $300
                          million to $500
                          million
                        0.75% of net assets in
                          excess of $500 million
INTERNATIONAL FUND(2)   0.50% of net assets                 73,504          66,670            61,731
                          while net assets are
                          less than $15 million
                          0.85% of net assets
                          while net assets are
                          between $15 million
                          and $20 million
                        1.00% of net assets
                          while net assets are
                          $20 million or more
GROWTH FUND             0.75% of net assets                494,164         471,606           474,629
QUANTITATIVE FUND       0.75% of net assets                765,319       1,097,250           783,469



------------------
(1) During the fiscal year ended December 31, 1997, WPG agreed not to impose a portion of its advisory fees and to assume certain other expenses. Had WPG not so agreed, Municipal Fund would have paid advisory fees of $96,169.

(2) See "Subadviser to the International Fund" below for a discussion of the subadvisory fees paid by the Adviser to the International Fund's subadviser.






       Each Advisory Agreement provides that the Adviser will not be liable for any loss sustained by a Fund by reason of the adoption or implementation of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research of the Adviser, or upon investigation and research made by any other individual, firm or corporation if such recommendation shall have been made and such other individual, firm or corporation shall have been selected with due care and in good faith, except for a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance by the Adviser of its duties or by reason of the Adviser's reckless disregard of its obligations and duties thereunder.

       Each Advisory Agreement may be modified or amended only with the approval of the holders of a majority of outstanding voting securities of the applicable Fund and by a vote of the majority of the non-Interested Trustees of the Fund. Each Advisory Agreement's continuance must be approved annually by a majority vote of the Board or by a vote of the holders of a majority of the outstanding voting securities of the applicable Fund, but in either event it also must be approved by a vote of a majority of the non-Interested Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement may be terminated without penalty, by either party, upon 60 days' written notice and automatically will terminate in the event of its assignment.


       Officers and Trustees of the Funds who are also Managing Directors and employees of WPG may receive indirect compensation by reason of investment advisory fees paid by the Funds to WPG, in its capacity as the Adviser and Administrator.

       WPG has capital in excess of $71 million. WPG consists of 38 Managing Directors, one of whom is a member of the NYSE, and certain Directors. WPG has approximately 250 full-time employees in addition to its Directors. WPG and its affiliates act as investment adviser or manager for approximately $13 billion of institutional and private investment accounts, excluding the Weiss, Peck & Greer Mutual Funds described in this Statement of Additional Information, RWB/WPG U.S. Large Stock Fund and Tomorrow Funds Retirement Trust, for which WPG serves as the investment adviser.

      Roger J. Weiss is a Senior Managing Director of WPG and Chairman of the Board and Trustee of each of the Funds and President of the International Fund. Stephen H. Weiss, brother of Roger J. Weiss, is also a Senior Managing Director of WPG. Francis H. Powers is a Managing Director of WPG, and Executive Vice President and Treasurer of each of the Funds. Jay C. Nadel, is a Managing Director of WPG and an Executive Vice President and Secretary of each of the Funds. Mr. R. Scott Richter is a Managing Director of WPG and Vice President of Tax Free Money Market Fund and Municipal Fund. Ms. Janet A. Fiorenza is a Managing Director of WPG and a Vice President of Tax Free Money Market Fund. A. Roy Knutsen is a Managing Director of WPG and President of the Growth and Income Fund. Adam Starr is a Managing Director of WPG and President and Trustee of Tudor Fund and Growth Fund. The Managing Directors of WPG who serve on WPG's executive committee are Stephen H. Weiss (Chairman), Roger J. Weiss, Philip Greer, Ronald M. Hoffner, Wesley W. Lang, Jr., Mitchell E. Cantor and Gil Cogan.


       The persons responsible for the day-to-day management of each Fund's portfolio are listed in the Prospectus. Messrs. Stephen H. Weiss and Roger J. Weiss may also participate in each Fund's investment decisions and all of the principals in WPG consult on a regular basis among themselves about general market conditions, as well as specific securities and industries.

       In the management of the Funds and their other accounts, WPG and its affiliates allocate investment opportunities to all accounts for which they are appropriate subject to the availability of cash in any particular account and the final decision of the individual or individuals in charge of such accounts. Where market supply is inadequate for a distribution to all such accounts, securities are allocated on a pro rata basis. In some cases this procedure may have an adverse effect on the price or volume of the security as far as the Funds are concerned. However, it is the judgment of the Board that the desirability of continuing the Funds' advisory arrangements with the Adviser outweighs any disadvantages that may result from contemporaneous transactions. See "Portfolio Brokerage."

SUBADVISER TO THE INTERNATIONAL FUND


       Hill Samuel Asset Management Limited ("Hill Samuel" or the "Subadviser") of London, England, serves as subadviser to the International Fund pursuant to a Subadvisory Agreement by and among the Fund, the Adviser and Hill Samuel. An affiliate of Hill Samuel, Hill Samuel Investment Management Limited ("HSIM"), previously served as the International Fund's subadviser. HSIM merged with Hill Samuel in a transaction that did not, as represented by Hill Samuel, result in an "assignment" of the Subadvisory Agreement (as such term is defined in the 1940 Act and the rules thereunder). Prior to April 4, 1996, Lloyds Investment Management International Limited ("LIMI"), an affiliate of Hill Samuel, served as the International Fund's subadviser. LIMI merged with Hill Samuel on April 4, 1996 in a transaction that did not, in the opinion of counsel to Hill Samuel and LIMI, result in an "assignment" of the Subadvisory Agreement (as such term is defined in the 1940 Act and the rules thereunder). The Subadvisory Agreement was most recently approved by the Board of International Fund on April 22, 1998, was approved by the shareholders of the International Fund on April 21, 1993 and became effective May 1, 1993. Hill Samuel is a United Kingdom corporation regulated by IMRO in the United Kingdom and registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. Hill Samuel is an indirect wholly owned subsidiary of Lloyds TSB plc of London ("Lloyds TSB"), a major U.K. banking institution whose predecessor was established in 1677 and whose shares are listed on the International Stock Exchange in London. Hill Samuel services clients throughout the world ranging from governments, financial institutions and international companies to small growing concerns, charities, pension funds, mutual funds, closed-end trusts and private individuals. Hill Samuel maintains global investment management capabilities covering equity, fixed income, money market and other investment assets and instruments. Hill Samuel conducts investment research directly and through associated and joint venture companies and utilizes a variety of other external sources, including brokers and dealers who may execute transactions for the Fund and other clients. London-based specialist investment managers and analysts visit international markets and remain in continuous contact with affiliated advisory organizations of Hill Samuel.

       Under the Subadvisory Agreement, Hill Samuel provides the International Fund and the Adviser with investment research, advice and supervision and with an investment program for that portion of the International Fund's portfolio invested in foreign securities consistent with the International Fund's objective and policies. Pursuant to the Subadvisory Agreement, the Adviser pays to Hill Samuel a quarterly advisory fee equal on an annual basis to 0.40% of the advisory fee actually received by the Adviser from the International Fund. The International Fund has no responsibility to pay Hill Samuel's fees and pays only the Adviser's fee. Hill Samuel's predecessor in interest agreed not to impose all or a portion of its fee (payable by the International Fund's investment adviser) from time to time since the International
Fund's inception. For the years ended December 31, 1995, 1996 and 1997, WPG paid Hill Samuel or its predecessors in interest, as the case may be, $29,402 , $26,668 and $24,753, respectively, in subadvisory fees.


       The Agreement provides that the Subadviser will not be liable for any loss sustained by the International Fund by reason of the adoption or implementation of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon investigation and research made by any other individual, firm or corporation if such recommendation shall have been made and such other individual firm or corporation shall have been selected with due care and in good faith, except for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance by the Subadviser of its duties or by reason of the Subadviser's reckless disregard of its obligations and duties thereunder.

       The Adviser may from time to time recommend to the Board the engagement of a new subadviser. Any agreement with a new subadviser will be subject to the approval of a majority vote of shareholders of the International Fund.

       The subadvisory fee is accrued daily and will be prorated if Hill Samuel shall not have acted as the International Fund's subadviser during any entire monthly period. The Subadvisory Agreement may be modified or amended only with the approval of the holders of a majority of the outstanding voting securities of the International Fund and by a vote of the majority of the non-Interested Trustees of the International Fund. The Subadvisory Agreement's continuance must be approved annually by a majority of the Board of the International Fund or by a vote of the holders of a majority of the outstanding voting securities of the International Fund, but in either event it also must be approved by a vote of the majority of the non-Interested Trustees of the International Fund, cast in person at a meeting called for the purpose of voting on such approval. The Subadvisory Agreement may be terminated without penalty by any party upon 60 days' written notice and will terminate automatically in the event of its assignment.

       In the management of the International Fund and their other accounts, WPG and the Subadviser and their subsidiaries allocate investment opportunities to all accounts for which they are appropriate subject to the availability of cash in any particular account and the final decision of the individual or individuals in charge of such accounts. Where market supply is inadequate for a distribution to all such accounts, securities are allocated on a pro rata basis. In some cases this procedure may have an adverse effect on the price or volume of the security as far as the International Fund is concerned. However, it is the judgment of the Board that the desirability of continuing the International Fund's advisory arrangements with the Adviser and the Subadviser outweighs any disadvantages that may result from contemporaneous transactions. See "Portfolio Brokerage."

ADMINISTRATOR

       WPG, in its capacity of administrator to the Funds, performs administrative, transfer agency related and shareholder relations services and certain clerical and accounting services for each Fund under separate administration agreements (the "Administration Agreements"). More specifically, these obligations pursuant to the Administration Agreements include, subject to the general supervision of the Boards, (a) providing supervision of all aspects of the Funds' non-investment operations (the parties giving due recognition to the fact that certain of such operations are performed by others pursuant to agreements with the Funds), (b) providing the Funds, to the extent not provided pursuant to their custodian and transfer agency agreements or agreements with other institutions, with personnel to perform such executive, administrative, accounting and clerical services as are reasonably necessary to provide effective administration of the Funds, (c) arranging, to the extent not provided pursuant to such agreements, for the preparation, at the Funds' expense, of its tax returns, reports to shareholders, periodic updating of the prospectuses and reports filed with the SEC and other regulatory authorities, (d) providing the Funds, to the extent not provided pursuant to such agreements, with adequate office space and certain related office equipment and services, (e) maintaining all of the Funds' records other than those maintained pursuant to such agreements or the Advisory Agreements, and (f) providing to the Funds transfer agency-related and shareholder relations services and facilities and the services of one or more of its employees or officers, or employees or officers of its affiliates, relating to such functions (including salaries and benefits, office space and supplies, equipment and teaching).

       For its services under the Administration Agreements, WPG is entitled to receive a fee, computed daily and payable monthly, at an annual rate based on each Fund's average daily net assets and the annual fee rates are as follows:



                                                                      ADMINISTRATION FEES PAID
                                                                    FOR THE YEAR ENDED DECEMBER 31,

                         PRESENT ANNUAL
FUND                     ANNUAL RATE       (1)                   1995         1996              1997
----                     ---------------------                   ----         ----              ----

Government Money          0.04%                                  $90,549     $82,182         $71,476
Market Fund
Tax Free Money            0.05%                                   34,224      38,227          47,012
 Market Fund
Municipal Fund            0.00% while net                          -0-         -0-             -0-
                            assets are less
                            than $50 million
                          0.12% while net
                            assets are $50
                            million or
                            more

Core Bond Fund            0.05%                                  55,869       43,212         50,727
Growth and Income
Fund                      0.06%                                  75,890      466,182         69,393
Tudor Fund                0.05%                                 105,894      127,165         99,436
International Fund        0.00% while net                          -0-            -0-          -0-
                            assets are less than
                            $25 million
                          0.06% while net
                            assets are $25 million
                            or more
Growth Fund               0.15%                                 13,177        12,576         38,528
Quantitative Fund         0.06%                                 20,409        29,280         42,169


------------------
           (1) The Trustees review the rate at which the administration fees are paid at least annually and may change the rate of compensation without shareholder approval. The administration fees were paid at different rates than those set forth above at various times during the periods shown.


       Each Administration Agreement provides that WPG will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the Agreements relate, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of WPG in the performance of its duties or from the reckless disregard by WPG of its obligations and duties thereunder. Each Administration Agreement's continuance must be approved annually by a majority vote of the Board and may be terminated without penalty, by either party, upon 60 days' written notice.

EXPENSES

       With respect to each Fund, the Fund pays: (i) fees and expenses of any investment adviser or administrator of the Fund; (ii) organization expenses of the Fund; (iii) fees and expenses incurred by the Fund in connection with membership in investment company organizations; (iv) brokers' commissions;
(v) payment for portfolio pricing services to a pricing agent, if any; (vi) legal, accounting or auditing expenses (including an allocable portion of the cost of WPG's employees rendering legal services to the Fund); (vii) interest, insurance premiums, taxes or governmental fees; (viii) the fees and expenses of the transfer agent of the Fund; (ix) the cost of preparing stock certificates or any other expenses, including, without limitation, clerical expenses of issue, redemption or repurchase of shares of the Fund; (x) the expenses of and fees for registering or qualifying shares of the Fund for sale and of maintaining the registration of the Fund and registering the Fund as a broker or a dealer; (xi) the fees and expenses of Trustees of the Fund who are not affiliated with the Adviser; (xii) the cost of preparing and distributing reports and notices to shareholders, the SEC and other regulatory authorities; (xiii) the fees or disbursements of custodians of the Fund's assets, including expenses incurred in the performance of any obligations enumerated by the Declaration of Trust or By-Laws of the Fund insofar as they govern agreements with any such custodian; (xiv) costs in connection with annual or special meetings of shareholders, including proxy material preparation, printing and mailing; and (xv) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business.


       During the fiscal years ended December 31, 1996 and 1997, the Adviser voluntarily reimbursed the Municipal Fund in the amount of $21,096 and $4,292, respectively, and voluntarily did not impose its management fee in the amount of $56,306 during the fiscal year ended December 31, 1997. See the Prospectus regarding current fee waivers and expense limitations.

       Each Fund may also enter into arrangements with third parties that provide omnibus accounting and transfer agency-related services (including recordkeeping and nondistribution-related shareholder servicing) for the benefit of Fund shareholders who are the beneficial owners of Fund shares held in nominee form with the third parties. A Fund may compensate such third parties for the provision of subaccounting and transfer agency-related services based on a percentage of the Fund's assets for which such entities perform such services. To the extent that a Fund compensates a third party for the provision of these services, it will not incur duplicative fees with its transfer agent. As of the date of this Statement of Additional Information, the Funds have entered into arrangements with the following third parties omnibus account service providers:
Hewitt (Core Bond Fund), Mercer (Core Bond Fund), Jack White (Growth and Income Fund, Tudor Fund, Core Bond Fund, Growth Fund, International Fund, Quantitative Fund and Municipal Fund), Corroon (each Fund), Schwab (Quantitative Fund and Municipal Fund) and Fidelity (Growth and Income Fund, Tudor Fund, Core Bond Fund, Growth Fund, Quantitative Fund and Municipal Fund).


       The Funds' Advisory and Administration Agreements each provide that WPG, in its capacities as investment adviser and administrator, may render similar services to others so long as the services provided thereunder are not impaired thereby.

       In an attempt to avoid any potential conflict with portfolio transactions for a Fund, the Adviser and the Funds have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. These restrictions include: pre-clearance of all personal securities transactions and a prohibition of purchasing initial public offerings of securities. These restrictions are a continuation of the basic principle that the interests of the Funds and their shareholders come before those of the Adviser and its principals and employees.

ADMINISTRATION AND SERVICE PLANS


      Under the administration and service plans of the Core Bond Fund and the International Fund (each, a "Plan" and together, the "Plans"), these Funds may enter into contracts ("Servicing Agreements") with banks (other than the Custodian), trust companies, broker-dealers (other than WPG) or other financial organizations ("Service Organizations") to provide certain administrative and shareholder services ("Services") on behalf of the Funds.



       A Service Organization will receive a fee payable by the applicable Fund in respect of shares held by or through such Service Organization for its customers for Services performed pursuant to the Plan and the applicable Servicing Agreement. The schedule of fees and the basis upon which such fees will be paid will be determined by the Trustees of the applicable Fund; provided, however, that the aggregate annual fees to be paid to all Service Organizations and a Fund's expenses under the Plans will not exceed 0.05% of the Fund's average daily net assets per year. Neither the Custodian nor WPG will be a Service Organization or receive fees for Services. During the year ended December 31, 1997, the Core Bond Fund paid or incurred fees to Service Organizations of $378 pursuant to its Plan, all of which was paid to dealers. During the year ended December 31, 1997, no fees were paid by the International Fund pursuant to its Plan.

       Rule 12b-1 (the "Rule") under the 1940 Act regulates the circumstances under which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Rule defines such distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of fund shares." The Rule provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. Because some or all of the fees to be paid to certain Service Organizations, in some cases, could be deemed to be payment of distribution expenses, and because the Core Bond Fund and the International Fund bear the expense of preparing, printing and distributing the Prospectus and Statement of Additional Information, the Boards have adopted the Plans and will enter into Service Agreements pursuant thereto. In adopting the Plans, the Boards concluded that there is a reasonable likelihood that the Plans will benefit the Core Bond Fund and the International Fund and their respective shareholders by the provision of the services described above. Specifically, the Boards determined that the Plans would increase the assets of the Funds which may reduce each Fund's expense ratio, reduce securities transaction costs, reduce the advisory fee rates, prevent untimely disposition of portfolio securities to meet redemption requests and increase the diversification of the Fund's investments. The Boards last approved the Plans and Servicing Agreements on April 22, 1998.

       The Plans permit, among other things, the payments to Service Organizations and the reimbursement by the Funds, as well as the payment by the Funds, of the costs of preparing, printing and distributing prospectuses and statements of additional information for prospective and existing shareholders and of implementing and operating the Plans as described above. A report of the amounts so expended, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review at least quarterly. In addition, the Plans provide that they may not be amended to increase materially the costs which a Fund may bear for distribution pursuant to its Plan without shareholder approval and that the other material amendments of the Plan must be approved by the Trustees, and by the non-Interested Trustees who do not have any direct or indirect financial interest in the operation of the Plan or in the related Service Agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the non-Interested Trustees of the Core Bond Fund and the International Fund has been committed to the discretion of the non-Interested Trustees of the Core Bond Fund and the International Fund. Each Plan is subject to annual approval, by the applicable Board and by the non-Interested Trustees who do not have any direct or indirect financial interest in the operation of the Plan or in any of such Service Agreements, by vote cast in person at a meeting called for the purpose of voting on the Plan.


      Each Plan is terminable at any time by a vote of a majority of the non-Interested Trustees who have no direct or indirect financial interest in the operation of the Plan or in any of the related Service Agreements or by vote of the holders of a majority of the outstanding voting securities of the applicable Fund. Any Service Agreement will be terminable without penalty, at any time, by vote of a majority of the non-Interested Trustees who have no direct or indirect financial interest in the operation of the applicable Plan or in any of the related Service Agreements, or upon not more than 60 days' written notice to the Service Organization by vote of the holders of a majority of the outstanding voting securities of the applicable Fund. Each Service Agreement will terminate automatically in the event of its assignment.


       The Glass-Steagall Act and other applicable statutes and regulations prohibit certain types of banks from engaging in the business of underwriting, selling or distributing securities. While the scope of this prohibition has not been clearly defined by the courts or appropriate regulatory agencies, the Trustees believe that such laws should not preclude a bank from acting as a Service Organization. Accordingly, the Core Bond Fund and the International Fund may engage banks to perform administrative and shareholder servicing functions. Judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Funds and alternative means for continuing the servicing of such shareholders would be sought. In that event, changes in the operation of the Funds might occur and a shareholder serviced by such bank might no longer be able to avail itself of any automatic investment or other services then being provided by the bank. The Trustees do not expect that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions purchasing shares on behalf of their customers may be required to register as dealers pursuant to state law.


                              TRUSTEES AND OFFICERS


       Each Board has responsibility for management of the business of its Fund(s). The executive officers of each Fund are responsible for its day to day operation. Set forth below is certain information concerning the Trustees and officers of the Funds. Unless otherwise noted, each individual serves in the capacity indicated with each Fund. Trustees and executive officers deemed to be "interested persons" of the Funds for purposes of the 1940 Act are indicated by an asterisk. Each of the non-Interested Trustees is a member of each Fund's Audit Committee and Special Nominating Committee.





                                                                    PRINCIPAL OCCUPATIONS DURING PAST
NAME AND ADDRESS/DATE OF BIRTH          TITLE                             FIVE YEARS
------------------------------          -----                             ----------


Roger J. Weiss*                     Chairman of the               Senior Managing  Director, WPG;
One New York Plaza                  Board and Trustee;            Chairman of the Board and Trustee,
New York, NY 10004                  President(1)                  RWB/WPG U.S. Large Stock Fund and
                                                                  Tomorrow Funds Retirement Trust;
4/29/39                                                           Executive Vice President and Director,
                                                                  WPG Advisers, Inc.


Raymond R. Herrmann, Jr.            Trustee                       Chairman of the Board, Sunbelt Beverage
654 Madison Avenue                                                Corporation (distributor of wines and
Suite 1400                                                        liquors); Former Vice Chairman and
New York, NY 10017                                                Director, McKesson Corporation (U.S.
                                                                  distributor of drugs and health care
9/11/20                                                           products, wine and spirits); Life Member,
                                                                  Board of Overseers of Cornell Medical
                                                                  College; Member of Board and Executive
                                                                  Committee, Sky Ranch for Boys; Member,


                                      -41-



NAME AND ADDRESS/DATE OF BIRTH          TITLE                     PRINCIPAL OCCUPATIONS DURING PAST
                                                                         FIVE YEARS
------------------------------          -----                     ---------------------------------

                                                                  Evaluation Advisory Board, Biotechnology
                                                                  Investments, Ltd.; Trustee, RWB/WPG
                                                                  U.S. Large Stock Fund and Tomorrow
                                                                  Funds Retirement Trust

Lawrence J. Israel                      Trustee                   Private Investor; Director and Trustee of
200 Broadway, Suite 249                                           the Touro Infirmary; Member of the
New Orleans, LA 70118                                             Intercollegiate Athletics Committee of the
                                                                  Administrators of the Tulane Educational
12/13/34                                                          Fund; Trustee, RWB/WPG U.S. Large
                                                                  Stock Fund and Tomorrow Funds
                                                                  Retirement Trust

Graham E. Jones                         Trustee                   Financial Manger, Practice Management
330 Garfield Street, Suite 200                                    Systems (Medical Services Company);
Santa Fe, NM  87501                                               Director, the Malaysia Fund; Director, the
                                                                  Thai Fund; Member of the Advisory
1/31/33                                                           Council, The Thailand Fund; Director, the
                                                                  Turkish Investment Fund; Trustee, various
                                                                  investment companies managed by
                                                                  Morgan Grenfell Capital Management, Inc.
                                                                  and Morgan Grenfell Investment Services,
                                                                  Ltd., since 1993; Director, the Pakistan
                                                                  Fund; Trustee, RWB/WPG U.S. Large
                                                                  Stock Fund

Paul Meek                               Trustee                   Financial and Economic Consultant to
5837 Cove Landing Road                                            foreign central banks under the auspices
Burke, VA 22015                                                   of each of the Harvard Institute for
                                                                  International Development, the Inter-
11/12/25                                                          national Monetary Fund and the World
                                                                  Bank; President, PM Consulting (financial
                                                                  and economic consulting); Former
                                                                  Consultant, Fischer, Francis, Trees & Watts
                                                                  ("FFTW") (fixed income investment
                                                                  managers); Trustee, FFTW Funds; Former
                                                                  Vice President and Monetary Adviser,
                                                                  Federal Reserve Bank of New York;
                                                                  Trustee, RWB/WPG U.S. Large Stock
                                                                  Fund

William B. Ross                         Trustee                   Financial Consultant; Former Senior Vice
2733 E. Newton Avenue                                             President, Mortgage Guaranty Insurance
Shorewood, WI  53211                                              Corporation (mortgage credit insurer);
                                                                  Former Senior Vice President, MGIC
8/22/27                                                           Investment Corporation (financial services
                                                                  holding company); Trustee, RWB/WPG
                                                                  U.S. Large Stock Fund




                                      -42-



                                                                  PRINCIPAL OCCUPATIONS DURING PAST
NAME AND ADDRESS/DATE OF BIRTH          TITLE                             FIVE YEARS
------------------------------          -----                             ----------


Robert A. Straniere                     Trustee                   Member, New York State Assembly; Sole
182 Rose Avenue                                                   Proprietor, Straniere Law Firm; Director,
Staten Island, NY 10306                                           various Reich and Tang Funds; Trustee,
                                                                  RWB/WPG U.S. Large Stock Fund
3/28/41


A. Roy Knutsen*                         President(2)              Managing Director, WPG
One New York Plaza
New York, NY10004

6/10/40

Adam Starr*                             President(3,5)            Managing Director, WPG;
One New York Plaza                                                President, WPG Tudor
New York, NY  10004                                               Fund and WPG Growth
                                                                  Fund; Analyst and
4/16/51                                                           Portfolio Manager for the
                                                                  Farber Fund prior thereto

Francis H. Powers*                      Executive Vice            Managing Director, WPG; Vice President
One New York Plaza                      President and             Secretary, Weiss, Peck & Greer Advisers,
New York, NY 10004                      Treasurer                 Inc.; Executive Vice President and
                                                                  Treasurer, RWB/WPG U.S. Large Stock
7/6/40                                                            Fund and Tomorrow Funds Retirement
                                                                  Trust

Jay C. Nadel*                           Executive Vice            Managing Director, WPG; Director, Operating
One New York Plaza                      President and             Departments of WPG; Executive Vice
New York, NY  10004                     Secretary                 President and Secretary, RWB/WPG U.S.
                                                                  Large Stock Fund and Tomorrow Funds
                                                                  Retirement Trust
7/21/58

Daniel Cardell*                         Vice President(6)         Managing Director, WPG;
One New York Plaza                                                Senior Vice President and
New York, NY  10004                                               Director of Equities for the Bank of
                                                                  America prior thereto
7/31/57

Janet A. Fiorenza*                      Vice President(1)         Managing Director, WPG
One New York Plaza
New York, NY 10004

6/9/49


                                     - 43 -




                                                                  PRINCIPAL OCCUPATIONS DURING PAST
NAME AND ADDRESS/DATE OF BIRTH               TITLE                      FIVE YEARS
-----------------------------------          -----         ---------------------------------



S. Blake Miller*                        Vice  President(5)        Director, WPG
One New York Plaza

New York, NY 10004

3/4/65


R. Scott Richter*                       Vice President(1)         Managing Director, WPG;
One New York Plaza                                                Vice President, WPG Tax
New York, NY  10004                                               Free Money Market Fund

12/6/50


Joseph J. Reardon*                      Vice President            Senior Vice President, Mutual Fund
One New York Plaza                                                Operations, WPG; Vice President,
New York, NY 10004                                                Tomorrow Funds Retirement Trust

4/4/60


Joseph Parascondola*                    Assistant Vice            Assistant Manager, Mutual Fund
One New York Plaza                      President                 Operations, WPG since 1995; Assistant
New York, NY 10004                                                Vice President, Tomorrow Funds
                                                                  Retirement Trust; Manager, Mutual Fund
6/6/63                                                            Accounting, Concord Financial Group
                                                                  prior thereto


Therese Hogan                           Assistant                 Manager, State Regulation, First Data
First Data Investor                     Secretary                 Investor Services Group, Inc. since June
Services Group                                                    1994; Senior Legal Assistant,
53 State Street                                                   Palmer & Dodge prior thereto
Boston, MA  02109

2/27/62


------------

1.     Tax Free Money Market Fund and Municipal Fund.
2.     Growth and Income Fund.
3.     Tudor Fund.
4.     International Fund.
5.     Growth Fund.
6.     Quantitative Fund.

COMPENSATION OF TRUSTEES AND OFFICERS

       The Funds pay no compensation to their Trustees affiliated with the Adviser or to their officers. None of the Trustees or officers have engaged in any financial transactions with any Fund or with the Adviser during the past fiscal year (other than the purchase and redemption of Fund shares) and except that certain Trustees and officers who are managing directors or directors of the Adviser may, from time to time, purchase and sell ownership interests in the Adviser.

The following table sets forth the compensation paid to the Trustees for the Funds' fiscal years ended December 31, 1997:



                                               AGGREGATE COMPENSATION FROM*
---------------------------------------------------------------------------------------------------------------------------







                         GOVERNMENT   TAX-FREE                           GROWTH
                         MONEY        MONEY                               AND
                         MARKET       MARKET     MUNICIPAL   CORE BOND   INCOME     TUDOR
NAME OF TRUSTEE          FUND         FUND        FUND        FUND        FUND       FUND
---------------          ----         ----        ----        ----        ----       ----

Roger J. Weiss             $    0     $    0     $    0   $      0    $      0     $    0
Melville Straus***            N/A        N/A        N/A        N/A           0          0
Raymond R. Herrmann, Jr     2,625      2,625      2,625      2,625       2,625      2,625
Lawrence J. Israel          2,625      2,625      2,625      2,625       2,625      2,625
Graham E. Jones             2,625      2,625      2,625      2,625       2,625      2,625
Paul Meek                   2,625      2,625      2,625      2,625       2,625      2,625
William B. Ross             2,625      2,625      2,625      2,625       2,625      2,625
Harvey E. Sampson****       2,125      2,125      2,125      2,125       2,125      2,125
Robert A. Straniere         2,625      2,625      2,625      2,625       2,625      2,625


                                                            PENSION OR       TOTAL
                                                            RETIREMENT  COMPENSATION
                                                              BENEFITS     FROM THE
                                                             ACCRUED AS     FUNDS
                                                               PART OF     AND OTHER
                       INTERNATIONAL  GROWTH    QUANTITATI VE  FUNDS'      FUNDS IN
NAME OF TRUSTEE           FUND          FUND      FUND        EXPENSES      COMPLEX**
---------------           ----          ----      ----        --------      -------

Roger J. Weiss             $    0   $     0      $    0          $0        $     0
Melville Straus***            N/A         0         N/A           0              0
Raymond R. Herrmann, Jr     2,625     2,625       2,625           0         34,125
Lawrence J. Israel          2,625     2,625       2,625           0         34,125
Graham E. Jones             2,625     2,625       2,625           0         24,125
Paul Meek                   2,625     2,625       2,625           0         24,125
William B. Ross             2,625     2,625       2,625           0         24,125
Harvey E. Sampson****       2,125     2,125       2,125           0         29,625
Robert A. Straniere         2,625     2,625       2,625           0         24,125




------------

         *In addition to the compensation paid during 1997 by the Funds to the Trustees, the Funds paid deferred compensation to Willis Winn, a former Trustee, as follows: Growth and Income Fund - $9,099.45; Tudor Fund - $9,099.45; Growth Fund - $6,684.81; Core Bond Fund - $6,684.81; Government Money Market Fund - $4,873.85; Tax Free Money Market Fund - $4,873.85; International Fund - $3,224.70; and Quantitative Fund - $509.49.

        **As of December 31, 1997, there were 13 mutual funds in the Weiss, Peck & Greer group of funds (including the Tomorrow(R) Funds) that publicly offer their shares.

       *** Mr. Straus resigned as a Trustee of WPG Growth and Income Fund, WPG Tudor Fund and WPG Growth Fund during 1997.

      **** Effective April 23, 1998, Mr. Sampson is no longer a Trustee of the Funds.



BENEFICIAL OWNERSHIP
AS OF APRIL 1,  1998


            SHARES (PERCENTAGE OF OUTSTANDING) HELD BY
            ------------------------------------------                                                           WPG ADVISORY
                                                                                                               ACCOUNTS IN WHICH
                                        TRUSTEES AND OFFICERS                       WPG ADVISORY                WPG DISCLAIMS
FUND                                    (AS A GROUP)                 WPG            ACCOUNTS(1)               BENEFICIAL OWNERSHIP
----                                    ------------                 ---            -----------               --------------------

Government Money Market                 *                            0             66,089,000 (39.98%        64,600,000  (97.75%)

Tax Free Money Market Fund              *                            0             61,902,000 (54.64%)       61,902,000 (100.00%)

Municipal Fund                          *                            0              1,391,388 (56.11%)        1,391,388 (100.00%)

Core Bond Fund                          *                           12,280 (0.10%)  8,331,748 (69.70%)        8,317,493  (99.83%)

Growth and Income Fund                  *                            5,187 (0.15%)  1,595,639 (45.15%)        1,567,221  (98.22%)

Tudor Fund                              *                            6,859 (0.10%)  1,444,883 (21.10%)        1,422,459  (98.45%)

International Fund                   11,124 (1.43%)                 11,050 (1.43%)    514,653 (66.37%)          510,259  (99.15%)

Growth Fund                             *                            1,270 (0.37%)    240,826 (69.70%)          240,826 (100.00%)

Quantitative Fund                       *                            0              9,214,480 (63.79%)        9,068,175  (98.41%)

-----------------
         *As of April 1, 1998, the Trustees and officers of each Fund as a group beneficially owned not more than 1% of the outstanding shares of each Fund.

         (1)WPG Advisory Accounts are advisory accounts over which WPG or its affiliates have discretionary investment authority and/or discretionary authority to vote the securities held in such accounts.


CERTAIN SHAREHOLDERS


       As of March 31, 1998, no person within the knowledge of the management of the Funds directly or indirectly owned, controlled or held with power to vote 5% or more of the outstanding voting securities (i.e., shares) of any Fund, except as set forth below:



                                                   PERCENTAGE OF
NAME AND ADDRESS                                 OUTSTANDING SHARES
----------------                                 ------------------

TAX FREE MONEY MARKET FUND

Robert Sussman &                                    8.59%
Robynn Sussman JT WROS
21 Murray Hill Road

New York, NY 10583


Ascend Communications, Inc.                        5.20%
1275 Harbor Bay Parkway
Alameda, CA  94510


CORE BOND FUND

The Trust Co. of Toledo Ttee                      11.32%
For NWO Plumbers & Pipefitters
Local 50 Pension and Trust
6135 Trust Drive
Holland, OH 43528

The Trust Co. of Toledo NA                         9.14%
Ttee. Toledo Plumbers Local
#50 Pension & Retirement Option C
Attn: Lenore Peterson
6135 Trust Drive, Suite #206
Holland, OH 43528

Key Trust Co Ttee FBO                               8.42%
Bricklayers Allied Craftsmen
Local 83 Pen/PL
A/C 40009500
P. O. Box 94871
Cleveland, OH 44101-4871

Oneal Steel Co. Pension Trust                       5.55%
For Certain Hrly Pd Emps
Southtrust Corp - Trust Ops
Attn:  Linda Whitehead
P.O. Box  2554
Birmingham, AL  35290

PERCENTAGE OF
NAME AND ADDRESS                               OUTSTANDING SHARES
-----------------                              ------------------



GROWTH AND INCOME FUND

Star Creations Hong Kong Ltd.
Ugland House                                            10.83%
P.O. Box  309
Georgetown Grand Cayman BWI

Sunbelt Beverage Corporation*                            8.40%
Profit Sharing Plan
4601 Hollins Ferry Rd.
Baltimore, MD  21227


INTERNATIONAL FUND

Gussman Investments                                      7.24%
Nadel & Gussman Oil Producers
First National Tower 32nd Floor
Tulsa, OK  74103

GROWTH FUND

Mac & Co.                                               20.89%
A/C #861-319
P.O. Box 320
Mellon Bank Mutual Funds
Pittsburgh, PA 15230-0320

_____________
         *Mr. Herrmann, a non-interested Trustee of each Fund, is Chairman of the Board of Sunbelt Beverage Corporation. Mr. Herrmann disclaims beneficial ownership of more than 99% of the shares held by the Sunbelt Beverage Corporation's Profit Sharing Plan.

                                               PERCENTAGE OF
NAME AND ADDRESS                               OUTSTANDING SHARES
----------------------                         ------------------


Wisconsin State Carpenter Pension Fund                  18.66%
A/C Weiss Acct #416-977001
c/o  Firstar Trust Company
Attn:  Mutual Funds
P.O. Box 1787
Milwaukee, WI  53201-1787

Fox Valley Laborers Pension Fund                        0.55%
Taft Hartley Fund
28 North 1st Street
Geneva, IL 60134-2221

Cullman Ventures Inc. Master Trust                      8.31%
Attn: James O. Moore
101 Merritt 7
Norwalk, CT 06851

Mint & Co.                                              7.67%
A/C# 1960772010
Attn: Mutual Fund Ops
PO Box 92800
Rochester, NY 14692-8900

Thermo Electron Corp. Plan                              7.51%
C/O State Street Bank & Trust
Nay Ling Chin
Master Trust Division
PO Box 1992
Boston, MA 02105-1992

Wells Fargo Bank as Agent for the                       7.31%
Goldman 1988 Charitable Remainder Trust
#112874 MF MAC 9139-027
PO Box 9800
Calabasas, CA 91372-0800

Blue Bell Pension Fund B                                5.87%
For Hourly Employees Fund
Attn: Ms. Susan Pritchard
C/O United Missouri Bank
PO Box 419260
Kansas City, MO 64141-6260

                                              PERCENTAGE OF
NAME AND ADDRESS                              OUTSTANDING SHARES
----------------                              ------------------

QUANTITATIVE FUND

The Trust Co. of Toledo NA                              22.01%
Ttee. Toledo Plumbers Local
#50 Pension & Retirement Pool A
Attn: Lenore Peterson
6135 Trust Drive, Suite #206
Holland, OH 43528

The Trust Co. of Toledo Ttee                            17.70%
for NWO Plumbers & Pipefitters
Local 50 Pension and Trust
6135 Trust Drive, Suite 206
Holland, OH 43528

Star Creations Hong Kong Ltd.                           11.59%
Ugland House
P.O. Box 309
Georgetown Grand Cayman BWI

                             HOW TO PURCHASE SHARES

(See "How to Purchase Shares" in the Prospectus.)


       The offering of shares of each Fund is continuous. A Fund may terminate the continuous offering of its shares and may refuse to accept any purchase order at any time at the discretion of its Trustees. Shares of the Funds may be purchased from the Funds directly by an investor or may be purchased on behalf of an investor by WPG or another broker-dealer or, in the case of Core Bond Fund and International Fund, by a Service Organization. An investor directly purchasing a Fund's shares should complete and execute the subscription form included with the Prospectus in accordance with the instructions in the Prospectus. Investors purchasing a Fund's shares through WPG, another broker-dealer or a Service Organization should contact WPG, the broker-dealer or the Service Organization, as appropriate, directly by mail or by telephone for appropriate instructions.


       In the case of telephone subscriptions, if full payment for telephone subscriptions is not received by the Fund within the customary time period for settlement then in effect after the acceptance of the order by the Fund, the order is subject to cancellation and the purchaser will be liable to the affected Fund for any loss suffered as a result of such cancellation. To recoup such loss each Fund reserves the right to redeem shares owned by any shareholder whose purchase order is cancelled for non-payment, and such purchaser may be prohibited from placing further telephone orders.


       The purchaser of a Fund's shares pays no sales load or underwriting commission with respect to an investment in the Fund. If a subscription or redemption is arranged and settlement made through a member of the National Association of Securities Dealers, Inc. ("NASD"), then that member may, in its discretion, charge a fee for this service. Service Organizations may receive fees for certain administrative services which they perform for the Core Bond Fund and International Fund and may also charge their customers fees for automatic investment, redemption or other services provided to the customers. Information concerning services and customer charges will be provided by the particular Service Organization to any customer who must authorize the purchase of a Fund's shares prior to such purchase.


       Shares of the Funds may be transferred upon delivery to the Transfer Agent of appropriate written instructions which clearly identify the account and the number of shares to be transferred. Such instructions must be signed by the registered owner and must be accompanied by certificates for the shares, if any, which are being transferred, duly endorsed, or with an executed stock power. No signature guarantee will be required on a transfer request if the proceeds of the transfer are requested to be made payable to the shareholder of record and sent to the record address of such shareholder. Otherwise, the signature on the letter of instructions and the share certificates or the stock power must be guaranteed, and otherwise be in good order for purposes of transfer. See "How to Redeem Shares" in the Prospectus for a discussion of acceptable signature guarantors. The Funds are not bound to record any transfer until all required documents have been received by the Transfer Agent.


         In addition to the Transfer Agent, each Fund has authorized one or more brokers and dealers to accept on its behalf orders for the purchase and redemption of Fund shares. Under certain conditions, such authorized brokers and dealers may designate other intermediaries to accept orders for the purchase and redemption of Fund shares. In accordance with a position taken by the staff of the SEC, such purchase and redemption orders are considered to have been received by a Fund when accepted by the authorized broker or dealer or, if applicable, the authorized broker's or dealer's designee. Also in accordance with the position taken by the staff of the SEC, such purchase and redemption orders will receive the appropriate Fund's net asset value per share next computed after the purchase or redemption order is accepted by the authorized broker or dealer or, if applicable, the authorized broker's or dealer's designee.



LIMITS ON FUND SHARE TRANSACTIONS


       In order to reduce the investment performance effect of excessive shareholder trading in shares of the Weiss, Peck & Greer Equity Funds and to minimize the Funds' transaction expenses, WPG has adopted a policy of limiting the number of shareholder exchange and purchase/redemption transactions by any one account (or group of accounts under common management) involving Weiss, Peck & Greer Equity Funds ("Equity Share Transactions"), to a total of six such transactions per calendar year, computed on a multi- Fund basis. Equity Share Transactions subject to this limit are: (a) exchanges into or out of any Weiss, Peck & Greer Equity Fund; and (b) any pair of transactions involving a purchase followed by a redemption for offsetting or substantially similar amounts, in any one Weiss, Peck & Greer Equity Fund.

       The Weiss, Peck & Greer Equity Funds currently include WPG Tudor Fund, WPG Growth and Income Fund, Weiss, Peck & Greer International Fund, WPG Growth Fund and WPG Quantitative Equity Fund. This limit does not apply to any transactions solely among or solely involving WPG Core Bond Fund, WPG Government Money Market Fund, WPG Tax Free Money Market Fund and the WPG Intermediate Municipal Bond Fund.

       If the transaction activity in any account or group of accounts under common management exceeds this limit, the applicable Fund may, at its discretion, refuse additional purchase orders, or the purchase portion of additional exchange orders, as the case may be, with respect to such account or group of accounts for the remainder of the calendar year. Redemption orders will not be refused.


"IN-KIND" PURCHASES

       The shares of a Fund may be purchased, in whole or in part, by delivering to the Fund securities that (a) meet the investment objective and policies of that Fund, (b) have readily available market prices and quotations, (c) are liquid securities not restricted as to transfer and (d) are otherwise acceptable to the Adviser and the Fund, which reserve the right to reject all or any part of the securities offered in exchange for shares of such Fund. An investor who wishes to make an "in-kind" purchase should furnish to the Fund a list with a full and exact description of all of the securities which he proposes to deliver. The market value of securities accepted in exchange must be at least equal to the initial or additional purchase minimum. The Fund will specify those securities which it is prepared to accept and will provide the investor with the necessary forms to be completed and signed by the investor. The investor should then send the securities, in proper form for transfer, with the necessary forms to the Fund's custodian and certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. The securities will be valued as of the close of business on the day of receipt by the Fund in the same manner as portfolio securities of the Fund are valued. See "Net Asset Value." The number of full and fractional Fund shares having a net asset value (as next determined following receipt of the securities) equal to the value of the securities delivered by the investor will be issued to the investor, less any applicable stock transfer taxes. A Fund will acquire such securities for investment purposes only and not for immediate resale. The exchange of securities by the investor for shares of a Fund is a taxable transaction that may result in recognition of gain or loss on the securities so exchanged for federal, state and local income tax purposes. Investors should consult their own tax advisers in light of their particular tax situations.

                              REDEMPTION OF SHARES


(See "How to Redeem Shares" in the  Prospectus.")

       Any shareholder of a Fund is entitled to require the Fund to redeem all or part of his shares. It is suggested that all redemption requests be sent by certified mail, return receipt requested. Investors whose shares are purchased through their accounts at WPG, a broker-dealer or a Service Organization may redeem all or a part of their shares in accordance with instructions pertaining to such accounts. It is the responsibility of WPG, the broker-dealer or the Service Organization to transmit the redemption order and credit its customer's account with the redemption proceeds on a timely basis. Other investors may redeem all or part of their shares in accordance with the procedures detailed in the Prospectus.

         The redemption price, which may be more or less than the price paid by the shareholder for his shares, is the net asset value per share next determined after a written request for redemption in proper form is received by First Data Investor Services Group, Inc. (the "Transfer Agent") or the Fund. Redemptions are taxable transactions for shareholders who are subject to tax. There is no redemption charge imposed by any Fund with respect to the redemption of shares. Redemption requests which are not in proper form will be returned to the shareholder for correction. Redemptions will not become effective until all documents in proper form have been received by the Transfer Agent. The Transfer Agent will reject redemption requests unless checks (including certified checks or cashier's checks) received for shares purchased have cleared (which may take up to fifteen days). To prevent such rejection, an investor may contact the Fund or the Transfer Agent to arrange for payment for shares in cash or another form of immediately available funds.


       The redemption price may be paid in cash or portfolio securities, at each Fund's discretion. The Funds have, however, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or portfolio securities. In the latter case, the securities are taken at their value employed in determining the redemption price and the shareholder may incur a brokerage charge when the shareholder sells the securities he receives. The selection of such securities will be made in such manner as the officers of the affected Fund deem fair and reasonable.


       Payment for redeemed shares normally will be made after receipt by the Transfer Agent of a written request for redemption in proper form as more fully described in the Prospectus. Normally redemption proceeds are paid by check and mailed to the shareholder of record. Shareholders may elect to have payments wired to their bank, unless their bank cannot receive federal reserve wires. (Please contact the Funds for further information on wire charges.) Such payment may be postponed, and the right of redemption suspended during any period when:
(a) trading on the New York Stock Exchange ("NYSE") is restricted as determined by the applicable rules and regulations of the SEC or the NYSE is closed for other than weekends and holidays; (b) the SEC has, by order, permitted such suspension; or (c) an emergency, as defined by rules and regulations of the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

                                 NET ASSET VALUE


(See "How Each Fund's Net Asset Value is Determined" in the  Prospectus.)

       The net asset value of each Fund is determined once daily, Monday through Friday (when the NYSE is open for regular trading) on each day (other than a day during which no shares of the applicable Fund were tendered for redemption and no order to purchase or sell shares of that Fund was received) in which there is a sufficient degree of trading in that Fund's portfolio securities that the current net asset value of that Fund's shares might be materially affected. Such determination is made as of the close of regular trading on the NYSE, normally 4:00 P.M. New York City time. In addition, Government Money Market Fund and Tax Free Money Market Fund calculate their net asset value per share as of 12:00 P.M. New York City time on those days on which the NYSE is open for regular trading and on which a purchase order for Fund shares and related federal funds wire is received prior to 12:00 P.M. New York City time. The net asset value per share is calculated by dividing the value of a Fund's securities, cash and other assets (including dividends accrued but not collected) less all of its liabilities (including options and accrued expenses but excluding capital and surplus), by the total number of shares outstanding, the result being rounded to the nearest cent. All expenses of a Fund are accrued daily and taken into account for the purpose of determining the net asset value. The NYSE is not open for trading on weekends or on New Year's Day (January 1), Dr. Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day (July 4), Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day (December 25).


       The public offering price of a Fund's shares is the net asset value per share next determined after receipt of an order. Orders for shares which have been received by a Fund or the Transfer Agent prior to the close of regular trading of the NYSE are confirmed at the offering price effective at the close of regular trading of the NYSE on that day, while orders received subsequent to the close of regular trading of the NYSE will be confirmed at the offering price effective at the close of regular trading of the NYSE on the next day on which the net asset value is calculated.


       Portfolio securities traded on more than one U.S. national securities exchange or on a U.S. exchange and a foreign securities exchange are valued at the last sale price from the exchange representing the principal market for such securities on the business day when such value is determined.
The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at currency exchange rates determined by the Fund's custodian to be representative of fair levels at times prior to the close of trading on the NYSE. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on the NYSE and may not take place on all business days that the NYSE is open and may take place on days when the NYSE is closed. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in a Fund's calculation of net asset value unless the Adviser determines that the particular event would materially affect net asset value, in which case an adjustment may be made.


THE NON-MONEY MARKET FUNDS

         In determining the net asset value of each non-Money Market Fund, securities, options on securities, futures contracts and options thereon which are listed or admitted to trading on a national exchange, are valued at their last sale on such exchange prior to the time of determining net asset value; or if no sales are reported on such exchange on that day, at the mean between the most recent bid and asked price. Securities listed on more than one exchange shall be valued on the exchange on which the security is most extensively traded. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. Other securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Funds' Valuation Committee as authorized by the Boards.

         Bonds and other fixed income securities (other than short-term obligations but including listed issues) in a Fund's portfolio are valued at fair market value on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, when such valuations are believed to reflect the fair value of such securities.

       For purposes of determining the net asset value of the Funds' shares, options transactions will be treated as follows: When a Fund sells an option, an amount equal to the premium received by that Fund will be included in that Fund's accounts as an asset and a deferred liability will be created in the amount of the option. The amount of the liability will be marked to the market to reflect the current market value of the option. If the option expires or if that Fund enters into a closing purchase transaction, that Fund will realize a gain (or a loss if the cost of the closing purchase exceeds the premium received), and the related liability will be extinguished. If a call option contract sold by a Fund is exercised, that Fund will realize the gain or loss from the sale of the underlying security and the sale proceeds will be increased by the premium originally received.

THE MONEY MARKET FUNDS


       Pursuant to a rule of the SEC, each Money Market Fund's portfolio securities are valued using the amortized cost method of valuation to seek to maintain a constant net asset value of $1.00 per share. This method involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that a Money Market Fund would receive if it sold the instrument. During such periods, the yield to investors in a Money Market Fund may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities. During periods of declining interest rates, the quoted yield on shares of a Money Market Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by a Money Market Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield if he or she purchased shares of the Fund on that day, than would result from investment in a fund utilizing solely market values, and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.


         The Board of Trustees of Funds Trust has established procedures designed to stabilize, to the extent reasonably possible, each Money Market Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Money Market Funds' respective portfolio by the Board, at such intervals as they deem appropriate, to determine whether the Funds' net asset values per share calculated by using available market quotations or market equivalents (the determination of value by reference to interest rate levels, quotations of comparable securities and other factors) deviate from $1.00 per share based on amortized cost. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event that the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders of either Money Market Fund, it will take such corrective action as it regards to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations or equivalents. In addition, in order to stabilize the net asset value per share at $1.00 the Board has the authority (1) to reduce or increase the number of shares outstanding on a pro rata basis, and (2) to offset each shareholder's pro rata portion of the deviation between the net asset value per share and $1.00 from the shareholder's accrued dividend account or from future dividends. Further, the Board may authorize an affiliate of the Money Market Funds to purchase from a Money Market Fund any security that is not an "eligible security" in accordance with Rule 2a-7 under the 1940 Act. Each Money Market Fund may hold cash for the purpose of stabilizing its net asset value per share. Holdings of cash, on which no return is earned, would tend to lower the yield on a Money Market Fund's shares.


       Generally, in order to continue to use the amortized cost method of valuation, the Money Market Funds' respective investments, including repurchase agreements, must be U.S. dollar-denominated instruments which the Board determines present minimal credit risks and which are of high quality (i.e., two highest ratings) as determined by two nationally recognized statistical rating organizations or, in the case of any instrument that is not so rated, of comparable quality as determined by the Board. Each Money Market Fund must also comply with certain other conditions, including certain diversification requirements, and must maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable net asset value of $1.00 per share and generally may not purchase any instrument with a remaining maturity of more than 397 days. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, a Money Market Fund will invest its available cash in such a manner as to reduce such maturity to 90 days or less as soon as reasonable practicable. The Adviser will periodically review this method of valuation and recommend changes to the Board which may be necessary to assure that the portfolio instruments are valued at their fair value as determined by the Board in good faith.


                                INVESTOR SERVICES

       The Funds offer a variety of services, as described in Appendix B and in the sections that follow, designed to meet the needs of its shareholders. The costs of providing such services are borne by the Funds, except as otherwise specified below. Further information on each service is set forth in the Prospectus under the caption "Shareholder Services."

AUTOMATIC REINVESTMENT PLAN

       For the convenience of a Fund's shareholders and to permit shareholders to increase their shareholdings in a Fund, the Funds' Transfer Agent is, unless otherwise specified, appointed in the subscription form by the investor as an agent to receive all dividends and capital gains distributions and to reinvest them in shares (or fractions thereof) of the applicable Fund, at the net asset value per share next determined after the record date for the dividend or distribution. The investor may, of course, terminate such agency agreement at any time by written notice to the Transfer Agent, and direct the Transfer Agent to have dividends or capital gains distributions, or both, if any, sent to him in cash rather than reinvested in shares of the applicable Fund. The Funds or Transfer Agent may also terminate such agency agreement, and the Funds have the right to appoint a successor Transfer Agent.

EXCHANGE PRIVILEGE


         Shares of a Fund may be exchanged by mail for shares of any other Fund at their relative net asset values. Shareholders may exchange shares by telephone or telegram once the Telephone Authorization Section of the account application has been completed and filed with the Transfer Agent and it has been accepted. To exchange shares by telephone, call 1-800-223-3222 between the hours of 9:00 A.M. and 4:00 P.M. Eastern time on any day that the Funds are open for business. A current Prospectus, which may be obtained from a Fund, should be read in advance of any investment in any Fund. For tax purposes, an exchange involves a redemption of shares, which is a taxable transaction for shareholders who are subject to tax. Signatures on the written authorization to exchange by telephone or telegram must be guaranteed in the same manner as set forth under "How to Purchase Shares." However, for exchanges by mail, no guarantee is required if the exchange is being made into an identically registered account. The exchange privilege is available only in those jurisdictions where shares of the Funds may be legally sold. When establishing a new account by an exchange, the value of the shares redeemed must meet the minimum initial investment requirement of the Funds involved. In addition, the exchange privilege is available only when payment for the shares to be redeemed has been made. Exchange requests will not be accepted for shares purchased by check until such check clears which could be up to 15 days from the date that the shares were purchased. If for these or other reasons the exchange cannot be effected, the shareholder will be so notified.


       This service is intended to provide shareholders with a convenient way to switch their investments when their objectives or perceived market conditions suggest a change. The exchange privilege is not meant to afford shareholders an investment vehicle to play short-term swings in the stock market by engaging in frequent transactions in and out of the Funds. Shareholders who engage in such frequent transactions may be prohibited from or restricted in placing future exchange orders. See "HOW TO REDEEM SHARES --Excessive Trading" in the Prospectus and "HOW TO PURCHASE SHARES --Limits On Fund Share Transactions" above for limitations on exchanges and trading in the Funds' shares.

AUTOMATIC INVESTMENT PLAN

       The Automatic Investment Plan enables investors to make regular (monthly or quarterly) investments of $50 or more in shares of any Fund (except for the Growth Fund and the Quantitative Fund) through an automatic withdrawal from your designated bank account by simply completing the Automatic Investment Plan application. Please call 1-800-223-3332 or write to WPG to receive this form. By completing the form, you authorize the Funds' Custodian to periodically draw money from your designated account, and to invest such amounts in account(s) with the Fund(s) specified. The transaction will be automatically processed to your mutual fund account on or about the first business day of the month or quarter you designate.

       If you elect the Automatic Investment Plan, please be aware that: (1) the privilege may be revoked without prior notice if any check is not paid upon presentation; (2) the Funds' Custodian is under no obligation to notify you as to the non-payment of any check, and (3) this service may be modified or discontinued by the Funds' Custodian upon thirty (30) days' written notice to you prior to any payment date, or may be discontinued by you by written notice to the Transfer Agent at least ten (10) days before the next payment date.

SWEEP PROGRAM

       Shares may be purchased through a sweep program under which funds in a customer's private account with WPG are automatically invested in shares of the Government Money Market Fund or the Tax Free Money Market Fund. Under this program, funds deposited in a private account with WPG usually are invested daily in the customer's account with the Government Money Market Fund or the Tax Free Money Market Fund. The Funds expect that WPG will transmit orders for the purchase of a Fund's shares on the same day that funds are swept from the private account. The Sweep Program is serviced by WPG's outside service bureau, ADP, in connection with the Funds' Custodian. An account statement will be generated through WPG.

SYSTEMATIC WITHDRAWAL PLAN

         Redemption of shares for such purposes may reduce or even liquidate the account, particularly in a declining market. Such payments paid to a shareholder cannot be considered a yield or income on the investment. Payments to a shareholder in excess of distributions of investment income will constitute a return of his invested principal, and liquidation of shares pursuant to this Plan is a redemption, which is a taxable transaction for shareholders who are subject to tax.

       Withdrawals at the same time as regular purchases of a Fund's shares ordinarily will not be permitted since purchases are intended to accumulate capital and the Systematic Withdrawal Plan is designed for the regular withdrawal of funds, except that a shareholder may make lump sum investments, of $5,000 or more. The Systematic Withdrawal Plan may be terminated by the shareholder, without penalty, at any time and the Funds may terminate the Plan at will. There are no contractual rights on the part of either party with respect to the Plan.

                     DIVIDENDS, DISTRIBUTIONS AND TAX STATUS


       Each Fund is separate for investment and accounting purposes and is treated as a separate entity for federal income tax purposes. A regulated investment company qualifying under Subchapter M of the Code is not subject to federal income tax on distributed amounts to the extent that it distributes its taxable and tax-exempt net investment income and net realized capital gains in accordance with the timing and other requirements of the Code. Each Fund intends to qualify and be treated as a regulated investment company for each taxable year.

         Qualification of a Fund for treatment as a regulated investment company under the Code requires, among other things, that (a) at least 90% of the Fund's gross income for its taxable year, without offset for losses from the sale or other disposition of stock or securities or other transactions, be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) the Fund distribute for its taxable year (in accordance with the Code's timing and other requirements) to its shareholders as dividends at least 90% of its taxable and tax-exempt net investment income, the excess of net short-term capital gain over net long-term capital loss earned in such year and any other net income (except for the excess, if any, of net long-term capital gain over net short-term capital loss, which need not be distributed in order for the Fund to qualify as a regulated investment company but is taxed to the Fund if it is not distributed); and (c) the Fund diversify its assets so that, at the close of each quarter of its taxable year, (i) at least 50% of the fair market value of its total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities limited in respect of any one issuer to no more than 5% of the fair market value of the Fund's total assets and 10% of the outstanding voting securities of such issuer and (ii) no more than 25% of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses.


       Each Fund intends to distribute at least annually to its shareholders all or substantially all of its taxable income (if any) (including net realized capital gains) and any net tax-exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors and may therefore make it more difficult for a Fund that invests in foreign securities, such as the International Fund, to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. However, each Fund generally expects to be able to obtain sufficient cash to satisfy such requirements from new investors, the sale of securities or other sources. If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its taxable income at corporate rates, its net tax-exempt interest (if any) may be subject to the alternative minimum tax, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

       Each Fund is subject to a 4% nondeductible federal excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires that a Fund distribute (or be deemed to have distributed) to shareholders during a calendar year at least 98% of the Fund's ordinary income (not including tax-exempt interest) for the calendar year, at least 98% of the excess of its capital gains over the capital losses realized during the one-year period ending October 31 during such year, as well as any income or gain (as so computed) from the prior calendar year that was not distributed for such year and on which the Fund paid no federal income tax. Each Fund has distribution policies that should generally enable it to avoid liability for this tax.


       Net investment income for a Fund is the Fund's investment income less its expenses. Dividends from taxable net investment income, certain net realized foreign currency gains, and the excess, if any, of net short-term capital gain over net long-term capital loss of a Fund will be taxed to shareholders as ordinary income, and dividends from net long-term capital gain in excess of net short-term capital loss ("capital gain dividends") will be taxed to shareholders as long-term capital gain, for federal income tax purposes. As a result of federal tax legislation enacted on August 5, 1997 (the "Act"), gain recognized after May 6, 1997 from the sale of a capital asset is taxable to individual (noncorporate) investors at different maximum federal income tax rates, depending generally upon the tax holding period for the asset, the federal income tax bracket of the taxpayer, and the dates the asset was acquired and/or sold. The Treasury Department has issued guidance under the Act that (subject to possible modification by future "technical corrections" legislation) will enable each Fund to pass through to its shareholders the benefits of the capital gains rates enacted in the Act. Each Fund will provide appropriate information to its shareholders about the tax rate(s) applicable to its capital gain dividends (if any) in accordance with this and any future guidance. Shareholders should consult their own tax advisers on the correct application of these new rules in their particular circumstances. These dividends are paid after taking into account, and reducing the distribution to the extent of, any available capital loss carryforwards. The Funds have the following capital loss carryforwards as of December 31, 1997:





                                                           YEAR OF
FUND                                    AMOUNT            EXPIRATION
----                                    ------            ----------

Tax Free Money Market Fund             $   10,444            2001

Government Money Market Fund            2,014,086            2002

Municipal Fund                            100,067            2002

Core Bond Fund                        $18,940,089            2002

Tax Free Money Market Fund                  1,383            2003

Core Bond Fund                          20,112,733           2003

Municipal Fund                               7,685           2003

Core Bond Fund                             753,007           2004

Tax Free Money Market Fund                   3,072           2004

Government Money Market Fund                   252           2005

Tax Free Money Market Fund                   4,337           2005


       Long-term capital gains of a Fund are taxable to shareholders as capital gains if they are either distributed in the form of capital gain dividends or retained by the Fund and designated for treatment as capital gains distributed to the shareholders. Capital gain dividends are not eligible for the dividends-received deduction. If any net realized long-term capital gain in excess of net realized short-term capital loss is retained by a Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, the Fund will elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as capital gains, will be able to claim his share of federal income taxes paid by the Fund on such gains as a credit against his own federal income tax liability, and will be entitled to increase the adjusted tax basis of his Fund shares by the difference between his pro rata share of such gains and his tax credit.

       Each year, each Fund will notify shareholders of the tax status of its dividends and distributions including, in the case of the Tax-Free Money Market Fund and the Municipal Fund, a statement of the percentage of the prior calendar year's distributions which the Fund has designated as tax-exempt, the percentage (if any) of such tax-exempt distributions treated as a tax-preference item for purposes of the federal alternative minimum tax, and the source on a state-by-state basis of all distributions of tax-exempt interest.

       A portion of the dividends from the Growth and Income Fund, Tudor Fund, International Fund, Growth Fund and Quantitative Fund may qualify for the 70% dividends-received deduction for corporate shareholders. The portion of such dividends which qualifies for such deduction is the portion, properly designated by the Funds, which is derived from dividends of U.S. domestic corporations with respect to shares held by the Funds that are not debt-financed and have been held for tax purposes at least a minimum period, generally 46 days, extending before and after each such dividend. The International Fund does not expect to have any significant investment in U.S. domestic corporations. The dividends-received deduction for corporations will be reduced to the extent the shares of a Fund with respect to which the dividends are received are treated as debt-financed under the Code and will be eliminated if such shares are deemed to have been held (for tax purposes) for less than the minimum period referred to above with respect to each dividend. Shareholders will be informed of the percentages of dividends which may qualify for the dividends-received deduction. Dividends from Funds other than the Growth and Income Fund, Tudor Fund, International Fund, Growth and Quantitative Fund will not qualify for the dividends-received deduction.

         Section 1059 of the Code provides for a reduction in a stock's basis for the untaxed portion (i.e., the portion qualifying for the dividends-received deduction) of an "extraordinary dividend" if the stock has not been held at least two years prior to the extraordinary dividend. Extraordinary dividends are dividends paid during a prescribed period which equal or exceed 10 percent (5 percent for preferred stock) of the recipient corporation's adjusted basis in the stock of the payor or which meet an alternative fair market value test. To the extent that dividend payments by the Growth and Income Fund, Tudor Fund, Growth Fund, International Fund and Quantitative Fund to their corporate shareholders constitutes extraordinary dividends, such shareholders' basis in their shares will be reduced, and to the extent such basis would be reduced below zero, current recognition of income may be required.


       The excess, if any, of a corporation's "adjusted current earnings" over its "alternative minimum taxable income" includes the amount of dividends, if any, excluded from income by virtue of the 70% dividends-received deduction, which may increase its alternative minimum tax liability.


       Dividends, including capital gain dividends, paid by a Fund (except for daily dividends paid by the Money Market Funds, the Core Bond Fund and the Municipal Bond Fund) shortly after a shareholder's purchase of shares have the effect of reducing the net asset value per share of his shares by the amount per share of the dividend distribution. Although such dividends are, in effect, a partial return of the shareholder's purchase price to the shareholder, they will be subject to federal income tax as described above, except for exempt-interest dividends (as defined below). Therefore, prior to purchasing shares an investor should consider the impact of an anticipated dividend distribution.


       Distributions from a Fund's current or accumulated earnings and profits ("E&P"), as computed for federal income tax purposes, will be taxable as described above whether taken in shares or in cash. Amounts that are not allowable as a deduction in computing taxable income, including expenses associated with earning tax-exempt interest income, do not reduce current E&P for this purpose. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in Fund shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in the shares so received equal to the amount of cash they would have received had they elected to receive cash.


       All dividends and capital gain dividends, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Shareholders are also required to report tax-exempt interest, including exempt-interest dividends. Redemptions of shares, including exchanges for shares of another Fund, may result in tax consequences to the shareholder and are also subject to these reporting requirements, although no gain or loss would usually be realized on the redemption or other disposition of shares of the Money Market Funds.

         Equity options (including options on stock and options on narrow-based stock indices) and over-the-counter options on debt securities written or purchased by a Fund will be subject to tax under Section 1234 of the Code. In general, no loss is recognized by a Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., long-term or short-term) will generally depend, in the case of a lapse or sale of the option, on the Fund's holding period for the option, and in the case of an exercise of the option, on the Fund's holding period for the underlying security. The purchase of a put option may constitute a short sale for federal income tax purposes, possibly requiring the recognition of gain in an appreciated substantially identical portfolio stock or security causing an adjustment in the holding period of such stock or security in the Fund's portfolio. If a Fund writes a put or call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, whether the gain or loss is long-term or short-term depends on the holding period of the underlying stock or security. The exercise of a put option written by a Fund is not a taxable transaction for the Fund.




       Futures contracts, including certain foreign currency futures contracts, that are "regulated futures contracts," entered into by a Fund and listed non-equity options written or purchased by a Fund (including options on debt securities, options on futures contracts, options on securities indices, options on broad-based stock indices, and certain foreign currency options), will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position (with the exceptions stated in the next paragraph) will be treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of a Fund's taxable year, all outstanding Section 1256 positions will be marked to market (i.e., treated as if such positions were closed out at their closing price on such day), and any resulting gain or loss will be recognized as 60% long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in a Fund's portfolio. Additionally, a Fund may be required to recognize gain (which is subject to tax distribution requirements) if an option, future, forward contract, short sale or other transaction that is not marked to market under
Section 1256 of the Code is treated as a constructive sale of an appreciated financial position in the Fund's portfolio.


       Certain foreign currency forward contracts entered into by a Fund may also be subject to Section 1256 of the Code, which as described above generally requires that contracts governed by Section 1256 be marked to market (i.e., treated as if they were closed out at their closing price) on the last day of the Fund's taxable year, with any resulting gain or loss taken into account for such year. Absent a tax election to the contrary that may be available for any such contract that is not part of a straddle, this mark to market gain or loss, as well as gain or loss from the actual closing out of or delivery under such a contract, will generally be treated as ordinary income or loss. Gain or loss from any foreign currency forward contracts, foreign currency futures contracts or foreign currency options that are not subject to Section 1256 will also generally be treated as ordinary income or loss.


       Certain tax rules governing foreign currency activities and foreign currency options, futures and forward contracts not directly related to a Fund's principal business of investing in stock or securities could require that these activities be limited under possible future Treasury regulations, in order to satisfy the 90% test described above.


       Positions of a Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock written by a Fund.


         Positions of a Fund which consist of at least one debt security not governed by Section 1256 and at least one futures contract or listed non-equity option governed by Section 1256 which substantially diminishes a Fund's risk of loss with respect to such debt security will be treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. Each Fund will monitor its transactions in options, futures and forward contracts and may make certain tax elections in order to mitigate the operation of these rules .

       Foreign exchange gain or loss realized with respect to foreign currency-denominated debt instruments, foreign currency forward contracts, foreign currency-denominated payables and receivables and foreign currency options and futures contracts (other than foreign currency options and futures contracts that are governed by Section 1256 of the Code and for which no election is made) are generally treated as ordinary income or loss under Section 988 of the Code.

       The tax rules applicable to options, futures, currency forward contracts , foreign currency transactions and constructive sales may affect the amount, timing and character of a Fund's income and, consequently, its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, converting capital gain or loss into ordinary income or loss, and accelerating a Fund's income or gains or deferring its losses.

       The federal income tax rules applicable to dollar rolls and certain structured or hybrid securities are not or may not be settled, and a Fund may be required to account for these transactions or investments in a manner that, under certain circumstances, may limit the extent of its use of such transactions or investments.

       A Fund's investment in zero coupon securities, capital appreciation bonds, or other securities having original issue discount (or market discount, if the Fund elects to include market discount in income currently) will generally cause it to realize income prior to the receipt of cash payments with respect to these securities. The mark to market and constructive sale rules described above may also require a Fund to recognize income or gains without a concurrent receipt of cash. In order to distribute this income or gains, maintain its qualification as a regulated investment company, and avoid federal income or excise taxes, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.


       Investments in lower-rated securities, in which the Growth and Income Fund, Tudor Fund and Growth Fund may invest, may present special tax issues for a Fund to the extent actual or anticipated defaults may be more likely with respect to such securities. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Funds, in the event they invest in such securities, in order to reduce the risk of distributing insufficient income to preserve their status as regulated investment companies and seek to avoid becoming subject to federal income or excise tax.


       A Fund, to the extent it invests in foreign securities, may be subject to foreign withholding or other foreign taxes with respect to income (possible including, in some cases, capital gains) derived from foreign securities. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty in some cases. However, the Funds, other than the International Fund, generally will not be eligible to pass through to shareholders these taxes and any associated foreign tax credits or deductions for foreign taxes paid by such Funds that are not thus reduced or eliminated. Such Funds generally will, however, be entitled to deduct such taxes in computing their income subject to tax (if any).



       The International Fund may qualify for and make the election permitted under Section 853 of the Code so that shareholders will be able to claim a credit or deduction on their federal income tax returns for, and will be required to treat as amounts distributed to them (in addition to the dividends and distributions
                                      -64-
they actually received), their pro rata portion of qualified taxes paid by the Fund to foreign countries. Qualified taxes generally include only taxes that are treated as income taxes under United States tax principles and therefore would not include, for example, stamp taxes, securities transaction taxes, and similar taxes. The shareholders of the International Fund may claim a foreign tax credit or deduction by reason of the Fund's election under Section 853 of the Code, if the Fund makes such an election, which is permitted only if more than 50% of the value of the total assets of the Fund at the close of its taxable year consists of stocks or securities of foreign corporations. The foreign tax credit or deduction available to shareholders is subject to the satisfaction of holding period requirements and certain other requirements and limitations imposed under the Code. For instance, under Section 63 of the Code, no deduction for foreign taxes may be claimed by shareholders who do not itemize deductions on their federal income tax returns, although any such shareholder may claim a credit for foreign taxes and in any event will be treated as having taxable income increased by the shareholder's pro rata share of foreign taxes paid by the Fund if the Fund makes the election permitted under Section 853. If a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the Fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code and of any other income realized by the Fund that is deemed, under the Code, to be U.S.-source income in the hands of the Fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which have different effects depending upon each shareholder's particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. It should also be noted that, if the election is made, a tax-exempt shareholder, like other shareholders, will be required to treat as part of the amounts distributed its pro rata portion of the income taxes paid by the Fund to foreign countries. However, that income will generally be exempt from taxation by virtue of such shareholder's tax-exempt status, and such a shareholder will not be entitled to either a tax credit or a deduction with respect to such income.

       If a Fund acquires stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is distributed on a timely basis to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such tax and interest charges. Certain elections may be available to ameliorate these adverse tax consequences, but any such election could require the Fund to include certain amounts as income or gain (subject to the distribution requirements described above) without a concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. Each Fund that is permitted to acquire foreign investments may limit and/or manage its investments in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

         Subchapter M of the Code permits the character of tax-exempt interest distributed by a regulated investment company to flow through as "exempt-interest dividends" that are treated as tax-exempt interest to its shareholders, provided that at least 50% of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations the interest on which is excluded from gross income under Section 103(a) of the Code. Each of the Municipal Bond Fund and Tax Free Money Market Fund intends to satisfy this 50% requirement in order to permit its distributions of tax-exempt interest to be treated as exempt-interest dividends under the Code. Distributions to shareholders of tax-exempt interest earned by Municipal Bond Fund and Tax Free Money Market Fund for the taxable year are therefore not subject to regular federal income tax, although they may be subject to the individual and corporate alternative minimum taxes described below.


       A portion of the income that Tax Free Money Market Fund and Municipal Bond Fund receive and distribute to shareholders may be subject to regular federal, alternative minimum, state and local income taxes. Investments or transactions that produce taxable income or gain would include options or futures transactions, securities loans, repurchase agreements and when-issued or forward- commitment transactions disposed of at a gain. Accrued market discount that is required to be included in income with respect to securities acquired at a market discount and a portion of the discount from certain stripped tax-exempt obligations or their coupons is also taxable.


       Interest on indebtedness incurred by shareholders to purchase or carry shares of the Tax Free Money Market Fund or Municipal Bond Fund will not be deductible for federal income tax purposes to the extent it is deemed related to exempt-interest dividends paid by such funds. Under rules used by the Internal Revenue Service to determine when borrowed funds are used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.


       Section 147(a) of the Code prohibits exemption from taxation of interest on certain governmental obligations to persons who are "substantial users" (or persons related thereto) of facilities financed by such obligations. Neither Tax Free Money Market Fund nor Municipal Bond Fund has undertaken any investigation as to the users of the facilities financed by bonds in their respective portfolios, and these funds may not be appropriate investments for substantial users (or related persons) of such facilities.

       Distributions of tax exempt income are taken into account in computing the portion, if any, of Social Security and Railroad Retirement benefits subject to federal and, in some cases, state taxes.

       Several provisions of federal tax law were enacted principally in the 1970's and 1980's that may affect the supply of, and the demand for, tax-exempt bonds, as well as the tax-exempt nature of interest paid thereon. For example:

       (i) Interest on certain private activity bonds issued after August 15, 1986 (or, in certain cases, on or after September 1, 1986) is generally not exempt from regular tax, although it might have been exempt under prior law. These include bonds the proceeds of which are used to finance sports facilities, convention facilities, industrial parks and nuclear waste disposal facilities;

       (ii) Interest (including exempt-interest dividends attributable to such interest) on all private activity bonds issued on or after August 8, 1986 (or, in certain cases, September 1, 1986) other than qualified Section 501(c)(3) bonds or refundings of bonds originally issued before such dates is an item of tax preference that is subject to the individual alternative minimum tax and the alternative minimum tax on corporations;

       (iii) Interest (including exempt-interest dividends attributable to such interest) on all tax-exempt bonds, regardless of when issued, may increase liability for the corporate alternative minimum tax because 75% of the excess of adjusted current earnings over alternative minimum taxable income is an adjustment that, except to the extent already taken into account as private activity bond interest, increases the alternative minimum taxable income subject to the corporate alternative minimum tax; and


       (iv) Due to the substantial number and range of requirements to be satisfied by tax-exempt bonds after their issuance, the risk of retroactive revocation of the tax-exempt status of bonds due to acts or omissions on the part of issuers after the date of issuance is in general greater than under prior law but varies for different types of bonds.


         It is not possible to predict with certainty the effect of these tax law changes upon the tax-exempt bond market, including the availability of obligations appropriate for investment by the Tax Free Money Market Fund or the Municipal Bond Fund.

       Different tax treatment, including a penalty on certain distributions, excess contributions or other transactions is accorded to accounts maintained as IRAs or other retirement plans. Investors should consult their tax advisors for more information. See also Appendix B.


       All or a portion of a loss realized upon the redemption or other disposition of shares of a Fund may be disallowed under "wash sale" rules to the extent shares of the same Fund are purchased (including shares acquired by means of reinvested dividends) within a 61-day period beginning 30 days before and ending 30 days after such redemption or other disposition. Any loss realized upon a shareholder's sale, redemption or other disposition of shares with a tax holding period of six months or less will be disallowed, in the case of a disposition of shares of Tax Free Money Fund or Municipal Bond Fund, to the extent of the amount of any exempt-interest dividends paid with respect to such shares and, for such shares of all Funds, any portion of such loss that is not disallowed will be treated as a long-term capital loss to the extent of any capital gains with respect to such shares. Exchanges and withdrawals under the Systematic Withdrawal Plan are treated as redemptions for federal income tax purposes. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of the shares of a Fund is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion. Also, future Treasury Department guidance issued to implement the Act may contain additional rules for determining the tax treatment of sales of the shares of a Fund held for various periods, including the treatment of losses on the sale of shares held for six months or less that are recharacterized as long-term capital losses, as described above.

       The Funds may be required to pay state taxes in states that have jurisdiction to tax them, except to the extent an exemption may be available, but the Funds do not anticipate that their state tax liabilities will be substantial.

       The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates subject to tax under such law. The discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, financial institutions, and insurance companies. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Funds, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on Fund distributions treated as ordinary dividends and, unless an effective IRS Form W-8 or authorized substitute for Form W-8 is on file, to 31% backup withholding on certain other payments from a Fund.


         This discussion of the federal income tax treatment of the Fund and its shareholders is based on the federal income tax law in effect as of the date of this Statement of Additional Information. Shareholders should consult their tax advisers about the application of the provisions of tax law described in this statement of additional information and about the possible application of state, local and foreign taxes in light of their particular tax situations.

                               PORTFOLIO BROKERAGE


       It is the general policy of the Adviser not to employ any broker in the purchase or sale of securities for a Fund's portfolio unless the Adviser believes that the broker will obtain the best results for the Fund, taking into consideration such relevant factors as price, the ability of the broker to effect the transaction and the broker's facilities, reliability and financial responsibility. Commission rates, being a component of price, are considered together with such factors.

       U.S. Government and debt securities are traded primarily in the over-the-counter market. Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Funds, where possible, deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Under the 1940 Act, persons affiliated with a Fund are prohibited from dealing with the Fund as a principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own account, affiliated persons of the Funds, including WPG, may not serve as a Fund's dealer in connection with such transactions. However, affiliated persons of a Fund may serve as its broker in transactions conducted on an exchange or over-the-counter transactions conducted on an agency basis. Subject to the foregoing, where transactions are effected on securities exchanges, the Funds employ WPG as principal broker. A Fund is not obligated to deal with any broker or group of brokers in the execution of transactions in portfolio securities. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.


       The commission rate on all U.S. exchange orders is subject to negotiation. Section 17(e) of the 1940 Act limits to "the usual and customary broker's commission" the amount which can be paid by a Fund to an affiliated person, such as WPG, acting as broker in connection with transactions effected on a securities exchange. The Board, including a majority of the Trustees who are not "interested persons" of the Fund or the Adviser, has adopted procedures designed to comply with the requirements of Section 17(e) of the 1940 Act and Rule 17e-1 thereunder to ensure that a broker's commission is "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time ...." Rule 17e-1 also requires the Boards, including a majority of the non-Interested Trustees, to adopt procedures reasonably designed to provide that the commission paid is consistent with the above standard, review those procedures at least annually to determine that they continue to be appropriate and determine at least quarterly that transactions have been effected in compliance with those procedures. The Boards, including a majority of the non-Interested Trustees, have adopted procedures designed to comply with the requirements of Rule 17e-1.


       It is contemplated that the International Fund may employ Lloyds Bank Stockbrokers, a broker affiliated with the Subadviser, as principal broker in agency transactions on U.K. securities exchanges and German securities markets, respectively. The above discussion regarding Rule 17e-1 and the procedures adopted by the Boards to comply with the requirements thereof applies equally to exchange orders effected by Lloyds Bank Stockbrokers.

         Pursuant to these procedures, commissions paid to WPG must be at least as favorable as those believed to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange. A transaction is not placed with WPG if a Fund would have to pay a commission rate less favorable than WPG's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which WPG acts as a clearing broker for another brokerage firm, and any customers of WPG determined by a majority of the non-Interested Trustees not to be comparable to the Funds. With regard to comparable customers, in isolated situations, subject to the approval of a majority of the non-Interested Trustees, exceptions may be made. Since WPG, as investment adviser to the Funds, is obligated to provide management, which includes elements of research and related skills, such research and related skills will not be used by WPG as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria. When appropriate, orders for the account of the Funds are combined with orders for other investment companies advised by WPG and orders placed for the account of the International Fund by the Subadviser are combined with orders of their respective clients, in order to obtain a more favorable commission rate. When the same security is purchased for two or more funds or accounts on the same day, each Fund or account pays the average price and commissions paid are allocated in direct proportion to the number of shares purchased.

         In selecting brokers other than WPG and Lloyds Bank Stockbrokers to effect transactions on securities exchanges, the Funds consider the factors set forth in the first paragraph under this heading and any investment products or services provided by such brokers, subject to the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). When more than one firm is believed to meet the factors set forth in the first paragraph under this heading, preference may be given to firms that also sell shares of the respective Fund. Section 28(e) specifies that a person with investment discretion shall not be "deemed to have acted unlawfully or to have breached a fiduciary duty" solely because such person has caused the account to pay a higher commission than the lowest rate available. To obtain the benefit of
Section 28(e), the person so exercising investment discretion must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion." Accordingly, if the Adviser determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research products and services provided by such broker, the Adviser may cause the Funds to pay commissions to such broker in an amount greater than the amount another firm might charge. Research services may include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (ii) furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends, portfolio strategy, access to research analysts, corporate management personnel, industry experts and economists, comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analysis, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) providing lawful and appropriate assistance to the Adviser (and its affiliates) in carrying out their decision-making responsibilities and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The investment advisory fees paid by the Funds under the advisory agreements will not be reduced as a result of the Adviser's receipt of research services.


         Each year, the Adviser and Subadviser (in the case of the International
Fund) consider the amount and nature of the research products and services provided by other brokers as well as the extent to which such products and services are relied upon, and attempt to allocate a portion of the brokerage business of its clients, such as the Funds, on the basis of that consideration. In addition, brokers sometimes suggest a level of business they would like to receive in return for the various services they provide. Actual brokerage business received by any broker may be less than the suggested allocations, but can (and often does) exceed the suggestions, because total brokerage is allocated on the basis of all the considerations described above.


       For the fiscal year ended December 31, 1997, the International Fund paid commissions in the amount of $58,693 to unaffiliated brokers on the basis of research services they afforded to such Fund. The foregoing amounts do not include or take into account any profits or losses realized by such brokers on "net" transactions for the account of a Fund such as transactions in U.S. Government securities and transactions executed through market makers and in the third market. In no instance is a broker excluded from receiving business because it has not been identified as providing research services. As permitted by Section 28(e), the investment information received from other brokers may be used by the Adviser (and its affiliates) and the Subadviser (for the International Fund) in servicing all of their accounts and not all such information may be used by the Adviser or Subadviser, as the case may be, in connection with the Fund generating the brokerage credits. Nonetheless, the Funds believe that such investment information provides the Funds with benefits by supplementing the research otherwise available to the Adviser.


       As set forth above, each Fund employs WPG, a member firm of the NYSE, as its principal broker on U.S. exchange transactions. Section 11(a) of the Exchange Act provides that a member firm of a national securities exchange (such as WPG) may not effect transactions on such exchange for the account of an investment company (such as a Fund) of which the member firm or its affiliate is the investment adviser unless certain conditions are met. These conditions require that the investment company authorize the practice and that the investment company receive from the member firm at least annually a statement of all commissions paid in connection with such transactions. WPG's transactions on behalf of the Funds are effected in compliance with these conditions.

       In certain instances there may be securities which are suitable for a Fund's portfolio as well as for that of another Fund or one or more of the other clients of the Adviser. Investment decisions for a Fund and for the Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The Funds believe that over time their ability to participate in volume transactions will produce better executions for the Funds.


       WPG and, with respect to the International Fund, Lloyds Bank Stockbrokers, furnish to the Funds at least quarterly statements setting forth the total amount of all compensation retained by them or any associated person of them in connection with effecting transactions for the account of the Funds, and the Boards review and approve all Fund portfolio transactions and the compensation received by WPG and Lloyds Bank Stockbrokers in connection therewith.

                              BROKERAGE COMMISSIONS


                                                                                 PERCENTAGE OF
                                                                                AGGREGATE DOLLAR
                                                                                   AMOUNT OF
                                                                                TRANSACTIONS
                                                                                 INVOLVING THE
                                                              PERCENTAGE OF      PAYMENT OF
                                                              AGGREGATE          COMMISSIONS
                                 AGGREGATE BROKERAGE          COMMISSIONS       EFFECTED THROUGH
                                     COMMISSIONS              PAID TO WPG            WPG
FUND                          1995     1996        1997       DURING   1997      DURING 1997
----                        ------     ----        ----       --------------  ------------------

Government Money Market   $      0   $      0   $      0          N/A                N/A
Tax Free Money Market            0          0          0          N/A                N/A
Municipal Fund                   0          0          0          N/A                N/A
Core Bond Fund              12,754          0          0          N/A                N/A
Growth and Income Fund     123,093    110,111    125,690         79.30%             81.66%
Tudor Fund                 431,776    400,178    258,048         35.44%             38.86%
International Fund          68,825     82,181     58,693           0%                 0%
Growth Fund                192,837    116,204    101,120         39.58%             41.76%
Quantitative Fund           54,903    157,358    215,632         97.87%             98.60%


                                                            PERCENTAGE OF
                                                          AGGREGATE DOLLAR
                                                              AMOUNT OF
                                                            TRANSACTIONS
                                                            INVOLVING THE
                                PERCENTAGE OF                PAYMENT OF
                                  AGGREGATE                  COMMISSIONS
                              COMMISSIONS PAID          EFFECTED DURING  1997
                               DURING 1997 TO                 THROUGH
                                   LLOYDS                      LLOYDS
FUND                          BANK STOCKBROKERS          BANK STOCKBROKERS
----                          -----------------          -----------------
International Fund                    0%                    0%



       The foregoing amounts do not include any profits of losses realized by brokers or dealers on "net" transactions for the account of any Fund (such as transactions in U.S. Government securities and transactions executed through market makers and in the third market).

       WPG does not knowingly participate in commissions paid by the Funds to other brokers or dealers and does not seek or knowingly receive any reciprocal business as the result of the payment of such commissions. In the event that WPG at any time learns that it has knowingly received reciprocal business, it will so inform the Boards.


       To the extent that WPG receives brokerage commissions on a Fund's portfolio transactions, officers and Trustees of a Fund who are also managing directors of WPG may receive indirect compensation from the Fund through their participation in such brokerage commissions.


       Subject to the supervision of the Boards, all investment decisions of the Funds are executed through WPG's trading department.

                               PORTFOLIO TURNOVER

       See "Financial Highlights" in the Prospectus for the Funds' portfolio turnover rates.

       In determining such portfolio turnover, U. S. Government securities and all other securities (including options) which have maturities at the time of acquisition of one year or less ("short-term securities") are excluded. The annual portfolio turnover rate is calculated by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities for the year by the monthly average of the value of the portfolio securities owned by the applicable Fund during the year. The monthly average is calculated by totalling the values of the portfolio securities as of the beginning and end of the first month of the year and as of the end of the succeeding 11 months and dividing the sum by
13. A turnover rate of 100% would occur if all of a Fund's portfolio securities (other than short-term securities) were replaced once in a period of one year. It should be noted that if a Fund were to write a substantial number of options which are exercised, the portfolio turnover rate of that Fund would increase. Increased portfolio turnover results in increased brokerage costs which a Fund must pay and the possibility of more short-term gains , distributions of which are taxable as ordinary income.



       The non-Money Market Funds will trade their portfolio securities without regard to the length of time for which they have been held. To the extent that a Fund's portfolio is traded for short-term market

                                      -72-
cons
iderations and portfolio turnover rate exceeds 100%, the annual portfolio turnover rate of the Fund could be higher than most mutual funds.




       Although the Money Market Funds intend normally to hold securities purchased until maturity, at which time they will be redeemable at their full principal value plus accrued interest, either Fund may, at times, sell portfolio securities prior to maturity based on a revised evaluation of the issuer, to meet redemptions, or in anticipation of a change in short-term interest rates. In the event there are unusually heavy redemption requests due to changes in interest rates or otherwise, a Money Market Fund may have to sell a portion of its investment portfolio at a time when it may be disadvantageous to do so. However, the Adviser believes that a Fund's ability to borrow money to accommodate redemption requests may mitigate the necessity for such portfolio sales during these periods.

                                  ORGANIZATION

(See "Organization and Capitalization,"
"How to Purchase Shares," and "Redemption of Shares" in the Prospectus.)


       Government Money Market Fund, Tax Free Money Market Fund, Municipal Fund, Core Bond Fund and Quantitative Fund are each separate investment portfolios of Weiss, Peck & Greer Funds Trust ("Funds Trust"). Funds Trust, Growth and Income Fund, Tudor Fund, International Fund and Growth Fund are Massachusetts business trusts established under separate Declarations of Trust on September 11, 1985, April 13, 1988, April 13, 1988, January 24, 1989 and April 13, 1988,
respectively. Each Fund's Declaration of Trust ("Declaration of Trust") was amended and restated on May 1, 1993 and further amended from time to time.


       Under Massachusetts law, shareholders of a business trust, unlike shareholders of a corporation, could be held personally liable as partners for the obligations of the trust under certain circumstances. The Declarations of Trust, however, provide that Fund shareholders shall not be subject to any personal liability for the acts or obligations of the Funds and that every written obligation, contract, instrument or undertaking made by the Funds may contain a provision to that effect. The Boards intend to conduct the operations of the Funds, with the advice of counsel, in such a way so as to avoid, to the extent possible, ultimate liability of the shareholders for liabilities of the Funds.


       The Declarations of Trust further provide that no Trustee, officer, employee or agent of a Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties. They each also provide that all third parties shall look solely to the property of the particular Fund for satisfaction of claims arising in connection with the affairs of that Fund. With the exceptions stated, the Declarations of Trust permit the Boards to provide for the indemnification of Trustees, officers, employees or agents of the Funds against all liability in connection with the affairs of the Funds. All persons dealing with a Fund must look solely to the property of that Fund for the enforcement of any claims against that Fund as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Funds. No Fund is liable for the obligations of any other Fund.


       Under the Declarations of Trust, the Funds are not required to hold annual meetings to elect Trustees or for other purposes. It is not anticipated that the Funds will hold shareholders' meetings unless required by law or the Declarations of Trust. A Fund will be required to hold a meeting to elect Trustees to fill any existing vacancies on its Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Fund. The Boards are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10 percent of the outstanding shares of a Fund.

       Fund shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect all of the Trustees. Each Fund share is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Board. In the event of the liquidation or dissolution of a Fund, Fund shares are entitled to receive their proportionate share of the assets which are available for distribution as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Funds.

       Pursuant to the Declarations of Trust, the Boards may create additional funds by establishing additional series of shares. The establishment of additional series would not affect the interests of current shareholders in the existing Funds. As of the date of this Statement of Additional Information, the Boards do not have any plans to establish additional series of shares in any of the Funds.

       Pursuant to the Declarations of Trust, the Boards may establish and issue multiple classes of shares. As of the date of this Statement of Additional Information, the Boards do not have any plan to establish multiple classes of shares for any of the Funds.

       Pursuant to the Declarations of Trust, the Boards may also authorize a Fund to invest all or part of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the Fund. As of the date of this Statement of Additional Information, the Boards do not have any plan to authorize any Fund to so invest its assets.

       Upon the initial purchase of shares, the shareholder agrees to be bound by the applicable Fund's Declaration of Trust, as amended from time to time. The Declarations of Trust are on file at the Office of the Secretary of State of The Commonwealth of Massachusetts in Boston, Massachusetts.

                                    CUSTODIAN

       The Custodian for the Funds is Boston Safe Deposit and Trust Company at One Exchange Place, Boston, Massachusetts 02109. In its capacity as Custodian, Boston Safe Deposit and Trust Company performs all accounting services, holds the assets of the Funds and is responsible for calculating the net asset value per share. The custodian may appoint subcustodians from time to time to hold certain securities purchased by a Fund in foreign countries and to hold cash and currencies for the Funds.

                                 TRANSFER AGENT


       First Data Investor Services Group, Inc., 4400 Computer Drive, Westborough, MA 01581 acts as transfer agent for the Funds and in such capacity, processes purchases, transfers and redemptions of shares, acts as dividend disbursing agent, and maintains records and handles correspondence with respect to shareholder accounts.

                                  LEGAL COUNSEL

       Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, serves as legal counsel to each Fund.

                              INDEPENDENT AUDITORS

       KPMG Peat Marwick, LLP ("KPMG"), 345 Park Avenue, New York, New York 10154, serves as the Funds' independent accountants and in that capacity audits the Fund's annual financial statements.


                         CALCULATION OF PERFORMANCE DATA

TOTAL RETURN

NON-MONEY MARKET FUNDS

       Each Non-Money Market Fund, may calculate current return for a twelve-month period by determining the "net change in value" of a hypothetical account having a balance of one share at the beginning of the period, dividing the net change in value by the value of the account at the end of the base period, with the resulting return figure carried to the nearest hundredth of one percent. "Net change in value" of an account will consist of the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares (not including long-term realized gains or losses and unrealized appreciation or depreciation) less applicable expenses of a Fund.

       The average annual total return of each Fund is determined for a particular period by calculating the actual dollar amount of the investment return on a $1,000 investment in the Fund made at the maximum public offering price (i.e., net asset value) at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return of a Fund for a period of one year is equal to the actual return of the Fund during that period. This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

       Total return information for each of the non-Money Market Funds is set forth on the following page.


                                                   TOTAL RETURN


                             ONE YEAR         FIVE YEARS                    TEN YEARS
                              ENDED         ENDED  12/31/97               ENDED  12/31/97
FUND                        12/31/97    ANNUALIZED   CUMULATIVE      ANNUALIZED   CUMULATIVE
----                        --------    ----------   ----------      ----------   ----------

Municipal Fund               7.85%(1)    5.51%(1)    27.32%(1)          N/A         N/A
Core Bond Fund               7.37%       4.67%(2)    25.63%(2)         7.54%(2)   106.96%(2)
Growth and Income Fund      36.27%      18.42%      133.01%           16.65%      367.19%
Tudor Fund                  11.11%      13.77%       90.63%           14.83%      299.01%
International Fund(3)        2.89%(3)    8.95%(3)    53.55%(3)         3.82%(3)    37.95%(3)
Growth Fund                  9.67%      12.28%       78.54%           13.70%      261.31%
Quantitative Fund(4)        25.47%      17.78%(4)   126.62%(4)          N/A         N/A

-------------

(1) The Municipal Fund commenced operations on July 1, 1993. The Municipal Fund's advisory fee was not imposed, in whole or in part, and the Adviser reimbursed certain operating expenses during various periods since inception of the Fund. Had the Adviser imposed its entire fee, the Municipal Fund's total returns for the periods ended December 31, 1997 would be as follows: One-Year 7.56%; Life-of-Fund Annualized 5.15%; and Life-of-Fund Cumulative 25.37%. Prior to October 19, 1994, the Municipal Fund paid an advisory fee at a different rate.

(2) The Core Bond Fund's management fee was increased by 0.10% of the Fund's average daily net assets effective July 31, 1991. The performance data set forth herein includes periods during which the lower management fee was in effect.

(3) The International Fund commenced operations on June 1, 1989. The International Fund's advisory fee was not imposed, in whole or in part, during various periods since inception of the Fund. Had the Adviser imposed its entire fee, the International Fund's total returns for the periods ended December 31, 1997 would be as follows: Five-Year Annualized 8.74%; Five-Year Cumulative 52.06%; Life-of-Fund Annualized 3.34%; and Life-of-Fund Cumulative 32.56%.

(4) The Quantitative Fund commenced operations on January 1, 1993.



YIELD


MUNICIPAL FUND,  CORE BOND FUND AND GROWTH AND INCOME FUND

     The 30-day yield quotation of Municipal Fund, Core Bond Fund and Growth and Income Fund is computed by dividing the net investment income for the period by the maximum offering price per share on the last day of the period, according to the following formula:


                  6
YIELD=2[(a - b +1) -1]
         -----
          cd

Where:

a      = Dividends and interest earned during the period.
b      = Expenses accrued for the period.
c      = The average daily number of shares outstanding during the period that were entitled to receive dividends
d      = The maximum offering price (i.e., net asset value) per share on the last day of the period.




                              YIELD FOR
                            30-DAY PERIOD
                           ENDED 12/31/97
                           --------------

1. Municipal Fund              4.00%

2. Core Bond Fund              5.13%

3. Growth and Income Fund      1.32%




THE MONEY MARKET FUNDS

     The Money Market Funds' yield quotations are calculated by a standard method prescribed by the rules of the SEC. Under this method, the yield quotation is based on a hypothetical account having a balance of exactly one share at the beginning of a seven-day period.

     The yield quotation is computed as follows: the net change, exclusive of capital changes (i.e., realized gains and losses from the sale of securities and unrealized appreciation and depreciation), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period is determined by dividing the net change in account value by the value of the account at the beginning of the base period. This base period return is then multiplied by 365/7 with the resulting yield figure carried to the nearest 100th of 1%. The determination of net change in account value reflects the value of additional shares purchased with dividends from the original share, dividends declared on both the original share and any such additional shares, and all fees that are charged to that Fund, in proportion to the length of the base period and that Fund's average account size.

     The Money Market Funds also may advertise quotations of effective yield for a 7 calendar day period.

Effective yield is computed by compounding the unannualized base period return determined as described in the preceding paragraph by adding 1 to that return, raising the sum to the 365/7 power and subtracting one from the result, according to the following formula:



                                            365/7-1
Effective Yield = [(Base Period Return + 1)




                                                      YIELD
                                                  7-DAY PERIOD
                                                 ENDED  12/31/97
                                                 -----  --------

                                                          SEVEN
                                              SEVEN        DAY
                                               DAY      EFFECTIVE
                                              YIELD       YIELD
                                              -----       -----

Government Money Market Fund                  4.94%       4.82%
Tax Free Money Market Fund                    3.47%       3.53%


HYPOTHETICAL TAX EQUIVALENT YIELD

TAX FREE MONEY MARKET FUND AND MUNICIPAL FUND
---------------------------------------------

     Tax Free Money Market Fund and Municipal Fund may also publish their tax-equivalent yield, which is the net annualized taxable yield needed to produce a specified tax-exempt yield at a given tax rate based on a specified 7 day period in the case of Tax Free Money Market Fund, and a specified 30-day period in the case of Municipal Fund. Tax-equivalent yield is calculated by dividing that portion of the Fund's yield which is tax-exempt by one minus a stated income tax rate and adding that quotient to the remaining portion, if any, of the yield of the Fund which is not tax-exempt.

                                                A TAX-EXEMPT YIELD OF
                                           5%, 7% AND 9% IS EQUIVALENT TO
                                              A FULLY TAXABLE YIELD OF*


1998 TAXABLE INCOME      1998 FEDERAL TAX
INDIVIDUAL RETURN           BRACKET          5%          7%       9%
--------------------     -------------     -------    -------   -------


$      0        25,350         15.0%         5.88%      8.24%     10.59%
$ 25,351        61,400         28.0%         6.94%      9.72%     12.50%
$ 61,401       128,100         31.0%         7.25%     10.14%     13.04%
$128,101       278,450         36.0%         7.81%     10.94%     14.06%
Over $278,450                  39.6%         8.28%     11.59%     14.90%


JOINT RETURN
------------
$      0        42,350         15.0%         5.88%      8.24%     10.59%
$ 42,351       102,300         28.0%         6.94%      9.72%     12.50%
$102,301       155,950         31.0%         7.25%     10.14%     13.04%
$155,951       278,450         36.0%         7.81%     10.94%     14.06%
Over $  278,450                39.6%         8.28%     11.59%     14.90%


--------------
* These illustrations assume the Federal alternative minimum tax is not applicable and that an individual is not a "head of household," a "married individual filing a separate return," or a "surviving spouse." Note also that these Federal income tax brackets and rates do not take into account the effects of (i) a reduction in the deductibility of itemized deductions for taxpayers whose federal adjusted gross income exceeds $124,500 (or, in the case of a separate return by a married individual, $62,250), or (ii) the gradual phase-out of the personal exemption amount for taxpayers whose federal adjusted gross income exceeds $124,500 (for single individuals) or $186,800 (for married individuals filing jointly).The effective federal tax rates and equivalent yields for such taxpayers would be higher than those shown above.



                                               TAX-EQUIVALENT YIELD (1)

                              SEVEN DAY         SEVEN DAY           30-DAY
                           TAX EQUIVALENT    TAX EQUIVALENT     TAX EQUIVALENT
                               YIELD         EFFECTIVE YIELD        YIELD
                               -----         ---------------        -----

Tax Free Money Market Fund      5.75%             5.90%              N/A
Municipal Fund                   N/A              N/A                6.62%

-----------
1 Assumes a 39.6% Federal marginal tax rate.


GENERAL

     Each Fund may from time to time advertise comparative performance as measured by various independent sources, including, but not limited to, Lipper Analytical Services, Inc., Donaghues Money Fund Report, Barron's, The Wall Street Journal, Weisenberger Investment Companies Service, Business Week, Changing Times, Financial World, Forbes, Fortune, Morningstar Mutual Funds, The New York Times, Personal Investor, Sylvia Porter's Personal Finance and Money.



       Each Fund may from time to time advertise its performance relative to certain indices and benchmark investments, including: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Standard & Poor's Indices; (f) other taxable investments including certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, money market mutual funds and repurchase agreements; and (g) historical investment data supplied by the research departments of various research and brokerage firms. In addition, each Fund may from time to time advertise its performance relative to the following benchmark indices: Core Bond Fund -- Lehman Aggregate Index; Municipal Fund -- Lipper Intermediate Municipal Bond Funds Average and Lehman Brothers 3-10 Year Municipal Bond Index; Quantitative Fund -- S&P 500 Index; Growth and Income Fund -- S&P 500 and Lipper Capital Growth and Income Funds Average; Tudor Fund -- Lipper Capital Appreciation Index and Russell 2500 Growth Index; International Fund -- Morgan Stanley Europe, Australia, Far East (EAFE) Index; and Growth Fund -- Lipper Small Cap Index, Wilshire Small Company Growth Index and Russell 2,000 Growth Index.

       The composition of the investments in the above-referenced indices and the characteristics of a Fund's benchmark investments are not identical to, and in some cases may be very different from, those of a Fund's portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by a Fund to calculate its performance figures.

     From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the Adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and regulated matters believed to be of relevance to a Fund.

     In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed by the Adviser and/or its affiliates, certain attributes or benefits to be derived from asset allocation strategies and the WPG mutual funds that may be offered as investment options for the strategic asset allocations. Such advertisements and information may also include the Adviser's current economic outlook and domestic and international market views to suggest periodic tactical modifications to current asset allocation strategies. Such advertisements and information may include other material which highlight or summarize the services provided in support of an asset allocation program.

     In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

     Performance data is based on historical results and is not intended to indicate future performance. Total return, thirty-day yield, 7-day yield and 7-day effective yield, tax equivalent yield and distribution rate will vary based on changes in market conditions, portfolio expenses, portfolio investments and other factors. The value of a Fund's shares will fluctuate and an investor's shares may be worth more or less than their original cost upon redemption. Each Fund may also, at its discretion, from time to time make a list of its portfolio holdings available to investors upon request. Performance information of a Fund may not provide a basis for comparison with other investments using a different method of calculating performance.

     Return for a Fund will fluctuate from time to time, unlike bank deposits or other investments which pay a fixed yield or return for a stated period of time, and do not provide a basis for determining future returns.


                              FINANCIAL STATEMENTS


     Each Fund's audited financial statements and related report of KPMG , independent auditors, included in the Annual Report to Shareholders of the Funds for the year ended December 31, 1997, is attached hereto and hereby incorporated by reference into this Statement of Additional Information.

                                   APPENDIX A

Description of Bond Ratings Moody's Investors Service, Inc.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Moody's also provides credit ratings for preferred stocks. It should be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

aaa: An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa: An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a: An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

baa: An issue which is rated "baa" is considered to be a medium grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba: An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b: An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     Moody's ratings for municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by establishing cash flows of funds for their servicing or by established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group. A short term issue having a demand feature (i.e. payment relying on external liquidity and usually payable on demand rather than fixed maturity dates) is differentiated by Moody's with the use of the Symbol VMIG, instead of MIG.

     Moody's also provides credit ratings for tax-exempt commercial paper. These are promissory obligations (1) not having an original maturity in excess of nine months, and (2) backed by commercial banks. Notes bearing the designation P-1 have a superior capacity for repayment. Notes bearing the designation P-2 have a strong capacity for repayment.

STANDARD & POOR'S RATINGS GROUP
-------------------------------

AAA: Bonds rated AAA have the higher rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

A: Bonds rated A have a very strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

     Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay interest or principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures.

     BB: Debt rated BB has less near-term vulnerability to default that other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

     B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

     S&P's top ratings for municipal notes issued after July 29, 1984 are SP-1 and SP-2. The designation SP-1 indicates a very strong capacity to pay principal and interest. A"+" is added for those issues determined to possess overwhelming safety characteristics. An "SP-2" designation indicates a satisfactory capacity to pay principal and interest.

     Commercial paper rated A-2 or better by S&P is described as having a very strong degree of safety regarding timeliness and capacity to repay. Additionally, as a precondition for receiving an S&P commercial paper rating, a bank credit line and/or liquid assets must be present to cover the amount of commercial paper outstanding at all times.

     The Moody's Prime-2 rating and above indicates a strong capacity for repayment of short-term promissory obligations.


                                    GLOSSARY
                                    --------

Commercial Paper: Short-term promissory notes of large corporations with excellent credit ratings issued to finance their current operations.

Certificates of Deposit: Negotiable certificates representing a commercial bank's obligations to repay funds deposited with it, earning specified rates of interest over given periods.

Bankers' Acceptances: Negotiable obligations of a bank to pay a draft which has been drawn on it by a customer. These obligations are backed by large banks and usually are backed by goods in international trade.

Time Deposits: Non-negotiable deposits in a banking institution earning a specified interest rate over a given period of time.

Corporate Obligations: Bonds and notes issued by corporations and other business organizations in order to finance their long-term credit needs.

                                   APPENDIX B

                          ADDITIONAL INVESTOR SERVICES

(Each Fund other than Tax Free Money Market Fund, Municipal Fund and Growth
                                     Fund)

PROTOTYPE RETIREMENT PLAN FOR EMPLOYERS AND SELF-EMPLOYED INDIVIDUALS

     Prototype retirement plans (the "Retirement Plan") are available for those entities or self-employed individuals who wish to purchase shares in a Fund (other than the Tax Free Money Market Fund, the Municipal Fund and Growth Fund) in connection with a money purchase plan or a profit sharing plan maintained by their employer. The Retirement Plans were designed to conform to the requirements of the Code and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Retirement Plans received opinion letters from the Internal Revenue Service (the "IRS") on March 29, 1990 that the form of the Retirement Plans is acceptable under Section 401 of the Code.

     Annual tax-deductible contributions to the Retirement Plan may be made up to the lesser of $30,000 or 25% of the participant's earned income (disregarding any compensation in excess of $160,000 (as adjusted by the IRS for inflation)). Under the terms of the Retirement Plan, contributions by or on behalf of participants may be invested in a Fund's shares with the designated custodian under the Retirement Plan (the "Retirement Plan's Custodian"). Investment in other mutual funds advised by the Adviser or one of its affiliates may also be available. Employers adopting the Retirement Plan may elect either that a participant shall specify the investments to be made with contributions by or on behalf of such participant or that the employer shall specify the investments to be made with all such contributions. Since no Fund is intended as a complete investment program it is important, in connection with such election, that employers give careful consideration to the fiduciary obligation requirements of ERISA.

     All dividends and distributions received by the Retirement Plan's Custodian on the Funds' shares held by the Plan's Custodian will be reinvested in the applicable Fund's shares at net asset value. Distributions of benefits to participants, when made, will be paid first in cash, to the extent that any amount credited to a participant's account is not invested in the applicable Fund's shares, and then in full Fund shares (and cash in lieu of fractional shares).

     Boston Safe Deposit and Trust Company serves as the Retirement Plan's Custodian under a Custodial Agreement. Custodian fees which are payable by the employer to the Retirement Plan's Custodian under such Custodial Agreement are a $10 application fee for processing the Retirement Plan application, an annual maintenance fee of $15 per participant, and a distribution fee of $10 for each distribution from a participant's account. Such fees may be altered from time to time by agreement of the employer and the Retirement Plan's Custodian. For further details see the terms of the Retirement Plan which are available from the Trust.

     Distributions must be made pursuant to the terms of the Retirement Plan and generally may not commence before retirement, disability, death, termination of employment, or termination of the Retirement Plan and must commence no later than April 1 of the year following the year in which the participant attains age 70 1/2 (the "required beginning date"). Distributions are taxed as ordinary income when received, except the portion, if any, considered a return of a participant's nondeductible contributions. Certain distributions before age 59 1/2 may be subject to a 10% nondeductible penalty on the taxable portion of the distribution. Failure to make minimum required distributions by the required beginning date may be subject to a 50% excise tax.

     It should be noted that the Retirement Plan is a retirement investment program involving commitments covering future years. In deciding whether to utilize the Retirement Plan, it is important that the employer consider his or her needs and those of the Retirement Plan participants and whether the investment objectives of the Funds are likely to fulfill such needs. Termination or curtailment of the Retirement Plan for other than business reasons within a few years after its adoption may result in adverse tax consequences.

     Employers who contemplate adoption of the Retirement Plan should consult an attorney or financial adviser regarding all aspects of the Plan as a retirement plan vehicle (including fiduciary obligations under ERISA).

INDIVIDUAL RETIREMENT ACCOUNT



       Persons with earned income, whether or not they are active participants in a pension, profit-sharing or stock bonus plan described in Code ss. 401(a), Federal, state or local pension plan, an annuity plan described in Code ss. 403(a), an annuity contract or custodial account described in Code ss. 403(b), a simplified employee pension plan described in Code ss. 408(k), or a trust described in Code ss. 501(c)(18) ("active participant"), generally are eligible to establish an Individual Retirement Account ("IRA"). An individual may make a deductible IRA contribution only if (i) the individual is not an active participant, or (ii) the individual has an adjusted gross income below a certain level ($50,000 for married individuals filing a joint return, with a phase-out for adjusted gross income between $50,000 and $60,000; $30,000 for a single individual, with a phase-out for adjusted gross income between $30,000 and $40,000). The phase-out ranges for deductibility are increased in years after 1998 until they reach $50,000 to $60,000 for single taxpayers for the year 2005 and thereafter and $80,000 to $100,000 for married taxpayers filing jointly for the years 2007 and thereafter. The phase-out range of $0 to $10,000 of AGI for an active participant, married and filing separately does not increase. An individual whose spouse is an active participant may still be able to make a deductible contribution if he or she is not an active participant, subject to a phase-out range of $150,000 to $160,000 of modified AGI if filing jointly. An individual who is not permitted to make a deductible contribution to an IRA for a taxable year may nonetheless make annual nondeductible contributions to an IRA up to the lesser of 100% of the individual's earned income or $2,000 to an IRA (up to $4,000 to IRAs for an individual and his or her spouse) for that year. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Also, annual contributions may be made to a spousal IRA even if the spouse has no earnings in a given year .


     Withdrawals from the IRA (other than the portion treated as a return of nondeductible contributions) are taxed as ordinary income when received, may be made without penalty after the participant reaches age 59 1/2 and must commence no later than the required beginning date (see discussion of Prototype Retirement Plans above). Withdrawals before age 59 1/2 may involve the payment of a 10% nondeductible penalty on the taxable portion of the amount withdrawn. The time and rate of withdrawal must conform with Code requirements in order to avoid adverse tax consequences. All dividends and distributions on shares held in IRA accounts are reinvested in full and fractional shares and are not subject to federal income tax until withdrawn from the IRA. Investors should consult their tax advisers for further tax information, including information with respect to the imposition of state and local income taxes and the effects of tax law changes.

     The Funds have arranged for Boston Safe Deposit and Trust Company to furnish the required custodial services for IRAs using any of a Fund's shares as the underlying investment. The Bank will charge an acceptance fee of $10 for each new IRA and an annual maintenance fee of $15 for each year that an IRA is in existence. There is a $10 fee for processing a premature distribution. These fees will be deducted from the IRA account and may be changed by the Custodian upon 30 days' prior notice.


     To establish an IRA for investment in a Fund's shares, an investor must complete an application and a custodial agreement that includes IRS Form 5305-A (which has been supplemented to provide certain additional custodial provisions) and must make an initial cash contribution to the IRA, subject to the limitation on contributions described above. Pursuant to IRS regulations, an investor may for seven days following establishment of an IRA revoke the IRA. Detailed information on IRAs, together with the necessary form of application and custodial agreement, is available from the Trust and should be studied carefully by persons interested in utilizing a Fund for IRA investments. Such persons should also consult their own advisers regarding all aspects of the Funds as an appropriate IRA investment vehicle.

ROTH INDIVIDUAL RETIREMENT ACCOUNT
----------------------------------

     Like the traditional IRA described above, a Roth Individual Retirement Account ("Roth IRA") is a program through which taxpayers may obtain certain income tax benefits for themselves. Unlike a traditional IRA, contributions to a Roth IRA are not deductible. However, a Roth IRA is a tax-sheltered account and, if certain conditions are met, distributions from a Roth IRA will be tax free.

     Annual contributions to a Roth IRA must be in cash and (other than rollover or conversion contributions) when combined with contributions to both traditional IRAs and other Roth IRAs may not exceed the lesser of $2,000 or 100 percent of compensation. The $2,000 maximum amount is reduced and phased out for a single taxpayer with modified adjusted gross income (AGI) between $95,000 and $110,000, and for a husband and wife who file joint returns and have AGIs between $150,000 and $160,000. The $2,000 maximum is reduced and phased out for married taxpayers filing separately with AGIs between zero and $10,000.

     Participation in a Roth IRA contribution is not limited by participation in a retirement plan or program other than a traditional IRA, as discussed above. In addition, unlike traditional IRAs, contributions to a Roth IRA may be made after age 70 1/2 so long as the IRA owner has compensation and an AGI below the maximum thresholds discussed above.

     Provided that all of the applicable rollover rules are followed, a Roth IRA may be rolled over to another Roth IRA, or may receive rollover contributions from either a traditional IRA or Roth IRA.

     If AGI is less than $100,000, an individual may rollover (or convert) all or any portion of any existing traditional IRA into a Roth IRA. The conversion amount or the amount of the rollover from the traditional IRA to the Roth IRA is treated as a distribution for income tax purposes and is includible in gross income (except for any nondeductible contributions). Although the rollover amount is generally included in income, the 10 percent early distribution excise tax does not apply to rollovers or conversions from a traditional IRA to a Roth IRA.

     For a rollover of assets from a traditional IRA to a Roth IRA prior to January 1, 1999, the taxable amount of the distribution is included in gross income ratably over a four year period beginning with 1998.

       Qualified distributions from a Roth IRA are NOT includable in income. Qualified distributions are distributions made AFTER the five taxable year period beginning with the first taxable year for which a contribution (or conversion from a traditional IRA) was made to the Roth IRA, and which is made after age 59 1/2, death, disability, or for first-time home buyer expenses.

SIMPLIFIED EMPLOYEE PENSION  PLAN

     A simplified employee pension (a "SEP") allows an employer to make contributions toward his or her own (if a self-employed individual) and his or her employees' retirement and, for certain SEPs established prior to 1997, may permit the employees to make elective deferrals by salary reduction. A SEP requires an Individual Retirement Account (a "SEP-IRA") to be established for each "qualifying employee," although the employer may include additional employees if it wishes. A qualifying employee is one who: (a) is at least age 21, (b) has worked for the employer during at least 3 of 5 years immediately preceding the tax year, and (c) has received at least $400 for 1998 (as indexed for inflation) in compensation in the tax year.


     An employer is not required to make any contribution to the SEP-IRA. However, if the employer does make a contribution, the contribution must be based on a written allocation formula and must not discriminate in favor of highly compensated employees, as defined in Code Section 414(q). The employer may make annual contributions on behalf of each qualifying employee, provided that the contributions, when combined with the employee's elective deferrals, do not exceed 15% of the employee's compensation or $30,000, whichever is less.

     A SEP-IRA that is part of a SEP established before 1997 may include a salary reduction arrangement under which the employee can choose to have the employer make contributions ("elective deferrals") to his or her SEP-IRA out of his or her salary. However, employees may make elective deferrals only if (i) at least 50% of the employer's eligible employees choose elective deferrals; (ii) the employer did not have more than 25 eligible employees at any time during the preceding year; and (iii) the amount deferred each year by each eligible highly compensated employee as a percentage of pay is no more than 125% of the average deferral percentage of all other eligible employees. An elective deferral arrangement is not available for a SEP maintained by a state or local government, or any of their political subdivisions, agencies, or instrumentalities, or to exempt organizations.


     In general, the total income which an employee can defer under a salary reduction arrangement included in a SEP and certain other elective deferral arrangements is limited to $10,000 (indexed annually for inflation). This dollar limit applies only to the elective deferrals, not to any contributions from employer funds. The Code may require that contributions be further limited to prevent discrimination in favor of highly compensated employees. An employee may also make regular IRA contributions to his or her SEP-IRA (see discussion of IRAs, above).


     Under the terms of the SEP-IRA, contributions by or on behalf of participants may be invested in Fund shares (or shares of other funds designated by the Adviser as eligible investments), as specified by the participant. All dividends and distributions on shares held in SEP-IRAs are reinvested in full and fractional shares. Since no Fund is intended as a complete investment program it is important, in connection with the adoption of a SEP-IRA, that employers give careful consideration to the fiduciary obligation requirements of ERISA, particularly those pertaining to diversification of investments.

     Withdrawals before age 59 1/2 may involve the payment of a 10% nondeductible penalty on the amount withdrawn. Withdrawals must commence no later than the required beginning date (see discussions of Prototype Retirement Plans, above). The time and rate of withdrawal must conform with

Code requirements in order to avoid adverse tax consequences. Contributions to a SEP-IRA by an employer are excluded from the employee's income rather than deducted from it. Elective deferrals made to an employee's SEP-IRA generally are excluded from his income in the year of deferral, but are included in wages for social security (FICA) and unemployment (FUTA) tax purposes. However, if the employee makes regular IRA contributions to his SEP-IRA, (other than elective deferrals), he can deduct them the same way as contributions to a regular IRA, up to the amount of his deduction limit. Investors should consult their tax advisers for further tax information including information with respect to the imposition of state and local income taxes and the effects of tax law changes.

     The Funds have arranged for Boston Safe Deposit and Trust Company to furnish the required custodial services for SEP-IRAs using the Fund's shares as the underlying investment. Boston Safe Deposit and Trust Company will charge an acceptance fee of $10 for each new SEP-IRA and an annual maintenance fee of $15 for each year that a SEP-IRA is in existence. There is a $10 fee for each premature distribution. These fees will be deducted from the SEP-IRA account and may be changed by the Custodian upon 30 days' prior written notice.

     To establish a SEP-IRA, an employer and employee should complete the Weiss, Peck & Greer IRA application materials, as well as IRS Form 5305-SEP. Pursuant to IRS regulations, an investor may for seven days following establishment of a SEP-IRA revoke the SEP-IRA. Detailed information on SEP-IRAs, together with the necessary form of application and custodial agreement, is available from the Fund and should be studied carefully by persons interested in utilizing the Fund for SEP-IRA investments. Such persons should also consult their own advisers regarding all aspects of the Fund as an appropriate SEP- IRA investment vehicle.

SIMPLE RETIREMENT PLANS
-----------------------

     Effective for plan years after 1996, an employer may establish a SIMPLE retirement plan under new Section 408(p) of the Code. Under such plan, the employer may make contributions to individual retirement accounts established for each employee. Such individual retirement accounts must, by their terms, be limited to contributions under a SIMPLE retirement program. THE WEISS, PECK & GREER IRA IS NOT SO LIMITED AND MAY NOT BE USED TO FUND A SIMPLE RETIREMENT PROGRAM.

                              WEISS, PECK & GREER

                                  MUTUAL FUNDS

                                 ANNUAL REPORT
                               DECEMBER 31, 1997

                                 WPG TUDOR FUND
                           WPG GROWTH AND INCOME FUND
                                WPG GROWTH FUND
                          WPG QUANTITATIVE EQUITY FUND
                     WEISS, PECK & GREER INTERNATIONAL FUND
                         WPG GOVERNMENT SECURITIES FUND
                      WPG INTERMEDIATE MUNICIPAL BOND FUND
                        WPG GOVERNMENT MONEY MARKET FUND
                         WPG TAX FREE MONEY MARKET FUND




                               ONE NEW YORK PLAZA
                            NEW YORK, NEW YORK 10004
                                  800-223-3332

WEISS, PECK & GREER MUTUAL FUNDS

TABLE OF CONTENTS



         Chairman's Letter .........................................   2
         Major Portfolio Changes - Equity Funds ....................   4
         Average Annual Total Returns ..............................   5
         Ten Largest Holdings ......................................  10
         Schedules of Investments:
             WPG Tudor Fund ........................................  12
             WPG Growth and Income Fund ............................  14
             WPG Growth Fund .......................................  16
             WPG Quantitative Equity Fund ..........................  18
             Weiss, Peck & Greer International Fund ................  19
             WPG Government Securities Fund ........................  22
             WPG Intermediate Municipal Bond Fund ..................  23
             WPG Government Money Market Fund ......................  27
             WPG Tax Free Money Market Fund ........................  27
         Statements of Assets and Liabilities ......................  34
         Statements of Operations ..................................  36
         Statements of Changes in Net Assets .......................  38
         Notes to Financial Statements .............................  40
         Financial Highlights ......................................  48


  GROWTH
  OBJECTIVE: Maximum capital appreciation (intended primarily for institutional investors).

  INTERNATIONAL
  OBJECTIVE: Long-term growth of capital.

  TUDOR
  OBJECTIVE: Capital appreciation.

  GROWTH AND INCOME
  OBJECTIVE: Long-term growth of capital and current income.

  QUANTITATIVE EQUITY
  OBJECTIVE: Seeks to provide investment results that exceed the S & P 500.

  INTERMEDIATE MUNICIPAL BOND
  OBJECTIVE: High current income consistent with relative stability of principal
             Exempt from Federal Income Tax.

  GOVERNMENT SECURITIES
  OBJECTIVE: Current income.

* TAX FREE MONEY MARKET
  OBJECTIVE: Maximize current income with preservation of capital and liquidity.
             Exempt from Federal Income Tax.

* GOVERNMENT MONEY MARKET
  OBJECTIVE: Maximize current income with preservation of capital and liquidity.

* Although these Funds are money market funds and attempt to maintain a stable $1.00 net asset value per share, investments in these Funds are neither insured or guaranteed by the U.S. Government. There can be no assurance that either Fund will be able to maintain a stable net asset value of $1.00 per share.

DEAR SHAREHOLDER:

DOMESTIC MARKETS
----------------

     1997 was an unprecedented year for domestic financial markets. The major stock indices returned over 20% for the third consecutive year, and the yields on long-term U.S. Treasury bonds fell to near record levels, ending the year with a yield of 5.92%.

     The S&P 500 gained 33.4% in 1997, completing a robust three-year period in which it has risen 125.6%. The ten-year performance of the S&P 500 is better than any other 10 year period in history, except for the two that ended in 1958 and 1959. The Dow Jones Industrial Average now has risen for seven consecutive years advancing more than 300%. The Wilshire 5000, a measure of the entire universe of domestic equity issues, rose 29% during 1997. Small stock performance lagged large cap returns, as evidenced by the Lipper Small Cap Index which returned 15.0% for the same time period.

     The stock market was more volatile during 1997 than in 1996. The Federal Reserve Board raised the federal funds rate during March 1997 when concerns arose regarding a strengthening U.S. economy and its effect upon future inflation. This action caused a sharp stock market setback of almost ten percent during early Spring. Cyclical and small cap issues rebounded decisively during the third quarter due to favorable valuations and the increasing confidence of investors regarding the profit outlook.

     Fourth quarter stock performance was dampened during late October when strong financial turmoil in Hong Kong caused world markets to correct. This concern spread to Korea and then to Japan, the largest capitalized Asian market. While Asia accounts for only a small proportion of U.S. companies' sales, it is important for most U.S. multinationals. As a result, during the quarter, defensive sectors outperformed. Utility issues and health care companies in particular performed well. Technology stocks and other economically sensitive issues significantly underperformed.

     The real success story of 1997 was that Consumer Price Index inflation fell to 1.7%, the lowest since 1986 when a collapse in oil prices aided that year's report. Energy and food prices helped 1997 results, but even without these two volatile components, prices would have only increased by just 2.2%; the lowest in thirty years. The Producer Price Index was actually negative for the year (-1.2%) and up slightly (+0.1%) when energy and food prices are eliminated. The outlook for 1998 suggests that a low inflation environment should continue.

     As we enter 1998, the lingering Asian financial crisis continues to create investor uncertainty regarding its impact upon the U.S. economy and corporate profits. A widening of our net export deficit will slow domestic economic activity, but inflation should be positively impacted due to lower import pricing. Asia's problems have already influenced domestic monetary policy, causing the Federal Reserve to maintain a steady rate structure. We expect that corporate operating earnings in 1998 will improve modestly, rising 5% to 7%, relative to an estimated increase of over 10% in 1997. High valuations and slower growth may also spur continued high merger activity.

     The 1998 economic environment should be characterized by diminishing growth combined with little corporate pricing power. Equity securities that exhibit steady, consistent earnings results should outperform.

     History suggests that after three years of spectacular stock market gains, 1998 most likely will show lower returns combined with continued high volatility. In this environment, stock selection will be increasingly important, and hence, our focus will be on companies that meet our overall investment profile and provide the greatest potential for long-term growth.

     The fixed income markets responded favorably to the decline in inflation, following a first quarter scare due to strong growth and fears of intensifying wage pressures. Lower levels of Treasury issuance due to a dramatic decline in the budget deficit also had a positive impact on performance. In the fourth quarter, however financial difficulties in Asia clearly dominated the fixed income markets. The resulting higher level of global economic uncertainty drove yields lower and caused corporate bonds to underperform Treasury securities. In spite of lower yields, mortgage securities performed well in 1997, as high credit quality and incremental yield remained in demand.

INTERNATIONAL MARKETS
---------------------

     1997 was a year of mixed fortunes in financial markets. Against the background of buoyant bond markets and strong gains on Wall Street, equity prices surged higher in Europe and the UK but suffered steep declines in Asia and Japan.

     The international story of the year was the gathering crisis in the Far East. Problems relating to international indebtedness and budget and current account worries seemed initially to be containable but investor worries reverberated through the region. One country after another suffered steep declines in both currency exchange rates and stock markets - a modern day domino effect. Concern turned to fear and it was clear that there was no place to hide in the region. Even Japan, which showed evidence of having broken out of economic lethargy, disappointed yet again.

     Fortunately, however, the economic and political environment in Europe and the UK was positive for equities. The UK economy was very strong throughout 1997. Corporate activity was also a feature of the year, not just with merger and acquisition activity but also with companies returning capital to shareholders. The strength of sterling benefited U.S. dollar returns from UK investments. On the continent of Europe, there was a growing confidence that economic activity was improving and there was a well entrenched belief that European Economic and Monetary Union (EMU) would start on time in 1999.

     Looking ahead, the uncertainties in Asia and Japan persist. IMF help has been sought by several Asian countries and there has been a plethora of announcements relating to budget spending controls, reforms and restructuring. Similarly, in Japan there are still problems in the banking sector and the economy's progress is hard to assess. In the UK, we anticipate that growth will slow and eventually interest rates will fall again, but an economic downturn is not expected. Growth in Europe could improve marginally on 1997 levels and we anticipate that EMU factors will continue to sustain investor confidence.

     At Weiss, Peck & Greer, we continue to direct our efforts to identify investments that will enable our shareholders to achieve their long term goals.


                                         Sincerely,


                                         /s/ Roger J. Weiss
                                         Roger J. Weiss
                                         Chairman of the Board
                                         January 20, 1998

WEISS, PECK & GREER MUTUAL FUNDS

MAJOR PORTFOLIO CHANGES - EQUITY FUNDS - QUARTER ENDING DECEMBER 31, 1997
                                         UNAUDITED




TUDOR                                   GROWTH AND INCOME

ADDITIONS                               ADDITIONS
---------                               ---------


ADVO Inc.                               Cisco Systems Inc.
Affiliated Managers Group               Conseco Inc. Preferred Stock 7.000%
Corrections Corp of America             Entertainment Properties Trust
Movado Group Inc.                       Ericsson L M Telephone Co. ADR Cl B
PETsMART Inc. Convertible Bond          Philip Services Corp.
  6.750% Due 11/1/04                    SAFECO Corp.
Rational Software Corp.
RSL Communications Ltd. Cl A
Staten Island Bancorp Inc.
Vencor Inc.
Washington Federal Inc.

DELETIONS                               DELETIONS
---------                               ---------

ESC Medical Systems Ltd.                Amerada Hess Corp.
EVI Inc.                                Colgate - Palmolive Co.
Globalstar Telecommunications Ltd.      Crescent Operating Inc.
Hyperion Software Corp.                 Dura Pharmaceuticals Convertible Bond
Just for Feet Inc.                        3.500% Due 7/15/02
Omnicare Care                           Gables Residential Trust
Papa John's International Inc.          Hercules Inc.
PETsMART Inc.                           Intel Corp.
Templeton Dragon Fund                   Motorola Inc.
Whole Foods Market Inc.                 Pharmacia & Upjohn Inc.

GROWTH                                  INTERNATIONAL

ADDITIONS                               ADDITIONS
---------                               ---------
ADVO Inc.                               Brambles Industries Ltd.
Affiliated Managers Group               Diageo PLC
Corrections Corp of America             Endesa SA
Emcor Group Inc.                        Mabuchi Motor Co.,Ltd.
Flexinternational Software              Nintendo Co.,Ltd.
KTI Inc.                                Sun Hung Kai Properties
Rational Software Corp.                 Total SA Cl B
Staten Island Bancorp Inc.              TTB Finance Cayman Convertible Bond
Washington Federal Inc.                   0.750% Due 9/29/49


DELETIONS                               DELETIONS
---------                               ---------
Aspect Telecommunications               Australia & New Zealand Bank Group
ESC Medical Systems Ltd.                Banque Nationale De Paris
Globalstar Telecommunications Ltd.      CSR
Hyperion Software Corp.                 Dai Ichi Kangyo Bank
Intermedia Communications Inc.          Dao Heng Bank Group
P - COM Inc.                            Hitachi Ltd.
Papa John's International Inc.          Iberdrola SA
Qualcomm Inc.                           Imperial Tobacco
Templeton Dragon Fund                   Mitsubishi Trust & Banking
Whole Foods Market Inc.                 Yokogawa Electric Corp.

WEISS, PECK & GREER MUTUAL FUNDS

AVERAGE ANNUAL TOTAL RETURN


TUDOR FUND

The Fund underperformed its benchmarks for the year ended December 31, 1997 as a result of unfavorable stock selection and an overweighting in the biotechnology, technology, telecommunications and retail sectors. This was partially offset by outperformance in the energy, financial and manufacturing sectors.

Adam Starr took over as portfolio manager for Melville Straus on December 17, 1997. Mr. Starr is in the process of reshaping the Fund's portfolio, concentrating on companies which he feels have the best fundamental investment prospects. Mr. Starr hopes to achieve more stability in returns of the Fund going forward.


[Graph omitted here]
Graph depicts the comparison of a $10,000 investment between the Tudor Fund and the Russell 2500 Growth Index and the Lipper Capital Appreciation Index for the periods from January 1988 through December 31,1997.


TUDOR FUND

                     TUDOR                 RUSSELL                LIPPER
                     -----                 -------                ------
1/1/88               10,000                10,000                 10,000
12/88                11,514                11,690                 11,285
12/89                14,397                14,555                 14,479
12/90                13,653                12,779                 13,352
12/91                19,908                19,811                 18,367
12/92                20,928                20,958                 19,756
12/93                23,728                23,502                 22,867
12/94                21,400                23,201                 22,305
12/95                30,213                30,983                 29,351
12/96                35,899                35,652                 33,739
12/97                39,887                40,914                 40,440





                          AVERAGE ANNUAL TOTAL RETURN
                   (for the periods ended December 31, 1997)


                                     1 year     5 years   10 years
                                     ------     -------   --------
TUDOR ...........................     11.11%    13.77%     14.84%

Russell 2500 Growth Index .......     14.76%    14.32%     15.13%
Lipper Cap Appreciation Index ...     19.86%    15.40%     14.99%



GROWTH AND INCOME FUND

The one year return of the Growth & Income Fund for 1997 was among the highest in the history of the Fund. The Fund outperformed the Lipper Growth & Income Average by over 9%. The Fund's annualized three year return of 31% outpaces the Lipper Growth & Income Average by over 4% per year. Financial, consumer cyclical and health care sectors led Fund performance during the year. American Express, Bank of New York, Federal National Mortgage Association and Travelers Group Inc. paced the financial sector, each increasing by over 50%. Bristol - Myers Squibb, Eli Lilly, Pfizer and Schering Plough were all up by more than 70% last year. Home Depot and Carnival Cruise Line were leading performers among several consumer cyclical holdings. The outlook for large cap investing continues to be positive. Slower economic growth in 1998 and continued pricing pressures will tend to favor large companies.

[Graph omitted here]
Graph depicts the comparison of a $10,000 investment between the Growth and Income Fund and the Lipper Growth & Income Funds Average for the periods of January 1988 through December 31, 1997.

GROWTH & INCOME FUND

                   G&I               S&P                   LIPPER
                   ---               ---                   ------
1/1/88             10,000            10,000                10,000
12/88              10,947            11,661                11,625
12/89              13,973            15,356                14,403
12/90              12,525            10,581                13,787
12/91              17,625            13,804                17,832
12/92              20,058            14,856                19,481
12/93              21,971            16,354                21,858
12/94              20,772            16,570                21,696
12/95              25,570            22,797                28,494
12/96              34,303            28,031                34,498
12/97              46,744            52,369                43,266






                          AVERAGE ANNUAL TOTAL RETURN
                   (for the periods ended December 31, 1997)


                                     1 year     5 years   10 years
                                     ------     -------   --------
GROWTH AND INCOME                    36.27%      18.44%    16.67%

S&P 500 Stock Index                  33.36%      20.27%    18.05%
Lipper Growth & Income
  Funds Average                      27.14%      17.63%    15.86%

WEISS, PECK & GREER MUTUAL FUNDS

AVERAGE ANNUAL TOTAL RETURN



GROWTH FUND

The Fund underperformed its benchmarks for the year ended December 31, 1997 as a result of unfavorable stock selection and an overweighting in the biotechnology, computer equipment and services, telecommunications and retail sectors. This was partially offset by outperformance in the energy, financial, business services and leisure sectors.

Adam Starr took over as portfolio manager for Melville Straus on December 17, 1997. Mr. Starr is in the process of reshaping the Fund's portfolio, concentrating on companies which he feels have the best fundamental investment prospects. Mr. Starr hopes to achieve more stability in returns of the Fund going forward.

[Graph omitted here]
Graph depicts the comparison of a $10,000 investment between the Growth Fund and the Wilshire Small Co. Growth Index, the Lipper Small Cap Index and the Russell 2000 Growth Index for the periods of January 198 through December 31, 1997.

GROWTH FUND

               GROWTH           WILSHIRE          LIPPER            RUSSELL
               ------           --------          ------            -------
1/1/88         250,000          250,000           250,000           250,000
12/88          278,525          298,250           300,850           300,925
12/89          347,794          354,649           364,209           361,622
12/90          303,277          287,195           314,021           296,663
12/91          475,568          450,321           488,415           451,549
12/92          505,386          509,764           518,581           486,634
12/93          580,486          601,419           606,353           551,649
12/94          499,044          604,667           603,442           538,244
12/95          697,264          817,449           794,251           705,314
12/96          822,702          930,911           908,385           784,733
12/97          902,258        1,078,461         1,045,097           886,356


                          AVERAGE ANNUAL TOTAL RETURN
                   (for the periods ended December 31, 1997)

                                     1 year   5 years  10 years
                                     ------   -------  --------
GROWTH ..........................     9.67%   12.29%   13.70%

Wilshire Small Co. Growth Index..    15.85%   16.17%   15.74%
Lipper Small Cap Index ..........    15.05%   15.04%   15.38%
Russell 2000 Growth Index .......    12.95%   12.74%   13.49%






QUANTITATIVE EQUITY FUND

The Fund lagged its benchmark in 1997. This was due to the risk adverse nature of the Fund and sector weightings that have differed from the benchmark. While still maintaining its risk features, the sector weightings were reallocated during the year so that they are now more in line with the benchmark of the S&P
500. As we move into 1998, we believe that the Fund is better positioned to beat the benchmark in either rising or falling market environments.


[Graph omitted here]
Graph depicts the comparison of a $10,000 investment between the Quantitative Equity Fund and the S&P 500 Index for the periods of January 1993 through December 31, 1997.

QUANTITATIVE EQUITY FUND

                        QUANTITATIVE
                           EQUITY                     S&P
                           ------                     ---
1/93                       10,000                    10,000
12/93                      11,390                    11,008
12/94                      11,429                    11,153
12/95                      15,242                    15,345
12/96                      18,064                    18,868
12/97                      22,665                    25,162



                          AVERAGE ANNUAL TOTAL RETURN
                   (for the periods ended December 31, 1997)

                              1 year         5 years+
                              ------         -------
QUANTITATIVE EQUITY ........  25.47%         17.78%

S&P 500 Stock Index ........  33.36%         20.27%

+ Commencement of operations 1/1/93

WEISS, PECK & GREER MUTUAL FUNDS

AVERAGE ANNUAL TOTAL RETURN


INTERNATIONAL FUND

1997 was a year of mixed fortunes in financial markets. Against the background of buoyant bond markets and strong gains on Wall Street, equity prices surged higher in Europe and the UK but suffered steep declines in Asia and Japan. Asset allocation in the Fund was adjusted to take advantage of this disparate market performance with holdings in the Far East reduced and holdings in Europe and the UK increased. As a result, the Fund returned 2.90% for the year ended December 31,1997 versus a return of 2.06% for the EAFE Index.


[Graph omitted here]
Graph depicts the comparison of a $10,000 investment between the International Fund and the EAFE for the periods of June 1989 through December 31, 1997.

INTERNATIONAL FUND

                           INTERNATIONAL             EAFE
                           -------------             ----
6/1/89                     10,000                    10,000
12/89                      11,054                    11,567
12/90                      9,415                     8,883
12/91                      9,510                     9,994
12/92                      8,984                     8,810
12/93                      12,329                    11,711
12/94                      11,550                    12,655
12/95                      12,812                    14,117
12/96                      13,406                    15,015
12/97                      13,793                    15,324




                          AVERAGE ANNUAL TOTAL RETURN
                    (for the periods ended December 31,1997)


                                                 since
                              1 year  5 years   inception+
                              ------  -------   ----------

INTERNATIONAL(A) .......      2.89%    8.96%      3.83%

EAFE (Europe, Australia,
  Far East) Index ......      2.06%   11.71%      5.10%

+   Commencement of operations 6/1/89

(A) The Adviser waived its fee from inception of the Fund through 2/28/90 and has waived a portion of its fee from that date through October 19, 1994. Had the Adviser not done so, the total return for the five years ended 12/31/97 and from inception through 12/31/97 would have been lower.



WEISS, PECK & GREER MUTUAL FUNDS

AVERAGE ANNUAL TOTAL RETURN


INTERMEDIATE MUNICIPAL BOND FUND

Municipal yields declined in step with treasuries during 1997. As rates edged downward, yield hungry investors moved cash into lesser grade securities. This phenomenon caused the yield spread between AAA rated securities and BBB rated securities to tighten. These two forces produced relatively strong returns for intermediate term municipal funds.

The Fund benefitted generally from the forces driving its market. Our philosophy of maintaining a neutral exposure to interest rate changes while seeking to uncover value at the security level generated returns in excess of the market. For the year, the total return of the Fund exceeded the return of its Morningstar benchmark by over 0.40% and exceeded its Lipper benchmark by almost 0.70%.

[Graph omitted here]
Graph depicts the comparison of a $10,000 investment between the Intermediate Municipal Bond Fund and the Lehman 3-10 Year Municipal Bond Index and the Lipper Intermediate Muni Funds Index.

INTERMEDIATE MUNICIPAL BOND

                    MUNI BOND    LEHMAN     LIPPER
                    ---------    ------     ------
7/1/93              10,000       10,000     10,000
12/93               10,348       10,414     10,344
12/94               10,111       10,138     9,970
12/95               11,329       11,536     11,284
12/96               11,805       12,041     11,700
12/97               12,732       12,937     12,538





                          AVERAGE ANNUAL TOTAL RETURN
                   (for the periods ended December 31, 1997)

                                                   since
                                          1 year inception +
                                          ------ -----------


INTERMEDIATE MUNICIPAL BOND (B) .......    7.85%    5.51%

Lehman Bros. 3-10 yr. Muni Bond Index..    7.44%    5.89%
Lipper Intermediate Muni Funds ........    7.16%    5.27%

+   Commencement of operations 7/1/93
(B) The Adviser waived its fee from inception of the Fund through October 19, 1994 and reimbursed certain other expenses. Had the Adviser not done so, the total return of the Fund for the year ended 12/31/97 and from inception through 12/31/97 would have been lower.

WEISS, PECK & GREER MUTUAL FUNDS

AVERAGE ANNUAL TOTAL RETURN

WPG GOVERNMENT SECURITIES FUND

For the year ended December 31, 1997 WPG's Government Securities Fund total return trailed that of the Morningstar General Government Bond Universe and the Lehman Brothers Intermediate Government Mortgage Index. In order to maintain income in a low interest rate environment, the Fund maintained a fairly large allocation in mortgage backed securities during 1997 due to the higher incremental yields versus Treasury securities. This allocation was reduced in the second quarter in response to increased risk due to the declining yield premium versus Treasuries. This strategy has a negative impact on returns relative to our benchmarks as mortgage securities continued to perform well. In the second half of the year, however the value of mortgage backed securities become more attractive versus Treasuries and the allocation was gradually increased to 40% - 50% of the Fund. Yield curve positioning was focused for much of the year on a "bullet" strategy (i.e. maturities centered around the weighted average) due to the overall higher portfolio yield this produced. The Fund did achieve its objective of providing attractive income with a relatively low level of principal risk.

As the new year begins the Fund will shift its focus and strategy to more of a fixed income, total return orientation. This will involve the inclusion of Investment grade and asset backed securities, in addition to Treasury, Agency and Agency Mortgage Securities. In addition, the Fund will seek to outperform on a total return basis a more broad based fixed income benchmark, the Lehman Brothers Aggregate Index. To reflect the more institutional nature of the client base, WPG will voluntarily cap the Fund's expenses ratio at 0.50%. Fund management feels that these changes will make the Fund more competitive and attractive to its shareholders.


[Graph omitted here]
Graph depicts the comparison of a $10,000 investment between the Government Securities Fund and the Lehman INTMD Government/MBS and the Morningstar General Government Bond Index for the periods of January 1988 through December 31, 1997.

GOVERNMENT SECURITIES FUND

                GOVERNMENT         LEHMAN              MORNINGSTAR
                ----------         ------              -----------
1/1/88           10,000             10,000              10,000
12/88            10,791             10,730              10,655
12/89            12,290             12,204              11,907
12/90            13,389             13,432              12,902
12/91            15,258             15,417              14,698
12/92            16,461             16,489              15,595
12/93            17,936             17,742              16,829
12/94            16,376             17,444              16,241
12/95            18,546             20,130              18,668
12/96            19,260             21,060              19,136
12/97            20,679             22,762              20,637




                          AVERAGE ANNUAL TOTAL RETURN
                   (for the periods ended December 31, 1997)

                                      1 year  5 years  10 years
                                      ------  -------  --------

GOVERNMENT SECURITIES ..............   7.37%   4.67%    7.54%

Lehman Intermed. Gov./MBS ..........   8.49%   6.74%    8.61%
Morningstar Gen'l Gov. Bond Index ..   7.84%   5.77%    7.51%

WEISS, PECK & GREER MUTUAL FUNDS

AVERAGE ANNUAL TOTAL RETURN


Performance represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Each Fund's results and the indices (except as noted below) assume the reinvestment of all capital gain distributions and income dividends. Each Fund's past performance is not indicative of future performance and should be considered in light of each Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. The S&P 500 Stock Index is a broad based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. The Russell 2000 Growth Index and Russell 2500 Growth Index are measurements of changes in stock market conditions based on the average performance of U.S. growth oriented securities with a median market capitalization of approximately $220 million and $1.4 billion, respectively. Lipper Analytical Services ("Lipper") and Morningstar compare mutual funds according to overall performance, investment objectives, investment policies, assets, expense levels, periods of existence and other factors. Wilshire Asset Management indices are derived from the largest 2500 of the Wilshire 5000 Stock Index and is a broad based index. The Lehman Brothers Intermediate Government/Mortgage Backed Securities Index is a market weighted blend of all intermediate government issues (3-10 year maturities) and all mortgage securities. The Lehman Brothers Aggregate Index is a market weighted blend of all government issues, mortgage securities and investment grade corporate debt securities. The Lehman Brothers 3-10 year Muni Bond Index is a broad based index which contains all securities in the Lehman Municipal Bond Index with maturities from 3-10 years. The Morgan Stanley Capital International Europe, Australia, Far East ("EAFE") is an index of more than 800 companies in Europe, Australia and the Far East.

WEISS, PECK & GREER MUTUAL FUNDS

TEN LARGEST HOLDINGS AT DECEMBER 31, 1997 *



                                             PERCENT
                                    VALUE     OF NET
TUDOR FUND                         (000'S)    ASSETS
----------                         -------    ------
Solectron Corp ..................   $5,299      3.2%
BE Aerospace Inc ................    4,810      2.9%
Starbucks Corp ..................    3,837      2.3%
Nuevo Energy Corp ...............    3,293      2.0%
PLATINUM Technology Inc .........    3,291      2.0%
Hexcel Corp .....................    3,274      2.0%
Gulf Canada Resources ...........    3,101      1.9%
Amerin Corp .....................    3,052      1.8%
Corrections Corp of America          3,039      1.8%
Hadco Corp ......................    3,009      1.8%
                                     -----      ---
                                   $36,005     21.7%
                                   =======     ====



                                            PERCENT
                                    VALUE    OF NET
GROWTH AND INCOME FUND             (000'S)   ASSETS
----------------------             -------   ------
Lilly (Eli) & Co .................. $4,526     3.9%
American Express Co ...............  4,463     3.8%
Carnival Corp .....................  4,430     3.8%
American International Group Inc. .  4,078     3.5%
Bank of New York Inc ..............  3,758     3.2%
Warner Lambert Co .................  3,720     3.2%
Storage Technology Corp ...........  3,345     2.8%
Travelers Group Inc. ..............  3,233     2.8%
Schlumberger Ltd ..................  3,220     2.7%
Cresent Real Estate Equities Inc ..  3,150     2.7%
                                     -----     ---
                                   $37,923    32.4%
                                   =======    ====




GROWTH FUND
-----------
BE Aerospace Inc ................. $1,150     2.5%
PLATINUM Technology Inc ..........  1,130     2.4%
Corrections Corp of America ......  1,112     2.4%
Gulf Canada Resources ............  1,099     2.4%
Amerin Corp ......................  1,092     2.3%
Nuevo Energy Corp ................  1,019     2.2%
Hexcel Corp ......................    935     2.0%
Hadco Corp .......................    905     1.9%
America West Holdings Corp. Cl B..    885     1.9%
Phycor Inc .......................    877     1.9%
                                      ---     ---
                                  $10,204    21.9%
                                  =======    ====


QUANTITATIVE EQUITY FUND
------------------------
Exxon Corp ...................... $ 3,794       4.0%
General Electric Co .............   2,876       3.0%
Dayton Hudson Corp ..............   2,720       2.8%
Ameritech Corp ..................   2,689       2.8%
Lilly (Eli) & Co ................   2,660       2.8%
International Business Machines
    Corp ........................   2,227       2.3%
Microsoft Corp ..................   2,210       2.3%
BellSouth Corp ..................   2,117       2.2%
Ford Motor Co ...................   1,845       1.9%
Royal Dutch Petroleum Co ADR ....   1,718       1.9%
                                    -----       ---
                                  $24,856      26.0%
                                  =======      ====



INTERNATIONAL FUND
------------------
Viag AG .........................   $288     3.4%
Commerzbank AG ..................    251     2.9%
Novartis AG .....................    250     2.9%
Nestle ..........................    214     2.5%
Preussag AG .....................    206     2.4%
Instituto Nazionale Delle
   Assicurazione ................    199     2.3%
Daimler Benz AG .................    197     2.3%
Eaux (Cie Generale Des) .........    195     2.3%
Nippon Telegraph & Telephone Corp    189     2.2%
Elsevier ........................    181     2.1%
                                     ---     ---
                                  $2,170    25.3%
                                  ======    ====

WEISS, PECK & GREER MUTUAL FUNDS

TEN LARGEST HOLDINGS AT DECEMBER 31,1997* - CONTINUED


                                                                                PERCENT
                                                                       VALUE    OF NET
GOVERNMENT SECURITIES FUND                                            (000'S)   ASSETS
--------------------------                                            -------   ------

United States Treasury Note 6.500% Due 10/15/06  .................... $27,574     25.4%
Government National Mortgage Association 7.000% Due 1/15/28 .........  14,698     13.6%
Federal National Mortgage Association 7.500% Due 1/1/13-1/1/28 ......  11,555     10.7%
Federal Home Loan Bank Discount Note Due 1/22/98 ....................  11,173     10.3%
Government National Mortgage Association 7.500% Due 9/15/07-8/15/17..   8,433      7.8%
United States Treasury Note 5.750% Due 9/30/99 ......................   7,405      6.8%
United States Treasury Bond 6.375% Due 8/15/27 ......................   6,065      5.6%
United States Treasury Note 6.500% Due 5/31/01 ......................   6,009      5.5%
Federal Home Loan Bank Discount Note Due 1/14/98 ....................   5,858      5.4%
Federal National Mortgage Association 6.500% Due 1/1/13 .............   5,629      5.2%
                                                                     --------     ----
                                                                     $104,399     96.3%
                                                                     ========     ====


INTERMEDIATE MUNICIPAL BOND FUND
--------------------------------
San Antonio Texas Electric & Gas 5.250% Due 2/1/10 ...................  $1,040       4.4%
San Francisco California City & County Refunding Series 1
   (FGIC Insured) 5.000% Due 6/15/10 .................................   1,030       4.4%
Port of Houston Texas General Obligation Bond 5.100% 10/1/11 .........   1,019       4.3%
Cook County Illinois School District No. 99 (FGIC Insured)
  8.500% Due 12/1/01 .................................................   1,011       4.3%
Springfield Illinois Electric Revenue 6.500% Due 3/1/08 ..............     863       3.7%
Lancaster County Pennsylvania General Obligation Bond Series B
(AMBAC Insured) 4.100% Due 11/1/03 ...................................     834       3.6%
Harris County Texas Flood District General Obligation Zero Coupon
  Due 10/1/06 ........................................................     642       2.7%
Oklahoma County Oklahoma Home Finance Authority Single Family
   Refunding Prerefunded Zero Coupon Due 7/1/12 ......................     642       2.7%
Cypress Fairbanks Texas General Obligation Independent School District
   7.300% Due 2/15/07 ................................................     603       2.6%
Surry County North Carolina Pollution Control Finance
  Authority 9.250% Due 12/1/02 .......................................     588       2.5%
                                                                        ------      ----
                                                                        $8,272      35.2%
                                                                        ======      ====

* The composition of the largest securities in each portfolio is subject to change.

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1997



NUMBER                                                                   VALUE
OF SHARES         SECURITY                                              (000'S)
---------         --------                                              -------

                                     TUDOR

               COMMON STOCKS (86.1%)
               CAPITAL GOODS
               COMMUNICATIONS (2.2%)
30,000        +Advanced Fibre Communication Inc. ...............         $   874
20,000        +Aspect Telecommunications ........................            417
87,500        +P-COM Inc. .......................................          1,509
40,000        +RSL Communications Ltd Cl A ......................            880
                                                                        --------
                                                                           3,680
                                                                        --------

               COMPUTER PERIPHERALS (0.3%)
60,000        +Network Computing Devices .......................             562
                                                                        --------
 .
               COMPUTER SOFTWARE & SERVICES (8.3%)
27,500        +Arbor Software Corp. .............................          1,114
29,000        +Data Processing ..................................            740
   125        +Exigent International Inc. .......................             --
39,500      * +Flexinternational Software .......................            612
44,500        +Industri-Matematik International Corp. ...........          1,313
20,000        +Legato Systems Inc. ..............................            880
50,000        +Made2Manage Inc. .................................            378
40,000        +Parametric Technology Corp. ......................          1,895
116,500      *+PLATINUM Technology Inc. .........................          3,291
156,500       +Rational Software Corp. ..........................          1,780
100,000       +Segue Software Inc. ..............................          1,088
30,000        +Vantive Corp. ....................................            758
                                                                        --------
                                                                          13,849
                                                                        --------

               INTERNET (1.1%)
50,000        +Security Dynamics Technology Inc. ................          1,787

               OTHER CAPITAL GOODS (6.1%)
179,800       +BE Aerospace Inc. ................................          4,810
131,300       +Hexcel Corp. .....................................          3,274
17,000        +Thermoquest Corp. ................................            308
50,000        +Thermoquest Corp. (A) ............................            861
75,000        +Trident International Inc. .......................            975
                                                                        --------
                                                                          10,228
                                                                        --------

               SEMICONDUCTORS & RELATED (1.4%)
31,000        +KLA - Tencor Corp. ..............................           1,197
25,500        +Uniphase Corp. ...................................          1,055
                                                                        --------
                                                                           2,252
                                                                        --------
                                                                          32,358
                                                                        --------

               CONSUMER
               BIOTECHNOLOGY (6.0%)
10,000        +Arqule Inc. ......................................            229
70,000       *+BioChem Pharmaceutical Inc. ......................          1,461


NUMBER                                                                     VALUE
OF SHARES         SECURITY                                               (000'S)
---------         --------                                               -------

                               TUDOR (CONTINUED)

30,000        +Cor Therapeutics .................................         $  675
20,000        +Dura Pharmaceuticals Inc. ........................            918
16,000        +Guilford Pharmaceuticals Inc. ....................            322
30,000        +INCYTE Pharmaceuticals Inc. ......................          1,350
57,500        *+North American Vaccine Inc. .....................          1,434
30,000        +Pathogenesis Corp. ...............................          1,114
114,200       +Ribi Immunochem Research Inc. ....................            421
15,000        +SANGSTAT Medical Corp. ...........................            607
149,900       +SEQUUS Pharmaceuticals Inc. ......................          1,115
30,000        +Synaptic Pharmaceutical Corp. ....................            326
                                                                        --------
                                                                           9,972
                                                                        --------

               HEALTH CARE - COST
               CONTAINMENT (4.0%)
100,000       +Access Health Inc. ...............................          2,938
75,000*        Integrated Health Services Inc. ..................          2,339
59,000        +Vencor Inc. ......................................          1,442
                                                                        --------
                                                                           6,719
                                                                        --------

                HEALTH CARE- OTHER (1.6%)
10,000         +Cadus Pharmaceutical Corp. ......................             64
97,000*        +Phycor Inc. .....................................          2,619
                                                                        --------
                                                                           2,683
                                                                        --------

               MEDIA-CELLULAR (2.4%)
120,000       +Loral Space & Communications .....................          2,573
81,000        +Western Wireless Corp Cl A .......................          1,407
                                                                        --------
                                                                           3,980
                                                                        --------

                MEDIA - OTHER (1.7%)
257,000        +Paging Networks Inc. ............................          2,763

               OTHER CONSUMER (6.9%)
40,600        +Central Garden & Pet .............................          1,066
31,500        +Ciena Corp. ......................................          1,925
30,000        *+Family Golf Centers Inc. ........................            941
30,000        +Gemstar International Group Ltd. .................            731
60,000        *Hollingher International .........................            840
32,500        +NBTY Inc. ........................................          1,085
55,000        *Royal Caribbean Cruises Ltd. .....................          2,932
360,500       +Wetherspoon J.D ..................................          1,983
                                                                        --------
                                                                          11,503
                                                                        --------

               RESTAURANTS (3.6%)
65,000        +Rainforest Cafe Inc. ............................           2,145
100,000       +Starbucks Corp. .................................           3,837
                                                                        --------
                                                                           5,982
                                                                        --------

               RETAIL (3.6%)
17,500        +Barnett Inc. .....................................            385
30,000       *+Friedman's Inc Cl A ..............................            538
32,000         Movado Group Inc. ................................            736



                       See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1997


NUMBER                                                                    VALUE
OF SHARES         SECURITY                                               (000'S)
---------         --------                                               -------

                               TUDOR (CONTINUED)

50,000        +Party City Corp. .................................         $1,613
65,000        +Williams Sonoma Inc. .............................          2,722
                                                                        --------
                                                                           5,994
                                                                        --------
                                                                          49,596
                                                                        --------

               ENERGY
               OIL & GAS EXPLORATION (3.9%)
443,000       +Gulf Canada Resources ...........................           3,101
80,800        +Nuevo Energy Co. .................................          3,293
                                                                        --------
                                                                           6,394
                                                                        --------

               OIL SERVICES (3.0%)
 7,500        +BJ Services Co. ..................................            540
15,000        +KTI Inc. .........................................            246
50,000        +Noble Drilling Corp. .............................          1,531
40,000        +Rowan Companies ..................................          1,220
35,000        +Weatherford Enterra Inc. .........................          1,531
                                                                        --------
                                                                           5,068
                                                                        --------
                                                                          11,462
                                                                        --------


               INTERMEDIATE GOODS & SERVICES
               BASIC INDUSTRIES (2.8%)
55,300         CalMat Co. .......................................          1,541
80,000         Lyondell Petrochemical Co. .......................          2,120
 7,000         OM Group Inc. ....................................            256
200,000       +Waxman Industries Inc. ...........................            738
                                                                        --------
                                                                           4,655
                                                                        --------

               BUSINESS SERVICES (14.3%)
12,500        +Cambridge Technology Partners Inc.. ..............            520
45,000        Checkpoint Systems Inc. ...........................            788
14,000        +Ciber Inc. .......................................            812
18,000        +Compuware Corp ...................................            576
82,000        +Corrections Corp of America ......................          3,039
35,000        +Emcor Group Inc. .................................            718
66,500        +Hadco Corp. ......................................          3,009
65,000        +International Network Services ...................          1,503
40,000        +Keane Inc. .......................................          1,625
230,200       +MoneyGram Payment Systems ........................          2,475
127,500       +Solectron Corp. ..................................          5,299
42,000        +Technology Solutions .............................          1,108
85,000        +Wackenhut Corrections Corp. ......................          2,284
                                                                        --------
                                                                          23,756
                                                                        --------

               TRANSPORTATION (3.3%)
153,300       +America West Holdings Corp.Cl B ..................          2,855


NUMBER                                                                     VALUE
OF SHARES         SECURITY                                               (000'S)
---------         --------                                               -------

                               TUDOR (CONTINUED)

45,000       *+Continental Airlines Cl B ........................         $2,166
20,000        +Virgin Express Holdings ADR ......................            415
                                                                        --------
                                                                           5,436
                                                                        --------
                                                                          33,847

               INTEREST SENSITIVE
               BANKS (3.3%)
85,000        +BankUnited Financial Corp Cl A ...................          1,310
23,000         Coastal Bancorp Inc. .............................            802
20,000         Seacoast Banking .................................            770
75,000        +Staten Island Bancorp Inc. .......................          1,570
31,500         Washington Federal Inc. ..........................            990
                                                                        --------
                                                                           5,442
                                                                        --------

               INSURANCE (1.8%)
109,000       +Amerin Corp. .....................................          3,052
                                                                        --------

               OTHER (2.9%)
45,000        +ADVO Inc. ........................................            878
71,400        +Affiliated Managers Group ........................          2,071
85,000        +Cadiz Land Company Inc. ..........................            728
23,500        +Cornell Corrections ..............................            488
85,000        +Novacare Employee Services .......................            680
                                                                        --------
                                                                           4,845
                                                                        --------
                                                                          13,339
                                                                        --------

               REAL ESTATE INVESTMENT TRUST (1.6%)
               RESIDENTIAL
109,500        Mills Corp. ......................................          2,683
                                                                        --------
               TOTAL COMMON STOCKS
               (Cost $102,419) ..................................        143,285
                                                                        --------
               CONVERTIBLE PREFERRED
                  STOCK (0.0%)
               CAPITAL GOODS (0.0%)
               OTHER CAPITAL GOODS
                  (Cost $500)
 5,138        +Advance Promotion Technologies Inc (A) ...........              1
                                                                        --------
NUMBER
OF WARRANTS
-----------
               WARRANTS (0.3%)
               ENERGY
               OIL SERVICES
                 (Cost $48)
10,000         B.J. Services Co. ................................            459
                                                                        --------


                       See notes to financial statements                Page 13

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1997


PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)             SECURITY                                             (000'S)
-------             --------                                             -------

                               TUDOR (CONTINUED)

               CONVERTIBLE BOND (1.6%)
               CONSUMER
               RETAIL
                 (Cost $2,500)
 $2,500        PETsMART Inc.
                    6.750% Due 11/1/04 (B) ......................         $2,614
                                                                        --------

               REPURCHASE AGREEMENT (15.9%)
                 (Cost $26,576)
 26,576        UBS Securities 6.250% Due 1/2/98
                 with a maturity value of $26,585
                 (Collateralized by $27,298
                 U.S. Treasury Bond
                 8.875% Due 2/15/19) ............................         26,576
                                                                        --------
               TOTAL INVESTMENTS (103.9%)
                 (Cost $132,043) ................................        172,935

               LIABILITES IN EXCESS OF
                 OTHER ASSETS (-3.9%) ...........................        (6,476)
                                                                        --------
               TOTAL NET ASSETS (100.0%) ........................       $166,459
                                                                        ========
(A) SEC Rule 144 security. Requires registration under the SEC Act of 1933 before it can be offered for public sale.
(B) SEC Rule 144A security. Such security has limited markets and is traded among "qualified institutional buyers."
+    Non-income producing security
*    Securities out on loan.


NUMBER                                                                     VALUE
OF SHARES         SECURITY                                               (000'S)
---------         --------                                               -------

                               GROWTH AND INCOME

               COMMON STOCKS (94.8%)
               CAPITAL GOODS
               AEROSPACE (2.1%)
50,000         Boeing Co. .......................................         $2,447
                                                                        --------

               BUSINESS SERVICES (0.9%)
75,000        +Philip Services Corp. ............................          1,078
                                                                        --------

               COMPUTER SOFTWARE &
               SERVICES (9.0%)
40,000         +BMC Software Inc. ...............................          2,625
100,000        +Cadence Design Systems Inc. .....................          2,450
37,500         +Cisco Systems Inc. ..............................          2,091
54,000         +Storage Technology Corp. ........................          3,345
                                                                        --------
                                                                          10,511
                                                                        --------

               OTHER CAPITAL GOODS (7.4%)
30,000         Emerson Electric Co. .............................          1,693
50,000         Ericsson L M Telephone Co. ADR Cl B ..............          1,866
40,000         General Electric Co. .............................          2,935
30,000         Xerox Corp. ......................................          2,214
                                                                        --------
                                                                           8,708
                                                                        --------
                                                                          22,744
                                                                        --------

               CONSUMER
               HEALTH CARE (16.4%)
40,000         American Home Products Corp. .....................          3,060
24,000         Bristol-Myers Squibb Co. .........................          2,271
65,000         Lilly (Eli) & Co. ................................          4,526
25,000         Merck & Co. ......................................          2,656
40,000         Pfizer Inc. ......................................          2,982
30,000         Warner Lambert Co. ...............................          3,720
                                                                        --------
                                                                          19,215
                                                                        --------

               RESTAURANTS (2.4%)
60,000         McDonald's Corp. .................................          2,865
                                                                        --------
               OTHER CONSUMER (12.0%)
80,000         Carnival Corp. ...................................          4,430
65,000         Hilton Hotel Corp. ...............................          1,934
50,000         Home Depot .......................................          2,928
62,500         Philip Morris Companies Inc. .....................          2,832
50,000         Tandy Corp. ......................................          1,928
                                                                        --------
                                                                          14,052
                                                                        --------
                                                                          36,132
                                                                        --------

Page 14                     See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1997


NUMBER                                                                     VALUE
OF SHARES         SECURITY                                               (000'S)
---------         --------                                               -------

                         GROWTH AND INCOME (continued)

               OTHER CONSUMER
               CONSUMER NON-DURABLES (1.7%)
30,000         Johnson & Johnson Co. ............................         $1,976
                                                                        --------

               INTERMEDIATE GOODS & SERVICES
               BASIC INDUSTRIES (1.8%)
50,000         Monsanto Co. .....................................          2,100


               NATURAL RESOURCES
               ENERGY & RELATED (9.2%)
35,000         Dresser Industries Inc. ..........................          1,468
75,000         Energen Corp. ....................................          2,981
50,000         Exxon Corp. ......................................          3,059
40,000         Schlumberger Ltd. ................................          3,220
                                                                        --------
                                                                          10,728
                                                                        --------

               REAL ESTATE INVESTMENT TRUSTS
               COMMERCIAL & INDUSTRIAL (6.7%)
50,000         CCA Prison Realty Trust ..........................          2,231
80,000         Crescent Real Estate Equities Inc. ...............          3,150
80,000         Duke Realty Investors Inc. .......................          1,940
25,000         Entertainment Properties Trust ...................            484
                                                                        --------
                                                                           7,805
                                                                        --------

               HEALTH CARE (1.3%)
75,000         LTC Properties Inc. ..............................          1,556
                                                                        --------

               RESIDENTIAL (1.5%)
70,000         Mills Corp. ......................................          1,715
                                                                        --------
                                                                          11,076
                                                                        --------

               INTEREST SENSITIVE
               BANKS (7.9%)
40,000         BankAmerica Corp. ................................          2,920
65,000         Bank of New York Inc. ............................          3,758
35,000         Barnett Banks Inc. ...............................          2,516
                                                                        --------
                                                                           9,194
                                                                        --------

               INSURANCE (8.3%)
37,500         American International Group Inc. ................          4,078
50,000         SAFECO Corp. .....................................          2,437
60,000         Travelers Group Inc. .............................          3,233
                                                                        --------
                                                                           9,748
                                                                        --------


NUMBER                                                                     VALUE
OF SHARES         SECURITY                                               (000'S)
---------         --------                                               -------

                         GROWTH AND INCOME (continued)

               OTHER (6.2%)
50,000         American Express Co. .............................         $4,463
50,000         Federal National Mortgage Association ............          2,853
                                                                        --------
                                                                           7,316
                                                                        --------
                                                                          26,258
                                                                        --------

               TOTAL COMMON STOCKS
                 (Cost $71,171) .................................        111,014
                                                                        --------


               PREFERRED STOCK (1.5%)
                 (Cost $1,794)
               INTEREST SENSITIVE
               INSURANCE (1.5%)
35,000         Conseco Inc 7.000% ...............................          1,794
                                                                        --------


PRINCIPAL
AMOUNT
(000'S)
-------
               EURODOLLAR DEPOSIT (1.9%)
                 (Cost $2,237)
 $2,237        Societe Generale Bank
                  5.500% Due 1/2/98 .............................          2,237
                                                                        --------

               TOTAL INVESTMENTS (98.2%)
                 (Cost $75,202) .................................        115,045

               OTHER ASSETS IN EXCESS
               OF LIABILITIES (1.8%) ............................          2,101
                                                                        --------

               TOTAL NET ASSETS (100.0%) ........................       $117,146
                                                                       =========
+    Non-income producing security.



                       See notes to financial statements                Page 15

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1997



NUMBER                                                                    VALUE
OF SHARES         SECURITY                                              (000'S)
---------         --------                                              -------

                                     GROWTH

               COMMON STOCKS (79.6%)
               CAPITAL GOODS
               COMMUNICATION (0.5%)
 8,000        +Advanced Fibre Communication Inc. ................         $  233
                                                                        --------

               COMPUTER PERIPHERALS (0.5%)
23,500        +Network Computing Devices ........................            220
                                                                        --------

               COMPUTER SOFTWARE (7.9%)
10,000       *+Flexinternational Software .......................            155
11,000        +Parametric Technology Corp. ......................            521
40,000        +PLATINUM Technology Inc. .........................          1,130
57,500        +Rational Software Corp. ..........................            654
17,500        +Security Dynamics Technology Inc. ................            626
25,000        +Segue Software Inc. ..............................            272
12,500        +Vantive Corp. ....................................            316
                                                                        --------
                                                                           3,674
                                                                        --------

               OTHER CAPITAL GOODS (7.6%)
43,000        +BE Aerospace Inc. ................................          1,150
17,500        +Emcor Group Inc. .................................            359
37,500       *+Hexcel Corp. .....................................            935
250,000      *+Noise Cancellation Technology ....................            281
25,000        +ThermoQuest Corp. (A) ............................            431
30,000        +Trident International Inc. .......................            390
                                                                        --------
                                                                           3,546
                                                                        --------

               SEMI-CONDUCTORS & RELATED (0.9%)
10,500        +KLA - Tencor Corp ................................            406
                                                                        --------
                                                                           8,079
                                                                        --------


               CONSUMER
               BIOTECHNOLOGY (5.7%)
22,500        +BioChem Pharmaceutical Inc. ......................            470
10,000        +Cor Therapeutics .................................            225
 8,500        +INCYTE Pharmaceuticals Inc. ......................            382
   300        +Metra Biosystems Inc. ............................              1
14,700       *+North American Vaccine Inc. ......................            367
10,500        +Pathogenesis Corp ................................            390
100,000       +Ribi Immunochem Research Inc. ....................            369
60,000        +SEQUUS Pharmaceuticals Inc. ......................            446
                                                                        --------
                                                                           2,650
                                                                        --------

               HEALTH CARE - COST
                   CONTAINMENT (3.9%)
22,500        +Access Health Inc. ...............................            661
22,500         Integrated Health Services Inc. ..................            702
18,500        +Vencor Inc. ......................................            452
                                                                        --------
                                                                           1,815
                                                                        --------



NUMBER                                                                     VALUE
OF SHARES           SECURITY                                             (000'S)
---------           --------                                             -------

                               GROWTH (continued)

               HEALTH CARE - OTHER (1.9%)
32,500*       +Phycor Inc. ......................................         $  877
                                                                        --------

               HEALTH CARE - PHARMACEUTICALS (0.7%)
 7,000        +Dura Pharmaceuticals Inc. ........................            321
                                                                        --------

               MEDIA - CELLULAR (1.4%)
30,000        +Loral Space & Communications .....................            643
                                                                        --------

               MEDIA - OTHER (1.4%)
62,000        +Paging Network Inc. ..............................            666
                                                                        --------

               OTHER CONSUMER (4.8%)
 7,500       *+Central Garden & Pet .............................            197
11,000        +Ciena Corp .......................................            672
10,000        +Gemstar International Group Ltd. .................            244
20,000        *Hollinger International ..........................            280
16,000         Royal Caribbean Cruises Ltd. .....................            853
                                                                        --------
                                                                           2,246
                                                                        --------

               RESTAURANTS (1.9%)
13,000        +Rainforest Cafe Inc. .............................            429
12,000        +Starbucks Corp ...................................            460
                                                                        --------
                                                                             889
                                                                        --------

               RETAIL (5.9%)
 8,000        +Barnett Inc. .....................................            176
10,000        +Friedman's Inc Cl A ..............................            179
55,000        +Just for Feet Inc. ...............................            722
15,000        +Party City Corp. .................................            484
105,000       +PETsMART Inc. ....................................            761
10,000       *+Williams Sonoma Inc. .............................            419
                                                                        --------
                                                                           2,741
                                                                        --------
                                                                          12,848
                                                                        --------


               ENERGY
               OIL & GAS EXPLORATION (4.5%)
157,000       +Gulf Canada Resources ...........................           1,099
25,000        +Nuevo Energy Co. .................................          1,019
                                                                        --------
                                                                           2,118
                                                                        --------

               OIL SERVICES (3.0%)
 3,500        +BJ Services Co. ..................................            252
16,000        +Noble Drilling Corp ..............................            490
 9,500        +Rowan Companies ..................................            289
 8,500        +Weatherford Enterra Inc. .........................            372
                                                                        --------
                                                                           1,403
                                                                        --------
                                                                           3,521
                                                                        --------


Page 16                     See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1997


NUMBER                                                                     VALUE
OF SHARES         SECURITY                                               (000'S)
---------         --------                                               -------
                               GROWTH (continued)

               INTERMEDIATE GOODS & SERVICES
               BASIC INDUSTRIES (3.7%)
18,800         CalMat Co. .......................................         $  524
 6,500       *+KTI Inc ..........................................            107
32,500         Lyondell Petrochemical Co. .......................            861
62,200       *+Waxman Industries Inc. ...........................            229
                                                                        --------
                                                                           1,721
                                                                        --------

               BUSINESS SERVICES (12.8%)
422,500      *+Advanced Promotion Technology Inc. ...............              4
13,500       *+Checkpoint Systems Inc. ..........................            236
 5,000        +Compuware Corp ...................................            160
30,000        +Corrections Corp. of America .....................          1,112
20,000        +Hadco Corp .......................................            905
33,000       *+International Network Services ...................            763
12,000        +Keane Inc. .......................................            488
72,500        +MoneyGram Payment Systems ........................            779
18,000        +Solectron Corp ...................................            748
13,500        +Technology Solutions .............................            356
15,000        +Wackenhut Corrections Corp. ......................            403
                                                                        --------
                                                                           5,954
                                                                        --------

               TRANSPORTATION (1.9%)
47,500        +America West Holdings Corp Cl B ..................            885
                                                                        --------
                                                                           8,560
                                                                        --------

               INTEREST SENSITIVE
               BANKS (3.6%)
32,500        +BankUnited Financial Corp Cl A ...................            501
 7,500         Coastal Bancorp Inc. .............................            262
 5,500         Seacoast Banking .................................            212
25,000        +Staten Island Bancorp Inc. .......................            523
 5,000         Washington Federal Inc. ..........................            157
                                                                        --------
                                                                           1,655
                                                                        --------

               INSURANCE (2.3%)
39,000        +Amerin Corp. .....................................          1,092
                                                                        --------

               OTHER (1.8%)
10,000        +ADVO Inc. ........................................            195
22,000       *+Affiliated Managers Group ........................            638
                                                                        --------
                                                                             833
                                                                        --------
                                                                           3,580
                                                                        --------

               REAL ESTATE INVESTMENT TRUST
               RESIDENTIAL (1.0%)
20,000         Mills Corp .......................................            490

               TOTAL COMMON STOCKS
                (Cost $31,003) ..................................         37,078


PRINCIPAL
AMOUNT                                                                     VALUE
(000'S)        SECURITY                                                  (000'S)
-------        --------                                                  -------
                               GROWTH (continued)

               REPURCHASE AGREEMENT (34.9%)
                (Cost $16,253)
 $16,253       UBS Securities 6.250% Due 1/2/98
                 with maturity value of $16,259
                 (Collateralized by $16,546
                 U.S. Treasury Note
                 9.000% Due 11/15/18) ...........................        $16,253
                                                                        --------

                TOTAL INVESTMENTS (114.5%)
                  (Cost $47,256) ................................         53,331

                LIABILITIES IN EXCESS OF
                  OTHER ASSETS (-14.5%) .........................        (6,774)
                                                                        --------

                TOTAL NET ASSETS (100.0%) .......................        $46,557
                                                                        ========

+   Non-income producing security.
*   Security out on loan.
(A) SEC Rule 144 security. Requires registration under the SEC Act of 1933 before it can be offered for public sale.


                       See notes to financial statements                Page 17

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1997


NUMBER                                                                     VALUE
OF SHARES         SECURITY                                              (000'S)
---------         --------                                              -------
                              QUANTITATIVE EQUITY

               COMMON STOCKS (95.4%)
               BASIC MATERIALS (3.5%)
10,900         Dow Chemical Co. .................................         $1,106
14,800         Fort James Corp. .................................            566
10,000         Rohm & Haas Co. ..................................            958
24,200         USX US Steel Group ...............................            756
                                                                        --------
                                                                           3,386
                                                                        --------

               CONSUMER CYCLICAL (11.3%)
19,700         Brunswick Corp ...................................            597
17,062        +Cendant Corp. ....................................            587
45,600         Darden Restaurants Inc. ..........................            570
40,300         Dayton Hudson Corp. ..............................          2,720
 7,600        +Federated Department Stores Inc. .................            327
37,900         Ford Motor Co. ...................................          1,845
 6,400         King World Productions Inc. ......................            370
10,400         Masco Corp .......................................            529
16,500         New York Times Co Cl A ...........................          1,091
25,600         TJX Companies Inc. ...............................            880
10,600         VF Corp ..........................................            488
 8,900         Walt Disney Co. ..................................            882
                                                                        --------
                                                                          10,886
                                                                        --------

               CONSUMER NON - CYCLICAL (11.0%)
20,200         American Stores Co. ..............................            415
28,539         Archer Daniels Midland Co. .......................            619
14,400         Campbell Soup Co. ................................            837
 7,800         Clorox Co. .......................................            617
10,600         Colgate- Palmolive Co. ...........................            779
16,900         Coors (Adolph) Cl B ..............................            562
 9,900         Dean Foods .......................................            589
14,300         Heinz H J Co. ....................................            727
13,300         Kellogg Co. ......................................            660
19,000         Newell Co. .......................................            807
28,400         PepsiCo, Inc. ....................................          1,035
30,600         Philip Morris Companies Inc. .....................          1,387
 8,500         Procter & Gamble Co. .............................            678
16,100         Quaker Oats Co. ..................................            849
                                                                        --------
                                                                          10,561
                                                                        --------

               ENERGY (8.2%)
 6,400         Coastal Corp. ....................................            396
62,000         Exxon Corp. ......................................          3,794
31,700         Royal Dutch Petroleum Co ADR .....................          1,718
 6,600         Schlumberger Ltd. ................................            531
18,000         Texaco Inc. ......................................            979
 8,600         Tidewater Inc. ...................................            474
                                                                        --------
                                                                           7,892
                                                                        --------



NUMBER                                                                     VALUE
OF SHARES         SECURITY                                               (000'S)
---------         --------                                               -------
                        QUANTITATIVE EQUITY (continued)

               FINANCIAL (16.7%)
13,700         Allstate Corp ....................................         $1,245
19,400         American General Corp ............................          1,049
17,600         BankAmerica Corp. ................................          1,285
13,300         Bankers Trust N.Y. Corp. .........................          1,495
11,100         Chase Manhattan Corp. ............................          1,215
23,000         Comdisco Inc. ....................................            769
12,900         Comerica Inc. ....................................          1,164
18,400         Fannie Mae .......................................          1,050
14,400         First Chicago NBD ................................          1,202
 5,100         Golden West Financial ............................            499
10,400         Marsh & McLennan Companies .......................            776
22,935         Morgan Stanley Dean Witter Discover ..............          1,356
20,900         Southtrust Corp. .................................          1,326
29,100         Travelers Group Inc. .............................          1,568
                                                                        --------
                                                                          15,999
                                                                        --------

               HEALTH (10.7%)
17,900         Abbot Laboratories ...............................          1,174
10,500         Bristol-Myers Squibb Co. .........................            994
38,200         Lilly (Eli) & Co. ................................          2,660
15,100         Merck & Co. ......................................          1,604
26,600         Schering-Plough Corp. ............................          1,652
15,500        +Tenet Healthcare Corp. ...........................            513
10,700         Warner Lambert Co. ...............................          1,327
 8,200        +Wellpoint Health Networks ........................            346
                                                                        --------
                                                                          10,270
                                                                        --------

               INDUSTRIALS (10.1%)
16,900         Browning Ferris Industries Inc. ..................            625
 6,700         Centex Corp. .....................................            422
12,800         Cooper Industries Inc. ...........................            627
10,100         Deere & Co. ......................................            589
12,700         Deluxe Corp. .....................................            439
39,200         General Electric Co. .............................          2,876
11,600         Ingersoll Rand Co. ...............................            470
17,900         International Paper Co. ..........................            772
15,100         Lubrizol Corp. ...................................            557
25,050         Parker Hannifin Corp. ............................          1,149
11,500         Textron Inc. .....................................            719
 7,400         Tribune Co. ......................................            461
                                                                         -------
                                                                          9,706
                                                                        --------

               TECHNOLOGY (19.2%)
14,700        +Airtouch Communications,Inc ......................            611
33,400         Ameritech Corp. ..................................          2,689
37,600         BellSouth Corp. ..................................          2,117
14,750         Compaq Computer Corp. ............................            833
 9,300         Computer Associates International Inc. ...........            492
 4,900         Eaton Corp. ......................................            437


Page 18                    See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1997


NUMBER                                                                     VALUE
OF SHARES         SECURITY                                               (000'S)
---------         --------                                               -------
                        QUANTITATIVE EQUITY (continued)

10,200         General Dynamics Corp. ...........................         $  882
13,800         Harris Corp. .....................................            633
14,800         Hewlett Packard Co. ..............................            925
 6,000         Honeywell Inc. ...................................            411
17,500         Intel Corp. ......................................          1,229
21,300         International Business Machines Corp. ............          2,227
17,100        +Microsoft Corp. .................................           2,210
16,900        +National Semiconductor ..........................             438
 9,200         Pitney Bowes Inc. ................................            827
13,100         Texas Instruments Inc. ...........................            590
11,600         Xerox Corp. ......................................            856
                                                                        --------
                                                                          18,407
                                                                        --------

               TRANSPORTATION (1.1%)
 6,000         Burlington Northern Santa Fe .....................            558
 3,900         Delta Air Lines, Inc. ............................            464
                                                                        --------
                                                                           1,022
                                                                        --------

               UTILITIES (3.6%)
16,900         AT & T Corp. .....................................          1,035
19,200         Edison International .............................            522
 7,400         FPL Group Inc. ...................................            438
25,200         GPU Inc. .........................................          1,062
14,100         Washington Gas Light Co. .........................            436
                                                                        --------
                                                                           3,493
                                                                        --------
               TOTAL COMMON STOCKS
               (Cost $70,680)                                             91,622
                                                                        --------

PRINCIPAL
AMOUNT
------
(000's)
               U.S. GOVERNMENT
               OBLIGATION (4.8%)
                 (Cost $4,586)
  $4,600     * US Treasury Bill Due 1/22/98 .....................          4,586
                                                                        --------
               TOTAL INVESTMENTS (100.2%)
                 (Cost $75,266) .................................         96,208

               LIABILITIES IN EXCESS OF
                 OTHER ASSETS (-0.2%) ...........................          (153)
                                                                        --------

               TOTAL NET ASSETS (100.0%) ........................        $96,055
                                                                        ========
NUMBER OF                  UNREALIZED
CONTRACTS                  APPRECIATION
---------                  ------------
               FUTURES PURCHASED
                (Aggregated futures amount $4,376)
     18        March S&P 500 Futures ............................             30
                                                                        --------



+   Non-income producing security.
*   Securities pledged in whole or part for futures purchased.



NUMBER                                                                     VALUE
OF SHARES         SECURITY                                               (000'S)
---------         --------                                               -------
                                 INTERNATIONAL

               COMMON STOCKS (109.6%)
               AUSTRALIA (2.2%)
 3,700         Brambles Industries Ltd. .........................         $   73
 4,000         Broken Hill Property .............................             37
 5,600         National Australia Bank Ltd. .....................             78
                                                                        --------
                                                                             188
                                                                        --------
               AUSTRIA (1.5%)
   915         OMV ..............................................            127

               BELGIUM (1.1%)
   215         Generale De Banque ...............................             94

               DENMARK (1.0%)
 1,330         Tele Danmark `B' .................................             82

               FRANCE (13.6%)
 1,421         Alcatel Alsthom ..................................            181
 2,282         Axa Uap ..........................................            176
   975         Christian Dior ...................................            100
 1,396         Eaux (Cie Generale Des) ..........................            195
 1,614         Havas ............................................            116
 1,885         Lafarge ..........................................            124
   921         Societe Generale .................................            125
 1,340         Total SA - Cl B ..................................            146
                                                                        --------
                                                                           1,163
                                                                        --------

               GERMANY (11.0%)
 6,371         Commerzbank AG ...................................            251
 2,815         Daimler Benz AG ..................................            197
   676         Preussag AG ......................................            206
   534         Viag AG ..........................................            288
                                                                        --------
                                                                             942
                                                                        --------

               HONG KONG (2.2%)
 7,000         Cheung Kong Holdings .............................             46
34,400         Hong Kong & China Gas ............................             66
11,000         Sun Hung Kai Properties ..........................             77
                                                                        --------
                                                                             189
                                                                        --------

               ITALY (5.0%)
43,393         Fiat Spa .........................................            126
98,000         Istituto Nazionale Delle
                    Assicurazione ...............................            199
15,835         Telecom Italia ...................................            101
                                                                        --------
                                                                             426
                                                                        --------

               JAPAN (23.7%)
 6,000         The Bank of Tokyo-Mitsubishi .....................             83
   440         Canon Sales Co. ..................................              5
    80         Circle K Japan Co. ...............................              4
 4,000         Eisai Co. ........................................             61



                       See notes to financial statements                 Page 19

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1997

NUMBER                                                                     VALUE
OF SHARES         SECURITY                                               (000'S)
---------         --------                                               -------
                           INTERNATIONAL (continued)

 2,000         Fuji Photo Film Ltd. .............................         $   76
 8,000         Fujikura Cable ...................................             53
 5,000         Fujitsu Ltd. .....................................             54
    15         Japan Tobacco Inc. ...............................            106
 6,000         Kinden Corp. .....................................             64
 1,000         Mabuchi Motor Co. Ltd. ...........................             51
 4,000         Matsushita Electric Industrial ...................             58
 2,700         Meitec ...........................................             76
 7,000         Mitsui Fudosan Co. ...............................             68
 9,000         Mitsui & Co. .....................................             53
 5,000         Mycal Corp. ......................................             42
   800         Nintendo Co.,Ltd .................................             79
12,000         Nippon Express Co. ...............................             60
    22         Nippon Telegraph & Telephone Corp. ...............            189
   260         Nippon Television Network ........................             76
13,000         Nissan Motor Co. .................................             54
 5,000         Nitto Denko Corp. ................................             86
 4,000         Nomura Securities Co. ............................             53
 6,000         Ricoh ............................................             74
 9,000         Sanwa Shutter Corp. ..............................             45
 1,000         Secom Co. Ltd. ...................................             64
 5,000         Seiyo Food Systems ...............................             18
   900         SMC Corp. ........................................             79
   900         Sony Corp. .......................................             80
 3,000         Taisho Pharmaceutical ............................             77
13,000         Toray Industries Inc. ............................             58
 3,000         Toyota Motor Co. .................................             86
                                                                        --------
                                                                           2,032
                                                                        --------

               NETHERLANDS (4.3%)
11,215         Elsevier .........................................            181
 1,364         K.L.M ............................................             51
 2,315         Philips Electronics ..............................            139
                                                                        --------
                                                                             371
                                                                        --------

               SINGAPORE (0.3%)
 3,000         D.B.S. Land ......................................             26

               SPAIN (4.8%)
 2,107         Argentaria CMN ...................................            128
 8,340         Endesa SA ........................................            148
 3,100         Repsol ...........................................            132
                                                                        --------
                                                                             408
                                                                        --------

               SWEDEN (2.9%)
 2,843         Ericsson Tele B ..................................            107
 2,749         Pharmacia & Upjohn ...............................            101
 3,255         Stora Kopparberg Cl A ............................             41
                                                                        --------
                                                                             249
                                                                        --------


NUMBER                                                                     VALUE
OF SHARES         SECURITY                                               (000'S)
---------         --------                                               -------
                           INTERNATIONAL (continued)

               SWITZERLAND (7.4%)
   143         Nestle ...........................................         $  214
   154         Novartis AG ......................................            250
   120         Schweizerische Bankgeselschaft ...................            173
                                                                        --------
                                                                             637
                                                                        --------

               UNITED KINGDOM (28.6%)
 5,710         Abbey National ...................................            102
29,325         ASDA Group .......................................             86
 4,560         Barclays .........................................            121
 3,752         Bass .............................................             58
 7,442         BBA Group ........................................             50
 3,498         British Aerospace ................................            100
 4,536         British Airways ..................................             42
 5,940         British Land Co. .................................             66
11,821         British Petroleum Co. ............................            155
 9,578         British Telecomm .................................             75
 8,400         Cable & Wireless .................................             74
55,148        +Centrica .........................................             81
 5,294         Compass Group ....................................             65
 5,875         Diageo PLC .......................................             54
 4,491         Emap .............................................             67
 5,058         General Accident .................................             88
12,989         General Electric .................................             84
 4,387         Glaxo Wellcome ...................................            104
 4,652         Granada Group ....................................             71
 3,571         HSBC Holdings ....................................             91
 4,629         Kingfisher .......................................             65
 5,207         Next .............................................             59
 5,620         Powergen .........................................             73
 7,004         Prudential Corp. .................................             84
 4,444         Reuters ..........................................             49
22,272         Shell Transport & Trading ........................            161
 9,786         Smithkline Beachman ..............................            100
13,227         Tomkins ..........................................             63
 7,115         Wolseley .........................................             56
 2,849         Zeneca Group .....................................            100
                                                                        --------
                                                                           2,444
                                                                        --------
               TOTAL COMMON STOCKS
                 (Cost $8,059)                                             9,378
                                                                        --------

NUMBER OF
WARRANTS
--------
               WARRANTS (0.0%)
                 (Cost $1)
               FRANCE (0.0%)
 1,134         Eaux (CIE Generale Des) ..........................              1
                                                                        --------


Page 20                      See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1997


PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)             SECURITY                                             (000'S)
-------             --------                                             -------
                           INTERNATIONAL (continued)

               CONVERTIBLE BONDS (1.5%)
               JAPAN (1.5%)
 $9,000        Sumitomo Bank International Finance
                 0.75% Due 5/31/01 ..............................           $72
  7,500                      TTB Finance Cayman
                 0.75% Due 9/29/49 ..............................            58
                                                                        --------

               TOTAL CONVERTIBLE BONDS
                       (Cost $168) ..............................            130
                                                                        --------

               TOTAL INVESTMENTS (111.1%)
                       (Cost $8,228) ............................          9,509
                                                                        --------

               LIABILITIES IN EXCESS OF
                       OTHER ASSETS (-11.1%) ....................          (954)
                                                                        --------

               TOTAL NET ASSETS (100.0%) ........................         $8,555
                                                                        ========

+ Non-income producing security.


                             INTERNATIONAL FUND
                             INDUSTRY CONCENTRATIONS
  % OF NET                                                                VALUE
   ASSETS                                                                (000'S)
   ------                                                                -------
  14.5%        Banking ..........................................         $1,242
   9.3%        Health & Personal Care ...........................            793
   8.9%        Energy Sources ...................................            758
   7.7%        Utilties - Electrical & Gas ......................            656
   7.3%        Telecommunications ...............................            628
   6.6%        Business & Public Services .......................            568
   6.4%        Insurance ........................................            547
   5.4%        Automobiles ......................................            463
   4.7%        Broadcasting & Publishing ........................            400
   4.0%        Multi - Industry .................................            340
   3.7%        Electrical & Electronics .........................            316
   3.2%        Appliances & Household Durables ..................            277
   3.1%        Merchandising ....................................            270
   3.0%        Real Estate ......................................            257
   3.0%        Recreation, Other Consumer .......................            255
   2.5%        Food & Household Products ........................            218
   2.5%        Financial Services ...............................            213
   2.1%        Building Materials ...............................            180
   1.9%        Beverages & Tobacco ..............................            160
   1.7%        Industrial Components ............................            148
   1.5%        Data Processing & Reproduction ...................            128
   1.2%        Aerospace & Military Technology ..................            100
   1.1%        Transportation - Airlines ........................             93
   1.0%        Miscellaneous Materials and Commodities ..........             86
   0.9%        Machinery & Engineering ..........................             79
   0.7%        Construction & Housing ...........................             64
   0.7%        Transportation - Road & Railway ..................             60
   0.7%        Leisure & Tourism ................................             58
   0.7%        Chemicals ........................................             58
   0.6%        Wholesale & International Trade ..................             53
   0.5%        Forest Products & Paper ..........................             41
 111.1%        Total Investments ................................          9,509
                                                                        --------
 -11.1%        Liabilities in Excess of
                  Other Assets ..................................          (954)
                                                                        --------
100.0%        Total Net Assets .................................          $8,555
                                                                        ========


                       See notes to financial statements                Page 21

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1997


PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)        SECURITY                                                  (000's)
-------        --------                                                  -------
                             GOVERNMENT SECURITIES

               U.S TREASURY & GOVERNMENT
                  AGENCY SECURITIES (133.5%)
               U.S. GOVERNMENT SECURITIES (50.8%)
               U.S. TREASURY BOND (5.6%)
$5,750         6.375% Due 8/15/27 ...............................         $6,065


                U.S. TREASURY NOTES  (45.2%)
 3,505         5.625% Due 11/30/98 ..............................          3,505
 2,975         5.875% Due 7/31/99 ...............................          2,983
 7,395         5.750% Due 9/30/99 ...............................          7,405
 1,485         6.375% Due 3/31/01 ...............................          1,513
 5,870         6.500% Due 5/31/01 ...............................          6,009
26,335         6.500% Due 10/15/06 ..............................         27,574
                                                                        --------
                                                                          48,989
                                                                        --------
               TOTAL U.S. GOVERNMENT SECURITIES
                 (Cost $54,947) .................................         55,054
                                                                        --------

               U.S. GOVERNMENT AGENCIES (82.7%)
               FEDERAL HOME LOAN MORTGAGE
                  Corporation-Pass Through
                  (FREDDIE MAC) (6.1%)
   635         7.000% Due 1/15/08
                 Series 1460 I ..................................            658
 1,775         7.000% Due 3/15/08
                 Series 1472 JC .................................          1,852
 1,311         7.000% Due 5/1/09 ................................          1,339
 2,660         7.500% Due 8/15/24
                 Series 1900 M ..................................          2,734
                                                                        --------
                                                                           6,583
                                                                        --------

               FEDERAL NATIONAL MORTGAGE
                  ASSOCIATION (FNMA) (21.1%)
 1,500         9.000% Due 11/1/10 ...............................          1,589
 4,031         7.000% Due 1/1/11 (c) ............................          4,101
 5,620         6.500% Due 1/1/13 (c) ............................          5,629
11,480         7.500% Due 1/1/13-1/1/28 (c) .....................         11,555
                                                                        --------
                                                                          22,874
                                                                        --------

               GOVERNMENT NATIONAL MORTGAGE
                  ASSOCIATION (GNMA) (21.3%)
 8,157        *7.500% Due 9/15/07-8/15/17 .......................          8,433
14,575         7.000% Due 1/15/28 (c) ...........................         14,698
                                                                        --------
                                                                          23,131
                                                                        --------


PRINCIPAL
AMOUNT                                                                     VALUE
(000'S)        SECURITY                                                  (000'S)
-------        --------                                                  -------
                       GOVERNMENT SECURITIES (continued)

               FEDERAL HOME LOAN BANKS
                  (FHLB) (25.9%)
$5,500        *Discount Note Due 1/2/98 .........................         $5,499
 5,870        *Discount Note Due 1/14/98 ........................          5,858
 5,620        *Discount Note Due 1/16/98 ........................          5,607
11,210        *Discount Note Due 1/22/98 ........................         11,173
                                                                        --------
                                                                          28,137
                                                                        --------

               FEDERAL HOME LOAN MORTGAGE
                  CORPORATION (FREDDIE MAC) (8.3%)
 5,610         Discount Note Due 1/20/98 ........................          5,594
 3,365         Discount Note Due 1/22/98 ........................          3,354
                                                                        --------
                                                                           8,948
                                                                        --------

               TOTAL U.S. GOVERNMENT AGENCIES
                (Cost $89,286)                                            89,673
                                                                        --------

               TOTAL INVESTMENTS (133.5%)
                 (Cost $144,233)                                         144,727

               LIABILITIES IN EXCESS OF
                 OTHER ASSETS (-33.5%)                                  (36,284)
                                                                        --------

               TOTAL NET ASSETS (100.0%)                                $108,443
                                                                        --------

*   Securities   pledged  in  whole  or  part  as  collateral  for  when  issued securities.
(c) Securities purchased on a when issued basis.


Page 22                       See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1997

PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)        SECURITY                                                  (000'S)
-------        --------                                                  -------
                          INTERMEDIATE MUNICIPAL BOND

               ARIZONA (0.4%)
  $100         Pinal County Arizona
                 Industrial Development Authority
                 4.950% Due 12/1/09 (a) .........................        $   100

               CALIFORNIA (8.9%)
   565         California Educational Facilities
                 Authority Revenue Refunding
                 College of Chiropractic
                 4.700% Due 11/1/01 .............................            566

  1,000        San Francisco California
                 City & County Refunding
                 Series 1 (FGIC Insured)
                 5.000% Due 6/15/20 .............................          1,030

    480        Simi Valley USA California
                 University School District
                 Certificates of Participation
                 Refunding & Capital
                 Improvement Projects
                 (AMBAC Insured)
                 4.800% Due 8/1/10 ..............................            486

               COLORADO (1.3%)
   100         Adams County Colorado
                 School District  No. 12 Series D
                 General Obligation
                (MBIA Insured )
                 5.450% Due 12/15/06 ............................            108

   45          Brighten Colorado
                 General Obligation
                 (FGIC Insured )
                 Zero Coupon Due 12/1/00 ........................             40

  150          Westminster Colorado Multifamily
                 Revenue Refunding Housing
                 Oasis Wexford Apartments Project
                 5.350% Due 12/1/25 .............................            157

               CONNECTICUT (1.5%)
   85          Connecticut State Health & Education
                 Facilities Authority Revenue
                 Sacred Heart University Series D
                 4.800% Due 7/1/99 ..............................             86

   95          Connecticut State Health & Education
                 Facilities Authority Revenue
                 Sacred Heart University Series D
                 5.200% Due 7/1/01 ..............................             97


PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)        SECURITY                                                 (000's)
-------        --------                                                 -------
                    INTERMEDIATE MUNICIPAL BOND (continued)

   $100         Connecticut State Health & Education
                 Facilities Authority Revenue
                 Sacred Heart University Series D
                 5.300% Due 7/1/99 ..............................           $103

    50          Stratford Connecticut
                 General Obligation Bond
                 (FGIC Insured)
                 7.000% Due 6/15/04 .............................             58

               DISTRICT OF COLUMBIA (1.3%)
   300          District of Columbia
                 General Obligation Bond
                 5.000% Due 6/1/01 ..............................            303

               FLORIDA (7.7%)
    20         Florida State Pollution Control
                 Revenue Series F
                 5.500% Due 7/1/98 ..............................             20

   340         Jacksonville Florida Electric
                 Authority Revenue
                 6.000% Due 7/1/01 ..............................            354

   435         Pace Property Finance Authority
                 Florida Utility System Revenue
                 Refunding & Improvement
                 (AMBAC Insured)
                 5.000% Due 9/1/08 ..............................            445

   455         Pace Property Finance Authority
                 Florida Utility System Revenue
                 Refunding & Improvement
                 (AMBAC Insured)
                 5.100% Due 9/1/09 ..............................            466

    500        St. John's County Florida
                 Water & Sewer Revenue
                 (MBIA Insured)
                 5.250% Due 6/1/10 ..............................            529

               GEORGIA (2.0%)
    400        Georgia State Series D
                 General Obligation
                 6.700% Due 8/1/10 ..............................            478

               ILLINOIS (11.6%)
    240        Chicago Illinois
                 Water Revenue Refunding
                 (AMBAC Insured)
                 5.600% Due 11/1/04 .............................            257



                       See notes to financial statements                Page 23

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1997

PRINCIPAL
AMOUNT                                                                     VALUE
(000'S)        SECURITY                                                 (000'S)
-------        --------                                                 -------
                     INTERMEDIATE MUNICIPAL BOND (continued)

  $875         Cook County Illinois School District
                 School District No. 99
                 (FGIC Insured)
                 8.500% Due 12/1/01 .............................         $1,011

   100         Cook County Illinois School District
                 School District No. 99
                 (FGIC Insured)
                 8.400% Due 1/1/01 ..............................            111

   100         Cook & DuPage Counties, Illinois
                 Combined School District - B
                 (FGIC Insured)
                 Zero Coupon Due 12/1/05 ........................             70

    307         Illinois Health Facilities
                 Authority Revenue Series A
                 (MBIA Insured)
                 7.900% Due 8/15/03 .............................            312

    100          Illinois State General Obligation
                   5.700% Due 6/1/98 ............................            101

    750          Springfield Illinois Electric Revenue
                 6.500% Due 3/1/08 ..............................            863

               INDIANA (1.9%)
    410        La Porte Indiana Economic
                 Development Revenue
                 Boise Cascade Corp. Project
                 Escrowed to Maturity
                 7.375% Due 6/1/01 ..............................            444

               IOWA (0.5%)
    100        Iowa Student Loan Liquidity Corp.
                Student Loan Revenue
                6.450% Due 3/1/02 ...............................            107

               KANSAS (1.0%)
    225        Leavenworth County Kansas
                 Unified School District
                 (FHA Insured)
                 5.150% Due 9/1/13 ..............................            228

               KENTUCKY (2.5%)
    180          Dayton Kentucky Elderly
                 Housing Speers Court
                (FHA Insured)
                 5.350% Due 9/1/05 ..............................            188

PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)        SECURITY                                                  (000's)
-------        --------                                                  -------
                    INTERMEDIATE MUNICIPAL BOND (continued)

   $385        Kentucky State Turnpike Authority
                 Toll Road Revenue Series A
                 8.500% Due 7/1/04 ..............................           $393

               MASSACHUSETTS (4.1%)
   250         Massachusetts Bay
                 Transportation Authority
                 General Transportation System
                 5.300% Due 3/1/05 ..............................            264

   500         Massachusetts State
                 Consolidated Loan Series D
                 General Obligation
                 5.250% Due 11/1/12 .............................            513

   175         New England Education Loan
                 Marketing Corp. Series E
                 5.000% Due 7/1/99 ..............................            178

               MICHIGAN (1.9%)
   155         Ferris St. College
                 7.500% Due 8/15/03 .............................            167

   240         Michigan State Building Authority
                 Chippewa Correctional Facilities
                 Escrowed to Maturity
                 7.250% Due 10/1/04 .............................            281

               MINNESOTA (0.4%)
   100         St. Paul Minnesota  Port Authority
                 Commercial Development General
                 Revenue Fort Rd Med/Irvine
                 (Assets Guaranty Insured)
                 7.500% Due 9/1/02 ..............................            104

               NEBRASKA (1.2%)
   245         Nebraska Investment Finance
                 Authority Multi Family Revenue
                 Refunding Housing Wycliffe West
                 5.500% Due 12/1/25 .............................            255

    20         Nebraska Investment Finance
                 Authority Single Family
                 Mortgage  Series C
                 6.500% Due 9/15/14 .............................             21

               NEVADA (1.5%)
   185         Nevada Housing Division
                 Single Family Program
                 5.550% Due 10/1/02 .............................            193



Page 24                    See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1997



PRINCIPAL
AMOUNT                                                                   VALUE
 (000'S)            SECURITY                                            (000's)
 -------            --------                                            -------
                    INTERMEDIATE MUNICIPAL BOND (continued)

   $150        Nevada State Muni Bond
                 Bank Project 38-39A
                 Escrowed to Maturity
                 Refunded
                 6.400% Due 7/1/05 ..............................           $164

               NEW JERSEY (2.5%)
    340        Arlington Arms Financing Corp.
                 New Jersey Mortgage Revenue
                 Arlington Arms Apartments
                 (FHA Insured)
                 10.250% Due 3/1/25 .............................            351

    240        Gateway New Jersey Housing
                 Development Corp
                 Revenue Bond Section 8
                 (FHA Insured)
                 10.500% Due 8/1/25 .............................            247

               NEW YORK (5.1%)
    100        Hempstead Town New York
                 General Obligation, Series B
                 (AMBAC Insured)
                 6.500% Due 1/1/12 ..............................            118

    505        New York State Environmental
                 Facility Corp., Pollution
                 Control Revenue Series B
                 5.300% Due 12/15/10 ............................            530

    210        New York State Medical
                 Care Facilities Finance Agency
                 Revenue  (FHA Insured)
                 7.875% Due 2/15/07 .............................            215

     50        New York State Urban
                 Development Correctional
                 Facilities Series G
                 7.100% Due 1/1/03 ..............................             53

    250        Onondaga County New York
                 General Obligation Bond
                 5.875% Due 2/15/09 .............................            278

               NORTH CAROLINA (2.5%)
     500       Surry County North Carolina
                 Pollution Control Finance Authority
                 9.250% Due 12/1/02 .............................            588


PRINCIPAL
AMOUNT                                                                     VALUE
(000'S)        SECURITY                                                  (000'S)
-------        --------                                                  -------
                    INTERMEDIATE MUNICIPAL BOND (continued)
               OHIO (0.1%)
    $145       Ohio Housing Financing Agency
                 Single Family Mortgage
                 Series 1985A (FGIC Insured)
                 Zero Coupon Due 1/15/15 ........................            $26

               OKLAHOMA (3.8%)
      30       Enid Oklahoma Hospital
                 Authority (St. Mary's Hospital)
                 Escrowed to Maturity
                 8.000% Due 7/1/98 ..............................             30

   1,625        Oklahoma County
                 Oklahoma Home Finance Authority
                 Single Family Refunding
                 Prerefunded
                 Zero Coupon Due 7/1/12 .........................            642

     200        Tulsa Oklahoma Metropolitan
                  Utility Authority Revenue
                  7.000% Due 2/1/03 .............................            216

                PENNSYLVANIA (6.9%)
     500        Hempfield  Pennsylvania
                 School District Refunding
                 6.700% Due 10/15/99 ............................            504

     840        Lancaster County Pennsylvania
                 General Obligation Bond
                 Series B (AMBAC Insured)
                 4.100% Due 11/1/03 .............................            834

     250        Pennsylvania State Industrial
                 Development Authority
                 (AMBAC Insured)
                 5.800% Due 7/1/09 ..............................            276

               SOUTH CAROLINA (3.5%)
      70       Piedmont Municipal Power Agency
                 South Carolina Electric Revenue
                 Series A  Escrowed to Maturity
                 (FGIC Insured)
                 6.125% Due 1/1/07 ..............................             79

     430        Piedmont Municipal Power Agency
                 South Carolina Electric Revenue
                 Series A  (FGIC Insured)
                 6.125% Due 1/1/07 ..............................            484



                       See notes to financial statements               Page 25

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1997


PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)          SECURITY                                             (000's)
-------          --------                                             -------
                     INTERMEDIATE MUNICIPAL BOND (continued)

     $230      Piedmont Municipal Power Agency
                 South Carolina Electric Refunding
                 Escrowed to Maturity
                 (MBIA Insured)
                 6.250% Due 1/1/09 ..............................           $262

               TEXAS (19.9%)
       500     Cypress-Fairbanks Texas
                 General Obligation
                 Independent School District
                 7.300% Due 2/15/07 .............................            603

       500     Deer Park Texas Independent
                 School District  School Building
                 6.375% Due 2/15/07 ..............................           574

       350     El Paso Texas General Obligation
                 (FGIC Insured)
                 7.000% Due 8/15/06 ..............................           415

       100     Garland Texas Independent
                 School District Series A
                 General Obligation
                 Zero Coupon Due 2/15/99 ........................             96

     1,100     Harris County Texas Flood District
                 General Obligation
                 Zero Coupon Due 10/1/06 ........................            642

       265     Lower Colorado River Authority
                 Prerefunded Revenue
                 6.250% Due 5/1/07 ..............................            299

     1,000     Port of Houston Texas
                 General Obligation Bond
                 5.100% Due 10/1/11 .............................          1,019

     1,000     San Antonio Texas Electric & Gas
                 5.250% Due 2/1/10 ..............................          1,040

               UTAH (1.6%)
       380     Salt Lake City Utah Water
                 Conservancy District Revenue
                 Refunding Series A
                 Escrowed to Maturity
                 (MBIA Insured)
                 10.875%  Due 10/1/02 ...........................            384

PRINCIPAL
AMOUNT                                                                     VALUE
(000'S)        SECURITY                                                  (000'S)
-------        --------                                                  -------
                    INTERMEDIATE MUNICIPAL BOND (continued)

               VIRGINIA (2.4%)
    $500       Brunswick County Virginia
                 Industrial Development Authority
                 Correctional Facilities Lease
                 (MBIA Insured)
                 5.650% Due 7/1/09 ..............................           $544

    100        Virginia State Housing
                 Development Authority
                 Multi Family  Series A
                 Zero Coupon Due 11/1/17 ........................             19

               WASHINGTON (2.6%)
     250       Lynnwood Washington Water &
                 Sewer Revenue Refunding
                (FGIC Insured)
                 6.000% Due 12/1/07 .............................            280

     300        Washington State Motor Vehicle
                 Tax General Obligation
                 6.200% Due 3/1/08 ..............................            340

                TOTAL INVESTMENTS (100.6%)
                  (Cost $22,808) ................................         23,639

                LIABILITIES IN EXCESS
                 OF OTHER ASSETS (-0.6%) ........................          (131)
                                                                         -------
                TOTAL NET ASSETS (100.0%) .......................        $23,508
                                                                         =======

(a) Interest rate subject to change approximately every 1 to 180 days. Principal payable on demand at periodic intervals at the Fund's option.


Page 26                       See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1997


PRINCIPAL
AMOUNT                                                                   VALUE
(000'S)        SECURITY                                                 (000's)
-------        --------                                                 -------
                            GOVERNMENT MONEY MARKET

               U.S. GOVERNMENT AGENCY
                OBLIGATIONS (78.0%)
               Federal Farm Credit Bank (7.2%)
$5,000         Discount Note Due 1/6/98 .........................         $4,996
 5,000         Discount Note Due 1/26/98 ........................          4,980
 5,000         Discount Note Due 2/3/98 .........................          4,974
                                                                         -------
                                                                          14,950
                                                                         -------

               FEDERAL HOME LOAN BANK (70.8%)
10,000         Discount Note Due 1/2/98 .........................          9,999
 5,000         Discount Note Due 1/5/98 .........................          4,997
10,000         Discount Note Due 1/7/98 .........................          9,991
 5,000         Discount Note Due 1/8/98 .........................          4,995
 9,150         Discount Note Due 1/9/98 .........................          9,139
 4,487         Discount Note Due 1/12/98 ........................          4,479
 5,000         Discount Note Due 1/14/98 ........................          4,990
 5,000         Discount Note Due 1/16/98 ........................          4,989
 5,000         Discount Note Due 1/21/98 ........................          4,985
 4,400         Discount Note Due 1/23/98 ........................          4,385
 5,000         Discount Note Due 1/28/98 ........................          4,979
10,000         Discount Note Due 1/30/98 ........................          9,955
 4,317         Discount Note Due 2/4/98 .........................          4,295
 2,590         Discount Note Due 2/5/98 .........................          2,576
 5,000         Discount Note Due 2/6/98 .........................          4,973
 5,000         Discount Note Due 2/11/98 ........................          4,969
 5,000         Discount Note Due 2/13/98 ........................          4,967
 5,000         Discount Note Due 2/18/98 ........................          4,963
 3,000         Discount Note Due 2/24/98 ........................          2,975
10,000         Discount Note Due 2/25/98 ........................          9,915
10,000         Discount Note Due 2/27/98 ........................          9,912
 5,000         Discount Note Due 3/6/98 .........................          4,950
 5,000         Discount Note Due 3/11/98 ........................          4,946
 5,000         Discount Note Due 3/12/98 ........................          4,947
 5,000         Discount Note Due 3/13/98 ........................          4,945
                                                                         -------
                                                                         147,216
                                                                         -------
               TOTAL U.S. GOVERNMENT AGENCIES
                 (Cost $162,166) ................................        162,166
                                                                         -------

               REPURCHASE AGREEMENT (10.6%)
                 (Cost $21,921)
 21,921        UBS Securities 6.250% Due 1/2/98
                 with maturity value of $21,929
                 (Collateralized by $22,446
                 U.S. Treasury Bond
                 13.875% Due 5/15/11) ...........................         21,921
                                                                         -------
               TOTAL INVESTMENTS (88.6%)
                 (Cost $184,087) ................................        184,087

               OTHER ASSETS IN EXCESS
                OF LIABILITIES (11.4%) ..........................         23,730
                                                                         -------

               TOTAL NET ASSETS (100.0%) ........................       $207,817
                                                                        ========

PRINCIPAL
AMOUNT                                                                     VALUE
(000'S)        SECURITY                                                  (000'S)
-------        --------                                                  -------
                             TAX FREE MONEY MARKET
               ALABAMA (0.5%)
    $600       McIntosh Alabama Industrial
                 Development Board Pollution
                 Control Revenue Ciba-Geigy
                 Corporate Project
                 5.100% Due 7/1/04 (a) (e) ......................           $600

               ARIZONA (1.0%)
   1,275       Tucson Industrial Development
                 Tucson City Center Parking
                 Garage Authority
                 4.275% Due 6/1/15 (a) (e) ......................          1,275

               COLORADO (3.0%)
     100       Colorado Housing Finance Authority
                 Multi-Family Housing Revenue
                 (Grant Street Plaza)
                 4.275% Due 11/1/09 (a) (e) .....................            100

   1,700       Jefferson County Colorado
                 Industrial Development Revenue
                 Kindercare Centers Series C
                 3.800% Due 2/1/01 (a) (e) ......................          1,700

   2,000       Smith Creek Colorado
                 Metropolitan District Revenue
                 4.200% Due 10/1/35 (a) (e) .....................          2,000

     125       Summit County Colorado
                 Recreational Facilities Revenue
                 Refunding (Copper Mountain)
                 4.000% Due 4/1/17 (a) (e) ......................            125

               DELAWARE (3.1%)
    4,000      Delaware Economic
                 Development Authority
                 Multifamily Housing Revenue
                 (School House Trust 1985)
                 3.900% Due 12/1/15 (a) (e) .....................          4,000

               DISTRICT OF COLUMBIA (1.1%)
      700      District of Columbia General Fund
                 Series B-1 Recovery Bonds
                 5.000% Due 6/1/03 (a) (e) ......................            700

      800      District of Columbia General Fund
                 Series B-3 Recovery Bonds
                 5.000% Due 6/1/03 (a) (e) ......................            800


                       See notes to financial statements                Page 27

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1997


PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)        SECURITY                                                  (000'S)
-------        --------                                                  -------
                       TAX FREE MONEY MARKET (continued)

               FLORIDA (2.1%)
    $750       Florida Gulf Coast University
                 Certificates of Participation
                 Series 97
                 4.150% Due 8/1/27 (a) (e) ......................           $750

    1,985      Orange County Florida
                 Industrial Development
                 Revenue Refunding
                 (Orlando-Hawaiian Motel)
                 3.900% Due 10/1/15 (a) (e) .....................          1,985

               GEORGIA (4.1%)
    3,600      Burke County Georgia
                Development Authority Pollution
                Control Georgia Power Co.
                5.050% Due 10/1/24 (a) (e) ......................          3,600

    1,200       Burke County Georgia Development
                 Authority Pollution Control
                 Revenue Georgia Power Co.
                 5.050% Due 9/1/25 (a) (e) ......................          1,200

      600       Gwinnet County Georgia
                 Development Authority Revenue
                 (Wesleyan School Project)
                 4.200% Due 3/1/17 (a) (e) ......................            600

               HAWAII (1.6%)
     2,100     Hawaii State Housing Authority
                 Multifamily Revenue
                 (Tropicana West Project A)
                 3.800% Due 8/1/10 (a) (e) ......................          2,100

               ILLINOIS (9.9%)
       200     Darien Industrial Development
                 Authority Kindercare Centers
                 Series C
                 3.900% Due 2/1/01 (a) (e) ......................            200

       800      Illinois Development Finance
                 Authority Industrial Development
                 Refunding Bond (Dart Container)
                 3.900% Due 8/1/25 (a) (e) ......................            800

     2,000      Illinois Educational Facilities
                 Authority Revenue
                 Field Museum National History
                 3.800% Due 11/1/25 (a) (e) .....................          2,000

PRINCIPAL
AMOUNT                                                                     VALUE
(000'S)        SECURITY                                                  (000'S)
-------        --------                                                  -------
                       TAX FREE MONEY MARKET (continued)

     $500      Illinois Health Facilities Authority
                 Revenue Central Health for
                 NW Community Hospital
                 4.000% Due 10/1/15 (a) (e) .....................           $500

    3,500      Illinois Health Facilities Authority
                 Revenue Advocate Health Care
                 Series B
                 3.650% Due 8/15/22 (a) (e) .....................          3,500

    3,550      St. Clair County Illinois Industrial
                 Development Board
                 (Winchester Apartments Project
                 Series 94)
                 4.550% Due 10/1/15 (a) (e) .....................          3,550

    2,300     Troy Grove Illinois Refunding
                 (Unimin Corp.)
                 5.015% Due 5/1/10 (a) (d) ......................          2,300

               INDIANA (6.6%)
    1,185      Benton Indiana Community School
                 Corp. Tax Anticipation Warrants
                 4.250% Due 12/31/98 ............................          1,187

      720      GAF Tax-Exempt Bond Grantor
                 Trust Series A
                 4.300% Due 4/1/08 (a) (e) ......................            720

      600      Hamilton County Indiana
                 Option Tax Revenue Series 1997
                 3.900% Due 7/10/98 .............................            600

     1,000    Indiana Bond Bank
                 Advance Funding Notes
                 4.000% Due 1/21/98 .............................          1,000

     1,500    Indiana Bond Bank
                 Advance Funding Notes
                 3.900% Due 2/2/98 ..............................          1,500

     1,000    Indianapolis Indiana
                 Economic Development
                (Joint & Clutch Series 1984)
                 3.995% Due 12/1/14 (a) (d) .....................          1,000

      1,500   New Albany Floyd County Indiana
                 School Building Corp
                 Bond Anticipation Notes
                 3.950% Due 9/1/98 ..............................          1,500


Page 28                       See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1997



PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)        SECURITY                                                  (000'S)
-------        --------                                                  -------
                       TAX FREE MONEY MARKET (continued)
    $1,090     St Joseph County Indiana
                 Judgement Funding General
                 Obligation Bond
                 4.000% Due 6/30/98 .............................         $1,090

               IOWA (0.5%)
      600      Iowa Higher Education Loan Authority
                 Revenue (Palmer Chiropractic)
                 5.350% Due 4/1/27 (a) (e) ......................            600

               KANSAS (1.5%)
    2,000      Salina Kansas Central Mall
                 (Salina Central Mall Dillard)
                 4.400% Due 12/1/14 (a) (e) .....................          2,000

               KENTUCKY (3.3%)
      820      Boone County Kentucky Industrial
                Development Bond Revenue
                (Jamike/Hemmer Project)
                4.000% Due 2/1/06 (a) (e) .......................            820

     430       Elva-New Harmony Oak Level
                 Fire Protection District
                 4.220% Due 12/1/31 (a) (e) .....................            430

     230       Florence Kentucky Industrial
                 Building Revenue
                (Florence Commercial Project)
                 3.900 % Due 6/1/07 (a) (e) .....................            230

   1,850       Fort Thomas Kentucky
                 Industrial Buildings Revenue
                 (Carmel Manor Project)
                 3.900% Due 10/1/14 (a) (e) .....................          1,850

     490       Harvey Brewers Fire Protection District
                 Kentucky Lease Revenue Program
                 4.220% Due 12/1/31 (a) (e) .....................            490

     490       Muhlenberg County Airport District
                 Development Area Financial Trust
                 4.220% Due 12/1/31 (a) (e) .....................            490

               MAINE (1.3%)
    1,675      Maine Health and Higher Education
                 Facilities Authority
                 (VHA New England)  Series E
                 3.700% Due 12/1/25 (a) (e) .....................          1,675

PRINCIPAL
AMOUNT                                                                     VALUE
(000'S)        SECURITY                                                  (000'S)
-------        --------                                                  -------
                       TAX FREE MONEY MARKET (continued)

               MASSACHUSETTS (0.8%)
   $1,000      Brockton Massachusetts
                 Revenue Anticipation Notes
                 4.500% Due 6/30/98 .............................         $1,002

       50      Massachusetts State Housing
                 Finance Agency Revenue
                 Residential Development Series C
                 5.600% Due 5/15/98 .............................             50

               MICHIGAN (9.8%)
      960      Birmingham Michigan Economic
                 Development Corporation
                (Brown Street Project 83)
                 4.525% Due 12/1/18 (a) (e) .....................            960

     2,100     Lansing Michigan Economic
                 Development Corp
                 (Atrium Office Building)
                 3.850% Due 5/1/15 (a) (e) ......................          2,100

       905    Leelanau County Michigan
                 Economic Development Corp
                 Revenue (American Community
                 Mutual Insurance Co Project)
                 3.850% Due 6/15/06 (a) (e) .....................            905

     1,015     Livonia Michigan Economic
                Development Corporation
                (American Community
                Mutual Insurance)
                3.850% Due 11/15/04 (a) (e) .....................          1,015

       200     McDonald Tax-Exempt
                 Mortgage Trust #1
                 4.500% Due 1/15/09 (a) (e) .....................            196

       200    Michigan State Job Development
                 Authority Revenue
                 (Kentwood Residence)
                 3.800% Due 11/1/14 (a) (e) .....................            200

       320    Michigan State Strategic Fund
                 Revenue (Tawas Bay
                 Association Project)
                 3.850% Due 12/1/01 (a) (e) .....................            320



                        See notes to financial statements                Page 29

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1997


PRINCIPAL
AMOUNT                                                                   VALUE
(000'S)        SECURITY                                                (000'S)
-------        --------                                                -------
                       TAX FREE MONEY MARKET (continued)

    $555       Michigan State Strategic Fund
                 Limited Obligation Revenue
                 Refunding (Woodbridge
                 Commercial Properties)
                 3.800% Due 10/15/05 (a) (e) ....................           $555

   2,200      Oakland County Michigan Economic
                 Development Corporation
                 (Corners Shopping Center)
                 3.700% Due 8/1/15 (a) (e) ......................          2,200

   3,500      Plainwell Michigan Economic
                 Development Corp
                 (Phillip Morris Inc.)
                 4.650% Due 11/1/07 (a) (e) .....................          3,500

     800      University of Michigan Hospital
                5.100% Due 12/1/19 (a) (e) ......................            800

               MINNESOTA (2.3%)
   1,120       Hutchinson Minnesota
                 Economic Development Authority
                 Revenue Refunding
                 (Developers Diversified)
                 3.850% Due 8/15/06 (a) (e) .....................          1,120

    1,109      International Falls Minnesota
                 Economic Development
                 Revenue (Developers Diversified
                 Limited Project)
                 4.370% Due 7/1/06 (a) (e) ......................          1,109

      750      Minneapolis Minnesota Series B
                 General Obligation
                 4.140% Due 12/1/05 (a) (e) .....................            750

               MISSISSIPPI (0.4%)
      575      Desoto County Mississippi
                 Industrial Development
                 Revenue (American Soap
                 Company Project)
                 5.015% Due 12/1/08 (a) (d) .....................            575

               MISSOURI (4.2%)
    3,600      Jackson County Industrial
                 Development Authority
                 YMCA Greater Kansas Project A
                 5.400% Due 11/1/16 (a) (e) .....................          3,600

PRINCIPAL
AMOUNT                                                                     VALUE
(000'S)        SECURITY                                                  (000'S)
-------        --------                                                  -------
                       TAX FREE MONEY MARKET (continued)

    $1,850     Kansas City  Industrial Development
                 Authority Hospital Revenue
                 Baptist Health System Series A
                 4.000% Due 8/1/18 (a) (e) ......................         $1,850

               NEW JERSEY (1.2%)
     1,000     New Jersey Economic
                 Development Authority
                 (Genlyte-Union County Project)
                 4.000% Due 10/15/09 (a) (e) ....................          1,000

       495     New Jersey Health Care Facilities
                 Finance Authority Revenue
                 Atlantic City Medical Center
                 Series B
                 8.375% Due 8/1/20 (b) ..........................            506

               NEW YORK (2.7%)
     1,000     Nassau  County New York
                 Revenue Anticipation Notes
                 Series A
                 4.250% Due 3/10/98 .............................          1,001

       360     New York City Cultural Resources
                 Revenue Trust (Modern Museum)
                 4.500% Due 1/1/99 ..............................            362

       500     New York, New York Municipal
                 Securities Trust Receipts
                 4.250% Due 2/1/19 (a) (e) ......................            500

       175     New York State Power Authority
                 General Purpose Revenue
                 (Series W Refunding)
                 6.200% Due 1/1/98 (b) ..........................            175

     1,500     North Hempstead New York
                Bond Anticipation Notes Series B
                 4.000% Due 1/29/98 .............................          1,500

               NORTH CAROLINA (0.1%)
       100     Beaufort North Carolina
                 Industrial Facility Pollution Control
                 Revenue - Texas Gulf Inc 1985
                 4.250% Due 12/1/00 (a) (e) .....................            100

               OHIO (13.6%)
       190     Brooklyn Ohio Industrial
                 Development Revenue Refunding
                 (Clinton Road Project A)
                 3.850% Due 12/1/00 (a) (e) .....................            190



Page 30                     See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1997


PRINCIPAL
AMOUNT                                                                   VALUE
(000'S)        SECURITY                                                 (000'S)
-------        --------                                                 -------
                       TAX FREE MONEY MARKET (continued)

    $690       Buckeye Ohio Tax Exempt
                 Mortgage Bond Trust Series C
                 4.260% Due 2/1/05 (a) (e) ......................           $690

     940       Cincinnati & Hamilton County
                 Ohio Port Authority Revenue
                 Refunding (Tri State Building)
                 3.700% Due 9/1/99 (a) (e) ......................            940

      495       Citizens Federal Tax-Exempt
                 Mortgage Bond Trust
                 4.100% Due 9/1/08 (a) (e) ......................            495

      495       Clermont County Ohio Economic
                 Development Revenue
                 (John Q. Hammons Project)
                 3.800% Due 5/1/12 (a) (e) ......................            495

      225       Franklin County Ohio Industrial
                 Development Revenue
                 (GSW Building Association Ltd.)
                 3.800% Due 11/1/15 (a) (e) .....................            225

    1,665       Lakewood Ohio Hospital
                 Revenue (Hospital
                 Improvement Series 1983)
                 4.180% Due 11/1/10 (a) (e) .....................          1,665

    1,200      Lorain County Industrial
                 Development Authority - Living &
                 Hospital Facilities Elyria United
                 Methodist Village Project
                 4.000% Due 6/1/02 (a) (e) ......................          1,200

      916      McDonald Tax Exempt Mortgage
                 Trust #1
                 4.500% Due 1/15/09 (a) (e) .....................            916

    1,035      Montgomery County Ohio
                 Economic Development Revenue
                 (Wayne Town Association)
                 3.800% Due 10/1/99 (a) (e) .....................          1,035

    1,285      Ohio Company Tax Exempt
                 Mortgage Trust Series 2
                 4.140% Due 6/15/03 (a) (e) .....................          1,285

    1,270      Riverside Ohio Economic
                 Development Revenue
                 (Riverside Association Project)
                 3.800% Due 9/1/12 (a) (e) ......................          1,270

PRINCIPAL
AMOUNT                                                                     VALUE
(000'S)        SECURITY                                                  (000'S)
-------        --------                                                  -------
                       TAX FREE MONEY MARKET (continued)

     $930      Riverside Ohio Economic
                 Development Revenue
                 (Wright Point Association)
                 3.800% Due 9/1/10 (a) (e) ......................           $930

    2,000      Stark County Ohio Health Care
                 Facilities (Canton Christian
                 Home Project) Series 90
                 3.750% Due 9/1/15 (a) (e) ......................          2,000

      555      Stark County Ohio Health Care
                 Facility (Canton Christian Home)
                 3.800% Due 9/15/16 (a) (e) .....................            555

      275      Stark County Ohio Industrial
                 Development Revenue
                 (Belpar Professional Building)
                 3.850% Due 10/1/04 (a) (e) .....................            275

    1,925      Stark County Ohio Industrial
                 Development Revenue
                 (Newmarket Parking Ltd.)
                 3.850% Due 11/1/14 (a) (e) .....................          1,925

    1,550      Willoughby Hills Ohio Industrial
                 Development Revenue
                 (Renaissance Properties Project)
                 3.850% Due 12/15/14 (a) (e) ....................          1,550

               OKLAHOMA (1.0%)
    1,250      Tulsa County Oklahoma Industrial
                 Development Authority
                 Healthcare Revenue
                 Laureate Psychiatric Center
                 3.900% Due 12/15/08 (a) (e) ....................          1,250

               PENNSYLVANIA (7.5%)
      815      Commonwealth Tax-Exempt
                 Mortgage Bond Trust Series A
                 4.050% Due 11/1/05 (a) (e) .....................            815

      196      McDonald Tax Exempt Mortgage
                 Trust #1
                 4.500% Due 1/15/09 (a) (e) .....................            196

    3,250      Montgomery County Pennsylvania
                 Higher Education & Loan
                 Series 96A
                 4.000% Due 8/1/21 (a) (e) ......................          3,250



                       See notes to financial statements                 Page 31

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1997


PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)        SECURITY                                                  (000'S)
-------        --------                                                  -------

                       TAX FREE MONEY MARKET (continued)

    $1,500     Montgomery County Pennsylvania
                 Higher Education & Loan
                 Series 97A
                 4.000% Due 4/1/17 (a) (e) ......................         $1,500

     1,000     Pennsylvania State Higher Education
                 Facilities Authority Revenue
                 Carnegie Mellon University
                 Series A
                 4.850% Due 11/1/25 (a) (e) .....................          1,000

     1,200      Pennsylvania State Higher Education
                 Facilities Authority Revenue
                 Thomas Jefferson University
                 Series B
                 3.800% Due 6/1/07 (a) (e) ......................          1,200

     1,800      Schuylkill County Pennsylvania
                 Industrial Development Authority
                 Resource Recovery Revenue NE
                 Power Series A
                 3.700% Due 12/1/02 (a) (e) .....................          1,800

               TENNESSEE (3.3%)
       375     Clarksville Refunding General
                 Obligation
                 5.100% Due 2/1/98 ..............................            375

     2,700     Franklin County Tennessee Health
                 & Educational Facilities Revenue
                 (University of the South Sewanee)
                 3.800% Due 9/1/10 (a) (e) ......................          2,700

     1,280     GAF Tax-Exempt Bond Grantor
                 Trust Series A
                 4.300% Due 4/1/08 (a) (e) ......................          1,280

               TEXAS (7.1%)
     1,400     Harris County Texas
                 Multifamily Housing Revenue
                (Country Scape Development)
                 4.525% Due 4/1/07 (a) (e) ......................          1,400

       650     NCNB Pooled Tax Exempt Trust
                 Certificate of Participation
                 Series 1990-B
                 4.250% Due 11/15/20 (B)(a)(d) ..................            650

     2,485     Port of Corpus Christi Texas
                 Industrial Development
                 (Lantana Corp. Project)
                 3.855% Due 7/1/02 (a) (e) ......................          2,485


PRINCIPAL
AMOUNT                                                                     VALUE
(000'S)        SECURITY                                                  (000'S)
-------        --------                                                  -------
                       TAX FREE MONEY MARKET (continued)

    $2,000     San Antonio Texas Electric & Gas
                 3.800% Due 2/1/20 (a) (e) ......................         $2,000

     2,650     Waxahachie Texas Industrial
                 Development Authority
                 (Dart Container Project
                 Series 1985)
                 3.825% Due 4/1/06 (a) (d) ......................          2,650

               VERMONT (0.3%)
       425     Vermont Industrial Development
                 Authority Hydroelectric Revenue
                 Bond Central Vermont Public
                 Service Corp.
                 3.950% Due 12/1/13 (a) (e) .....................            425

               VIRGINIA (3.2%)
     1,100     Richmond  Virginia Revenue Bond
                 4.200% Due 6/30/01 (a) (e) .....................          1,100

     2,000     Richmond  Virginia  Public Utilities
                 Revenue  Series A
                 7.900% Due 1/15/08 (b) .........................          2,042

     1,000     Rockingham County Virginia
                 Industrial Development Authority
                 (Merck & Company Inc. Project)
                 4.650% Due 10/1/22 (a) (e) .....................          1,000

               WASHINGTON (0.8%)
     1,055     Washington State Housing  Finance
                 Community Non-Profit Housing
                 Revenue (Emerald Heights Project)
                 5.100% Due 1/1/21 (a) (e) ......................          1,055

               WEST VIRGINIA (2.9%)
     3,100     Marshall County West Virginia
                 Pollution Control Revenue
                 Mountaineer Carbon Co.
                 4.900% Due 12/1/20 (a) (e) .....................          3,100

       680     Wood County West Virginia
                 Industrial Development Revenue
                 (Aga Gas Inc Project)
                 3.900% Due 10/1/98 (a) (e) .....................            680

               WISCONSIN (5.8%)
       910     De Pere Wisconsin School District
                 4.100% Due 10/28/98 ............................            911


Page 32                    See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1997



PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)        SECURITY                                                  (000'S)
-------        --------                                                  -------
                       TAX FREE MONEY MARKET (continued)

   $3,000      Fox Point & Bayside Wisconsin
                 Joint School District
                 Bond Anticipation Notes
                 4.200% Due 4/10/98                                       $3,001

    1,000      Oregon Wisconsin School District
                 Tax Revenue Anticipation Notes
                 4.220% Due 9/16/98                                        1,001

    2,600      University of Wisconsin Hospital &
                 Clinics Authority Revenue
                 3.700% Due 4/1/26  (a) (e)                                2,600

               WYOMING (1.0%)
    1,190      Cheyenne County Wyoming
                 Economic Development
                 Revenue Bonds (Holiday Inn)
                 3.900% Due 10/1/10 (a) (e)                                1,190

      100      Sweetwater County Wyoming
                 Pollution Control Revenue
                 (Idaho Power) Series C
                 5.100% Due 7/15/26 (a) (e)                                  100
                                                                         -------

               TOTAL INVESTMENTS (107.6%)
                  (Cost $139,915)                                        139,915

               LIABILITIES IN EXCESS OF
                  OTHER ASSETS (-7.6%)                                   (9,832)
                                                                         -------

               TOTAL NET ASSETS (100.0%)                                $130,083
                                                                        ========

(B) SEC Rule 144A Security. Such security has limited markets and is traded among "qualified institutional buyers."
(a) Interest rate subject to change approximately every 1 to 180 days. Principal payable on demand at periodic intervals at the Fund's option.
(b) Prerefunded
(d) Coupon fluctuates with the Prime Rate (Prime is the rate on corporate loans posted by at least 75% of the nation's 30 largest banks).
(e) Coupon fluctuates with remarket value.


                       See notes to financial statements              Page 33

WEISS, PECK & GREER MUTUAL FUNDS

STATEMENTS OF ASSETS AND LIABILITIES AT DECEMBER 31, 1997




                                                                     GROWTH AND              QUANTITATIVE
$ in Thousands                                            TUDOR       INCOME       GROWTH       EQUITY
--------------                                            -----       ------       ------       ------
MONEY MARKET
     ASSETS
Investments at value (+) ............................   $ 146,359    $ 115,045    $ 37,078    $ 96,208
Investments in Repurchase Agreements,at value (+) ...      26,576            0      16,253           0
Cash ................................................           1            0           0           0
Receivable for securities sold ......................       2,797        1,710       8,159           0
Receivable for Fund shares sold .....................         589          400       1,465         101
Dividends and interest receivable ...................         131          166          24         150
Other assets ........................................          13            7           4           7
                                                        ---------    ---------    --------    --------
                                                          176,466      117,328      62,983      96,466
                                                        ---------    ---------    --------    --------
     LIABILITIES
Distributions payable ...............................           0            0           0           0
Payable to custodian bank ...........................           0            0           0         286
Payable for investment securities purchased .........       4,859            0         429           0
Payable for Fund shares redeemed ....................       4,921           46      15,916          11
Unrealized depreciation on forward currency contracts           0            0           0           0
Accrued investment advisory fee payable - Note 5 ....         132           73          37          63
Accrued administration fee payable - Note 5 .........           7            6           4           4
Payable for variation margin ........................           0            0           0           1
Accrued expenses ....................................          88           57          40          46
                                                        ---------    ---------    --------    --------
                                                           10,007          182      16,426         411
                                                        ---------    ---------    --------    --------
      NET ASSETS ....................................     166,459      117,146      46,557      96,055
                                                        =========    =========    ========    ========
NET ASSETS REPRESENTED BY:
Shares of beneficial interest, at par ...............       2,531        3,336           1          16
Paid-in surplus .....................................     120,321       73,588      37,400      72,722
Accumulated undistributed net investment income/
   (distributions in excess of net investment income)          98          243          62         382
Undistributed net realized gains on investments,
   futures, options and currencies/(Distributions
   in excess of realized gains on investments,
   futures, options and currencies) .................       2,617          136       3,019       1,963
Net unrealized appreciation on
   investments, futures and currencies ..............      40,892       39,843       6,075      20,972
                                                        ---------    ---------    --------    --------
NET ASSETS APPLIED TO OUTSTANDING SHARES ............     166,459      117,146      46,557      96,055
                                                        =========    =========    ========    ========

CAPITAL SHARES (AUTHORIZED SHARES UNLIMITED)
Outstanding .........................................       7,601        3,336         409      16,452
                                                        =========    =========    ========    ========
Par Value ...........................................   $ .33 1/3    $    1.00    $  0.001    $  0.001
                                                        =========    =========    ========    ========
Net asset value per share ...........................   $   21.90    $   35.11    $ 113.74    $   5.84
                                                        =========    =========    ========    ========

(+) Investments at cost .............................     132,043       75,202      47,256      75,266

UNREALIZED APPRECIATION/(DEPRECIATION): *
   Gross appreciation ...............................      42,526       40,399       8,633      22,157
   Gross depreciation ...............................      (1,634)        (556)     (2,558)     (1,185)
                                                        ---------    ---------    --------    --------
NET UNREALIZED APPRECIATION .........................      40,892       39,843       6,075      20,972
                                                        =========    =========    ========    ========


Page 34



                                                                                  INTERMEDIATE
                                                                      GOVERNMENT   MUNICIPAL    GOVERNMENT   TAX FREE
$ in Thousands                                         INTERNATIONAL  SECURITIES     BOND      MONEY MARKET MONEY MARKET
--------------                                         -------------  ----------     ----      ------------ ------------
     ASSETS
Investments at value (+) ............................   $   9,509    $ 144,727    $  23,639    $ 162,166    $139,915
Investments in Repurchase Agreements,at value (+) ...           0            0            0       21,921           0
Cash ................................................           0          112           55            1         732
Receivable for securities sold ......................         202       33,210            0            0           0
Receivable for Fund shares sold .....................           1          731           63       27,400       2,716
Dividends and interest receivable ...................          29          888          368            4       1,100
Other assets ........................................           1            4            7            4           9
                                                        ---------    ---------    ---------    ---------    --------
                                                            9,742      179,672       24,132      211,496     144,472
                                                        ---------    ---------    ---------    ---------    --------
     LIABILITIES
Distributions payable ...............................           0          476           89            0           9
Payable to custodian bank ...........................         974            0            0            0           0
Payable for investment securities purchased .........         148       70,600          474            0      11,763
Payable for Fund shares redeemed ....................           5           26           31        3,500       2,499
Unrealized depreciation on forward currency contracts           4            0            0            0           0
Accrued investment advisory fee payable - Note 5 ....          14           56            5           79          54
Accrued administration fee payable - Note 5 .........           0            4            0            6           4
Payable for variation margin ........................           0            0            0            0           0
Accrued expenses ....................................          42           67           25           94          60
                                                        ---------    ---------    ---------    ---------    --------
                                                            1,187       71,229          624        3,679      14,389
                                                        ---------    ---------    ---------    ---------    --------
      NET ASSETS ....................................       8,555      108,443       23,508      207,817     130,083
NET ASSETS REPRESENTED BY:
Shares of beneficial interest, at par ...............           8           12            2          208         130
Paid-in surplus .....................................       7,462      147,831       22,782      209,624     129,972
Accumulated undistributed net investment income/
   (distributions in excess of net investment income)         (23)           3            1            0           0
Undistributed net realized gains on investments,
   futures, options and currencies/(Distributions
   in excess of realized gains on investments,
   futures, options and currencies) .................        (168)     (39,887)        (108)      (2,015)        (19)
Net unrealized appreciation on
   investments, futures and currencies ..............       1,276          494          831            0           0
                                                        ---------    ---------    ---------    ---------    --------
NET ASSETS APPLIED TO OUTSTANDING SHARES ............       8,555      108,443       23,508      207,817     130,083
                                                        =========    =========    =========    =========    ========

CAPITAL SHARES (AUTHORIZED SHARES UNLIMITED)
Outstanding .........................................         843       11,611        2,249      208,091     130,104
                                                        =========    =========    =========    =========    ========
Par Value ...........................................   $    0.01    $   0.001    $   0.001    $   0.001    $  0.001
                                                        =========    =========    =========    =========    ========
Net asset value per share ...........................   $   10.15    $    9.34    $   10.45    $    1.00    $   1.00
                                                        =========    =========    =========    =========    ========

(+) Investments at cost .............................       8,228      144,233       22,808      184,087     139,915

UNREALIZED APPRECIATION/(DEPRECIATION): *
   Gross appreciation ...............................       1,817          496          837            0           0
   Gross depreciation ...............................        (541)          (2)          (6)           0           0
                                                        ---------    ---------    ---------    ---------    --------
NET UNREALIZED APPRECIATION .........................       1,276          494          831            0           0
                                                        =========    =========    =========    =========    ========





* Based on cost of securities for Federal Income tax purposes which does not differ from book cost.


                       See notes to financial statements

WEISS, PECK & GREER MUTUAL FU NDS

STATEMENTS OF OPERATIONS FOR YEAR ENDED DECEMBER 31, 1997



                                                                             GROWTH AND             QUANTITATIVE
                                                                    TUDOR       INCOME     GROWTH      EQUITY
                                                                    -----       ------     ------      ------
$ in Thousands
INVESTMENT INCOME:
Dividends ......................................................   $    498    $  1,811    $   175    $  1,985
Interest .......................................................        377         124        214         166
Income from securities loaned - Note 4 .........................         48           0         19           0
Class action litigation settlements ............................        476           6        219           3
                                                                   --------    --------    -------    --------
                                                                      1,399       1,941        627       2,154
                                                                   --------    --------    -------    --------
EXPENSES:
Investment advisory fee - Note 5 ...............................      1,587         759        475         783
Transfer agent fees and expenses ...............................        204          81         27          52
Administration fees - Note 5 ...................................         99          69         38          42
Custodian fees and expenses ....................................         81          17         33          31
Fund accounting fees and expenses ..............................         76          43         29          45
Professional fees ..............................................         64          47         44          44
Trustees' fees and expenses ....................................         22          21         20          20
Registration fees ..............................................         19          18         21          13
Shareholders' reports ..........................................         10           9          9          14
Other expenses .................................................         18          13         10          35
                                                                   --------    --------    -------    --------
                                                                      2,180       1,077        706       1,079
Less fees waived by adviser ....................................          0           0          0           0
Less reimbursement by adviser ..................................          0           0          0           0
Less expenses paid indirectly - Note 7 .........................         (3)         (3)        (2)         (3)
                                                                   --------    --------    -------    --------
                                                                      2,177       1,074        704       1,076
                                                                   --------    --------    -------    --------
NET INVESTMENT INCOME/(LOSS) ...................................       (778)        867        (77)      1,078
                                                                   --------    --------    -------    --------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS,
         FUTURES, OPTIONS AND CURRENCIES:
         Net realized gain/(loss) on investments ...............     27,744      12,903      9,380      18,088
         Net realized (loss) on currencies .....................        (12)          0         (5)          0
         Net change in unrealized appreciation/(depreciation) on
                  investments, futures and options .............     (6,932)     16,703     (2,179)      4,604
         Net change in unrealized depreciation on currencies ...          0           0          0           0
                                                                   --------    --------    -------    --------
NET GAIN/(LOSS) ON INVESTMENTS, FUTURES, OPTIONS AND
         CURRENCIES ............................................     20,800      29,606      7,196      22,692
                                                                   --------    --------    -------    --------

NET INCREASE IN NET ASSETS
         RESULTING FROM OPERATIONS .............................     20,022      30,473      7,119      23,770
                                                                   ========    ========    =======    ========



Page 36                    See notes to financial statements

                                                                                        INTERMEDIATE GOVERNMENT
                                                                             GOVERNMENT  MUNICIPAL     MONEY      MONEY
$ in Thousands                                                 INTERNATIONAL SECURITIES    BOND        MARKET     MARKET
--------------                                                 ------------- ----------    ----        ------     ------
INVESTMENT INCOME:
Dividends ......................................................   $   216    $     0    $     0      $     0    $     0
Interest .......................................................        16      7,491      1,128        8,582      5,086
Income from securities loaned - Note 4 .........................         0         17          0            0          0
Class action litigation settlements ............................         2          0          0            0          0
                                                                   -------    -------    -------      -------    -------
                                                                       234      7,508      1,128        8,582      5,086
                                                                   -------    -------    -------      -------    -------
EXPENSES:
Investment advisory fee - Note 5 ...............................        62        702         96          780        650
Transfer agent fees and expenses ...............................        39         53         35          182         84
Administration fees - Note 5 ...................................         0         51          0           72         47
Custodian fees and expenses ....................................        22         23          4           29         23
Fund accounting fees and expenses ..............................        24         50         21           65         55
Professional fees ..............................................        46         64         29           55         44
Trustees' fees and expenses ....................................        18         21         18           21         20
Registration fees ..............................................        13         11         16           29         23
Shareholders' reports ..........................................         6         14          6           12         11
Other expenses .................................................         6         19         15           21         14
                                                                   -------    -------    -------      -------    -------
                                                                       236      1,008        240        1,266        971
Less fees waived by adviser ....................................         0          0        (56)           0          0
Less reimbursement by adviser ..................................         0          0         (4)           0          0
Less expenses paid indirectly - Note 7 .........................        (3)        (2)        (2)          (5)       (10)
                                                                   -------    -------    -------      -------    -------
                                                                       233      1,006        178        1,261        961
                                                                   -------    -------    -------      -------    -------
NET INVESTMENT INCOME/(LOSS) ...................................         1      6,502        950        7,321      4,125
                                                                   -------    -------    -------      -------    -------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS,
         FUTURES, OPTIONS AND CURRENCIES:
         Net realized gain/(loss) on investments ...............      (989)     1,562         34          0         (4)
         Net realized (loss) on currencies .....................      (196)         0          0          0          0
         Net change in unrealized appreciation/(depreciation) on
                  investments, futures and options .............       691        307        652          0          0
         Net change in unrealized depreciation on currencies ...       (19)         0          0          0          0
                                                                   -------    -------    -------    -------    -------
NET GAIN/(LOSS) ON INVESTMENTS, FUTURES, OPTIONS AND
         CURRENCIES ............................................       387      1,869        686          0         (4)
                                                                   -------    -------    -------    -------    -------

NET INCREASE IN NET ASSETS
         RESULTING FROM OPERATIONS .............................       388      8,371      1,636      7,321      4,121
                                                                   =======    =======    =======    =======    =======




                       See notes to financial statements

WEISS, PECK & GREER MUTUAL F UNDS

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                                                       GROWTH AND
                                                            TUDOR                       INCOME                   GROWTH
                                                            -----                       ------                   ------
$ in Thousands
                                                       1997           1996            1997     1996         1997         1996
                                                       ----           ----            ----     ----         ----         ----
OPERATIONS:
Net investment income/(loss) ......................   ($    778)   ($  1,042)   $     867    $  1,107    ($     77)   ($     43)
Net realized gain/(loss) on
   investments, futures,
   options, and currencies ........................      27,732       30,159       12,903       7,405        9,375       13,594
Net change in unrealized
   appreciation/(depreciation)
   on investments, futures,
   options and currencies .........................      (6,932)       1,416       16,703       7,840       (2,179)      (2,903)
                                                      ---------    ---------    ---------    --------    ---------    ---------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ......................      20,022       30,533       30,473      16,352        7,119       10,648
                                                      ---------    ---------    ---------    --------    ---------    ---------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income .....................           0            0         (735)     (1,001)           0            0
   From capital gains .............................     (26,044)     (27,250)     (13,500)     (6,957)      (7,513)     (13,157)
                                                      ---------    ---------    ---------    --------    ---------    ---------
NET DECREASE DUE TO
   DISTRIBUTIONS ..................................     (26,044)     (14,235)      (7,958)     (7,513)     (13,157)     (13,157)
                                                      ---------    ---------    ---------    --------    ---------    ---------

TRANSACTIONS IN SHARES OF
   BENEFICIAL INTEREST:
RECEIVED ON ISSUANCE:
   Shares sold ....................................     398,240      157,573       19,356      10,378      250,575      120,071
   Distributions reinvested .......................      24,010       24,493       12,892       7,047        7,513       12,286
   Shares redeemed ................................    (431,139)    (169,513)     (14,277)    (10,239)    (273,976)    (127,462)
                                                      ---------    ---------    ---------    --------    ---------    ---------
NET INCREASE/(DECREASE) FROM
   CAPITAL SHARE TRANSACTIONS .....................      (8,889)      12,553       17,971       7,186      (15,888)       4,895
                                                      ---------    ---------    ---------    --------    ---------    ---------

TOTAL INCREASE/(DECREASE)
   IN NET ASSETS ..................................     (14,911)      15,836       34,209      15,580      (16,282)       2,386

NET ASSETS:
Beginning of year .................................     181,370      165,534       82,937      67,357       62,839       60,453
                                                      ---------    ---------    ---------    --------    ---------    ---------
End of year + .....................................     166,459      181,370      117,146      82,937       46,557       62,839
                                                      =========    =========    =========    ========    =========    =========

+  Includes undistributed net
    investment income/
    (distributions in excess of
    net investment income) ........................          98         (358)         243         207           62         (205)

Transactions in shares of the funds (in thousands):
   Sold ...........................................      16,664        6,124          549         366        2,055          861
   Reinvestment of distributions ..................       1,115        1,057          368         238           67          104
   Redeemed .......................................     (17,969)      (6,604)        (410)       (364)      (2,243)        (918)
                                                      ---------    ---------    ---------    --------    ---------    ---------
Net increase/(decrease) ...........................        (190)         577          507         240         (121)          47
                                                      =========    =========    =========    ========    =========    =========


                                                            QUANTITATIVE                                         GOVERNMENT
                                                               EQUITY                 INTERNATIONAL              SECURITIES
                                                               ------                 -------------              ----------
                                                          1997         1996          1997       1996         1997         1996
$ in Thousands                                            ----         ----          ----       ----         ----         ----
OPERATIONS:
Net investment income/(loss) ......................   $   1,078    $   2,219    $      1    $     41    $   6,502    $   8,454
Net realized gain/(loss) on
   investments, futures,
   options, and currencies ........................      18,088       29,051        (285)      1,469        1,562       (1,080)
Net change in unrealized
   appreciation/(depreciation)
   on investments, futures,
   options and currencies .........................       4,604       (5,583)        672        (887)         307       (2,578)
                                                      ---------    ---------    --------    --------    ---------    ---------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ......................      23,770       25,687         388         623        8,371        4,796
                                                      ---------    ---------    --------    --------    ---------    ---------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income .....................      (1,032)      (1,873)         (7)        (44)      (6,446)      (8,400)
   From capital gains .............................     (18,970)     (26,218)       (348)     (1,393)           0            0
                                                      ---------    ---------    --------    --------    ---------    ---------
NET DECREASE DUE TO
   DISTRIBUTIONS ..................................     (20,002)     (28,091)       (355)     (1,437)      (6,446)      (8,400)
                                                      ---------    ---------    --------    --------    ---------    ---------

TRANSACTIONS IN SHARES OF
   BENEFICIAL INTEREST:
RECEIVED ON ISSUANCE:
   Shares sold ....................................      10,292       40,334       1,504       2,535        9,057        8,570
   Distributions reinvested .......................      19,631       25,939         353       1,284        4,387        5,278
   Shares redeemed ................................     (40,086)     (94,620)     (6,496)     (4,038)     (27,730)     (61,018)
                                                      ---------    ---------    --------    --------    ---------    ---------
NET INCREASE/(DECREASE) FROM
   CAPITAL SHARE TRANSACTIONS .....................     (10,163)      (4,639)     (4,639)       (219)     (14,286)     (47,170)
                                                      ---------    ---------    --------    --------    ---------    ---------

TOTAL INCREASE/(DECREASE)
   IN NET ASSETS ..................................      (6,395)     (30,751)     (4,606)     (1,033)     (12,361)     (50,774)

NET ASSETS:
Beginning of year .................................     102,450      133,201      13,161      14,194      120,804      171,578
                                                      ---------    ---------    --------    --------    ---------    ---------
End of year + .....................................      96,055      102,450       8,555      13,161      108,443      120,804
                                                      =========    =========    ========    ========    =========    =========
+  Includes undistributed net
    investment income/
    (distributions in excess of
    net investment income) ........................         382          336         (23)        (41)           3            8

Transactions in shares of the funds (in thousands):
   Sold ...........................................       1,618        5,658         142         224          989          929
   Reinvestment of distributions ..................       3,361        4,345          35         124          476          575
   Redeemed .......................................      (5,933)     (12,053)       (613)       (358)      (3,003)      (6,638)
                                                      ---------    ---------    --------    --------    ---------    ---------
Net increase/(decrease) ...........................        (954)      (2,050)       (436)        (10)      (1,538)      (5,134)
                                                      =========    =========    ========    ========    =========    =========



                                                           INTERMEDIATE
                                                             MUNICIPAL                    GOVERNMENT                TAX FREE
                                                               BOND                     MONEY MARKET              MONEY MARKET
                                                               ----                     ------------              ------------
                                                        1997           1996          1997           1996         1997        1996
$ in Thousands                                          ----           ----          ----           ----         ----        ----
OPERATIONS:
Net investment income/(loss) ......................   $    950    $       657    $     7,321    $     6,130  $     4,125  $  3,940
Net realized gain/(loss) on
   investments, futures,
   options, and currencies ........................         34              5              0              7           (4)       (3)
Net change in unrealized
   appreciation/(depreciation)
   on investments, futures,
   options and currencies .........................        652            (46)             0              0            0         0
                                                      --------    -----------    -----------    -----------  -----------    ------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ......................      1,636            616          7,321          6,137        4,121     3,937
                                                      --------    -----------    -----------    -----------  -----------   -------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income .....................       (950)          (657)        (7,321)        (6,132)      (4,125)   (3,940)
   From capital gains .............................          0              0              0              0            0         0
                                                      --------    -----------    -----------    -----------  -----------    ------
NET DECREASE DUE TO
   DISTRIBUTIONS ..................................       (950)          (657)        (7,321)        (6,132)      (4,125)   (3,940)
                                                      --------    -----------    -----------    -----------  -----------    ------

TRANSACTIONS IN SHARES OF
   BENEFICIAL INTEREST:
RECEIVED ON ISSUANCE:
   Shares sold ....................................     13,254          6,115      1,653,080      1,206,518    1,058,249  1,110,592
   Distributions reinvested .......................        564            473          7,078          6,163        3,978      3,991
   Shares redeemed ................................     (6,210)        (4,063)    (1,605,127)    (1,191,110)  (1,049,563)(1,118,911)
                                                      --------    -----------    -----------    -----------  ----------- ----------
NET INCREASE/(DECREASE) FROM
   CAPITAL SHARE TRANSACTIONS .....................      7,608          2,525         55,031         21,571       12,664     (4,328)
                                                      --------    -----------    -----------    -----------  -----------  ---------

TOTAL INCREASE/(DECREASE)
   IN NET ASSETS ..................................      8,294          2,484         55,031         21,576       12,660     (4,331)

NET ASSETS:
Beginning of year .................................     15,214         12,730        152,786        131,210      117,423    121,754
                                                      --------    -----------    -----------    -----------  -----------  ---------
End of year + .....................................     23,508         15,214        207,817        152,786      130,083    117,423
                                                      ========    ===========    ===========    ===========  ===========   ========

+  Includes undistributed net
    investment income/
    (distributions in excess of
    net investment income) ........................          1              1              0              0            0          0

Transactions in shares of the funds (in thousands):
   Sold ...........................................      1,301            607      1,653,080      1,206,516    1,058,249  1,110,592
   Reinvestment of distributions ..................         55             47          7,078          6,163        3,978      3,991
   Redeemed .......................................       (607)          (402)    (1,605,127)    (1,191,110)  (1,049,563)(1,118,911)
                                                      --------    -----------    -----------    -----------  ------------ ----------
Net increase/(decrease) ...........................        749            252         55,031         21,569       12,664     (4,328)
                                                      ========    ===========    ===========    ===========  =========== ==========




                       See notes to financial statements                Page 39

WEISS PECK & GREER MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS



1. - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
ORGANIZATION
------------
     The following are open-end management investment companies registered under the Investment Company Act of 1940 (the "Act"):

         WPG Tudor Fund ("Tudor")
         WPG  Growth and Income  Fund  ("Growth  and  Income")
         WPG Growth  Fund ("Growth")
         Weiss, Peck & Greer Funds Trust ("WPG Funds Trust"):
           WPG Quantitative Equity Fund  ("Quantitative  Equity")
           WPG Government Securities Fund ("Government  Securities")
           WPG Intermediate Municipal Bond  Fund  ("Municipal  Bond")
           WPG Government Money Market Fund ("Government Money Market") WPG Tax Free Money Market Fund ("Tax Free Money Market")
         Weiss, Peck & Greer International Fund ("International")

     Each fund is diversified.

     Government Money Market and Tax Free Money Market are money market funds that seek to maintain continuous net asset values of $1.00. The following is a summary of the significant accounting policies followed by the funds in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles.

PORTFOLIO VALUATION
-------------------
     COMMON STOCK - Securities listed or admitted to trading on a national securities exchange, including options, are valued at the last sale price, on such exchange, as of the close of regular trading on the New York Stock Exchange ("NYSE") on the day the net asset value calculation is made. Unlisted securities and listed securities for which there are no sales reported on the valuation date are valued at the mean between the most recent bid and asked prices.

     BONDS - Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices, exchanges or over-the-counter prices, when such valuations are believed to reflect the market value of such securities.

     MONEY MARKET SECURITIES - Investments are valued at amortized cost, which has been determined by the Funds' Board of Trustees to represent the fair value of the Fund's investments.

     FOREIGN SECURITIES - Securities listed or admitted to trading on an international securities exchange, including options, are valued at the last sale price, at the close of the primary international exchange on the day the net asset value calculation is made. Unlisted securities and listed securities for which there are no sales reported on the valuation date are valued at the mean between the most recent bid and ask prices.

     OTHER SECURITIES - Other securities and assets for which market quotations are not readily available are valued at their fair value as determined, in good faith, by the Funds' Valuation Committee as authorized by the Funds' Board of Trustees.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME
---------------------------------------------
     Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded utilizing the specific identification method. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts on fixed income securities are accreted to interest income over the life of the security or until an applicable call date if sooner, with a corresponding increase in cost basis; premiums are amortized on municipal securities only, with a corresponding decrease in cost basis.

WEISS PECK & GREER MUTUAL FUNDS

FEDERAL INCOME TAXES
--------------------
     The Funds intend to comply with the requirements of the Internal Revenue Code that pertain to regulated investment companies and to distribute all of their taxable income to their shareholders. No federal income tax or excise tax provision is required. As of December 31, 1997, the following funds had capital loss carryforwards:

              (in thousands)
                                                YEAR OF EXPIRATION
                                                ------------------
         FUND                      2001     2002        2003      2004     2005
         ----                      ----     ----        ----      ----     ----
     Government Securities         --      18,940      20,113      753      --
     Municipal Bond                --         100           8      --       --
     Government Money Market       --       2,014        --        --       2
     Tax Free Money Market         11        --             1        3      4


DISTRIBUTION TO SHAREHOLDERS
----------------------------
     DIVIDENDS FROM NET INVESTMENT INCOME - Distributions are recorded on the ex-dividend date. Dividends from net investment income are declared and paid annually when available for the Tudor, Growth, Quantitative Equity and International Funds and quarterly for the Growth & Income Fund. Dividends from net investment income are declared daily and paid monthly for the Government Securities, Municipal Bond, Government Money Market and Tax Free Money Market Funds.

     DISTRIBUTIONS FROM CAPITAL GAINS - Distributions from capital gains are declared by December 31 of the year in which they are earned and are paid by January 31 of the following year. To the extent that net realized capital gains can be offset by capital loss carryovers, if any, it is the policy of the Funds not to distribute such gains.

     The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as mortgage backed securities, net operating losses, deferral of wash sale losses, options and futures, and post October losses.

ORGANIZATION EXPENSES
---------------------

     Organizational and initial offering expenses of approximately $97,000 and $77,000 for the Quantitative Equity Fund and Municipal Bond Fund, respectively, were deferred and are being amortized on a straight line basis over a sixty-month period.

REPURCHASE AGREEMENTS (TUDOR, GROWTH, GOVERNMENT SECURITIES,
GOVERNMENT MONEY MARKET)
-----------------------

     It is each Funds' policy to take possession of securities or other assets purchased under agreements to resell. The securities purchased under agreements to resell are marked to market every business day to ensure that the value of the "collateral" is at least equal to the value of the loan, including the accrued interest earned thereon, plus sufficient additional market value as is considered necessary to provide a margin of safety.

FUTURES (TUDOR, GROWTH, QUANTITATIVE EQUITY, INTERNATIONAL,
GOVERNMENT SECURITIES)
----------------------

     A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash and/or securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from, or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such a receipt or payment is known as a "variation margin" and is recorded by each Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund is also required to fully collateralize futures contracts purchased. The Fund only enters into futures contracts which are traded on exchanges.

WEISS PECK & GREER MUTUAL FUNDS

OPTIONS WRITING (TUDOR, GROWTH & INCOME, GROWTH, QUANTITATIVE EQUITY, INTERNATIONAL AND GOVERNMENT SECURITIES)
-------------------------------------------
     A Fund may write covered options to protect against adverse movements in the price of securities in the investment portfolio. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call is exercised, the premium is added to the proceeds from the sale of the underlying securities or currencies in determining whether the Fund has realized a gain or loss. If a put is exercised, the premium reduces the cost basis of the securities or currencies purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the selling or buying of a security or currency at a price different from the current market value. The Fund only enters into options which are traded on exchanges except for Tudor and Growth which can enter into non-exchange options with counterparties as authorized by the Board of Trustees.

FOREIGN SECURITIES (TUDOR, GROWTH AND INCOME, GROWTH, INTERNATIONAL)
--------------------------------------------------------------------
     Certain risks result from investing in foreign securities in addition to the usual risks inherent in domestic investments. Such risks include future political, economic and currency exchange developments including investment restrictions and changes in foreign laws.

FORWARD CURRENCY CONTRACTS (TUDOR, GROWTH AND INCOME, GROWTH, INTERNATIONAL)
----------------------------------------------------------------------------
     A Fund may enter into forward contracts. Such contracts may be utilized in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolios denominated in foreign currencies. Fluctuations in the value of the forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Upon entering into such a contract, the Fund is required to segregate assets with its custodian at least equal to the value of the Fund's assets committed to fulfilling the forward currency contract.

FOREIGN CURRENCY TRANSACTIONS (TUDOR, GROWTH AND INCOME, GROWTH, INTERNATIONAL)
-------------------------------------------------------------------------------
     The books and records of each Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets or liabilities, denominated in foreign currencies, are translated into U.S. dollars at the exchange rates prevailing on the close of trading on the primary foreign market. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     Reported net realized foreign exchange gains or losses arise from sales and maturities of short term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in the exchange rate.

USE OF ESTIMATES
----------------
     Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ from these amounts.

WEISS PECK & GREER MUTUAL FUNDS

2 - SECURITIES TRANSACTIONS
     For the year ended December 31, 1997, sales proceeds, cost of securities purchased, (other than short term investments and options written), total commissions and commissions received by Weiss, Peck & Greer ("WPG"), the Fund's investment adviser or Hill Samuel Investment Management Limited, the International Fund's sub-adviser, on such transactions were as follows:


                                  PROCEEDS    COST OF                COMMISSIONS
                              OF SECURITIES  SECURITIES    TOTAL     RECEIVED BY
                                   SOLD      PURCHASED   COMMISSIONS WPG OR HSIM
                                  (000's)     (000's)     (000's)     (000's)
                                  -------     -------     -------     -------

            Tudor                 $239,125     $181,025     $258        $ 91
            Growth and Income       69,050       70,820      126         100
            Growth                  85,945       51,555      101          40
            Quantitative Equity    113,101       80,083      216         211
            International           10,648        6,521       59           0
            Government
               Securities          377,317      381,643        0           0
            Municipal Bond           8,054       16,162        0           0


OPTIONS WRITING ACTIVITY
------------------------
     For the year ended December 31, 1997, the number of covered call options written, expired and closed and their related realized gain/(loss) were as follows:

                                                                                         GOVERNMENT
                                             TUDOR                 GROWTH                SECURITIES
                                             -----                 ------                ----------
         ($ in thousands)             NUMBER                  NUMBER                NUMBER
                                       OF       PREMIUMS       OF      PREMIUMS      OF       PREMIUMS
                                    CONTRACTS   RECEIVED    CONTRACTS  RECEIVED   CONTRACTS   RECEIVED
                                    ---------   --------    ---------  --------   ---------   --------

COVERED CALL
    OPTIONS WRITTEN
Contracts Outstanding
December 31, 1996                       150    $    39            90     $   21        0         $ 0
Contracts Written                     7,778      6,479         2,308      2,082       16          43
                                      -----      -----         -----      -----       --          --
                                      7,928      6,518         2,398      2,103       16          43
                                      -----      -----         -----      -----       --          --
CONTRACTS TERMINATED
Expired                               1,082      1,291           652        434        8          20
Exercised                                82         22          --         --          8          23
Closed                                6,764      5,205         1,746      1,669        0           0
                                      -----      -----         -----      -----        -           -
TOTAL CONTRACTS TERMINATED            7,928      6,518         2,398      2,103       16          43
                                      -----      -----         -----      -----       --          --
Contracts Outstanding at
 December 31, 1997                        0    $     0             0     $    0        0         $ 0
          === ====                   ======    =======         =====     ======    =====         ===

COST OF TOTAL CONTRACTS                        $ 7,091                   $2,472               $   23
                                                ------                   ------               ------
REALIZED GAIN/(LOSS) ON CONTRACTS                 (573)                    (369)                  20
                                                ------                   ------               ------
AGGREGATE VALUE OF COLLATERAL                  $     0                   $    0                    0
                                                ------                   ------               ------



WEISS PECK & GREER MUTUAL FUNDS

3 - INVESTMENTS IN RESTRICTED SECURITIES
     Certain of the Funds may from time to time purchase restricted securities.The following are restricted securities and would require registration under the Securities Act of 1933 before they could be offered for public sale in the U.S. Each security is valued under a method approved by the Board of Trustees as reflecting fair value.

                                 Cost     Value Per Unit                   Total Market     Percentage of
                                 Per      at Acquisition  Value Per Unit   Value 12/31/97   Net Assets at
Fund     Security                Unit         Date         at 12/31/97       (000's)           12/31/97
----     --------                ----         ----         -----------       -------           --------
Tudor    Advanced Promotion
          Technologies         $100.00       $73.76           $0.20            $1              0.00%
Tudor    PETsMART Inc.
          6.750% Due 11/1/04    100.00       100.25          104.56         2,614              1.56%
Tudor    Thermoquest Corp.       15.00        14.84           17.22           861              0.51%
Tax Free NCNB Pooled Tax Exempt
 Money     Trust-Texas          100.00       100.00          100.00           650              0.39%
 Market
Growth   Thermoquest Corp.       15.00        14.84           17.22           431              0.92%


4-SECURITIES LENDING (TUDOR, GROWTH, GOVERNMENT SECURITIES)
     At  December  31,  1997,  the  Tudor  Fund  loaned   securities  valued  at
     $15,003,836. For collateral the Tudor Fund received a letter of credit in an amount equal to $15,000,000. On January 2, 1998, the borrowing broker returned securities valued at $470,524 to the Tudor Fund in order for the Fund to have collateral at least equal to the current market value of securities loaned. At December 31, 1997 the Growth Fund loaned securities valued at $4,217,966. For collateral, the Growth Fund received U.S. Government securities in the amount of $4,302,332. During the year the Tudor Fund, Growth Fund and Government Securities Fund earned approximately $43,643, $13,191 and $15,601 in securities lending fees, net of custodian expenses, respectively.

5 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
     WPG serves as the Funds' investment adviser. The advisory fees of each Fund are as follows, and are paid monthly except for the International Fund which is paid quarterly:

         Tudor                 .90% of net assets up to $300  million
                               .80% of net assets $300 million to $500 million .75% of net assets in excess of $500 million

         Growth and Income     .75% of net assets

         Growth                .75% of net assets

         Quantitative Equity   .75% of net assets

         International         .50% while net assets  under $15  million
                               .85% while net assets $15 to $20 million
                              1.00% while net assets in excess of $20 million

         Government Securities .60% of net assets up to $300 million
                               .55% of net assets $300 million to $500 million .50% of net assets in excess of $500 million continued on next page

WEISS PECK & GREER MUTUAL FUNDS
         continued from previous page

         Municipal Bond          .00% while net assets  under $17  million
                                 .50% while net assets in excess of $17 million

         Government Money Market .50% of net assets up to $500  million
                   &             .45% of net assets $500 million to $1 billion
         Tax Free Money Market   .40% of net assets $1 billion to $1.5 billion
                                 .35% of net assets in excess of $1.5 billion


     Pursuant to authority granted under its Investment Advisory Agreement with the International Fund, WPG has selected Hill Samuel Investment Management Limited ("HSIM"), formerly Lloyds Investment Management Limited, as sub-adviser to the International Fund. Pursuant to a sub-advisory agreement, HSIM has overall responsibility for the management of the
     International Fund's assets invested in non-US securities. Lloyds Investment Management Limited, the parent of HSIM, is a non-managing member of WPG.

     Each Fund has entered into an Administration Agreement with WPG. For the period January 1, 1997 through April 30, 1997 WPG was entitled to receive the following fees based upon a percentage of average daily net assets:
     Tudor .07%, Growth and Income .09%, Growth .02%, Quantitative Equity .02%, International .06% while assets exceed $25 million, Government Securities .03%, Intermediate Municipal Bond .12% while assets exceed $50 million, Government Money Market .06%, and Tax Free Money Market .03%. As of May 1, 1997, WPG is entitled to receive the following fees based upon a percentage of average daily net assets: Tudor .05%, Growth & Income .06%, Growth .08%, Quantitative Equity .05%, Government Securities .05%, Government Money Market .04% and Tax Free Money Market .04%. The fee for International and Municipal Bond have remained the same.

6 - DISTRIBUTION PLAN (GOVERNMENT SECURITIES)
     The Trust has adopted a plan of Distribution  (the "Plan") under Section 12
     (b) of the 1940 Act and Rule 12b-1 thereunder. The Fund may pay up to 0.25% of its average daily net assets under any one agreement but is limited to an aggregate of 0.05% of its average annual net assets for activities primarily intended to result in the sale of its shares.

     For the year ended December 31, 1997, expenses incurred under the Plan were $378.

     Under the terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

7 - CUSTODIAN FEES
     Each Fund has entered into an expense offset agreement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. For the year ended December 31, 1997 the Funds' custodian fees and related offset were as follows:

                                          Custodian    Offset
                                             Fee      Credit
                                             ---      ------
        Tudor                              $81,438   $3,438
        Growth and Income                   17,154    2,667
        Growth                              33,307    2,057
        Quantitative Equity                 30,558    3,058
        International                       22,027    3,027

                                                continued on next page

WEISS PECK & GREER MUTUAL FUNDS
         continued from previous page

         Government Securities              23,160    1,660
         Municipal Bond                      4,297    1,528
         Government Money Market            28,810    5,310
         Tax Free Money Market              22,727    9,727


The Funds could have invested their cash balances elsewhere if they had not agreed to a reduction in fees under the expense offset agreement with their custodian.

8 - RECLASSIFICATION OF CAPITAL ACCOUNTS

     In accordance with the adoption of Statement of Position 93-2 "Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies", reclassifications were made to the Funds' capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change. At December 31, 1997, the amounts reclassified were as follows:

                                    Undistributed     Undistributed   Additional
                                    Net Investment    Net Realized     Paid-in
                                        Income           Gains         Surplus
                                        (000's)          (000's)       (000's)
                                        -------          -------       -------

              Tudor                   $ 1,235          $(1,292)         $  57
              Growth and Income           (80)              94              2
              Growth                      344                6           (351)
              Quantitative Equity         --               (23)            23
              International                24              179           (203)
              Government Securities       (61)              61             --


9 - FEDERAL INCOME TAX STATUS OF DIVIDENDS (UNAUDITED)
     WPG Tax Free and WPG Municipal Bond have determined that all dividends paid during the year ended December 31, 1997 were paid from investment income and are exempt from Federal income. None of these dividends are subject to the Alternative Minimum Tax.

     The Funds have distributed long-term capital gains to shareholders during the fiscal year ended December 31, 1997 in the following amounts:

                                          28%            20%
                                          ---            ---
                Tudor Fund            $10,350,632   $13,021,763
                Growth & Income         6,163,006     4,922,450
                Growth Fund               765,371     3,930,159
                Quantitative Equity     6,798,497     9,978,356
                International Fund        149,625        61,528


     The percentage of investment company taxable income eligible for the dividends received deduction and for certain corporate shareholders with respect to the fiscal year ended December 31, 1997, is 100% for the Growth and Income Fund and the Quantitative Equity Fund.

WEISS PECK & GREER MUTUAL FUNDS

     The above figures may differ from those cited elsewhere in the report due to differences in the calculation of income and capital gains for Securities and Exchange Commission (financial reporting) purposes and Internal Revenue Service (tax) purposes.

10 - SUBSEQUENT EVENT (GOVERNMENT FUND)
     On January 20, 1998, the WPG Government Securities Fund changed its name and investment policies. The new name of the Fund is WPG Core Bond Fund. Prior to this change, the Fund invested at least 65% of its total assets in debt obligations issued or guaranteed by the U.S. Government with maturities exceeding one year. The new policy, among other things, permits the Fund to invest at least 80% of its assets in debt securities of all types, including U.S. Government Securities and corporate debt securities. In addition, under normal market conditions, the Fund will maintain an average dollar weighted duration of between 3 and 7 years and will limit its investments to investment grade securities.

WEISS, PECK & GREER MUTUAL FUNDS
FINANCIAL HIGHLIGHTS

          (for the years ended December 31 except as indicated in the footnotes)




$ per share


                               NET      TOTAL
                            REALIZED    INCOME
                     NET       AND      (LOSS)  DIVIDENDS  DISTRI-
             NET    INVEST  UNREALIZED   FROM     FROM     BUTIONS
            ASSET    MENT   GAINS OR  INVESTMENT  NET       FROM   TOTAL    CONTRI-
          VALUE AT  INCOME (LOSSES) ON  OPERA-  INVESTMENT CAPITAL DISTRI-  BUTIONS TO
          OF PERIOD (LOSS)  SECURITIES  TIONS    INCOME     GAINS  BUTIONS   CAPITAL
          --------- ------  ----------  -----    ------     -----  -------   -------

TUDOR
1997   $    23.28  $ 0.06   $  2.46   $  2.52   $ 0.00   $ (3.90)  $(3.90)  $  0.00
1996        22.95   (0.14)     4.41      4.27     0.00     (3.94)   (3.94)     0.00
1995        19.34   (0.10)     8.03      7.93     0.00     (4.32)   (4.32)     0.00
1994        23.40   (0.13)    (2.14)    (2.27)    0.00     (1.79)   (1.79)     0.00
1993        24.85   (0.22)     3.51      3.29     0.00     (4.74)   (4.74)     0.00

GROWTH AND INCOME FUND
1997        29.32    0.24     10.30     10.54    (0.24)    (4.51)   (4.75)     0.00
1996        26.02    0.24      6.11      6.35    (0.39)    (2.66)   (3.05)     0.00
1995        21.36    0.51      6.44      6.95    (0.53)    (1.76)   (2.29)     0.00
1994        23.34    0.56     (1.83)    (1.27)   (0.62)    (0.09)   (0.71)     0.00
1993        23.89    0.56      1.71      2.27    (0.89)    (1.93)   (2.82)     0.00

GROWTH
1997       118.47    0.54     10.73     11.27     0.00    (16.00)  (16.00)     0.00
1996       125.17   (0.76)    22.90     22.14     0.00    (28.84)  (28.84)     0.00
1995        94.45   (0.22)    37.70     37.48     0.00     (6.76)   (6.76)     0.00
1994       116.62   (0.29)   (15.96)   (16.25)    0.00     (5.92)   (5.92)     0.00
1993       126.68   (0.78)    19.42     18.64     0.00    (28.70)  (28.70)     0.00

QUANTITATIVE EQUITY FUND
1997         5.89    0.08      1.42      1.50    (0.08)    (1.47)   (1.55)     0.00
1996         6.85    0.16      1.13      1.29    (0.15)    (2.10)   (2.25)     0.00
1995         5.44    0.13      1.70      1.83    (0.12)    (0.30)   (0.42)     0.00
1994         5.58    0.13     (0.11)     0.02    (0.11)    (0.05)   (0.16)     0.00
1993         5.00    0.08      0.62      0.70    (0.08)    (0.04)   (0.12)     0.00

INTERNATIONAL
1997        10.29    0.01      0.29      0.30    (0.01)    (0.43)   (0.44)     0.00
1996        11.01   (0.07)     0.57      0.50    (0.04)    (1.18)   (1.22)     0.00
1995        10.93    0.04      1.15      1.19    (0.15)    (0.96)   (1.11)     0.00
1994        11.72    0.01     (0.75)    (0.74)    0.00     (0.05)   (0.05)     0.00
1993         8.54   (0.02)     3.20      3.18     0.00      0.00     0.00      0.00



                                                                                   ratios

                   NET                      NET                                                     AVERAGE
                  ASSET                    ASSETS AT    RATIO OF        RATIO OF                    COMMISS-
                 VALUE AT                   END OF      EXPENSES      NET INCOME     PORTFOLIO        ION
                 END OF          TOTAL     PERIOD       TO AVERAGE    TO AVERAGE     TURNOVER         PER
                 PERIOD          RETURN    (OOO'S)      NET ASSETS    NET ASSETS       RATE          SHARE
                 ------          ------    -------      ----------    ----------       ----          -----
TUDOR
1997          $     21.90        11.11%    $166,459         1.24        (0.44%)      106.3%          $0.0600
1996                23.28        18.82      181,370         1.25        (0.57)       105.4            0.0580
1995                22.95        41.18      165,534         1.30        (0.47)       123.1            N/A
1994                19.34        (9.81)     144,207         1.28        (0.62)       109.1            N/A
1993                23.40        13.38      242,067         1.25        (0.76)       118.2            N/A

GROWTH AND INCOME
1997                35.11        36.27      117,146         1.06         0.88         69.6            0.0620
1996                29.32        24.42       82,937         1.15         1.50         75.8            0.0620
1995                26.02        32.73       67,357         1.22         2.10         79.4            N/A
1994                21.36        (5.47)      61,045         1.23         2.49         71.9            N/A
1993                23.34         9.53       62,714         1.26         2.15         86.4            N/A

GROWTH
1997               113.74         9.67       46,557         1.12        (0.12)        84.3            0.0540
1996               118.47        17.99       62,839         1.08        (0.07)       122.4            0.0640
1995               125.17        39.72       60,453         1.07        (0.21)       119.0            N/A
1994                94.45       (14.03)      87,942         0.95        (0.27)        99.3            N/A
1993               116.62        14.87      169,302         0.98        (0.54)       126.6            N/A

QUANTITATIVE EQUITY FUND
1997                 5.84        25.47       96,055         1.03         1.03         77.7            0.0540
1996                 5.89        18.51      102,450         0.95         1.52         60.8            0.0340
1995                 6.85        33.37      133,201         1.00         2.00         26.1            N/A
1994                 5.44         0.34       73,484         1.14         2.36         46.8            N/A
1993                 5.58        13.90       46,921         1.32         2.01         20.6            N/A

INTERNATIONAL
1997                10.15         2.89        8,555         1.89         0.02         55.1            0.0270
1996                10.29         4.64       13,161         1.71         0.31         85.2            0.0190
1995                11.01        10.92       14,194         1.74         0.39         55.9            N/A
1994                10.93        (6.32)      17,102         1.95         0.12         69.8            N/A
1993                11.72        37.24       15,996         2.12        (0.13)        75.9            N/A


WEISS, PECK & GREER MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

 (for the years ended December 31 except as indicated in the footnotes)


$ PER SHARE




                                 NET       TOTAL
                              REALIZED    INCOME
                       NET       AND      (LOSS)   DIVIDENDS  DISTRI-                        NET                   NET
             NET      INVEST  UNREALIZED   FROM     FROM      BUTIONS                       ASSET                ASSETS
            ASSET     MENT    GAINS OR   INVESTMENT  NET       FROM      TOTAL    CONTRI-  VALUE AT              END OF
          VALUE AT    INCOME (LOSSES) ON   OPERA-  INVESTMENT CAPITAL    DISTRI-  BUTIONS TO END OF   TOTAL      PERIOD
          OF PERIOD  (LOSS)  SECURITIES    TIONS    INCOME     GAINS     BUTIONS  CAPITAL   PERIOD    RETURN     ($000'S)
          ---------  ------  ----------    -----    ------     -----    -------   -------  -------    ------     -------


GOVERNMENT SECURITIES
1997       $9.19      $0.51      $0.15      $0.66   $(0.51)    $0.00      $(0.51)  $0.00    $ 9.34     7.37%    $108,443
1996        9.38       0.64      (0.29)      0.35    (0.54)     0.00       (0.54)   0.00      9.19     3.85      120,804
1995        8.83       0.60       0.54       1.14    (0.59)     0.00       (0.59)   0.00      9.38    13.25      171,578
1994       10.37       0.68      (1.56)     (0.88)   (0.64)    (0.02)      (0.66)   0.00      8.83    (8.70)     216,364
1993       10.38       0.79       0.14       0.93    (0.79)    (0.15)      (0.94)   0.00     10.37     8.96      334,904

INTERMEDIATE MUNICIPAL BOND
1997       10.14       0.47       0.31       0.78    (0.47)     0.00       (0.47)   0.00     10.45     7.85       23,508
1996       10.20       0.48      (0.06)      0.42    (0.48)     0.00       (0.48)   0.00     10.14     4.20       15,214
1995        9.51       0.44       0.69       1.13    (0.44)     0.00       (0.44)   0.00     10.20    12.05       12,730
1994       10.15       0.41      (0.64)     (0.23)   (0.41)     0.00       (0.41)   0.00      9.51    (2.29)      14,005
1993*      10.00       0.19       0.15       0.34    (0.19)     0.00       (0.19)   0.00     10.15     3.48       12,334

GOVERNMENT MONEY MARKET
1997       1.00        0.05       0.00       0.05    (0.05)     0.00       (0.05)   0.00     1.00      4.76      207,817
1996       1.00        0.04       0.00       0.04    (0.04)     0.00       (0.04)   0.00     1.00      4.56      152,786
1995       1.00        0.05       0.00       0.05    (0.05)     0.00       (0.05)   0.00     1.00      5.16      131,210
1994       1.00        0.04      (0.01)      0.03    (0.04)     0.00       (0.04)   0.01     1.00      3.58      188,197
1993       1.00        0.03       0.00       0.03    (0.03)     0.00       (0.03)   0.00     1.00      2.80      140,926

TAX FREE MONEY MARKET
1997       1.00        0.03       0.00       0.03    (0.03)     0.00       (0.03)   0.00     1.00      3.23      130,083
1996       1.00        0.03       0.00       0.03    (0.03)     0.00       (0.03)   0.00     1.00      3.14      117,423
1995       1.00        0.04       0.00       0.04    (0.04)     0.00       (0.04)   0.00     1.00      3.63      121,754
1994       1.00        0.03       0.00       0.03    (0.03)     0.00       (0.03)   0.00     1.00      2.61      152,501
1993       1.00        0.02       0.00       0.02    (0.02)     0.00       (0.02)   0.00     1.00      2.32      136,889



                              RATIOS
                                                         AVERAGE
             RATIO OF       RATIO OF                    COMMISS-
             EXPENSES      NET INCOME     PORTFOLIO        ION
             TO AVERAGE    TO AVERAGE     TURNOVER         PER
             NET ASSETS    NET ASSETS       RATE          SHARE
             ----------    ----------       ----          -----

GOVERNMENT SECURITIES
1997            0.86%A       5.56%         330.3%        N/A
1996            0.81         5.87          333.1         N/A
1995            0.82         6.52          375.0         N/A
1994            0.80         7.18          115.9         N/A
1993            0.81         7.43           97.5         N/A

INTERMEDIATE MUNICIPAL BOND
1997            0.85         4.55           39.8         N/A
1996            0.85         4.72           44.4         N/A
1995            0.85         4.38           51.2         N/A
1994            0.85         4.20           30.9         N/A
1993            0.84 B       3.86 B         17.0 B       N/A

GOVERNMENT MONEY MARKET
1997            0.81         4.68           N/A          N/A
1996            0.83         4.48           N/A          N/A
1995            0.82         5.06           N/A          N/A
1994            0.80         3.54           N/A          N/A
1993            0.81         2.75           N/A          N/A

TAX FREE MONEY MARKET
1997            0.74         3.17           N/A          N/A
1996            0.72         3.10           N/A          N/A
1995            0.76         3.56           N/A          N/A
1994            0.73         2.59           N/A          N/A
1993            0.74         2.29           N/A          N/A



*  From July 1, 1993 (commencement of operations) to December 31, 1993.
A Effective January 1, 1998 WPG has voluntarily agreed to limit the total expenses of the Fund to 0.50% of average daily net assets.
B  Annualized

WEISS, PECK & GREER MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

          (For the years ended December 31 except as indicated in the footnotes)




The Adviser agreed to reimburse other operating expenses and not to its full fee for certain periods. Had the Adviser not so agreed, and had the Funds not received a custody fee earnings credit, the total return would have been lower and the net investment income/(loss) per share, ratio of expenses to average net assets and ratio of net investment income to average net assets would have been:


                                                           RATIO OF
                                                              NET
                                        RATIO OF          INVESTMENT
                                        EXPENSES            INCOME
                                        TO AVERAGE        TO AVERAGE
                                        NET ASSETS        NET ASSETS
                                        ----------        ----------
          GROWTH
                    1995                   1.08%              (0.21%)
          QUANTITATIVE EQUITY
                    1993                   1.41%               1.92%
          INTERNATIONAL
                    1997                   1.92%              (0.01%)
                    1996                   1.76%               0.26%
                    1995                   1.76%               0.39%
                    1994                   2.35%              (0.28%)
                    1993                   2.89%              (0.64%)
          INTERMEDIATE MUNICIPAL BOND
                    1997                   1.15%               4.25%
                    1996                   1.01%               4.56%
                    1995                   0.97%               4.25%
                    1994                   1.45%               3.60%
                    1993*                  2.00% A             2.70% A

For the Tudor, Growth and Income, Quantitative Equity, Government Securities, Municipal Bond, Government Money Market and Tax Free Money Market Funds the custody fee earnings credit had an effect of less than 0.01% per share on the above ratios. For the Growth Fund the custody fee earnings credit had an effect of less than 0.01% on the above ratios for 1996 and 1997.

Notes:
* From July 1, 1993 (commencement of operations) to December 31, 1993

A Annualized

                          INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of:

     WPG TUDOR FUND
     WPG GROWTH AND INCOME FUND
     WPG GROWTH FUND
     WPG QUANTITATIVE EQUITY FUND
     WEISS, PECK & GREER INTERNATIONAL FUND
     WPG GOVERNMENT SECURITIES FUND
     WPG INTERMEDIATE MUNICIPAL BOND FUND
     WPG GOVERNMENT MONEY MARKET FUND
     WPG TAX FREE MONEY MARKET FUND

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of WPG Tudor Fund, WPG Growth and Income Fund, WPG Growth Fund, WPG Quantitative Equity Fund, Weiss, Peck & Greer International Fund, WPG Government Securities Fund, WPG Intermediate Municipal Bond Fund, WPG Government Money Market Fund and WPG Tax Free Money Market Fund as of December 31, 1997, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the periods indicated on pages 48 through 50. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of WPG Tudor Fund, WPG Growth and Income Fund, WPG Growth Fund, WPG Quantitative Equity Fund, Weiss, Peck & Greer International Fund, WPG Government Securities Fund, WPG Intermediate Municipal Bond Fund, WPG Government Money Market Fund and WPG Tax Free Money Market Fund as of December 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and their financial highlights for each of the periods indicated above, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
New York, New York
January 19, 1998

                              WEISS, PECK & GREER

                     ONE NEW YORK PLAZA, NEW YORK, NY 10004




INDEPENDENT TRUSTEES AND MEMBERS
OF AUDIT COMMITTEE
Raymond R. Herrmann, Jr.            William B. Ross
Lawrence J. Israel                  Harvey E. Sampson
Graham E. Jones                     Robert A. Straniere
Paul Meek

OFFICERS
ROGER J. WEISS
  Chairman of the Board and Trustee - all funds
  President - Weiss, Peck & Greer International Fund
ADAM STARR
  President - WPG Tudor Fund, WPG Growth Fund
JAY C. NADEL
  Executive Vice President and Secretary - all funds
FRANCIS H. POWERS
  Executive Vice President and Treasurer - all funds
JOSEPH J. REARDON
  Vice President - all funds
JOSEPH PARASCONDOLA
  Assistant Vice President - all funds
A. ROY KNUTSEN
  President - WPG Growth and Income Fund
DANIEL S. VANDIVORT
  President - WPG Funds Trust
DANIEL CARDELL
  Vice President - WPG Quantitative Equity Fund
R. SCOTT RICHTER
  Vice President - WPG Intermediate Municipal  Bond Fund
JANET A. FIORENZA
 Vice President - WPG Tax Free Money Market Fund
S. BLAKE MILLER
  Vice President - WPG Intermediate Municipal Bond Fund

INVESTMENT ADVISER
Weiss, Peck & Greer, LLC
One New York Plaza
New York, NY  10004

CUSTODIAN
Boston Safe Deposit and Trust Company
One Exchange Place
Boston, MA  02109

DIVIDEND DISBURSING AND
TRANSFER AGENT
First Data Investor Services Group
4400 Computer Drive
Westboro, MA 01581-5120

LEGAL COUNSEL
Hale and Dorr
60 State Street
Boston, MA  02109

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
345 Park Avenue
New York, NY  10154



This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of sale or solicitation of an offer to buy shares of the Weiss, Peck & Greer Funds. Such offering is made only by prospectus, which includes details as to offering and other material information.

                           WPG GROWTH AND INCOME FUND

                            PART C. OTHER INFORMATION


Item 24.  FINANCIAL STATEMENTS AND EXHIBITS.
          ----------------------------------

             (a) Financial Statements -

             Included in Part A:

             Financial  Highlights  for each of the ten years in the period ended December 31, 1997.

             Included in Part B:

             Schedule of Investments.

             Statement of Assets and Liabilities at December 31, 1997.

             Statement of Operations for the year ended December 31, 1997.

             Statementof Changes in Net  Assets  for years  ended
               December 31, 1996 and December 31, 1997.

             Financial Highlights.

             Notes to Financial Statements.

             Independent Auditors Report.

             (b)  Exhibits -

             EXHIBIT
             NUMBER             DESCRIPTION
             ------             -----------

             1(a) Amended and Restated Declaration of Trust dated May 1, 1993 of Registrant***** (and t)

             1(b) Certificate of Amendment dated October 28, 1993 to the Amended and Restated Declaration of Trust dated May 1, 1993 of Registrant***** (and t)

             2          By-Laws of Registrant* (and t)

             3          Not Applicable

             4          Not Applicable

             5(a) Investment Advisory Agreement between Registrant and Weiss, Peck & Greer***** (and t)

             5(b) Administration Agreement between Registrant and Weiss, Peck & Greer***** (and t)

             6          Not Applicable

             7          Not Applicable

             8 Custodian Agreement between Registrant and The Boston Safe Deposit and Trust Company** (and t)

             9(a) Transfer Agency Agreement between Registrant and The Boston Safe Deposit and Trust Company**

             9(b) Accounting Services Agreement between Registrant and The Boston Company Advisors, Inc.** (and t)

             10         Opinion and Consent of Hale and Dorr LLP (t)

             11         Consent of KPMG Peat Marwick LLP (t)

             12         Not Applicable

             14         Not Applicable

             15         Not Applicable

             16         Performance Calculation Schedule****

             18         Not Applicable

             19         Powers of Attorney***** (and t)

             27         Financial Data Schedule (t)


--------------

(t)  Filed herewith.

* Previously filed with Post-Effective Amendment No. 12 on April 28, 1988.
** Previously filed with Post-Effective Amendment No. 13 dated April 28, 1989.
*** Previously filed with Post-Effective Amendment No. 15 on February 11, 1991.
**** Previously filed with Post-Effective Amendment No. 16 dated April 8, 1991.
***** Previously filed with Post-Effective Amendment No. 20 dated April 19, 1994.
****** Previously filed with Post-Effective Amendment No. 21 dated November 4, 1994.

Item 25.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.
            --------------------------------------------------------------

            Not Applicable.

Item 26.    NUMBER OF HOLDERS OF SECURITIES (AS OF MARCH 31, 1998).
            -------------------------------------------------------

            TITLE OF CLASS            NUMBER OF RECORD HOLDERS
            --------------            ------------------------

            Shares of
            Beneficial
            Interest
            par value
            $1.00 per share                      2,040

Item 27.    INDEMNIFICATION.
            ----------------

            Reference is made to Article VIII of the Registrant's Declaration of Trust and Article V of the Registrant's By-Laws.

            Nothing in the By-Laws of the Trust may be construed to be in derogation of the provisions of Section 17(h) of the Investment Company Act of 1940, as amended (the "1940 Act"), which provides that the by-laws of a registered investment company shall not contain any provision which protects or purports to protect any director or officer of such company against any liability of the company or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct").

            The Registrant understands that in the opinion of the Securities and Exchange Commission (the "Commission") an indemnification provision does not violate Section 17(h) of the 1940 Act if it precludes indemnification for any liability whether or not there is an adjudication of liability, arising by reason of disabling conduct. Reasonable and fair means for determining whether indemnification shall be made include (1) a final decision on the merits by a court or other body before whom the proceeding
           was   brought   that  the  person  to  be   indemnified   (the
           "indemnitee")  was not liable by reason of  disabling  conduct or, (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts that the indemnitee was not liable by reason of disabling conduct by
           (a) the vote of a majority of a quorum of trustees who are neither "interested persons" of the Registrant as defined in
           Section 2(a)(19) of the 1940 Act nor parties to the preceding ("disinterested non-party trustees"), or (b) an independent legal counsel in a written opinion. The Registrant further understands that in the Commission's view the dismissal of either a court action or an administrative  proceeding against an indemnitee for  insufficiency  of evidence of any disabling
           conduct  with  which  he  has  been  charged   would   provide
           reasonable assurance that he was not liable by reason of disabling conduct. A determination by the vote of a majority of a quorum of disinterested nonparty trustees would also provide reasonable assurance that the indemnitee was not liable by reason of disabling conduct.

           The Registrant further understands that the Commission believes that an indemnification provision does not violate
           Section 17(h) of the 1940 Act simply because it requires or permits the Registrant to advance attorney's fees or other expenses incurred by its trustees, officers or investment adviser in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification, so long as the provision also requires at least one of the following as a condition to the advance: (1) the indemnitee shall provide security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested nonparty trustees of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification. The Registrant is also aware that the Commission believes that an improper indemnification payment or advance of legal expenses could constitute a breach of fiduciary duty involving personal misconduct under Section 36 of the 1940 Act or an unlawful and willful conversion of an investment company's assets under Section 37 of the 1940 Act.

                    Insofar  as  the   indemnification   for  liabilities
           arising under the Securities Act of 1933 (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the
           Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

           Weiss, Peck & Greer, L.L.C. carries for itself and its subsidiaries Directors and Officers Liability Insurance. Under this policy, outside directors would be covered up to the limits specified for any claim against them for acts committed in their capacities as members of the Board. A pro rata share of the premium for this coverage is charged to each investment company.

Item 28.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.
           -----------------------------------------------------

                    The business and other connections of the officers and directors of Weiss, Peck & Greer, L.L.C. are listed on the Form ADV of Weiss, Peck & Greer, L.L.C. as currently on file with the Commission (File No. 801-6604), the text of which is hereby incorporated by reference.

Item 29.   PRINCIPAL UNDERWRITERS.
           -----------------------

           Not Applicable.

Item 30.   LOCATION OF ACCOUNTS AND RECORDS.
           ---------------------------------

                    All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder are maintained at the following locations:

          NAME                                  ADDRESS
          ----                                  -------

          WPG Growth and Income Fund            One New York Plaza
                                                New York, NY  10004

          The Boston Safe Deposit               One Boston Place
            and Trust Company                   Boston, MA  02109

          First Data Investor                   P.O. Box 9037
            Services Group, Inc.                Boston, MA  02205

Item 31.  MANAGEMENT SERVICES.
          --------------------

          Not Applicable.

Item 32.  UNDERTAKINGS.
          -------------

          (a)   Not Applicable.

          (b)   Not Applicable.

          (c) The  Registrant  undertakes  to  deliver,  or  cause to be delivered with the Prospectus, to each person to whom the Prospectus is sent or given a copy of the Registrant's report to shareholders furnished pursuant to and meeting the requirements of Rule 30d-1 under the 1940 Act from which the specified information is incorporated by reference, unless such person currently holds securities of the Registrant and otherwise has received a copy of such report, in which case the Registrant shall state in the Prospectus that it will furnish, without charge, a copy of such report on request, and the name, address and telephone number of the person to whom such a request should be directed.

                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this Post-Effective Amendment to the Registration Statement meets all the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933 and the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 22nd day of April, 1998.


                                       WPG GROWTH AND INCOME FUND


                                       /S/FRANCIS H. POWERS
                                       --------------------
                                          Francis H. Powers, Executive
                                            Vice President


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                              TITLE                    DATE
---------                              -----                    ----

/S/ROGER J. WEISS                      Chairman of          April 22, 1998
---------------------------------
Roger J. Weiss                         the Board
                                       (Principal
                                       Executive Officer)
                                       and Trustee


/S/FRANCIS H. POWERS                   Executive Vice       April 22, 1998
---------------------------------
Francis H. Powers                      President and
                                       Treasurer
                                       (Principal
                                       Financial and
                                       Accounting Officer)

SIGNATURE                              TITLE                    DATE
---------                              -----                    ----

RAYMOND R. HERRMANN, JR.*              Trustee                  April 22, 1998
--------------------------
Raymond R. Herrmann, Jr.

LAWRENCE J. ISRAEL*                    Trustee                  April 22, 1998
--------------------------
Lawrence J. Israel

GRAHAM E. JONES*                       Trustee                  April 22, 1998
--------------------------
Graham E. Jones

PAUL MEEK*                             Trustee                  April 22, 1998
--------------------------
Paul Meek

WILLIAM B. ROSS*                       Trustee                  April 22, 1998
--------------------------
William B. Ross

HARVEY E. SAMPSON*                     Trustee                  April 22, 1998
--------------------------
Harvey E. Sampson

ROBERT A. STRANIERE*                   Trustee                  April 22, 1998
--------------------------
Robert A. Straniere


   *By:/S/FRANCIS H. POWERS                                     April 22, 1998
    ----------------------------------
          Francis H. Powers
          Attorney-in-Fact

                                  EXHIBIT INDEX
                                  -------------


EXHIBIT           DESCRIPTION
-------           -----------

1(a) Amended and Restated Declaration of Trust dated May 1, 1993 of Registrant

1(b) Certificate of Amendment dated October 28, 1993 to the Amended and Restated Declaration of Trust dated May 1, 1993 of Registrant

2                   By-Laws of Registrant

5(a)                Investment Advisory Agreement between Registrant and Weiss,
                    Peck & Greer

5(b)                Administration Agreement between Registrant and Weiss, Peck
                    & Greer

8 Custodian Agreement between Registrant and The Boston Safe Deposit and Trust Company

9(b) Accounting Services Agreement between Registrant and The Boston Company Advisors, Inc.

10                  Opinion and Consent of Hale and Dorr LLP

11                  Consent of KPMG Peat Marwick LLP

16                  Powers of Attorney

27                  Financial Data Schedule